U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[X]
Pre-Effective Amendment No.	__
Post-Effective Amendment No.	56
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	[X]
Amendment No.	59

(Check appropriate box or boxes)

WILLIAMSBURG INVESTMENT TRUST
(Exact Name of Registrant as Specified in Charter)

225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246
(Address of Principle Executive Offices)

Registrant's Telephone Number, including Area Code: (513) 587-3400

W. Lee H. Dunham, Esq.
Sullivan & Worcester LLP
One Post Office Square
Boston, Massachusetts 02109
(Name and Address of Agent for Service)

Copies to:
Tina H. Bloom, Esq.
Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246

It is proposed that this filing will become effective (check appropriate box):

/ /	immediately upon filing pursuant to paragraph (b)
/X/	on August 1, 2013 pursuant to paragraph (b)
/ /	60 days after filing pursuant to paragraph (a)(1)
/ /	on (date) pursuant to paragraph (a)(1)
/ /	75 days after filing pursuant to paragraph (a)(2)
/ /	on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

/ /	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

THE DAVENPORT FUNDS

Davenport Core Fund
Ticker Symbol: DAVPX

Davenport Value & Income Fund
Ticker Symbol: DVIPX

Davenport Equity Opportunities Fund
Ticker Symbol: DEOPX

PROSPECTUS
August 1, 2013

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Risk/Return Summary
Davenport Core Fund	3
Davenport Value & Income Fund	8
Davenport Equity Opportunities Fund	14
Information Relevant to All Funds	20
Additional Investment Information	21
How to Purchase Shares	22
How to Redeem Shares	26
How Net Asset Value is Determined	29
Management of the Funds	30
Dividends, Distributions and Taxes	32
Financial Highlights	34
Privacy Notice	37
For Additional Information	back cover

2

RISK/RETURN SUMMARY

Davenport Core Fund

What is the Fund’s Investment Objective?

The investment objective of the Davenport Core Fund is long term growth of capital.

What are the Fund’s Fees and Expenses?

This table describes the fees and expenses that you may pay if you buy and hold shares of the Davenport Core Fund.

Shareholder Fees (fees paid directly from your investment):	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees	0.75%
Other Expenses	0.20%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses*	0.96%

*
“Total Annual Fund Operating Expenses” will not correlate to the Fund’s ratio of total expenses to average net assets in the Fund’s Financial Highlights, which reflects the operating expenses of the Fund but does not include “Acquired Fund Fees and Expenses.”

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$ 98	$ 306	$ 531	$1,178

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 26% of the average value of its portfolio.

3

What are the Fund’s Principal Investment Strategies?

Under normal circumstances, the Davenport Core Fund will invest at least 80% of its net assets in common stocks. The Advisor will invest in common stocks of companies that show strong growth potential, have strong and focused management, solid balance sheets and a history of proven results. In determining whether a company has the potential for strong growth, the Advisor will focus on several criteria, including, among other things:

•	price-earnings ratios

•	rate of earnings growth

•	depth of management

•	past financial stability

•	the present and projected position within a company’s industry

•	dividend record

The Advisor attempts to control risk through diversification among major market sectors. The Advisor does not limit the Fund to any particular capitalization requirement. At any time, the Fund may invest a portion of its assets in small, unseasoned companies.

The Fund may invest up to 30% of its net assets in common stocks of foreign issuers when, in the Advisor’s opinion, such investments would be advantageous to the Fund and help the Fund achieve its investment objective. The Fund may invest in foreign markets that the Advisor considers to be “emerging markets.”

A security will be sold when the Advisor believes it no longer has the potential for strong growth, when it meets its targeted price, when the fundamentals of the issuer’s business or general market conditions have changed, or when more attractive opportunities become available.

What are the Principal Risks of Investing in the Fund?

The Davenport Core Fund is not intended to be a complete investment program and there can be no assurance that the Fund will achieve its investment objective. As with any mutual fund investment, there is a risk that you could lose money by investing in the Fund.

Stock Market Risk. The return on and value of an investment in the Fund will fluctuate in response to stock market movements. Stocks are subject to inherent market risks and fluctuations. Stocks may fluctuate in value due to earnings and other developments affecting a particular company or industry, stock market trends and general economic conditions, investor perceptions, interest rate changes and other factors beyond the control of the Advisor. Stocks tend to move in cycles and may experience periods of turbulence and instability.

4

Foreign Securities Risk. Investments in foreign securities involve risks that may be different from those of U.S. securities, including the risk that foreign economies may be less stable than the U.S. economy. Foreign securities may not be subject to uniform audit, financial reporting or disclosure standards, practices or requirements comparable to those found in the United States. Foreign securities are also subject to the risk of adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitations on the removal of money or other assets, political or social instability, and nationalization of companies or industries. Certain of these risks may also apply to securities of U.S. companies with significant non-U.S. operations. In addition, the dividends payable on certain of the Fund’s foreign securities may be subject to foreign withholding taxes. Foreign securities may also be subject to foreign currency risk, which is the risk that the value of the foreign security will decrease due to changes in the relative value of the U.S. dollar and the security’s underlying foreign currency.

Investments in emerging markets, which include Africa, parts of Europe and much of Asia, the Middle East and Central and South America, are subject to the risk of abrupt and severe price declines. The economic and political structures of developing countries, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and financial markets in developing countries are not as liquid as markets in developed countries. The economies in developing countries are less mature and can be overly reliant on particular industries and more vulnerable to the ebb and flow of international trade, trade barriers, and other protectionist measures. Certain countries may have legacies or periodic episodes of hyperinflation and currency devaluations, or of instability and upheaval, that could cause their governments to act in a detrimental or hostile manner toward private enterprise or foreign investment. Significant risks of war and terrorism currently affect some developing countries.

Small Company Risk. While small, unseasoned companies generally have potential for rapid growth, they often involve higher risks because they may lack the management experience, financial resources, product diversification and other competitive strengths of larger companies. In addition, in many instances, the securities of smaller companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies. Some securities may be inactively traded and thus may not be readily bought or sold. When making large sales, the Fund may have to sell portfolio holdings at discounts from quoted prices or may have to make a series of small sales over an extended period of time. Therefore, the securities of smaller companies may be subject to greater price fluctuations.

Management Risk. The Advisor’s method of security selection may not be successful and the securities in the Fund’s portfolio may not perform as well as the market as a whole. The securities selected by the Advisor may not appreciate in value as expected.

5

What has been the Fund’s Performance History?

The bar chart and performance table shown below provide some indication of the risks and variability of investing in the Davenport Core Fund. The bar chart shows changes in the Fund’s performance from year to year for each of the last 10 calendar years. The performance table shows how the Fund’s average annual total returns for 1, 5 and 10 years compare with those of a broad measure of market performance. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information, current through the most recent month end, is available by calling 1-800-281-3217.

The Fund’s 2013 year-to-date return through June 30, 2013 is 12.78%.

During the periods shown in the bar chart, the highest return for a quarter was 14.40% during the quarter ended June 30, 2009 and the lowest return for a quarter was -20.67% during the quarter ended December 31, 2008.

Average Annual Total Returns For Periods Ended December 31, 2012 :

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	One Year	Five Years	Ten Years
Return Before Taxes	16.67%	1.84%	7.40%
Return After Taxes on Distributions	16.54%	1.62%	7.02%
Return After Taxes on Distributions and Sale of Fund Shares	10.98%	1.51%	6.47%
STANDARD & POOR’S 500 INDEX (reflects no deduction for fees, expenses, or taxes)	16.00%	1.66%	7.10%

6

Management of the Fund

Investment Advisor

Davenport & Company LLC (the “Advisor”)

Portfolio Managers

The Davenport Core Fund is managed by the members of Advisor’s Investment Policy Committee, each of whom has an equal role in the decision making process. The members of the Investment Policy Committee are:

Name	Title with the Advisor	Length of Service to the Fund
John P. Ackerly, IV, CFA	Senior Vice President and Director	Since 1999
Michael S. Beall, CFA, CPA	Executive Vice President and Director	Since inception (1998)
E. Trigg Brown, Jr.	Executive Vice President and Director	Since 2002
Robert B. Giles	Executive Vice President and Director	Since 2007
William M. Noftsinger, Jr.	Senior Vice President and Director	Since 2002
George L. Smith, III, CFA	Senior Vice President and Director	Since 2010
David M. West, CFA	Senior Vice President and Director	Since 2012

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Information Relevant to All Funds” on page 20 of this Prospectus.

7

Davenport Value & Income Fund

What is the Fund’s Investment Objective?

The investment objective of the Davenport Value & Income Fund is to achieve long term growth while generating current income through dividend payments on portfolio securities.

What are the Fund’s Fees and Expenses?

This table describes the fees and expenses that you may pay if you buy and hold shares of the Davenport Value & Income Fund.

Shareholder Fees (fees paid directly from your investment):	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees	0.75%
Other Expenses	0.21%
Acquired Fund Fees and Expenses	0.22%
Total Annual Fund Operating Expenses*	1.18%

*
“Total Annual Fund Operating Expenses” will not correlate to the Fund’s ratio of total expenses to average net assets in the Fund’s Financial Highlights, which reflects the operating expenses of the Fund but does not include “Acquired Fund Fees and Expenses.”

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$120	$375	$649	$1,432

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 29% of the average value of its portfolio.

8

What are the Fund’s Principal Investment Strategies?

Under normal circumstances, the Davenport Value & Income Fund will invest primarily in common stocks of companies that have attractive valuations and dividend growth potential. The Advisor seeks to identify companies that may be undervalued because they are currently out of favor with the market or temporarily misunderstood by the investment community. The Fund may also invest in special situation companies that have experienced significant difficulties but are believed to have favorable prospects for recovery. The Advisor also seeks to identify companies whose dividends have the potential to yield significantly more than the dividends on the S&P 500 Index overall. The Advisor will assess the sustainability of a company’s dividend payments by analyzing its dividend history, its competitive position and industry dynamics. The Advisor uses a “bottom-up” stock selection approach that focuses primarily on individual companies in the context of broader market factors. In selecting investments for the Fund, the Advisor will focus on companies that exhibit one or more of the following characteristics:

•	attractive valuation based on intrinsic, absolute and relative value

•	dividend yields greater than the market or the relevant sector or industry

•	history of growing dividends with the likelihood of sustainable dividend growth

•	an attractive business model, sound balance sheet and a disciplined management team

The Advisor attempts to control risk through diversification among major market sectors. The Advisor does not limit the Fund to any particular capitalization requirement. At any time, the Fund may invest a portion of its assets in small, unseasoned companies.

The Fund may invest in shares of exchange traded funds (“ETFs”) if the Advisor believes it is advisable to increase the Fund’s exposure to the broad market or to industry sectors without purchasing a large number of individual securities. ETFs typically hold a portfolio of securities designed to track the performance of a particular index or market sector. ETFs differ from traditional index funds in that their shares are listed on a securities exchange and can be traded intraday. The Fund may invest up to 20% of its net assets in ETFs.

The Fund may invest up to 30% of its net assets in common stocks of foreign issuers when, in the Advisor’s opinion, such investments would be advantageous to the Fund and help the Fund achieve its investment objective. The Fund may invest in foreign markets that the Advisor considers to be “emerging markets.” The Fund may invest in ETFs that invest primarily in common stocks of foreign companies, including regional and/or country specific ETFs, as well as emerging market ETFs.

A security will be sold when the Advisor believes it no longer has the potential for capital appreciation, when it meets its targeted price, when the fundamentals of the issuer’s business or general market conditions have changed, or when more attractive opportunities become available.

9

What are the Principal Risks of Investing in the Fund?

The Davenport Value & Income Fund is not intended to be a complete investment program and there can be no assurance that the Fund will achieve its investment objective. As with any mutual fund investment, there is a risk that you could lose money by investing in the Fund.

Stock Market Risk. The return on and value of an investment in the Fund will fluctuate in response to stock market movements. Stocks are subject to inherent market risks and fluctuations. Stocks may fluctuate in value due to earnings and other developments affecting a particular company or industry, stock market trends and general economic conditions, investor perceptions, interest rate changes and other factors beyond the control of the Advisor. Stocks tend to move in cycles and may experience periods of turbulence and instability.

Foreign Securities Risk. Investments in foreign securities involve risks that may be different from those of U.S. securities, including the risk that foreign economies may be less stable than the U.S. economy. Foreign securities may not be subject to uniform audit, financial reporting or disclosure standards, practices or requirements comparable to those found in the United States. Foreign securities are also subject to the risk of adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitations on the removal of money or other assets, political or social instability, and nationalization of companies or industries. Certain of these risks may also apply to securities of U.S. companies with significant non-U.S. operations. In addition, the dividends payable on certain of the Fund’s foreign securities may be subject to foreign withholding taxes. Foreign securities may also be subject to foreign currency risk, which is the risk that the value of the foreign security will decrease due to changes in the relative value of the U.S. dollar and the security’s underlying foreign currency.

Investments in emerging markets, which include Africa, parts of Europe and much of Asia, the Middle East and Central and South America, are subject to the risk of abrupt and severe price declines. The economic and political structures of developing countries, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and financial markets in developing countries are not as liquid as markets in developed countries. The economies in developing countries are less mature and can be overly reliant on particular industries and more vulnerable to the ebb and flow of international trade, trade barriers, and other protectionist measures. Certain countries may have legacies or periodic episodes of hyperinflation and currency devaluations, or of instability and upheaval, that could cause their governments to act in a detrimental or hostile manner toward private enterprise or foreign investment. Significant risks of war and terrorism currently affect some developing countries.

10

Small Company Risk. Small, unseasoned companies often involve higher risks because they may lack the management experience, financial resources, product diversification and other competitive strengths of larger companies. In many instances, the securities of smaller companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies. Some securities may be inactively traded and thus may not be readily bought or sold. When making large sales, the Fund may have to sell portfolio holdings at discounts from quoted prices or may have to make a series of small sales over an extended period of time. Therefore, the securities of smaller companies may be subject to greater price fluctuations.

ETF Risk. An investment in an ETF generally presents the same primary risks as an investment in a conventional investment company, including the risk that the general level of security prices owned by the ETF may decline, thereby affecting the value of the shares of the ETF. In addition, ETFs are subject to certain risks that do not apply to conventional open-end mutual funds, including the risk that the market price of an ETF’s shares may trade at a discount to its net asset value, or that an active trading market for an ETF’s shares may not be developed or maintained. ETFs are also subject to the risks of the underlying securities or sectors that the ETF is designed to track. When the Fund invests in an ETF, Fund shareholders will indirectly pay a proportionate share of the management fee and operating expenses of the ETF, in addition to the Fund’s direct fees and expenses.

Investment Style and Management Risk. The Advisor’s method of security selection may not be successful and the securities in the Fund’s portfolio may not perform as well as the market as a whole. Stocks held by the Fund may reduce or stop paying dividends which could affect the Fund’s ability to generate income. The Fund’s value style may go out of favor with investors and the securities selected by the Advisor may not appreciate in value as expected.

11

What has been the Fund’s Performance History?

The bar chart and performance table shown below provide some indication of the risks and variability of investing in the Davenport Value & Income Fund. The bar chart shows the Fund’s performance for each full calendar year of the Fund’s operations. The performance table shows how the Fund’s average annual total returns for 1 year and since inception compare with those of a broad measure of market performance. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information, current through the most recent month end, is available by calling 1-800-281-3217.

The Fund’s 2013 year-to-date return through June 30, 2013 is 15.48%.

During the periods shown in the bar chart, the highest return for a quarter was 13.48% during the quarter ended December 31, 2011 and the lowest return for a quarter was -10.86% during the quarter ended September 30, 2011.

Average Annual Total Returns For Periods Ended December 31, 2012:

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	One Year	Since Inception (December 31, 2010)
Return Before Taxes	15.38%	11.63%
Return After Taxes on Distributions	14.76%	11.14%
Return After Taxes on Distributions and Sale of Fund Shares	10.81%	9.93%
STANDARD & POOR’S 500 INDEX (reflects no deduction for fees,expenses, or taxes)	16.00%	8.84%

12

Management of the Fund

Investment Advisor

Davenport & Company LLC (the “Advisor”)

Portfolio Managers

The Davenport Value & Income Fund is managed by the members of Advisor’s Investment Policy Committee, each of whom has an equal role in the decision making process. The members of the Investment Policy Committee are:

Name	Title with the Advisor	Length of Service to the Fund
John P. Ackerly, IV, CFA	Senior Vice President and Director	Since inception (2010)
Michael S. Beall, CFA, CPA	Executive Vice President and Director	Since inception (2010)
E. Trigg Brown, Jr.	Executive Vice President and Director	Since inception (2010)
Robert B. Giles	Executive Vice President and Director	Since inception (2010)
William M. Noftsinger, Jr.	Senior Vice President and Director	Since inception (2010)
George L. Smith, III, CFA	Senior Vice President and Director	Since inception (2010)
David M. West, CFA	Senior Vice President and Director	Since 2012

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Information Relevant to All Funds” on page 20 of this Prospectus.

13

Davenport Equity Opportunities Fund

What is the Fund’s Investment Objective?

The investment objective of the Davenport Equity Opportunities Fund is long term capital appreciation.

What are the Fund’s Fees and Expenses?

This table describes the fees and expenses that you may pay if you buy and hold shares of the Davenport Equity Opportunities Fund.

Shareholder Fees (fees paid directly from your investment):	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees	0.75%
Other Expenses	0.26%
Total Annual Fund Operating Expenses	1.01%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$103	$322	$558	$1,236

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 41% of the average value of its portfolio.

14

What are the Fund’s Principal Investment Strategies?

Under normal circumstances, at least 80% of the Davenport Equity Opportunities Fund’s net assets (including the amount of any borrowings for investment purposes, although the Fund does not currently intend to borrow for investment purposes) will be invested in common stocks and shares of ETFs that invest primarily in common stocks. The Fund will invest primarily in common stocks of medium and small capitalization companies. The Advisor defines medium capitalization companies as those whose market capitalization, at the time of purchase, is between $2 billion and $10 billion and defines small cap companies as those whose market capitalization, at the time of purchase, is between $300 million and $2 billion. The Fund will invest in common stocks of companies that, in the Advisor’s opinion, show strong growth potential, have strong and focused management, solid balance sheets and a history of proven results. The Advisor uses a “bottom-up” stock selection approach that focuses primarily on individual companies in the context of broader market factors. In determining whether a company has the potential for strong growth, the Advisor will focus on companies that exhibit one or more of the following characteristics:

•	Evidence of Financial Strength – The company has a consistent generation of free cash flow, a strong balance sheet, a high return on invested capital and the ability to grow revenues.

•	Pricing Flexibility – The company has the ability to adjust its prices independent of competitive forces.

•	Competitive Advantage – The company has a significant niche in its market and competitive barriers that do not easily allow competition.

•	Disciplined Management – The company has an experienced and sound management team that is focused on building value.

•
Attractive Valuation – The company is selling at a low price relative to its assets, earnings, cash flow or business franchise. This may be determined by its price-earnings ratio, price-book ratio or price-sales ratio.

The Fund may also invest in special situation companies that have fallen out of favor with the market but are believed to offer favorable risk-adjusted returns. Special situations may include significant changes in a company’s allocation of its existing capital (companies undergoing turnarounds or spin-offs), a restructuring of assets, or a reduction of free cash flow. Special situations may also result from significant changes to an industry through regulatory developments or shifts in competition, new or improved products, changes in senior management or significant changes in cost structure. The Advisor attempts to control risk through diversification among major market sectors, but may overweight a position if it has a strong conviction about its potential for capital appreciation. The Fund may emphasize investment in one or more particular business sectors at times.

15

The Fund may invest in shares of ETFs if the Advisor believes it is advisable to increase the Fund’s exposure to the broad market or to industry sectors without purchasing a large number of individual securities. ETFs typically hold a portfolio of securities designed to track the performance of a particular index or market sector. ETFs differ from traditional index funds in that their shares are listed on a securities exchange and can be traded intraday. The Fund may invest up to 20% of its net assets in ETFs.

The Fund may invest up to 30% of its net assets in common stocks of foreign issuers when, in the Advisor’s opinion, such investments would be advantageous to the Fund and help the Fund achieve its investment objective. The Fund may invest in foreign markets that the Advisor considers to be “emerging markets.” The Fund may invest in ETFs that invest primarily in common stocks of foreign companies, including regional and/or country specific ETFs, as well as emerging market ETFs.

A security will be sold when the Advisor believes it no longer has the potential for strong growth, when it meets its targeted price, when the fundamentals of the issuer’s business or general market conditions have changed, or when more attractive opportunities become available.

What are the Principal Risks of Investing in the Fund?

The Davenport Equity Opportunities Fund is not intended to be a complete investment program and there can be no assurance that the Fund will achieve its investment objective. As with any mutual fund investment, there is a risk that you could lose money by investing in the Fund.

Stock Market Risk. The return on and value of an investment in the Fund will fluctuate in response to stock market movements. Stocks are subject to inherent market risks and fluctuations. Stocks may fluctuate in value due to earnings and other developments affecting a particular company or industry, stock market trends and general economic conditions, investor perceptions, interest rate changes and other factors beyond the control of the Advisor. Stocks tend to move in cycles and may experience periods of turbulence and instability.

Sector Risk. The Fund may emphasize investment in one or more particular business sectors at times, which may cause the value of its share price to be more susceptible to the financial, market or economic events affecting issuers and industries within those sectors than a fund that does not emphasize investment in particular sectors. The sectors that the Fund may emphasize will vary from time to time.

Foreign Securities Risk. Investments in foreign securities involve risks that may be different from those of U.S. securities, including the risk that foreign economies may be less stable than the U.S. economy. Foreign securities may not be subject to uniform audit, financial reporting or disclosure standards, practices or requirements comparable to those found in the United States. Foreign securities are also subject to the risk of adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitations

16

on the removal of money or other assets, political or social instability, and nationalization of companies or industries. Certain of these risks may also apply to securities of U.S. companies with significant non-U.S. operations. In addition, the dividends payable on certain of the Fund’s foreign securities may be subject to foreign withholding taxes. Foreign securities may also be subject to foreign currency risk, which is the risk that the value of the foreign security will decrease due to changes in the relative value of the U.S. dollar and the security’s underlying foreign currency.

Investments in emerging markets, which include Africa, parts of Europe and much of Asia, the Middle East and Central and South America, are subject to the risk of abrupt and severe price declines. The economic and political structures of developing countries, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and financial markets in developing countries are not as liquid as markets in developed countries. The economies in developing countries are less mature and can be overly reliant on particular industries and more vulnerable to the ebb and flow of international trade, trade barriers, and other protectionist measures. Certain countries may have legacies or periodic episodes of hyperinflation and currency devaluations, or of instability and upheaval, that could cause their governments to act in a detrimental or hostile manner toward private enterprise or foreign investment. Significant risks of war and terrorism currently affect some developing countries.

Small and Medium Capitalization Risk. Investing in small and medium capitalization companies involves greater risk than is customarily associated with larger, more established companies. These companies may lack the management experience, financial resources, product diversification and other competitive strengths of larger companies. In many instances, the securities of smaller companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies. Some securities may be inactively traded and thus may not be readily bought or sold. When making large sales, the Fund may have to sell portfolio holdings at discounts from quoted prices or may have to make a series of small sales over an extended period of time. Therefore, the securities of small and medium capitalization companies may be subject to greater price fluctuations. These risks may be more pronounced for investments in small capitalization companies.

ETF Risk. An investment in an ETF generally presents the same primary risks as an investment in a conventional investment company, including the risk that the general level of security prices owned by the ETF may decline, thereby affecting the value of the shares of the ETF. In addition, ETFs are subject to certain risks that do not apply to conventional open-end mutual funds, including the risk that the market price of an ETF’s shares may trade at a discount to its net asset value, or that an active trading market for an ETF’s shares may not be developed or maintained. ETFs are also subject to the risks of the underlying securities or sectors that the ETF is designed to track. When the Fund invests in an ETF, Fund shareholders will indirectly pay a proportionate share of the

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management fee and operating expenses of the ETF, in addition to the Fund’s direct fees and expenses.

Investment Style and Management Risk. The Advisor’s method of security selection may not be successful and the securities in the Fund’s portfolio may not perform as well as the market as a whole. The securities selected by the Advisor may not appreciate in value as expected.

What has been the Fund’s Performance History?

The bar chart and performance table shown below provide some indication of the risks and variability of investing in the Davenport Equity Opportunities Fund. The bar chart shows the Fund’s performance for each full calendar year of the Fund’s operations. The performance table shows how the Fund’s average annual total returns for 1 year and since inception compare with those of a broad measure of market performance. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information, current through the most recent month end, is available by calling 1-800-281-3217.

The Fund’s 2013 year-to-date return through June 30, 2013 is 13.52%.

During the periods shown in the bar chart, the highest return for a quarter was 14.34% during the quarter ended March 31, 2012 and the lowest return for a quarter was -15.14% during the quarter ended September 30, 2011.

Average Annual Total Returns For Periods Ended December 31, 2012 :

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

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	One Year	Since Inception (December 31, 2010)
Return Before Taxes	21.99%	13.18%
Return After Taxes on Distributions	21.54%	12.94%
Return After Taxes on Distributions and Sale of Fund Shares	14.88%	11.29%
RUSSELL MIDCAP INDEX (reflects no deduction for fees, expenses, or taxes)	17.28%	7.45%

Management of the Fund

Investment Advisor

Davenport & Company LLC (the “Advisor”)

Portfolio Managers

Christopher G. Pearson, CFA and George L. Smith, III, CFA are primarily responsible for the management of the Davenport Equity Opportunities Fund’s portfolio, subject to oversight by the Advisor’s Investment Policy Committee. The portfolio managers of the Fund and members of the Investment Policy Committee are:

Name		Title with the Advisor	Length of Service to the Fund
	Christopher G. Pearson, CFA	Vice President	Since 2013
*	George L. Smith, III, CFA	Senior Vice President and Director	Since inception (2010)
*	John P. Ackerly, IV, CFA	Senior Vice President and Director	Since inception (2010)
*	Michael S. Beall, CFA, CPA	Executive Vice President and Director	Since inception (2010)
*	E. Trigg Brown, Jr.	Executive Vice President and Director	Since inception (2010)
*	Robert B. Giles	Executive Vice President and Director	Since inception (2010)
*	William M. Noftsinger, Jr.	Senior Vice President and Director	Since inception (2010)
*	David M. West, CFA	Senior Vice President and Director	Since 2012

*	Member of the Investment Policy Committee

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Information Relevant to All Funds” on page 20 of this Prospectus.

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INFORMATION RELEVANT TO ALL FUNDS

Purchase and Sale of Fund Shares

Minimum Initial Investment – $5,000, except that the minimum is $2,000 for tax-deferred retirement accounts

Minimum Subsequent Investment – None, except the minimum for participants in the Automatic Investment Plan is $100

The Funds’ shares are redeemable. You may purchase or redeem (sell) shares of the Funds on each day that the Funds are open for business. Transactions may be initiated by written request, by wire transfer or through your financial institution.

Tax Information

Each Fund’s distributions are generally taxed as ordinary income or capital gains unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, or you are a tax-exempt investor.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Funds through a broker-dealer or other financial intermediary (such as a bank), the Funds and their related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Funds over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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ADDITIONAL INVESTMENT INFORMATION

INVESTMENT OBJECTIVES

The investment objective of the Davenport Core Fund is long term growth of capital. Current income is incidental to this objective and may not be significant.

The investment objective of the Davenport Value & Income Fund is to achieve long term growth while generating current income through dividend payments on portfolio securities.

The investment objective of the Davenport Equity Opportunities Fund is long term capital appreciation.

The investment objective of each Fund may not be changed without the prior approval of a majority (as defined by the Investment Company Act of 1940) of the Fund’s shares.

NON-PRINCIPAL INVESTMENT STRATEGIES

Although each Fund invests primarily in common stocks, it may also invest a portion of its assets in straight preferred stocks, convertible preferred stocks and convertible bonds that are rated at the time of purchase in the four highest grades assigned by a nationally recognized rating agency, or unrated securities determined by the Advisor to be of comparable quality. Each Fund may also invest in warrants.

Preferred stocks and bonds rated in the fourth highest category by a nationally recognized rating agency have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to pay principal and interest or to pay the preferred stock obligations than is the case with higher grade securities. The Advisor will sell a preferred stock or convertible bond if its rating is reduced below the four highest investment grades assigned by a rating agency, subject to market conditions and the Advisor’s assessment of the most opportune time for sale.

Money market instruments will typically represent a portion of each Fund’s portfolio, as funds awaiting investment, to accumulate cash for anticipated purchases of portfolio securities and to provide for shareholder redemptions and operational expenses of the Funds. Money market instruments mature in 13 months or less from the date of purchase and include U.S. Government securities and corporate debt securities (including those subject to repurchase agreements), bankers’ acceptances and certificates of deposit of domestic branches of U.S. banks, and commercial paper (including variable amount demand master notes). At the time of purchase, money market instruments will have a short-term rating in the highest category by a nationally recognized rating agency or, if not rated, will have been issued by a corporation having an outstanding unsecured debt issue rated A or better by a rating agency or, if not so rated, will be of equivalent quality in the Advisor’s opinion.

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TEMPORARY DEFENSIVE POSITION

For temporary defensive purposes, when the Advisor determines that market conditions warrant, a Fund may depart from its normal investment strategies and money market instruments may be emphasized, even to the point that 100% of the Fund’s assets may be so invested. Market conditions that may warrant a temporary defensive position include weak market fundamentals, excessive volatility or a prolonged general decline in the securities markets or in the securities in which a Fund normally invests. When a Fund invests in money market instruments for temporary defensive purposes, it may not achieve its investment objective.

HOW TO PURCHASE SHARES

There are no sales commissions charged to investors. You may obtain assistance in opening an account by calling Ultimus Fund Solutions, LLC (the “Administrator”) toll-free 1-800-281-3217, or by writing to the Administrator at the address shown below for regular mail orders. You may also obtain assistance through any broker-dealer or financial institution authorized to sell shares of the Funds. Contact your brokerage firm or financial institution to determine whether it is authorized to accept orders on behalf of the Funds. Your broker-dealer or financial institution may charge you a fee for its services.

You may open an account by mail or bank wire or through your broker or financial institution by following the procedures described below:

Minimum Initial Investment. The minimum initial investment in each Fund is $5,000, or $2,000 for tax-deferred retirement accounts. The Funds may, in the Advisor’s sole discretion, accept certain accounts with less than the stated minimum initial investment.

Regular Mail Orders. An Account Application is available by calling 1-800-281-3217 or on the Funds’ website at www.investdavenport.com. Please complete and sign the Account Application, enclose your check made payable to the appropriate Fund, and mail it to:

The Davenport Funds
c/o Shareholder Services
P.O. Box 46707
Cincinnati, Ohio 45246-0707

All purchase checks must be written in U.S. dollars and drawn on a U.S. bank. The Funds do not accept cash, drafts, “starter” checks, travelers’ checks, credit card checks, post-dated checks, cashier’s checks under $10,000, or money orders. In addition, to protect the Funds from check fraud, the Funds do not accept checks made payable to third parties.

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By sending your check to the Administrator, please be aware that you are authorizing the Administrator to make a one-time electronic debit from your account at the financial institution indicated on your check. Your bank account will be debited as early as the same day the Administrator receives your payment in the amount of your check; no additional amount will be added to the total. The transaction will appear on your bank statement. Your original check will be destroyed once processed, and you will not receive your cancelled check back. If the Administrator cannot post the transaction electronically, you authorize the Administrator to present an image copy of your check for payment. If an order to purchase shares is cancelled because your check does not clear, you will be responsible for any resulting losses or fees incurred by the Funds or the Administrator in the transaction.

Bank Wire Orders. You may invest in the Funds by bank wire. To establish a new account or add to an existing account by wire, please call the Administrator at 1-800-281-3217 before wiring funds to advise the Administrator of the investment, the dollar amount and the account registration. For initial purchases, you should be prepared to provide the Administrator, by mail or facsimile, with a completed, signed Account Application. This will ensure prompt and accurate handling of your investment. Please have your bank use the following wiring instructions to purchase by wire:

US Bank NA
ABA# 042000013
For The Davenport Funds #0199456716
For {Name of Fund}
For {Shareholder name and account number or tax identification number}

It is important that the wire contains all information and that the Administrator receives prior telephone notification to ensure proper credit. Once your wire is sent you should, as soon as possible thereafter, complete and mail your Account Application to the Administrator as described under “Regular Mail Orders” above.

Through Your Broker or Financial Institution. Shares of the Funds may be purchased through certain brokerage firms and financial institutions that are authorized to accept orders on behalf of the Funds and such organizations may be authorized to designate intermediaries to accept orders on behalf of the Funds. Orders will be priced at the Fund’s net asset value (“NAV”) next determined after your order is received by such organization, or its authorized designee, in proper form. These organizations may charge you transaction fees on purchases of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who purchase shares directly through the Funds. These organizations may be the shareholders of record of your shares. The Funds are not responsible for ensuring that these organizations or their authorized designees carry out their obligations to their customers. Shareholders investing in this manner should look to the organization through which they invest for specific instructions on how to purchase and redeem shares.

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Additional Investments. You may add to your account by mail or wire at any time by purchasing shares at the then current NAV. Before making additional investments by bank wire, please call the Administrator at 1-800-281-3217 to alert the Administrator that your wire is to be sent. Follow the wire instructions above to send your wire. When calling for any reason, please have your account number ready, if known. Mail orders should include, when possible, the “Invest by Mail” stub that is attached to your Fund confirmation statement. Otherwise, be sure to identify your account in your letter.

Important Information About Purchasing Shares. Shares will be purchased at a Fund’s NAV next determined after your order is received by the Administrator in proper form. An order is considered to be in proper form if it is complete and contains all necessary information to process the order, is accompanied by payment in full of the purchase amount, and is delivered in an approved manner as set forth in this Prospectus. Direct orders received in proper form by the Administrator, whether by mail or bank wire, prior to the close of the regular session of trading on the New York Stock Exchange (the “Exchange”) on any business day, generally 4:00 p.m. Eastern time, will purchase shares at the NAV next determined on that business day. If your order is not received by the close of the regular session of trading on the Exchange, your order will purchase shares at the NAV determined on the next business day. Purchase orders received in proper form by authorized broker-dealers and other financial institutions, or their authorized designees, prior to the close of the regular session of trading on the Exchange on any business day will purchase shares at the NAV determined on that day.

Important Information About Liability. You should be aware that the Funds’ Account Application contains provisions in favor of the Funds, the Advisor, the Administrator and certain of their affiliates, excluding such entities from certain liability in connection with the performance of any acts instructed by the shareholder or genuinely believed to be instructed by the shareholder; provided, however, that such entities will be excluded from liability only if such entities have exercised due care to determine that the instructions are genuine. If reasonable procedures are not followed by such entities, they will not be excluded from liability.

Automatic Investment Plan. The Automatic Investment Plan enables you to make automatic investments in shares of the Funds from your bank, savings and loan or other depository institution account. With your authorization and bank approval, the Administrator will automatically charge your account the amount specified ($100 minimum) which will be automatically invested in Fund shares at the then current NAV on or about the 15th day and/or the last business day of the month. Your depository institution may impose its own charge for making transfers from your account. You may change the amount of the investment or discontinue the plan at any time by writing to the Administrator.

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Exchange Privilege. You may use proceeds from the redemption of shares of any Fund to purchase shares of another Fund, provided that shares of the Fund to be acquired are offered for sale in your state of residence. There is no charge for this exchange privilege. Before making an exchange, you should read the portion of the Prospectus relating to the Fund into which the shares are to be exchanged. The shares of the Fund to be acquired will be purchased at the NAV next determined after receipt by the Administrator of the written exchange request in proper form. The exchange of shares of one Fund for shares of another Fund is treated, for federal income tax purposes, as a sale on which you may realize a taxable gain or loss. To prevent the abuse of the exchange privilege to the disadvantage of other shareholders, each Fund reserves the right to terminate or modify the exchange privilege upon 60 days’ notice to shareholders.

Customer Identification and Verification. To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Funds must obtain the following information for each person that opens a new account:

•	Name;

•	Date of birth (for individuals);

•	Residential or business street address (although post office boxes are still permitted for mailing); and

•	Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver’s license, passport, or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

After an account is opened, the Funds may restrict your ability to purchase additional shares until your identity is verified. The Funds also may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

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Frequent Purchases and Redemptions of Fund Shares. The Funds have been designed as long-term investments and not as frequent or short-term trading (“market timing”) options. The Funds discourage and do not accommodate frequent purchases and redemptions. Accordingly, the Board of Trustees has adopted policies and procedures in an effort to detect and prevent market timing in the Funds. The Funds, through their service providers, monitor shareholder trading activity to ensure compliance with the Funds’ policies. The Funds prepare reports illustrating purchase and redemption activity to detect market timing activity. The Funds have also reserved the right to impose a limit on the number of exchanges between the Funds. In addition, the Funds reserve the right to reject any purchase request that they believe to be market timing or otherwise potentially disruptive in nature. These actions, in the Board’s opinion, should help reduce the risk of abusive trading in the Funds. The Funds may also modify any terms or conditions of purchase of shares or withdraw all or any part of the offering made by this Prospectus. Each of the restrictions on frequent purchases and redemptions of Fund shares described above applies uniformly in all cases.

The Funds believe that market timing activity is not in the best interest of shareholders. Market timing can be disruptive to the portfolio management process and may adversely impact the ability of the Advisor to implement the Funds’ investment strategies. In addition to being disruptive, the risks to the Funds presented by market timing are higher expenses through increased trading and transaction costs; forced and unplanned portfolio turnover; large asset swings that decrease the Funds’ ability to maximize investment returns; and potentially diluting the value of the Funds’ shares. These risks can have an adverse affect on the Funds’ performance.

The Funds have entered into agreements with intermediaries obligating them to provide, upon request, information regarding their customers and their customers’ transaction in shares of the Funds when shares are held in omnibus accounts. The Funds rely on intermediaries to help enforce their market timing policies. For example, intermediaries assist the Funds in determining whether an investor is trading in violation of the Funds’ policies. The Funds reserve the right to reject an order placed from an omnibus account. Although the Funds have taken these steps to discourage frequent purchases and redemptions of shares, the Funds cannot guarantee that such trading will not occur.

HOW TO REDEEM SHARES

You may redeem shares of the Funds on each day that the Exchange is open for business. You may redeem shares by mail or through your broker or financial institution by following the procedures described below:

By Mail. Your request should be mailed to the The Davenport Funds, c/o Shareholder Services, P.O. Box 46707, Cincinnati, Ohio 45246-0707 and include the following information:

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•
your letter of instruction or a stock assignment specifying the name of the applicable Fund, the account number, and the number of shares or dollar amount to be redeemed. This request must be signed by all registered shareholders in the exact names in which they are registered;

•	any required signature guarantees (see “Signature Guarantees”); and

•	other supporting legal documents, if required in the case of estates, trusts, guardianships, custodianships, corporations, partnerships, pension or profit sharing plans, and other organizations.

All redemption orders received in proper form, as indicated herein, by the Administrator prior to the close of the regular session of trading on the Exchange, generally 4:00 p.m. Eastern time, will redeem shares at the NAV determined as of that business day’s close of trading. Otherwise, your order will redeem shares at the NAV determined on the next business day. An order is considered to be in proper form if it is complete and contains all necessary information to process the order (including the proper account information, the number of shares or dollar amount to be redeemed and the appropriate signatures), and is delivered in an approved manner as set forth in this Prospectus.

If you are uncertain of the requirements for redemption, please contact the Administrator at 1-800-281-3217, or write to the address shown above.

Through Your Broker or Financial Institution. You may also redeem your shares through a brokerage firm or financial institution that has been authorized to accept orders on behalf of the Funds. Your redemption will be processed at the NAV next determined after your order is received by such organization in proper form. NAV is normally determined at 4:00 p.m., Eastern time. Your brokerage firm or financial institution may require a redemption request to be received at an earlier time during the day in order for your redemption to be effective as of the day the order is received. These organizations may be authorized to designate other intermediaries to act in this capacity. Such an organization may charge you transaction fees on redemptions of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who redeem shares directly through the Administrator.

Receiving Payment. Your redemption proceeds will be mailed to you within 3 business days after receipt of your redemption request in proper form. However, a Fund may delay forwarding a redemption check for recently purchased shares while it determines whether the purchase payment will be honored. In such cases, the NAV next determined after receipt of your request for redemption will be used in processing your redemption and your redemption proceeds will be mailed to you upon clearance of your check to purchase shares. You may reduce or avoid such delay (which may take up to 15 days from the purchase date) if you purchase shares by certified check or wire transfer.

You may choose to have redemption proceeds mailed to your address of record, your bank, or to any other authorized person. You may have the proceeds sent to

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your domestic bank by bank wire ($5,000 minimum) or through an Automated Clearing House (“ACH”) transaction ($100 minimum) on days that your bank is open for business. Redemption proceeds will only be sent to the bank account or person named in your Account Application currently on file with the Funds. You may change your redemption instructions any time you wish by sending a letter to the Administrator with your new redemption instructions.

The Board of Trustees reserves the right to involuntarily redeem any account having an account value of less than $5,000, or less than $2,000 for tax-deferred retirement accounts (due to redemptions, exchanges or transfers, but not due to market action) upon 60 days’ written notice. If you bring your account value up to the minimum requirements during the notice period, your account will not be redeemed. Redemptions from retirement plans may be subject to tax withholding.

Signature Guarantees. To protect your account and the Funds from fraud, a signature guarantee may be required to be sure that you are the person who has authorized a redemption if the shares to be redeemed have a value of more than $50,000. Signature guarantees are also required (1) for change of registration requests, (2) for requests to establish or change redemption services other than through your initial Account Application, and (3) if the name(s) or the address on your account has been changed within 15 days of your redemption request. The Administrator will accept signatures guaranteed by a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution that participates in the STAMP Medallion Program sponsored by the Securities Transfer Association. Signature guarantees from financial institutions that do not participate in the STAMP Medallion Program will not be accepted. A notary public cannot provide a signature guarantee. The Administrator has adopted standards for accepting signature guarantees from the above institutions. The Funds and the Administrator reserve the right to amend these standards at any time without notice.

Systematic Withdrawal Plan. If your shares of any Fund are valued at $10,000 or more at the current NAV, you may establish a Systematic Withdrawal Plan to receive a check, on the 15th and/or the last business day of each month, in a stated amount of not less than $100. The Funds will automatically redeem sufficient shares from your account to meet the specified withdrawal amount. You may establish this service whether dividends and distributions are reinvested or paid in cash. Systematic withdrawals may be deposited directly to your bank account by completing the applicable section on the Account Application or by writing to the Administrator.

Redemptions in Kind. Each Fund reserves the right to make payment for a redemption in securities rather than cash, which is known as a “redemption in kind.” This would be done only when circumstances exist that would, in the opinion of the Advisor, make it in the best interests of the Fund and its shareholders to do so. A redemption in kind will consist of securities equal in market value to your shares. When you convert these securities to cash, you may pay brokerage charges.

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HOW NET ASSET VALUE IS DETERMINED

The NAV of each Fund is determined on each business day that the Exchange is open for trading, as of the close of the Exchange (currently 4:00 p.m., Eastern time). Each Fund’s NAV is determined by dividing the total value of all Fund securities (valued at market value) and other assets, less liabilities, by the total number of shares then outstanding. NAV includes interest on fixed income securities, which is accrued daily. See the Statement of Additional Information for further details.

Securities traded on a national stock exchange are valued based upon the closing price on the principal exchange where the security is traded. Securities that are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Securities that are traded over-the-counter are valued at the last sale price, if available; otherwise, at the last quoted bid price. Fixed income securities will ordinarily be traded in the over-the-counter market and common stocks will ordinarily be traded on a national securities exchange, but may also be traded in the over-the-counter market. To the extent that a Fund’s foreign securities are traded in other markets on days when the Fund does not calculate its NAV, the value of the Fund’s assets may be affected on days when shares of the Fund cannot be purchased or sold. In addition, trading in some of the Funds’ foreign securities may not occur on days when the Funds are open for business. Because the values of foreign securities may be materially affected by events occurring before the Funds’ pricing time but after the close of the primary markets or exchanges on which such securities are traded, portfolio securities of the Funds may be priced at their fair value as determined by an independent pricing service approved by the Board of Trustees. The values of foreign securities are translated from the local currency into U.S. dollars using currency exchange rates supplied by a quotation service.

When market quotations are not readily available, securities may be valued on the basis of prices provided by an independent pricing service. The prices provided by the pricing service are determined with consideration given to institutional bid and last sale prices and take into account securities prices, yields, maturities, call features, ratings, institutional trading in similar groups of securities and developments related to specific securities. If a pricing service cannot provide a valuation or the Advisor believes the price received from the pricing service is not indicative of fair value, securities will be valued in good faith at fair value using methods approved by the Board of Trustees. Valuing portfolio securities at fair value involves reliance on judgment and a security’s fair value may differ depending on the method used for determining value. As a result, the values of some securities used to calculate a Fund’s NAV may differ from quoted or published prices for the same securities.

To the extent any assets of a Fund are invested in other open-end investment companies that are registered under the Investment Company Act of 1940, the Fund’s NAV with respect to those assets is calculated based upon the NAVs of such registered open-end investment companies, and the prospectuses for these companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

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MANAGEMENT OF THE FUNDS

Each Fund is a diversified series of Williamsburg Investment Trust (the “Trust”), an open-end management investment company organized as a Massachusetts business trust. The Board of Trustees supervises the business activities of the Funds. Like other mutual funds, the Trust retains various organizations to perform specialized services for the Funds.

Subject to the authority of the Board of Trustees, Davenport & Company LLC (the “Advisor”) provides a continuous program of supervision of each Fund’s assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities, pursuant to Investment Advisory Agreements with the Trust. The Advisor is also responsible for the selection of broker-dealers through which each Fund executes portfolio transactions, subject to brokerage policies approved by the Trustees, and provides certain executive personnel to the Funds.

Davenport & Company LLC was originally organized in 1863 and is a full service registered broker-dealer and a member of the New York Stock Exchange and the Financial Industry Regulatory Authority. In addition to acting as investment advisor to the Funds, the Advisor also provides investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts and individuals. The address of the Advisor is One James Center, 901 East Cary Street, Suite 1100, Richmond, Virginia 23219.

Compensation of the Advisor with respect to each Fund is at the annual rate of 0.75% of its average daily net assets. For a discussion of the factors considered by the Board of Trustees in its most recent approval of each Fund’s Investment Advisory Agreement, including the Board’s conclusions with respect thereto, see the Funds’ annual report for the year ended March 31, 2013.

Selection of portfolio securities for the Davenport Core Fund and the Davenport Value & Income Fund is made by the Advisor’s Investment Policy Committee, each member of which has an equal role in the decision making process. Committee members meet formally on a weekly basis. Decisions to buy or sell a security require a majority vote of the Committee. Selection of portfolio securities for the Davenport Equity Opportunities Fund is made by George L. Smith, III, CFA and Christopher L. Pearson, CFA, subject to oversight by the Investment Policy Committee.

The Investment Policy Committee is comprised of seven individuals who are responsible for the formalized investment approach upon which the Advisor’s Asset Management Division is based. Each member of the Advisor’s Investment Policy Committee is indicated by an asterisk.

* John P. Ackerly, IV, CFA (age 49) joined the Advisor in 1994 and currently serves as a Portfolio Manager in the Advisor’s Asset Management Division.

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Mr. Ackerly is a member of the Advisor’s Executive Committee and has been a member of the Investment Policy Committee since February 1999.

* Michael S. Beall, CFA, CPA (age 59) joined the Advisor in 1980 and is the Chairman of the Investment Policy Committee. Mr. Beall has been a member of the Investment Policy Committee since June 1991.

* E. Trigg Brown, Jr. (age 60) joined the Advisor in 1982 and currently serves as a Financial Advisor and the Branch Manager of the Advisor’s Richmond, Virginia branch. Mr. Brown is a member of the Advisor’s Executive Committee and has been a member of the Investment Policy Committee since October 2002.

* Robert B. Giles (age 67) joined the Advisor in 1967 and currently serves as a Financial Advisor. Mr. Giles has been a member of the Advisor’s Investment Policy Committee since July 2007.

* William M. Noftsinger, Jr. (age 62) joined the Advisor in 1987 and currently serves as a Financial Advisor and a member of the Advisor’s Portfolio Review Committee. Mr. Noftsinger has been a member of the Investment Policy Committee since October 2002.

* George L. Smith, III, CFA(age 37) joined the Advisor in 1997 and is a buy-side analyst for the Advisor. Mr. Smith is a member of the Advisor’s Executive Committee and has been a member of the Investment Policy Committee since July 2010.

* David M. West, CFA (age 58 ) joined the Advisor in 1990 and currently serves as a Senior Vice President. Mr. West is a member of the Advisor’s Executive Committee and has been a member of the Investment Policy Committee since 2012.

Christopher G. Pearson, CFA (age 28) joined the Advisor in 2007 and is a buy-side analyst for the Advisor. Mr. Pearson is a member of the Advisor’s Portfolio Review Committee.

The Statement of Additional Information provides additional information about the compensation of the Funds’ portfolio managers and Investment Policy Committee members, other accounts they manage, and their ownership of shares of the Funds.

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DIVIDENDS, DISTRIBUTIONS AND TAXES

Each Fund has qualified and intends to remain qualified as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986. By so qualifying, each Fund will not be subject to federal income tax on that part of its net investment income and net realized capital gains that it distributes to its shareholders. Shareholders are liable for taxes on distributions of net investment income and net realized capital gains of the Funds but, of course, shareholders who are not subject to tax on their income will not be required to pay taxes on amounts distributed to them. Each of the Davenport Core Fund and the Davenport Value & Income Fund intends to declare dividends from net investment income quarterly, payable in March, June, September and December, on a date selected by management. The Davenport Equity Opportunities Fund intends to declare dividends from net investment income annually, payable in December, on a date selected by management. In addition, distributions may be made annually in December out of any net short-term or long-term capital gains derived from the sale of securities realized through October 31 of that year. Each Fund may make a supplemental distribution of capital gains at the end of its fiscal year. The nature and amount of all dividends and distributions will be identified separately when tax information is distributed by the Funds at the end of each year. The Funds intend to withhold federal income taxes on taxable distributions made to persons who are neither citizens nor residents of the United States or other shareholders subject to such withholding.

Distributions attributable to ordinary income and short-term capital gains are generally taxed as ordinary income, although certain income dividends may be taxed to non-corporate shareholders at long-term capital gains rates. In the case of corporations that hold shares of the Funds, certain income may qualify for a 70% dividends-received deduction. Distributions of long-term capital gains are generally taxed as long-term capital gains, regardless of how long you have held your Fund shares.

There is no fixed dividend rate, and there can be no assurance as to the payment of any dividends or the realization of any gains for the Funds. Current practice of the Davenport Core Fund and the Davenport Value & Income Fund, subject to the discretion of management, is for declaration and payment of income dividends on or about the 15th day of the last month of each calendar quarter. Dividends and capital gains distributions may be reinvested in additional shares of the Funds or paid in cash, as indicated on your Account Application. If no option is selected on your Application, distributions will automatically be reinvested in additional shares. Tax consequences to shareholders of dividends and distributions are the same if received in cash or if received in additional shares of the Funds. In addition to federal taxes, you may be subject to state and local taxes on distributions.

The Emergency Economic Stabilization Act of 2008 requires that mutual fund companies report cost basis information to the Internal Revenue Service (“IRS”)

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on Form 1099-B for any sale of mutual fund shares acquired after January 1, 2012 (“Covered Shares”). Under the new regulations, mutual funds must select a default cost basis calculation method and apply that method to the sale of Covered Shares unless an alternate IRS approved method is specifically elected in writing by the shareholder. Average Cost, which is the mutual fund industry standard, has been selected as the Funds’ default cost basis calculation method. If a shareholder determines that an IRS approved cost basis calculation method other than the Funds’ default method of Average Cost is more appropriate, the shareholder must contact the Fund at the time of or in advance of the sale of Covered Shares that are to be subject to that alternate election. IRS regulations do not permit the change of a cost basis election on previously executed trades.

All Covered Shares purchased in non-retirement accounts are subject to the new cost basis reporting legislation. Non-covered shares are mutual fund shares that were acquired prior to the effective date of January 1, 2012. Cost basis information will not be reported to the IRS or shareholder upon the sale of any non-covered mutual fund shares. Non-covered shares will be redeemed first unless otherwise specified.

Redemptions and exchanges of shares of the Funds are taxable events on which you may realize a gain or loss.

33

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund’s financial performance for the past 5 years (or if shorter, the period of the Fund’s operations). Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Funds (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, the Funds’ independent registered public accounting firm, whose report, along with the Funds’ financial statements, is included in the annual report, which is available upon request.

DAVENPORT CORE FUND

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year
	Years Ended March 31,
	2013	2012	2011	2010	2009
Net asset value at beginning of year	$15.00	$13.73	$12.05	$8.36	$13.82

Income (loss) from investment operations:
Net investment income	0.11	0.09	0.07	0.08	0.11
Net realized and unrealized gains (losses) on investments	1.75	1.27	1.68	3.69	(5.17)
Total from investment operations	1.86	1.36	1.75	3.77	(5.06)

Less distributions:
Dividends from net investment income	(0.11)	(0.09)	(0.07)	(0.08)	(0.11)
Distributions from net realized gains	—	—	—	—	(0.29)
Total distributions	(0.11)	(0.09)	(0.07)	(0.08)	(0.40)

Net asset value at end of year	$16.75	$15.00	$13.73	$12.05	$8.36

Total return(a)	12.47%	9.99%	14.61%	45.20%	(36.85% )

Net assets at end of year (000’s)	$210,899	$174,898	$159,894	$132,662	$92,358

Ratio of total expenses to average net assets	0.95%	0.96%	0.99%	1.00%	1.00%

Ratio of net investment income to average net assets	0.71%	0.66%	0.58%	0.75%	0.98%

Portfolio turnover rate	26%	19%	34%	25%	39%

(a)
Total return is a measure of the change in value of an investment in the Fund over the years covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

34

DAVENPORT VALUE & INCOME FUND

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period
	Year Ended March 31, 2013	Year Ended March 31, 2012	Period Ended March 31, 2011(a)
Net asset value at beginning of period	$11.51	$10.50	$10.00

Income from investment operations:
Net investment income	0.28	0.23	0.04
Net realized and unrealized gains on investments	1.81	1.02	0.49
Total from investment operations	2.09	1.25	0.53

Less distributions:
Dividends from net investment income	(0.27)	(0.23)	(0.03)
Distributions from net realized gains	(0.15)	(0.01)	—
Total distributions	(0.42)	(0.24)	(0.03)

Net asset value at end of period	$13.18	$11.51	$10.50

Total return(b)	18.69%	12.23%	5.35%	(c)

Net assets at end of period (000’s)	$196,890	$98,757	$48,831

Ratio of total expenses to average net assets	0.96%	1.04%	1.25%	(d)

Ratio of net investment income to average net assets	2.43%	2.30%	1.99%	(d)

Portfolio turnover rate	29%	27%	10%	(c)

(a)	Represents the period from commencement of operations (December 31, 2010) through March 31, 2011.

(b)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Not annualized.

(d)	Annualized.

35

DAVENPORT EQUITY OPPORTUNITIES FUND

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period
	Year Ended March 31, 2013	Year Ended March 31, 2012	Period Ended March 31, 2011(a)
Net asset value at beginning of period	$11.96	$10.72	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.03	(0.02)	(0.01)
Net realized and unrealized gains on investments	2.17	1.30	0.73
Total from investment operations	2.20	1.28	0.72

Less distributions:
Dividends from net investment income	(0.02)	—	—
Distributions from net realized gains	(0.28)	(0.04)	—
Total distributions	(0.30)	(0.04)	—

Net asset value at end of period	$13.86	$11.96	$10.72

Total return(b)	18.77%	12.00%	7.20%	(c)

Net assets at end of period (000’s)	$102,679	$59,135	$34,375

Ratio of total expenses to average net assets	1.01%	1.10%	1.25%	(d)

Ratio of net investment income (loss) to average net assets	0.23%	(0.22% )	(0.40%	)(d)

Portfolio turnover rate	41%	35%	6%	(c)

(a)	Represents the period from commencement of operations (December 31, 2010) through March 31, 2011.

(b)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Not annualized.

(d)	Annualized.

36

PRIVACY NOTICE
FACTS	WHAT DO THE DAVENPORT FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?
The types of personal information we collect and share depend on the product or service you have with us. This information can include:
▪ Social Security number
▪ Assets
▪ Retirement Assets
▪ Transaction History
▪ Checking Account Information
▪ Purchase History
▪ Account Balances
▪ Account Transactions
▪ Wire Transfer Instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?
All financial companies need to share your personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons The Davenport Funds choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do The Davenport Funds share?	Can you limit this sharing?
For our everyday business purposes – Such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-281-3217

37

Who we are
Who is providing this notice?	Williamsburg Investment Trust Ultimus Fund Distributors, LLC Ultimus Fund Solutions, LLC
What we do
How do The Davenport Funds protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How do The Davenport Funds collect my personal information?
We collect your personal information, for example, when you
▪ Provide account information
▪ Give us your contact information
▪ Make deposits or withdrawals from your account
▪ Make a wire transfer
▪ Tell us where to send the money
▪ Tell us who receives the money
▪ Show your government-issued ID
▪ Show your driver’s license
We also collect your personal information from other companies.

Why can’t I limit all sharing?
Federal law gives you the right to limit only
▪ Sharing for affiliates’ everyday business purposes – information about your creditworthiness
▪ Affiliates from using your information to market to you
▪ Sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates
Companies related by common ownership or control. They can be financial and nonfinancial companies.
▪ Davenport & Company LLC, the investment adviser to The Davenport Funds, could be deemed to be an affiliate.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ▪ The Davenport Funds do not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ▪ The Davenport Funds don’t jointly market.

38

 THE DAVENPORT FUNDS

Investment Advisor
Davenport & Company LLC
One James Center
901 East Cary Street
Richmond, Virginia 23219-4037
(Toll-Free) 1-800-846-6666

Administrator
Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, Ohio 45246-0707
(Toll-Free) 1-800-281-3217

Custodian
US Bank NA
425 Walnut Street
Cincinnati, Ohio 45202

Independent Registered
Public Accounting Firm
Ernst & Young LLP
312 Walnut Street, Suite 1900
Cincinnati, Ohio 45202

Legal Counsel
Sullivan & Worcester LLP
One Post Office Square
Boston, Massachusetts 02109

Board of Trustees
John P. Ackerly, IV
John T. Bruce
Robert S. Harris
J. Finley Lee, Jr.
Richard L. Morrill
Harris V. Morrissette

Officers
John P. Ackerly, IV, President
George L. Smith, III, Vice President
I. Lee Chapman, IV, Vice President
Denise C. Peters, Compliance Officer

FOR ADDITIONAL INFORMATION

Additional information about the Funds is included in the Statement of Additional Information (“SAI”), which is incorporated by reference in its entirety. A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the SAI.

Additional information about the Funds’ investments is available in the Funds’ annual and semiannual reports to shareholders. In the Funds’ annual report, you will find a discussion of the market conditions and strategies that significantly affected the Funds’ performance during their last fiscal year.

To obtain a free copy of the SAI, the annual and semiannual reports or other information about the Funds, or to make inquiries about the Funds, please call Toll-Free

1-800-281-3217

This Prospectus, the SAI and the most recent shareholder reports are also available without charge on the Funds’ website at www.investdavenport.com.

Only one copy of a Prospectus or annual or semiannual report will be sent to each household address. This process, known as “Householding,” is used for most required shareholder mailings. (It does not apply to confirmations of transactions and account statements, however.) You may, of course, request an additional copy of a Prospectus or an annual or semiannual report at any time by calling or writing to the Funds. You may also request that Householding be eliminated from all your required mailings.

Information about the Funds (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s public reference room in Washington, D.C. Information about the operation of the public reference room may be obtained by calling the Commission at 1-202-551-8090. Reports and other information about the Funds are available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov. Copies of information on the Commission’s Internet site may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to: Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-1520.

The Funds are a series of Williamsburg Investment Trust (File No. 811-05685)

FBP Equity & Dividend Plus Fund
Ticker Symbol: FBPEX

FBP Appreciation & Income Opportunities Fund
Ticker Symbol: FBPBX

Prospectus
August 1, 2013

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Risk/Return Summary
FBP Equity & Dividend Plus Fund	3
FBP Appreciation & Income Opportunities Fund	9
Information Relevant to Both Funds	17
Additional Investment Information	18
How to Purchase Shares	20
How to Redeem Shares	24
How Net Asset Value is Determined	27
Management of the Funds	28
Dividends, Distributions and Taxes	29
Financial Highlights	31
Privacy Notice	33
For Additional Information	back cover

2

RISK/RETURN SUMMARY

FBP EQUITY & DIVIDEND PLUS FUND

What is the Fund’s investment objective?

The investment objective of the FBP Equity & Dividend Plus Fund is to provide above-average and growing income while also achieving long-term growth of capital.

What are the Fund’s fees and expenses?

This table describes the fees and expenses that you may pay if you buy and hold shares of the FBP Equity & Dividend Plus Fund.

Shareholder Fees (fees paid directly from your investment):	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees	0.70%
Other Expenses	0.59%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses*	1.30%

*
“Total Annual Fund Operating Expenses” will not correlate to the Fund’s ratio of total expenses to average net assets in the Fund’s Financial Highlights, which reflects the operating expenses of the Fund but does not include “Acquired Fund Fees and Expenses.”

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$ 132	$ 412	$ 713	$1,568

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 32% of the average value of its portfolio.

3

What are the Fund’s principal investment strategies?

The FBP Equity & Dividend Plus Fund (formerly, the “FBP Value Fund”) seeks to achieve its objective by investing in a diversified portfolio comprised primarily of above-average dividend yielding, undervalued equity securities with dividend growth potential. Under normal circumstances, at least 80% of the Fund’s net assets (including the amount of any borrowings for investment purposes) will be invested in equity securities of companies that are paying dividends at the time of purchase.

Flippin, Bruce & Porter, Inc. (the “Adviser”) seeks to acquire equity securities of companies which, in its judgment, possess attractive valuation characteristics, the capability for above-average dividend yield and the potential to increase dividends over time. The Fund invests in a variety of major market sectors in an attempt to control risk through diversification. The Adviser uses a fundamental research approach to seek companies it believes to be undervalued relative to the market and the company’s historical valuations. The Adviser will focus on companies that possess one or more of the following characteristics:

•	Above-Average Dividend Yield – The company’s dividend yield is greater than the market as measured by the S&P 500 Index.

•
Attractive Valuation – The company may be selling at a substantial discount to its historic, absolute and/or relative value, based upon price-to-sales, price-to-book value, price-to-cash flow, price-to-earnings and dividend yield.

•	Dividend Sustainability – The company has a history of paying a growing dividend with the likelihood of future dividend increases.

•	Option Writing Capabilities – The company is an attractive candidate for the option writing activities described below based on its valuation, yield and outlook.

Equity Securities. The Fund will invest primarily in companies with market capitalizations of $1 billion or more. Although the Fund’s equity investments consist primarily of common stocks, it may also invest a portion of its assets in other equity securities, including shares of exchange-traded funds (“ETFs”) that invest in common stocks, straight preferred stocks, convertible preferred stocks and convertible bonds, that are rated at the time of purchase in the four highest grades assigned by a nationally recognized rating agency, or unrated securities determined by the Adviser to be of comparable quality. The Fund may invest in shares of ETFs if the Adviser believes it is advisable to adjust the Fund’s exposure to the broad market or to industry sectors without purchasing a large number of individual securities. ETFs typically hold a portfolio of securities designed to track the performance of a particular index or market sector. ETFs differ from traditional index funds in that their shares are listed on a securities exchange and can be traded intraday. The Fund expects to normally invest no more than 25% of its net assets in ETFs, although it may invest to a greater extent in ETFs when, in the Adviser’s opinion, such investments would be advantageous to the Fund.

4

Covered Call Options. When the Adviser believes that individual equity securities held by the Fund are approaching the top of the Adviser’s growth and price expectations, covered call options may be written (sold) against such securities and the Fund will receive a premium in return. The Fund writes options only for income generation and hedging purposes and not for speculation. The Fund will only write options that are issued by the Options Clearing Corporation and listed on a national securities exchange. The aggregate value of the underlying obligations will normally not exceed 35% of the Fund’s net assets, but may increase to 50% of net assets when, in the Adviser’s opinion, such investments would be advantageous to the Fund.

Sell Strategy. While portfolio securities are generally acquired for the long term, they will be sold when the Adviser believes that:

•	the anticipated price appreciation has been achieved or is no longer probable;

•	the dividend yield falls below the Adviser’s yield objective or the dividend outlook deteriorates;

•	the fundamentals of a company’s business or general market conditions have changed; or

•	alternate investments offer superior prospects.

What are the principal risks of investing in the Fund?

The FBP Equity & Dividend Plus Fund is not intended to be a complete investment program and there can be no assurance that the Fund will achieve its investment objective. As with any mutual fund investment, there is a risk that you could lose money by investing in the Fund.

Stock Market Risk. The return on and value of an investment in the Fund will fluctuate in response to stock market movements. Stocks and other equity securities are subject to inherent market risks and fluctuations in value due to earnings and other developments affecting a particular company or industry, stock market trends and general economic conditions, investor perceptions, interest rate change and other factors beyond the control of the Adviser. Stocks tend to move in cycles and may experience periods of turbulence and instability.

ETF Risk. An investment in an ETF generally presents the same primary risks as an investment in a conventional investment company, including the risk that the general level of security prices owned by the ETF may decline, thereby affecting the value of the shares of the ETF. In addition, ETFs are subject to certain risks that do not apply to conventional open-end mutual funds, including the risk that the market price of an ETF’s shares may trade at a discount to its net asset value, or that an active trading market for an ETF’s shares may not be developed or maintained. ETFs are also subject to the risks of the underlying securities or sectors that the ETF is designed to track. When the Fund invests in an ETF, Fund shareholders will indirectly pay a proportionate share of the management fee and operating expenses of the ETF.

5

Large Company Risk. Larger capitalization companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes, and may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Mid-Cap Company Risk. Mid-capitalization (“mid-cap”) companies often involve higher risks because they may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. In many instances, the securities of mid-cap companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies. Therefore, the securities of mid-cap companies may be subject to greater price fluctuations.

Covered Call Option Risk. The use of options requires special skills and knowledge of investment techniques that are different than those normally required for purchasing and selling securities. If the Adviser is incorrect in its price expectations and the market price of a security subject to a call option rises above the exercise price of the option, the Fund will lose the opportunity for further appreciation of that security but continue to bear the risk of a decline in the value of the underlying stock. The price the Fund realizes from the sale of a stock option upon exercise of the option could be substantially below its prevailing market price. If a liquid market for an option does not exist, the Fund will not be able to sell the underlying security until the option expires or is exercised. The premiums received by the Fund for writing options may decrease as a result of certain factors, such as a reduction in interest rates, a decline in stock market volumes or a decrease in the price volatility of the underlying securities.

Credit Risk. Preferred stocks and bonds rated in the fourth highest category by a nationally recognized rating agency have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to pay principal and interest or to pay the preferred stock obligations than is the case with higher grade securities.

Investment Style and Management Risk. The Adviser’s method of security selection may not be successful and the securities in the Fund’s portfolio may not perform as well as the market as a whole. Equity securities held by the Fund may reduce or stop paying dividends which could affect the Fund’s ability to generate income. The Fund’s style of investing may go out of favor with investors and some securities selected by the Adviser may not appreciate in value as expected.

6

What has been the Fund’s performance history?

The bar chart and performance table shown below provide some indication of the risks and variability of investing in the FBP Equity & Dividend Plus Fund. The bar chart shows changes in the Fund’s performance from year to year for each of the last 10 calendar years. The performance table shows how the Fund’s average annual total returns for 1, 5 and 10 years compare with those of a broad measure of market performance. The bar chart and table reflect performance results using a pure value investing strategy through December 31, 2011 which is different than the dividend income strategy that is currently being used to manage the Fund. Performance results using the dividend income strategy may differ from the performance results of the value investing strategy. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information, current through the most recent month end, is available by calling 1-866-738-1127.

The Fund’s 2013 year-to-date return through June 30, 2013 is 18.38%.

During the periods shown in the bar chart, the highest return for a quarter was 21.62% during the quarter ended September 30, 2009 and the lowest return for a quarter was -26.26% during the quarter ended December 31, 2008.

7

Average Annual Total Returns For Periods Ended December 31, 2012 :

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	One Year	Five Years	Ten Years
Return Before Taxes	11.25%	-2.98%	3.83%
Return After Taxes on Distributions	10.88%	-3.19%	3.32%
Return After Taxes on Distributions and Sale of Fund Shares	7.79%	-2.53%	3.37%
Standard & Poor’s 500 Index (reflects no deduction for fees, expenses, or taxes)	16.00%	1.66%	7.10%

Management of the Fund

Investment Adviser

Flippin, Bruce & Porter, Inc. (the “Adviser”)

Portfolio Manager

John T. Bruce, CFA, is primarily responsible for managing the FBP Equity & Dividend Plus Fund and has been the portfolio manager of the Fund since the Fund’s inception in 1993. Mr. Bruce is the President of the Adviser and has been a principal of the Adviser since the founding of the firm in 1985.

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Information Relevant to Both Funds” on page 17 of this Prospectus.

8

FBP APPRECIATION & INCOME OPPORTUNITIES FUND

What are the Fund’s investment objectives?

The investment objectives of the FBP Appreciation & Income Opportunities Fund are long term capital appreciation and current income, assuming a moderate level of investment risk.

What are the Fund’s fees and expenses?

This table describes the fees and expenses that you may pay if you buy and hold shares of the FBP Appreciation & Income Opportunities Fund.

Shareholder Fees (fees paid directly from your investment):	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees	0.70%
Other Expenses	0.36%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses*	1.07%

*
“Total Annual Fund Operating Expenses” will not correlate to the Fund’s ratio of total expenses to average net assets in the Fund’s Financial Highlights, which reflects the operating expenses of the Fund but does not include “Acquired Fund Fees and Expenses.”

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$ 109	$ 340	$ 590	$1,306

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 15% of the average value of its portfolio.

9

What are the Fund’s principal investment strategies?

The FBP Appreciation & Income Opportunities Fund (formerly, the “FBP Balanced Fund”) seeks to achieve its objectives by investing in a portfolio of both equity and fixed income securities. Equity securities are acquired primarily for capital appreciation or a combination of capital appreciation and income. Fixed income securities are acquired primarily for their income return and secondarily for capital appreciation. The percentage of assets invested in equity securities and fixed income securities will vary from time to time depending upon the Adviser’s judgment of general market and economic conditions, trends in yields and interest rates and changes in fiscal or monetary policies. In an attempt to reduce overall portfolio risk, provide stability, and meet its working capital needs, the Adviser may allocate a portion of the Fund’s assets to money market instruments. Depending upon the Adviser’s determination of market and economic conditions, investment emphasis may be placed on equity securities, fixed income securities or money market instruments.

The Adviser believes that, by utilizing the investment policies described herein, the Fund’s net asset value may not rise as rapidly or as high as the stock market (as represented by the S&P 500 Index) during rising market cycles, but that during declining market cycles, the Fund would not suffer as great a decline as the S&P 500 Index.

Equity Securities. The Fund will invest primarily in companies with market capitalizations of $1 billion or more. Although the Fund’s equity investments consist primarily of common stocks, it may also invest a portion of its assets in other equity securities, including ETFs that invest primarily in common stocks, straight preferred stocks, convertible preferred stocks and convertible bonds, that are rated at the time of purchase in the four highest grades assigned by a nationally recognized rating agency, or unrated securities determined by the Adviser to be of comparable quality. The Fund may invest in shares of ETFs if the Adviser believes it is advisable to adjust the Fund’s exposure to the broad market or to industry sectors without purchasing a large number of individual securities. ETFs typically hold a portfolio of securities designed to track the performance of a particular index. ETFs differ from traditional index funds in that their shares are listed on a securities exchange and can be traded intraday. The Fund may invest up to 25% of its net assets in ETFs, although it may invest to a greater extent in ETFs when, in the Adviser’s opinion, such investments would be advantageous to the Fund.

The Adviser seeks to acquire securities of companies which, in its judgment, are significantly undervalued in the securities markets because they are currently “out of favor” with the market or temporarily misunderstood by the investment community. The Adviser uses fundamental analysis to select portfolio securities, focusing on long-term drivers of value that help determine investment merit, such as revenue growth, profit margin potential, profitability, financial flexibility, free cash flow, competitive position, and management track record. In determining whether an equity security is undervalued, the Adviser will consider, among other things:

10

•
Current valuation with respect to price-to-sales, price-to-book value, price-to-cash flow, price-to-earnings and dividend yield, compared to historical valuations of the same measure and past and future prospects for the company;

•
Analysis of the fundamentals of the business including balance sheet strength, return on and use of capital, industry/economic climate, management history and strategy, and earnings potential under various business scenarios;

•	Wall Street sentiment and the opinion of large institutional holders;

•
Information from various sources including research material generated by the brokerage community; periodic company reports, announcements and discussions with management, conference calls; and other investment and business publications

The Fund may hold stocks of companies evidencing various stages of recovery and the investment community will be recognizing this recovery to some degree. Recognition may take many forms, some of which may be:

•	Favorable research reports and purchase recommendations by brokerage firms and other investment professionals;

•	Renewed institutional interest through reported large block purchase transactions; and/or

•	Favorable market price movements relative to the stock market as a whole

Covered Call Options. When the Adviser believes that individual equity securities held by the Fund are approaching the top of the Adviser’s growth and price expectations, covered call options may be written (sold) against such securities and the Fund will receive a premium in return. The Fund writes options only for income generation and hedging purposes and not for speculation. The Fund will only write options that are issued by the Options Clearing Corporation and listed on a national securities exchange. The aggregate value of the underlying obligations will normally not exceed 25% of the Fund’s net assets, but may increase to 50% of net assets when, in the Adviser’s opinion, such investments would be advantageous to the Fund.

Fixed Income Selection. Fixed income securities include corporate debt obligations, U.S. Government obligations and shares of ETFs that invest primarily in corporate debt obligations and U.S. Government obligations. The Fund will generally invest in securities that mature within 1 to 10 years from their date of purchase except when, in the Adviser’s opinion, long term interest rates are expected to be in a declining trend, in which case maturities may be extended longer.

•
Corporate Debt Obligations will consist primarily of “investment grade” securities rated in one of the four highest rating categories by a nationally recognized rating agency, or, if not rated, are of equivalent quality in

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the opinion of the Adviser. The Adviser may acquire debt obligations of companies and/or industries at the low point of their business cycle in an effort to achieve capital appreciation. The quality ratings of these companies have often been downgraded by a rating agency, generally resulting in reduced prices for such securities. The Adviser will acquire such securities after a downgrade when it believes that the company’s financial condition (and therefore its quality ratings) will improve. Such downgraded securities will usually be rated less than “A” by a rating agency.

•
U.S. Government Obligations include direct obligations of the U.S. Treasury and securities issued or guaranteed as to interest and principal by agencies or instrumentalities of the U.S. Government, including mortgage-backed obligations.

Money Market Instruments. Money market instruments mature in 13 months or less from their date of purchase and include U.S. Government obligations and corporate debt obligations (including those subject to repurchase agreements), bankers’ acceptances, certificates of deposit of domestic branches of U.S. banks and commercial paper, including variable amount demand master notes. At the time of purchase, money market instruments will have a short-term rating in the highest category by a nationally recognized rating agency or, if not rated, will have been issued by a corporation having an outstanding unsecured debt issue rated A or better by a rating agency or, if not so rated, will be of equivalent quality in the Adviser’s opinion.

Sell Strategy. While portfolio securities are generally acquired for the long term, they will be sold as they approach the Adviser’s estimate of value or as they become candidates for the option-writing activity described herein. A security may also be sold when the Adviser believes that:

•	the anticipated price appreciation has been achieved or is no longer probable;

•	the fundamentals of a company’s business or general market conditions have changed; or

•	alternate investments offer superior prospects.

What are the principal risks of investing in the Fund?

The FBP Appreciation & Income Opportunities Fund is not intended to be a complete investment program and there can be no assurance that the Fund will achieve its investment objectives. As with any mutual fund investment, there is a risk that you could lose money by investing in the Fund.

Stock Market Risk. To the extent a significant portion of the Fund’s portfolio is invested in equity securities, the return on and value of an investment in the Fund will fluctuate in response to stock market movements, and it can be expected that the Fund’s net asset value will be subject to greater fluctuation than a portfolio consisting of mostly fixed income securities. Stocks and other equity

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securities are subject to inherent market risks and fluctuations in value due to earnings and other developments affecting a particular company or industry, stock market trends and general economic conditions, investor perceptions, interest rate changes and other factors beyond the control of the Adviser. Stocks tend to move in cycles and may experience periods of turbulence and instability.

ETF Risk. An investment in an ETF generally presents the same primary risks as an investment in a conventional investment company, including the risk that the general level of security prices owned by the ETF may decline, thereby affecting the value of the shares of the ETF. In addition, ETFs are subject to certain risks that do not apply to conventional open-end mutual funds, including the risk that the market price of an ETF’s shares may trade at a discount to its net asset value, or that an active trading market for an ETF’s shares may not be developed or maintained. ETFs are also subject to the risks of the underlying securities or sectors that the ETF is designed to track. When the Fund invests in an ETF, Fund shareholders will indirectly pay a proportionate share of the management fee and operating expenses of the ETF, in addition to the Fund’s direct fees and expenses.

Large Company Risk. Larger capitalization companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes, and may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Mid-Cap Company Risk. Mid-cap companies may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. In many instances, the securities of mid-cap companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies. Therefore, the securities of mid-cap companies may be subject to greater price fluctuations.

Covered Call Option Risk. The use of options requires special skills and knowledge of investment techniques that are different than those normally required for purchasing and selling securities. If the Adviser is incorrect in its price expectations and the market price of a security subject to a call option rises above the exercise price of the option, the Fund will lose the opportunity for further appreciation of that security but continue to bear the risk of a decline in the value of the underlying stock. The price the Fund realizes from the sale of a stock option upon exercise of the option could be substantially below its prevailing market price. If a liquid market for an option does not exist, the Fund will not be able to sell the underlying security until the option expires or is exercised. The premiums received by the Fund for writing options may decrease as a result of certain factors, such as a reduction in interest rates, a decline in stock market volumes or a decrease in the price volatility of the underlying securities.

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Fixed Income Risk. The value of the fixed income securities held by the Fund will fluctuate based on a variety of factors, including: interest rates, general bond market conditions, the maturity of the security and the creditworthiness of an issuer.

•
Interest Rate Risk. The value of the Fund’s fixed income securities will generally vary inversely with the direction of prevailing interest rate movements. Generally when interest rates rise, the value of the Fund’s fixed income securities can be expected to decline.

•
Maturity Risk. The value of the Fund’s fixed income securities is also dependent on their maturity. Generally, the longer the maturity of a fixed income security, the greater its sensitivity to changes in interest rates.

•
Credit Risk. The value of the Fund’s fixed income securities is dependent on the creditworthiness of the issuers of such securities. A deterioration in the financial condition of an issuer or a deterioration in general economic conditions could cause an issuer to fail to pay principal and interest when due. Corporate debt obligations rated in the fourth highest category by a nationally recognized rating agency have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to pay principal and interest than is the case with higher grade securities.

While obligations of some U.S. Government sponsored entities are supported by the full faith and credit of the U.S. Government, several are supported by the right of the issuer to borrow from the U.S. Government, and still others are supported only by the credit of the issuer itself. The guarantee of the U.S. Government does not extend to the yield or value of the U.S. Government securities held by the Fund or to the Fund’s shares.

•
Mortgage-Related Securities Risk. Mortgage-backed obligations are subject to certain risks, including the risk that payments from the pool of loans underlying a mortgage-backed obligation may not be enough to meet the monthly payments of the mortgage-backed obligation. Mortgage-backed obligations are also subject to the risk that prepayments or foreclosures will shorten the life of the pool of mortgages underlying the securities and may expose the Fund to a lower rate of return upon reinvestment of principal.

•
Risks Associated with Credit Ratings. A rating by a nationally recognized rating agency represents the agency’s opinion as to credit quality of a security but is not an absolute standard of quality or guarantee as to the creditworthiness of an issuer. Ratings of nationally recognized rating agencies present an inherent conflict of interest because such agencies are paid by the entities whose securities they rate. The credit rating of a security does not necessarily address its market risk (that is, the risk that the value of a security will be adversely affected due to movements in the overall financial markets or changes in the level of interest rates). In addition, ratings may not be revised promptly to reflect developments in the issuer’s financial condition.

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•	Liquidity Risk. Liquidity risk is the risk that a security could not be sold at an advantageous time or price due to a security downgrade or adverse conditions within the fixed income market.

Investment Style and Management Risk. The Adviser’s method of security selection may not be successful and the securities in the Fund’s portfolio may not perform as well as the market as a whole. The investment results of the Fund depend upon the ability of the Adviser to correctly anticipate the relative performance of equity and fixed income securities of varying maturities. There can be no assurance that the Adviser will be successful in actively allocating the Fund’s investments or that the Adviser will be correct in its expectations of recovery for the equity securities selected for the Fund’s portfolio. The Fund’s value style may go out of favor with investors and undervalued securities selected by the Adviser may not appreciate in value as expected.

What has been the Fund’s performance history?

The bar chart and performance table shown below provide some indication of the risks and variability of investing in the FBP Appreciation & Income Opportunities Fund. The bar chart shows changes in the Fund’s performance from year to year for each of the last 10 calendar years. The performance table shows how the Fund’s average annual total returns for 1, 5 and 10 years compare with those of a broad measure of market performance. The bar chart and table reflect performance results using a more restrictive investing strategy through December 31, 2011 that is different than the more flexible strategy that is currently used to allocate between fixed income and equity investments. Performance results using the more flexible strategy may differ from the performance results of the more restrictive strategy. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information, current through the most recent month end, is available by calling 1–866-738-1127.

The Fund’s 2013 year-to-date return through June 30, 2013 is 15.14%.

During the periods shown in the bar chart, the highest return for a quarter was 15.02% during the quarter ended September 30, 2009 and the lowest return for a quarter was -18.32% during the quarter ended December 31, 2008.

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Average Annual Total Returns For Periods Ended December 31, 2012 :

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	One Year	Five Years	Ten Years
Return Before Taxes	9.27%	0.27%	4.64%
Return After Taxes on Distributions	8.63%	-0.17%	3.92%
Return After Taxes on Distributions and Sale of Fund Shares	6.86%	0.16%	3.93%
Standard & Poor’s 500 Index (reflects no deduction for fees, expenses, or taxes)	16.00%	1.66%	7.10%

Management of the Fund

Investment Adviser

Flippin, Bruce & Porter, Inc. (the “Adviser”)

Portfolio Manager

John T. Bruce, CFA, is primarily responsible for managing the FBP Appreciation & Income Opportunities Fund and has been the portfolio manager of the Fund since the Fund’s inception in 1989. Mr. Bruce is the President of the Adviser and has been a principal of the Adviser since the founding of the firm in 1985.

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Information Relevant to Both Funds” on page 17 of this Prospectus.

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INFORMATION RELEVANT TO BOTH FUNDS

Purchase and Sale of Fund Shares

Minimum Initial Investment - $5,000, except the minimum is $1,000 for tax-deferred retirement accounts

Minimum Subsequent Investment - None, except the minimum for participants in the Automatic Investment Plan is $100

The Funds’ shares are redeemable. You may purchase or redeem (sell) shares of the Funds on each day that the Funds are open for business. Transactions may be initiated by written request, by wire transfer or through your financial institution.

Tax Information

Each Fund’s distributions are generally taxed as ordinary income or capital gains unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, or you are a tax-exempt investor.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Funds through a broker-dealer or other financial intermediary (such as a bank), the Funds and their related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Funds over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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ADDITIONAL INVESTMENT INFORMATION

Investment Objectives

The investment objective of the FBP Equity & Dividend Plus Fund may be changed by the Board of Trustees without shareholder approval. Shareholders will be given 60 days’ notice of any such change. The investment objectives of the FBP Appreciation & Income Opportunities Fund may not be changed without the prior approval of a majority (as defined by the Investment Company Act of 1940) of the Fund’s shares.

Additional Information about Principal Investment Strategies

The FBP Equity & Dividend Plus Fund seeks to achieve its objective by investing in a diversified portfolio comprised primarily of above-average dividend yielding, undervalued equity securities with dividend growth potential. Under normal circumstances, at least 80% of the Fund’s net assets (including the amount of any borrowings for investment purposes) will be invested in equity securities of companies that are paying dividends at the time of purchase. The Fund’s shareholders will be provided with at least 60 days’ prior notice of any change in this policy.

The FBP Appreciation & Income Opportunities Fund seeks to achieve its objectives by investing in a portfolio of both equity and fixed income securities. Equity securities are acquired primarily for capital appreciation or a combination of capital appreciation and income. Fixed income securities are acquired primarily for their income return and secondarily for capital appreciation.

Equity Selection for FBP Appreciation & Income Opportunities Fund. The concept of value investing seeks to acquire the securities of companies that are believed to be undervalued in the securities markets. The Adviser believes the securities of well managed companies that may be temporarily out of favor due to earnings declines or other adverse developments, such as competitive problems, litigation or product obsolescence, are likely to provide a greater total investment return than securities of companies that are favored by most investors because of actual or anticipated favorable developments. The reason, in the Adviser’s opinion, is that the prices of securities of “out of favor” companies often tend to be driven lower than fundamentally derived values because of overly pessimistic investor expectations, while the prices of securities of “in favor” companies tend to be driven higher than fundamentally derived values because of overly optimistic investor perceptions.

In determining whether an equity security is undervalued, the Adviser considers, among other things:

•
Current valuation with respect to price-to-sales, price-to-book value, price-to-cash flow, price-to-earnings and dividend yield, compared to historical valuations of the same measure and past and future prospects for the company;

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•
Analysis of the fundamentals of the business including balance sheet strength, return on and use of capital, industry/economic climate, management history and strategy, and earnings potential under various business scenarios;

•	Wall Street sentiment and the opinion of large institutional holders;

•
Information from various sources including research material generated by the brokerage community; periodic company reports, announcements and discussions with management, conference calls; and other investment and business publications.

Options. When a Fund writes a call option (“call”), it receives a premium and agrees to sell the underlying security to a purchaser of a corresponding call at a specified “strike price” by a future date (“exercise date”). To terminate its obligation on a call the Fund has written, it may purchase a corresponding call in a “closing purchase transaction.” A profit or loss will be realized, depending upon whether the price of the closing purchase transaction is more or less than the premium (net of transaction costs) previously received on the call written. A Fund may realize a profit if the call it has written lapses unexercised, in which case the Fund keeps the premium and retains the underlying security as well. If a call written by a Fund is exercised, the Fund forgoes any possible profit from an increase in the market price of the underlying security over the exercise price plus the premium received.

Call writing affects the Funds’ portfolio turnover rate and the amount of brokerage commissions paid. Commissions for options, which are normally higher than for general securities transactions, are payable when writing calls and when entering into closing purchase transactions.

Temporary Defensive Measures. Money market instruments will typically represent a portion of each Fund’s portfolio, as funds awaiting investment, to accumulate cash for anticipated purchases of portfolio securities and to provide for shareholder redemptions and operational expenses of the Funds. For temporary defensive purposes, when the Adviser determines that market conditions warrant, a Fund may depart from its normal investment strategies and investments in money market instruments may be increased, even to the point that 100% of the Fund’s assets may be so invested. Market conditions that may warrant a temporary defensive measure include excessive volatility or a prolonged general decline in the securities markets or in the securities in which a Fund normally invests. Money market instruments mature in 13 months or less and include U.S. Government obligations and corporate debt securities (including those subject to repurchase agreements), bankers’ acceptances, certificates of deposit of domestic branches of U.S. banks and commercial paper, including variable amount demand master notes. At the time of purchase, money market instruments will have a short-term rating in the highest category by a nationally recognized rating agency or, if not rated, will have been issued by a corporation having an outstanding unsecured debt issue rated A or better by a rating agency or, if not so rated, will be of equivalent quality in the Adviser’s opinion. When a Fund invests for temporary defensive purposes, it may not achieve its investment objectives.

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HOW TO PURCHASE SHARES

There are no sales commissions charged to investors. You may obtain assistance in opening an account by calling Ultimus Fund Solutions, LLC (the “Administrator”) toll-free 1-866-738-1127, or by writing to the Administrator at the address shown below for regular mail orders. You may also obtain assistance through any broker-dealer or financial institution authorized to sell shares of the Funds. Contact your brokerage firm or financial institution to determine whether it is authorized to accept orders on behalf of the Funds. Your broker-dealer or financial institution may charge you a fee for its services.

You may open an account by mail or bank wire or through your broker or financial institution by following the procedures described below:

Minimum Initial Investment. The minimum initial investment in each Fund is $5,000, or $1,000 for tax-deferred retirement accounts. The Funds may, in the Adviser’s sole discretion, accept certain accounts with less than the stated minimum initial investment.

Regular Mail Orders. Please complete and sign the Account Application accompanying this Prospectus, enclose your check made payable to the appropriate Fund, and mail it to:

The Flippin, Bruce & Porter Funds
c/o Shareholder Services
P.O. Box 46707
Cincinnati, Ohio 45246-0707

All purchase checks must be written in U.S. dollars and drawn on a U.S. bank. The Funds do not accept cash, drafts, “starter” checks, travelers’ checks, credit card checks, post-dated checks, cashier’s checks under $10,000, or money orders. In addition, to protect the Funds from check fraud, the Funds do not accept checks made payable to third parties.

By sending your check to the Administrator, please be aware that you are authorizing the Administrator to make a one-time electronic debit from your account at the financial institution indicated on your check. Your bank account will be debited as early as the same day the Administrator receives your payment in the amount of your check; no additional amount will be added to the total. The transaction will appear on your bank statement. Your original check will be destroyed once processed, and you will not receive your cancelled check back. If the Administrator cannot post the transaction electronically, you authorize the Administrator to present an image copy of your check for payment. If an order to purchase shares is cancelled because your check does not clear, you will be responsible for any resulting losses or fees incurred by the Funds or the Administrator in the transaction.

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Bank Wire Orders. You may invest in the Funds by bank wire. To establish a new account or add to an existing account by wire, please call the Administrator at 1-866-738-1127 before wiring funds to advise the Administrator of the investment, the dollar amount and the account registration. For initial purchases, you should be prepared to provide the Administrator, by mail or facsimile, with a completed, signed Account Application. This will ensure prompt and accurate handling of your investment. Please have your bank use the following wiring instructions to purchase by wire:

US Bank NA
ABA# 042000013
For FBP Funds #0199456740
For {Name of Fund}
For {Shareholder name and account number
        or tax identification number}

It is important that the wire contains all information and that the Administrator receives prior telephone notification to ensure proper credit. Once your wire is sent you should, as soon as possible thereafter, complete and mail your Account Application to the Administrator as described under “Regular Mail Orders” above.

Through Your Broker or Financial Institution. Shares of the Funds may be purchased through certain brokerage firms and financial institutions that are authorized to accept orders on behalf of the Funds and such organizations may be authorized to designate intermediaries to accept orders on behalf of the Funds. Orders will be priced at the Fund’s net asset value (“NAV”) next determined after your order is received by such organization, or its authorized designee, in proper form. These organizations may charge you transaction fees on purchases of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who purchase shares directly through the Funds. These organizations may be the shareholders of record of your shares. The Funds are not responsible for ensuring that these organizations or their authorized designees carry out their obligations to their customers. Shareholders investing in this manner should look to the organization through which they invest for specific instructions on how to purchase and redeem shares.

Additional Investments. You may add to your account by mail or wire at any time by purchasing shares at the then current NAV. Before making additional investments by bank wire, please call the Administrator at 1-866-738-1127 to alert the Administrator that your wire is to be sent. Follow the wire instructions above to send your wire. When calling for any reason, please have your account number ready, if known. Mail orders should include, when possible, the “Invest by Mail” stub that is attached to your Fund confirmation statement. Otherwise, be sure to identify your account in your letter.

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Important Information About Purchasing Shares. Shares will be purchased at a Fund’s NAV next determined after your order is received by the Administrator in proper form. An order is considered to be in proper form if it is complete and contains all necessary information to process the order, is accompanied by payment in full of the purchase amount, and is delivered in an approved manner as set forth in this Prospectus. Direct orders received in proper form by the Administrator, whether by mail or bank wire, prior to the close of the regular session of trading on the New York Stock Exchange (the “Exchange”) on any business day, generally 4:00 p.m. Eastern time, will purchase shares at the NAV next determined on that business day. If your order is not received by the close of the regular session of trading on the Exchange, your order will purchase shares at the NAV determined on the next business day. Purchase orders received in proper form by authorized broker-dealers and other financial institutions, or their authorized designees, prior to the close of the regular session of trading on the Exchange on any business day will purchase shares at the NAV determined on that day.

Important Information About Liability. You should be aware that the Funds’ Account Application contains provisions in favor of the Funds, the Adviser, the Administrator and certain of their affiliates, excluding such entities from certain liability in connection with the performance of any acts instructed by the shareholder or genuinely believed to be instructed by the shareholder; provided, however, that such entities will be excluded from liability only if such entities have exercised due care to determine that the instructions are genuine. If reasonable procedures are not followed by such entities, they will not be excluded from liability.

Automatic Investment Plan. The Automatic Investment Plan enables you to make automatic investments in shares of the Funds from your bank, savings and loan or other depository institution account. With your authorization and bank approval, the Administrator will automatically charge your account the amount specified ($100 minimum) which will be automatically invested in Fund shares at the then current NAV on or about the 15th day and/or the last business day of the month. Your depository institution may impose its own charge for making transfers from your account. You may change the amount of the investment or discontinue the plan at any time by writing to the Administrator.

Exchange Privilege. You may use proceeds from the redemption of shares of either Fund to purchase shares of the other Fund, provided that shares of the Fund to be acquired are offered for sale in your state of residence. There is no charge for this exchange privilege. Before making an exchange, you should read the portion of the Prospectus relating to the Fund into which the shares are to be exchanged. The shares of the Fund to be acquired will be purchased at the NAV next determined after receipt by the Administrator of the written exchange request in proper form. The exchange of shares of one Fund for shares of another Fund is treated, for federal income tax purposes, as a sale on which you may realize a taxable gain or loss. To prevent the abuse of the exchange privilege to the disadvantage of other shareholders, each Fund reserves the right to terminate or modify the exchange privilege upon 60 days’ notice to shareholders.

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Customer Identification and Verification. To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Funds must obtain the following information for each person that opens a new account:

•	Name;

•	Date of birth (for individuals);

•	Residential or business street address (although post office boxes are still permitted for mailing); and

•	Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver’s license, passport, or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

After an account is opened, the Funds may restrict your ability to purchase additional shares until your identity is verified. The Funds also may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

Frequent Purchases and Redemptions of Fund Shares. The Funds have been designed as long-term investments and not as frequent or short-term trading (“market timing”) options. The Funds discourage and do not accommodate frequent purchases and redemptions. Accordingly, the Board of Trustees has adopted policies and procedures in an effort to detect and prevent market timing in the Funds. The Funds, through their service providers, monitor shareholder trading activity to ensure compliance with the Funds’ policies. The Funds prepare reports illustrating purchase and redemption activity to detect market timing activity. The Funds have also reserved the right to impose a limit on the number of exchanges between the Funds. In addition, the Funds reserve the right to reject any purchase request that they believe to be market timing or otherwise potentially disruptive in nature. These actions, in the Board’s opinion, should help reduce the risk of abusive trading in the Funds. The Funds may also modify any terms or conditions of purchase of shares or withdraw all or any part of the offering made by this Prospectus. Each of the restrictions on frequent purchases and redemptions of Fund shares described above applies uniformly in all cases.

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The Funds believe that market timing activity is not in the best interest of shareholders. Market timing can be disruptive to the portfolio management process and may adversely impact the ability of the Adviser to implement the Funds’ investment strategies. In addition to being disruptive, the risks to the Funds presented by market timing are higher expenses through increased trading and transaction costs; forced and unplanned portfolio turnover; large asset swings that decrease the Funds’ ability to maximize investment returns; and potentially diluting the value of the Funds’ shares. These risks can have an adverse affect on the Funds’ performance.

The Funds have entered into agreements with intermediaries obligating them to provide, upon request, information regarding their customers and their customers’ transaction in shares of the Funds when shares are held in omnibus accounts. The Funds rely on intermediaries to help enforce their market timing policies. For example, intermediaries assist the Funds in determining whether an investor is trading in violation of the Funds’ policies. The Funds reserve the right to reject an order placed from an omnibus account. Although the Funds have taken these steps to discourage frequent purchases and redemptions of shares, the Funds cannot guarantee that such trading will not occur.

HOW TO REDEEM SHARES

You may redeem shares of the Funds on each day that the Exchange is open for business. You may redeem shares by mail or through your broker or financial institution by following the procedures described below:

By Mail. Your request should be mailed to the Flippin, Bruce & Porter Funds, c/o Shareholder Services, P.O. Box 46707, Cincinnati, Ohio 45246-0707 and include the following information:

•
your letter of instruction or a stock assignment specifying the name of the applicable Fund, the account number, and the number of shares or dollar amount to be redeemed. This request must be signed by all registered shareholders in the exact names in which they are registered;

•	any required signature guarantees (see “Signature Guarantees”); and

•	other supporting legal documents, if required in the case of estates, trusts, guardianships, custodianships, corporations, partnerships, pension or profit sharing plans, and other organizations.

All redemption orders received in proper form, as indicated herein, by the Administrator prior to the close of the regular session of trading on the Exchange, generally 4:00 p.m. Eastern time, will redeem shares at the NAV determined as of that business day’s close of trading. Otherwise, your order will redeem shares at the NAV determined on the next business day. An order is considered to be in proper form if it is complete and contains all necessary information to process

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the order (including the proper account information, the number of shares or dollar amount to be redeemed and the appropriate signatures), and is delivered in an approved manner as set forth in this Prospectus.

If you are uncertain of the requirements for redemption, please contact the Administrator at 1-866-738-1127, or write to the address shown above.

Through Your Broker or Financial Institution. You may also redeem your shares through a brokerage firm or financial institution that has been authorized to accept orders on behalf of the Funds. Your redemption will be processed at the NAV next determined after your order is received by such organization in proper form. NAV is normally determined at 4:00 p.m., Eastern time. Your brokerage firm or financial institution may require a redemption request to be received at an earlier time during the day in order for your redemption to be effective as of the day the order is received. These organizations may be authorized to designate other intermediaries to act in this capacity. Such an organization may charge you transaction fees on redemptions of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who redeem shares directly through the Administrator.

Receiving Payment. Your redemption proceeds will be mailed to you within 3 business days after receipt of your redemption request in proper form. However, a Fund may delay forwarding a redemption check for recently purchased shares while it determines whether the purchase payment will be honored. In such cases, the NAV next determined after receipt of your request for redemption will be used in processing your redemption and your redemption proceeds will be mailed to you upon clearance of your check to purchase shares. You may reduce or avoid such delay (which may take up to 15 days from the purchase date) if you purchase shares by certified check or wire transfer.

You may choose to have redemption proceeds mailed to your address of record, your bank, or to any other authorized person. You may have the proceeds sent to your domestic bank by bank wire ($5,000 minimum) or through an Automated Clearing House (“ACH”) transaction ($100 minimum) on days that your bank is open for business. Redemption proceeds will only be sent to the bank account or person named in your Account Application currently on file with the Funds. You may change your redemption instructions any time you wish by sending a letter to the Administrator with your new redemption instructions.

The Board of Trustees reserves the right to involuntarily redeem any account having an account value of less than $5,000, or less than $1,000 for tax-deferred retirement accounts (due to redemptions, exchanges or transfers, but not due to market action) upon 60 days’ written notice. If you bring your account value up to the minimum requirements during the notice period, your account will not be redeemed. Redemptions from retirement plans may be subject to tax withholding.

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Signature Guarantees. To protect your account and the Funds from fraud, a signature guarantee may be required to be sure that you are the person who has authorized a redemption if the shares to be redeemed have a value of more than $50,000. Signature guarantees are also required (1) for change of registration requests, (2) for requests to establish or change redemption services other than through your initial Account Application, and (3) if the name(s) or the address on your account has been changed within 15 days of your redemption request. The Administrator will accept signatures guaranteed by a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution that participates in the STAMP Medallion Program sponsored by the Securities Transfer Association. Signature guarantees from financial institutions that do not participate in the STAMP Medallion Program will not be accepted. A notary public cannot provide a signature guarantee. The Administrator has adopted standards for accepting signature guarantees from the above institutions. The Funds and the Administrator reserve the right to amend these standards at any time without notice.

Systematic Withdrawal Plan. If your shares of either Fund are valued at $10,000 or more at the current NAV, you may establish a Systematic Withdrawal Plan to receive a check, on the 15th and/or the last business day of each month, in a stated amount of not less than $100. The Funds will automatically redeem sufficient shares from your account to meet the specified withdrawal amount. You may establish this service whether dividends and distributions are reinvested or paid in cash. Systematic withdrawals may be deposited directly to your bank account by completing the applicable section on the Account Application accompanying this Prospectus, or by writing to the Administrator.

Redemptions in Kind. Each Fund may redeem its shares by payment in kind when circumstances exist that would, in the opinion of the Adviser, make it in the best interests of the Fund and its shareholders to do so. In such case, the Adviser, under the supervision of the Board of Trustees and in accordance with the Trust’s procedures, may authorize payment to be made in portfolio securities or other property of the Funds. A redemption in kind will consist of securities equal in market value to your shares. It is the Adviser’s intention, at the present time, to reimburse shareholders for their brokerage costs and any other fees or losses incurred by them in selling such securities immediately upon receipt thereof. The Adviser may determine to discontinue this practice at any time without notice to shareholders.

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HOW NET ASSET VALUE IS DETERMINED

The NAV of each Fund is determined on each business day that the Exchange is open for trading, as of the close of the Exchange (currently 4:00 p.m., Eastern time). Each Fund’s NAV is determined by dividing the total value of all Fund securities (valued at market value) and other assets, less liabilities, by the total number of shares then outstanding. NAV includes interest on fixed income securities, which is accrued daily. See the Statement of Additional Information for further details.

Securities traded on a national stock exchange are valued based upon the closing price on the principal exchange where the security is traded. Securities that are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Securities that are traded over-the-counter are valued at the last sale price, if available; otherwise, at the last quoted bid price. Fixed income securities will ordinarily be traded in the over-the-counter market and common stocks will ordinarily be traded on a national securities exchange, but may also be traded in the over-the-counter market. Call options written by the Funds are valued at the then current market quotation, using the ask price as of the close of each day on the principal exchanges on which they are traded. To the extent that a Fund’s foreign securities are traded in other markets on days when the Fund does not calculate its NAV, the value of the Fund’s assets may be affected on days when shares of the Fund cannot be purchased or sold.

When market quotations are not readily available, securities may be valued on the basis of prices provided by an independent pricing service. The prices provided by the pricing service are determined with consideration given to institutional bid and last sale prices and take into account securities prices, yields, maturities, call features, ratings, institutional trading in similar groups of securities and developments related to specific securities. If a pricing service cannot provide a valuation or the Adviser believes the price received from the pricing service is not indicative of fair value, securities will be valued in good faith at fair value using procedures approved by the Board of Trustees. Valuing portfolio securities at fair value involves reliance on judgment and a security’s fair value may differ depending on the method used for determining value. As a result, the values of some securities used to calculate a Fund’s NAV may differ from quoted or published prices for the same securities.

To the extent any assets of a Fund are invested in other open-end investment companies that are registered under the Investment Company Act of 1940, the Fund’s NAV with respect to those assets is calculated based upon the NAVs of such registered open-end investment companies, and the prospectuses for these companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

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MANAGEMENT OF THE FUNDS

Each Fund is a diversified series of Williamsburg Investment Trust (the “Trust”), an open-end management investment company organized as a Massachusetts business trust. The Board of Trustees supervises the business activities of the Funds. Like other mutual funds, the Trust retains various organizations to perform specialized services for the Funds.

Subject to the authority of the Board of Trustees, Flippin, Bruce & Porter, Inc. (the “Adviser”) provides a continuous program of supervision of each Fund’s assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities, pursuant to Investment Advisory Agreements with the Trust. The Adviser is also responsible for the selection of broker-dealers through which each Fund executes portfolio transactions, subject to brokerage policies approved by the Trustees, and provides certain executive personnel to the Funds.

In addition to acting as investment adviser to the Funds, the Adviser also provides investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts and individuals. The address of the Adviser is 800 Main Street, Second Floor, Lynchburg, Virginia 24504.

John T. Bruce is primarily responsible for managing the portfolio of each Fund. The Statement of Additional Information provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of shares of the Funds.

Compensation of the Adviser with respect to each Fund, based upon the Fund’s average daily net assets, is at the following annual rates: 0.70% on the first $250 million; 0.65% on the next $250 million; and 0.50% on assets over $500 million. During the fiscal year ended March 31, 2013, the FBP Equity & Dividend Plus Fund and the FBP Appreciation & Income Opportunities Fund paid investment advisory fees (after fee waivers) equal to 0.48% and 0.63%, respectively, of average daily net assets. The Adviser currently intends to waive its investment advisory fees to the extent necessary to limit total operating expenses (excluding Acquired Fund Fees and Expenses) to 1.07% per annum of the FBP Equity & Dividend Plus Fund’s average daily net assets and 1.00% per annum of the FBP Appreciation & Income Opportunities Fund’s average daily net assets. However, there is no assurance that any voluntary fee waivers will continue in the current or future fiscal years, and annual operating expenses of the FBP Equity & Dividend Plus Fund and the FBP Appreciation & Income Opportunities Fund may therefore exceed 1.07% and 1.00%, respectively, of average daily net assets.

For a discussion of the factors considered by the Board of Trustees in its most recent approval of each Fund’s Investment Advisory Agreement, including the Board’s conclusions with respect thereto, see the Funds’ annual report for the year ended March 31, 2013 .

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DIVIDENDS, DISTRIBUTIONS AND TAXES

Each Fund has qualified and intends to remain qualified as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986. By so qualifying, each Fund will not be subject to federal income tax on that part of its net investment income and net realized capital gains that it distributes to its shareholders. Shareholders are liable for taxes on distributions of net investment income and net realized capital gains of the Funds but, of course, shareholders who are not subject to tax on their income will not be required to pay taxes on amounts distributed to them. Each Fund intends to declare dividends from net investment income quarterly, payable in March, June, September and December, on a date selected by management. In addition, distributions may be made annually in December out of any net short-term or long-term capital gains derived from the sale of securities and premiums from expired options realized through October 31 of that year. Each Fund may make a supplemental distribution of capital gains at the end of its fiscal year. The nature and amount of all dividends and distributions will be identified separately when tax information is distributed by the Funds at the end of each year. The Funds intend to withhold federal income taxes on taxable distributions made to persons who are neither citizens nor residents of the United States or other shareholders subject to such withholding.

Distributions attributable to ordinary income and short-term capital gains are generally taxed as ordinary income, although certain income dividends may be taxed to non-corporate shareholders at long-term capital gains rates. In the case of corporations that hold shares of the Funds, certain income may qualify for a 70% dividends-received deduction. Distributions of long-term capital gains are generally taxed as long-term capital gains, regardless of how long you have held your Fund shares.

There is no fixed dividend rate, and there can be no assurance as to the payment of any dividends or the realization of any gains for either Fund. Current practice of the Funds, subject to the discretion of management, is for declaration and payment of income dividends during the last week of each calendar quarter. Dividends and capital gains distributions may be reinvested in additional shares of the Funds or paid in cash, as indicated on your Account Application. If no option is selected on your Application, distributions will automatically be reinvested in additional shares. Tax consequences to shareholders of dividends and distributions are the same if received in cash or if received in additional shares of the Funds. In addition to federal taxes, you may be subject to state and local taxes on distributions.

The Emergency Economic Stabilization Act of 2008 requires that mutual fund companies report cost basis information to the Internal Revenue Service (“IRS”) on Form 1099-B for any sale of mutual fund shares acquired after January 1, 2012 (“Covered Shares”). Under the regulations, mutual funds must select a default cost basis calculation method and apply that method to the sale

29

of Covered Shares unless an alternate IRS approved method is specifically elected in writing by the shareholder. Average Cost, which is the mutual fund industry standard, has been selected as the Funds’ default cost basis calculation method. If a shareholder determines that an IRS approved cost basis calculation method other than the Funds’ default method of Average Cost is more appropriate, the shareholder must contact the Fund at the time of or in advance of the sale of Covered Shares that are to be subject to that alternate election. IRS regulations do not permit the change of a cost basis election on previously executed trades.

All Covered Shares purchased in non-retirement accounts are subject to the cost basis reporting legislation. Non-covered shares are mutual fund shares that were acquired prior to the effective date of January 1, 2012. Cost basis information will not be reported to the IRS or shareholder upon the sale of any non-covered mutual fund shares. Non-covered shares will be redeemed first unless otherwise specified.

Redemptions and exchanges of shares of the Funds are taxable events on which you may realize a gain or loss. As each individual’s tax situation is different, it is suggested that shareholders consult a qualified tax advisor regarding the most appropriate cost basis calculation methodology for their personal situation and the federal, state and local tax consequences of an investment in the Funds.

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FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund’s financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Funds (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, the Funds’ independent registered public accounting firm, whose report, along with the Funds’ financial statements, is included in the annual report, which is available upon request.

FBP EQUITY & DIVIDEND PLUS FUND

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year

	Years Ended March 31,
	2013	2012	2011	2010	2009
Net asset value at beginning of year	$19.10	$20.70	$19.42	$12.02	$20.99

Income (loss) from investment operations:
Net investment income	0.47	0.23	0.15	0.12	0.27
Net realized and unrealized gains (losses) on investments	2.56	(1.59)	1.27	7.41	(8.98)
Total from investment operations	3.03	(1.36)	1.42	7.53	(8.71)

Less distributions:
Dividends from net investment income	(0.46)	(0.24)	(0.14)	(0.13)	(0.26)

Net asset value at end of year	$21.67	$19.10	$20.70	$19.42	$12.02

Total return (a)	16.19%	(6.49% )	7.40%	62.84%	(41.78% )

Net assets at end of year (000’s)	$22,570	$23,194	$27,407	$28,617	$20,605

Ratio of total expenses to average net assets	1.29%	1.29%	1.19%	1.19%	1.18%

Ratio of net expenses to average net assets (b)	1.07%	1.07%	1.07%	1.07%	1.07%

Ratio of net investment income to average net assets (b)	2.40%	1.24%	0.78%	0.74%	1.59%

Portfolio turnover rate	32%	46%	25%	21%	16%

(a)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	Ratios were determined after voluntary advisory fee reductions by the Adviser.

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FBP APPRECIATION & INCOME OPPORTUNITIES FUND

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year

	Years Ended March 31,
	2013	2012	2011	2010	2009
Net asset value at beginning of year	$15.85	$16.35	$15.49	$10.97	$15.84

Income (loss) from investment operations:
Net investment income	0.29	0.26	0.24	0.27	0.32
Net realized and unrealized gains (losses) on investments	1.61	(0.46)	0.88	4.53	(4.89)
Total from investment operations	1.90	(0.20)	1.12	4.80	(4.57)

Less distributions:
Dividends from net investment income	(0.30)	(0.30)	(0.26)	(0.28)	(0.30)
Distributions from net realized gains	(0.29)	—	—	—	—
Total distributions	(0.59)	(0.30)	(0.26)	(0.28)	(0.30)

Net asset value at end of year	$17.16	$15.85	$16.35	$15.49	$10.97

Total return (a)	12.51%	(1.13% )	7.35%	44.01%	(29.15% )

Net assets at end of year (000’s)	$36,825	$39,520	$46,406	$45,507	$34,199

Ratio of total expenses to average net assets	1.06%	1.06%	1.03%	1.03%	1.05%

Ratio of net expenses to average net assets (b)	1.00%	1.00%	1.00%	1.00%	1.00%

Ratio of net investment income to average net assets (b)	1.91%	1.71%	1.59%	1.90%	2.36%

Portfolio turnover rate	15%	17%	24%	24%	24%

(a)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	Ratios were determined after voluntary advisory fee reductions by the Adviser.

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PRIVACY NOTICE

FACTS	WHAT DO THE FLIPPIN, BRUCE & PORTER FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?
The types of personal information we collect and share depend on the product or service you have with us. This information can include:
▪ Social Security number
▪ Assets
▪ Retirement Assets
▪ Transaction History
▪ Checking Account Information
▪ Purchase History
▪ Account Balances
▪ Account Transactions
▪ Wire Transfer Instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?
All financial companies need to share your personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons The Flippin, Bruce & Porter Funds choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do The Flippin, Bruce & Porter Funds share?	Can you limit this sharing?
For our everyday business purposes – Such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-866-738-1127

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Who we are
Who is providing this notice?	Williamsburg Investment Trust Ultimus Fund Distributors, LLC Ultimus Fund Solutions, LLC
What we do
How do The Flippin, Bruce & Porter Funds protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How do The Flippin, Bruce & Porter Funds collect my personal information?
We collect your personal information, for example, when you
▪ Provide account information
▪ Give us your contact information
▪ Make deposits or withdrawals from your account
▪ Make a wire transfer
▪ Tell us where to send the money
▪ Tell us who receives the money
▪ Show your government-issued ID
▪ Show your driver’s license
We also collect your personal information from other companies.

Why can’t I limit all sharing?
Federal law gives you the right to limit only
▪ Sharing for affiliates’ everyday business purposes – information about your creditworthiness
▪ Affiliates from using your information to market to you
▪ Sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates
Companies related by common ownership or control. They can be financial and nonfinancial companies.
 ▪ Flippin, Bruce & Porter, Inc., the investment adviser to the Flippin, Bruce & Porter Funds, could be deemed to be an affiliate.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ▪ The Flippin, Bruce & Porter Funds do not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ▪ The Flippin, Bruce & Porter Funds don’t jointly market.

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Investment Adviser
Flippin, Bruce & Porter, Inc.
800 Main Street, Second Floor
P.O. Box 6138
Lynchburg, Virginia 24505
Toll-Free 1-800-327-9375

Administrator
Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, Ohio 45246-0707
Toll-Free 1-866-738-1127

Custodian
US Bank NA
425 Walnut Street
Cincinnati, Ohio 45202

Independent Registered Public
Accounting Firm
Ernst & Young LLP
312 Walnut Street, Suite 1900
Cincinnati, Ohio 45202

Legal Counsel
Sullivan & Worcester LLP
One Post Office Square
Boston, Massachusetts 02109

Officers
John T. Bruce, President
John M. Flippin, Vice President
John H. Hanna, IV, Vice President
David J. Marshall, Vice President
R. Gregory Porter, III, Vice President
Teresa L. Sanderson, Compliance Officer

Board of Trustees
John P. Ackerly, IV
John T. Bruce
Robert S. Harris
J. Finley Lee, Jr.
Richard L. Morrill
Harris V. Morrissette

FOR ADDITIONAL INFORMATION
Additional information about the Funds is included in the Statement of Additional Information (“SAI”), which is incorporated by reference in its entirety. A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the SAI.

Additional information about the Funds’ investments is available in the Funds’ annual and semiannual reports to shareholders. In the Funds’ annual report, you will find a discussion of the market conditions and strategies that significantly affected the Funds’ performance during their last fiscal year.

To obtain a free copy of the SAI, the annual and semiannual reports or other information about the Funds, or to make inquiries about the Funds, please call Toll-Free

1-866-738-1127

This Prospectus, the SAI and the most recent shareholder reports are also available without charge on the Funds’ website at www.fbpfunds.com.

Only one copy of a Prospectus or an annual or semiannual report will be sent to each household address. This process, known as “Householding,” is used for most required shareholder mailings. (It does not apply to confirmations of transactions and account statements, however.) You may, of course, request an additional copy of a Prospectus or an annual or semiannual report at any time by calling or writing the Funds. You may also request that Householding be eliminated from all your required mailings.

Information about the Funds (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s public reference room in Washington, D.C. Information about the operation of the public reference room may be obtained by calling the Commission at 1-202-551-8090. Reports and other information about the Funds are available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov. Copies of information on the Commission’s Internet site may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to: Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-1520.

The Funds are series of Williamsburg Investment Trust (File No. 811-05685)

Do not use this application to establish an Individual Retirement Account. Please print all items clearly (except signature). To avoid having your application returned, please be sure to complete Steps 1, 2 & 8.

Please return completed application and check made payable to:
The FBP Funds

Account Application	Regular Mail: The FBP Funds P.O. Box 46707 Cincinnati, Ohio 45246-0707	Overnight: The FBP Funds 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246

1	ACCOUNT REGISTRATION

1A.	Check All that Apply

[ ]	Individual	[ ]	Joint Account (cannot be a minor) Joint owners have rights of survivorship, unless state laws regarding community property apply.

[ ]	Joint Other: (Specify)	(i.e., tenants in common, community property)
(If no account type is specified, account will be established as joint tenants with right of survivorship)

Owner’s Legal Name
Owner’s Social Security ID Number	Owner’s Date of Birth
Joint Owner’s Name (if applicable)	Relationship to Owner [ ] Spouse [ ] Non-Spouse (If no election, relationship to owner will be considered Non-Spouse)
Joint Owner’s Social Security ID Number	Joint Owner’s Date of Birth

[ ]
Trust, Corporation, Partnership or other Entity Please attach a copy of the appropriate bylaws, articles of incorporation, resolutions or trust documents establishing authority to open this account and the existence of the entity.

[ ]	Government Entity/Plan or Program of Government Entity

Name of Trust, Corporation, Partnership or other Entity
[ ]	C-Corporation not subject to IRS reporting by the Funds
Taxpayer Identification Number		Trust Date
Name of Trustee(s) or Authorized Individual(s)
Social Security ID Number of Trustee(s) or Authorized Individual(s)		Date of Birth for Trustee(s) or Authorized Individual(s)

[ ]	Gift/Transfer to a Minor (UGMA/UTMA)
	as a custodian for		under the		UGMA/UTMA.
Custodian’s Name (only one permitted)		Minor’s Name (only one permitted)		State

Minor’s Social Security Number	Minor’s Date of Birth
Custodian’s Social Security Number	Custodian’s Date of Birth

1B.	Mailing Address and Telephone Number

Number and Street or P.O. Box		City	State	Zip
Telephone Number	Fax Number	E-mail Address

1C.	Legal Address (Physical Address) Only needed if different from mailing address. No P.O. Boxes.

Number and Street	City	State	Zip

2	INITIAL INVESTMENT

Indicate the amount and enclose a check for the amount of your investment.

The Funds do not accept cash, drafts, “starter” checks, traveler’s checks, credit card checks, third party checks, post-dated checks, non U.S. financial institution checks, cashier’s checks under $10,000 or money orders.

Amount
FBP Equity & Dividend Plus Fund ($5,000 min.)	$
FBP Appreciation & Income Opportunities Fund ($5,000 min.)	$

3	DISTRIBUTION OPTIONS

Your dividends and capital gains will be automatically reinvested into your account unless you indicate otherwise below.

	Distribution Method			Payment Method
	Reinvest		Cash*	ACH**		Check
Capital Gains	[ ]	or	[ ]	[ ]	or	[ ]
Dividends	[ ]	or	[ ]	[ ]	or	[ ]

*	Must choose a payment method

**	Automated Clearing House sent to bank account listed in Step 7

4	COST BASIS SELECTION

Cost basis calculation method for all accounts established by this application:

[ ]	Average Cost (Default method, if not specified)
[ ]	First-In, First-Out (FIFO)*
[ ]	Last-In, First-Out (LIFO)*
[ ]	Highest-Cost, First-Out (HIFO)*
[ ]	Specific Share Identification **

*	If you have any questions, please contact our shareholder services group at 1-866-738-1127 for assistance.

**	If Specific Share Identification is selected and no instruction is provided as to which shares should be redeemed, First-In, First-Out (FIFO) will be used.

5	DUPLICATE STATEMENTS AND CONFIRMATIONS

Please send duplicate statements and confirmations to an address other than that listed in Step 1B (optional):

Name	Company Name
Street Address or P.O. Box	City	State	Zip

6	ACCOUNT SERVICE OPTIONS

6A.	Special Plan Options

Automatic Investment Plan*	[ ] Yes	[ ] No

Permits you to automatically invest in your Fund account through your bank account (you must complete Step 7.) Please indicate the amount and interval. Minimum requirement of $100 for each monthly investment.

Systematic Withdrawal Plan (Minimum $10,000 account balance to participate.)	[ ] Yes	[ ] No
Please redeem sufficient shares from this account at the then current net asset value, in accordance with the instructions below (subject to a minimum $100 per distribution).

Please make my automatic investment or systematic withdrawal on:
[ ]	the last business day of each month
[ ]	the 15th day of each month
[ ]	both the 15th and last business day

Frequency
[ ]	Monthly	Beginning in the month of
[ ]	Quarterly	Dollar Amount $

*	This plan involves continuous investment, regardless of share price levels, and does not assure a profit or protect against a loss in declining markets.

6B.	Redemption Option

By Electronic Transfer (to your bank account)	[ ] Yes	[ ] Decline

If yes, you must complete bank information in Step 7 and select method of transfer.
[ ]	(ACH) Automated Clearing House ($100 minimum)
[ ]	WIRE ($5,000 minimum)

7	ELECTRONIC FUNDS TRANSFER INSTRUCTIONS

By attaching a voided check or deposit slip below and signing Step 8 I authorize credits/debits to/from this bank account in conjunction with the account options selected. I understand for the selected options involving wire transactions, my bank may charge me wire fees. I agree that the Fund and its agents may make additional attempts to debit/credit my account if the initial attempt fails and that I will be liable for any associated costs. All account options selected shall become part of the terms, representations and conditions of this application.

Signature(s) of depositor (if different from signature in Step 8)				ATTACH YOUR VOIDED CHECK OR DEPOSIT SLIP HERE We cannot establish these services without it.
Signature of designated Co-Bank Account Owner
This is a:	[ ] checking account	[ ] savings account
Bank Name			Account #
Bank Address			Routing #

8	SIGNATURES AND CERTIFICATIONS

By signing below, I certify that:

•
I have received and read the current prospectus of The FBP Funds (the “Fund Company”) in which I am investing. I certify that I have the authority and legal capacity to make this purchase in this account, and that I am of legal age in my state of residence.

•
I authorize the Fund Company and its agents to act upon instructions (by phone, in writing or other means) believed to be genuine and in accordance with procedures described in the prospectus for this account or any account into which transfers are made. I authorize the registered representative assigned to my account to have access to my account and to act on my behalf with respect to my account. I agree that neither the Fund Company nor any of its agents will be liable for any loss, cost or expense for acting on such instructions, provided that they have exercised due care to determine that the instructions are genuine.

•	The Fund Company can redeem shares from my account(s) to reimburse for any loss due to non-payment or other indebtedness.

•
I understand that my property may be transferred to the appropriate state if no activity occurs in the account within the time period specified by state law. This process is governed by the escheatment laws of your state.

Under penalty of perjury, I certify that:

1.	I am a U.S. person (including a U.S. resident alien) as defined on IRS Form W-9.

2.	The Social Security Number or Taxpayer Identification Number shown on this application is correct.

3.
I am not subject to backup withholding because: (a) I am exempt from backup withholding; or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends.

Cross out item 3 if you have been notified by the IRS that you are currently subject to backup withholding.

The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

Each Account Owner Must Sign Here
Signature of Owner, Trustee, Custodian or Authorized Individual	Date
Signature of Joint Owner, Co-Trustee or Authorized Individual	Date

Fund Shares are not deposits or obligations of, or guaranteed or endorsed by, any financial institution and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency.

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means for you: When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask to see your driver’s license or other identifying documents. Please remember that any documents or information we gather in the verification process will be maintained in a confidential manner.

9	INVESTMENT BROKER/DEALER

Important: To be completed by broker/dealer representative. Registered Reps must complete Step 5 for duplicate statement and confirmations to be sent to your office. (Broker/Dealer must have approved agreement with the Fund distributor and/or Fund Company).

Broker/Dealer Firm Name	Dealer #	Branch Name
Representative’s Name	Rep #	Branch #	Rep Telephone Number
Rep Office Street Address		Rep Office City/State/Zip
Authorized Signature (Registered Representative)

Thank you for your investment. You will receive a confirmation showing your Fund account number, dollar amount, shares purchased and price paid per share.

For assistance with this or other forms, please call 1-866-738-1127.

THE
GOVERNMENT STREET
FUNDS

The Government Street Equity Fund
Ticker Symbol: GVEQX

The Government Street Mid-Cap Fund
Ticker Symbol: GVMCX

The Alabama Tax Free Bond Fund
Ticker Symbol: ALABX

Prospectus
August 1, 2013

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Risk/Return Summary
The Government Street Equity Fund	3
The Government Street Mid-Cap Fund	10
The Alabama Tax Free Bond Fund	17
Additional Investment Information	23
How to Purchase Shares	26
How to Redeem Shares	30
How Net Asset Value is Determined	33
Management of the Funds	34
Dividends, Distributions and Taxes	36
Financial Highlights	39
Privacy Notice	42
For Additional Information	back cover

2

RISK/RETURN SUMMARY

THE GOVERNMENT STREET EQUITY FUND

What is the Fund’s investment objective?

The investment objective of The Government Street Equity Fund is to seek capital appreciation.

What are the Fund’s fees and expenses?

This table describes the fees and expenses that you may pay if you buy and hold shares of The Government Street Equity Fund.

Shareholder Fees (fees paid directly from your investment):	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees	0.60%
Other Expenses	0.25%
Acquired Fund Fees and Expenses	0.06%
Total Annual Fund Operating Expenses*	0.91%

*
“Total Annual Fund Operating Expenses” will not correlate to the Fund’s ratio of total expenses to average net assets in the Fund’s Financial Highlights, which reflects the operating expenses of the Fund but does not include “Acquired Fund Fees and Expenses.”

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$ 93	$ 290	$504	$1,120

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 38% of the average value of its portfolio.

3

What are the Fund’s principal investment strategies?

Under normal circumstances, at least 80% of The Government Street Equity Fund’s net assets (including the amount of any borrowings for investment purposes) will be invested in common stocks and shares of exchange traded funds (“ETFs”) that invest primarily in common stocks. Common stocks may also include securities of foreign issuers in the form of American Depositary Receipts (“ADRs”) or through investments in ETFs that invest primarily in common stocks of foreign companies. The Fund will invest primarily in companies that are broadly diversified among economic sectors and industries and whose market capitalizations approximate the range of market capitalizations of the Standard & Poor’s 500 Index. The market capitalizations of the companies included in the Standard & Poor’s 500 Index ranged from $1.5 billion to $415.7 billion as of March 31, 2013.

The Fund is governed by an investment philosophy that seeks to reduce the variability of its returns (risk) and to increase its longer-term compounded returns through a diversified investment strategy. The Fund’s portfolio holdings are typically diversified among a variety of economic sectors and the Adviser employs a variety of investment techniques, as described below.

The process for selecting common stocks begins with a list of large capitalization common stocks. The stocks are reviewed for their financial attributes, such as balance sheet quality, earnings history, future prospects and financial ratios (including, but not limited to, debt/equity ratios, return on equity, return on assets and net worth). The list is narrowed to a universe of approximately 150 to 300 common stocks. Stocks in this universe are then grouped into either a “growth” or “value” category (depending upon their respective price/book values). Each category (“growth” or “value”) is then sorted into the ten economic sector weightings of the S&P 500 Index. These twenty categories of stocks serve as the basis for the diversification that is inherent in the portfolio.

The Fund may invest in shares of ETFs if the Adviser believes it is advisable to increase the Fund’s exposure to the broad market or to industry sectors without purchasing a large number of individual securities. ETFs typically hold a portfolio of securities designed to track the performance of a particular index or market sector. ETFs differ from traditional index funds in that their shares are listed on a securities exchange and can be traded intraday. The Fund may invest up to 25% of its net assets in ETFs.

The Fund may invest in foreign issuers in the form of ADRs or through investments in ETFs that invest primarily in common stocks of foreign companies. ADRs are securities that are generally issued by a U.S. bank to U.S. buyers as a substitute for direct ownership of a foreign security and are traded on U.S. exchanges. ETFs that invest primarily in foreign companies may include regional and/or country specific ETFs, as well as emerging market ETFs. The Fund will invest in foreign issuers when, in the Adviser’s opinion, such

4

investments would be advantageous to the Fund and would help it to achieve its investment objective. The Fund may invest up to 25% of its net assets in foreign issuers.

The Fund may commit up to 20% of its net assets to other investments if the Adviser believes it is advisable to manage the overall risk/return characteristics of the portfolio with broader diversification. These may include writing covered call options, investing in fixed income securities (including ETFs) and investing in securities (including ETFs) whose performance is linked to the price of an underlying commodity or commodity index. Call options written by the Fund give the holder the right to buy the underlying securities from the Fund at a stated exercise price.

The performance of the Fund and its individual securities is monitored on an ongoing basis. To maintain the quality and diversification that is desired, the portfolio is continuously evaluated and re-balanced periodically. A security may be sold when it no longer meets the Adviser’s criteria for investment, when there are more attractive investment opportunities, or when the fundamentals of the issuer’s business or general market conditions have changed.

What are the principal risks of investing in the Fund?

The Government Street Equity Fund is not intended to be a complete investment program and there can be no assurance that the Fund will achieve its investment objective. As with any mutual fund investment, there is a risk that you could lose money by investing in the Fund.

Stock Market Risk. The return on and value of an investment in the Fund will fluctuate in response to stock market movements. Stocks and other equity securities are subject to inherent market risks and fluctuations in value due to earnings and other developments affecting a particular company or industry, stock market trends and general economic conditions, investor perceptions, interest rate changes and other factors beyond the control of the Adviser. Stocks tend to move in cycles and may experience periods of turbulence and instability.

Large Company Risk. Larger capitalization companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes, and may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

ETF Risk. An investment in an ETF generally presents the same primary risks as an investment in a conventional investment company, including the risk that the general level of security prices owned by the ETF may decline, thereby affecting the value of the shares of the ETF. In addition, ETFs are subject to certain risks that do not apply to conventional open-end mutual funds, including the risk that the market price of an ETF’s shares may trade at a discount to its net asset value, or that an active trading market for an ETF’s shares may not be

5

developed or maintained. ETFs are also subject to the risks of the underlying securities or sectors that the ETF is designed to track. When the Fund invests in an ETF, Fund shareholders will indirectly pay a proportionate share of the management fee and operating expenses of the ETF, in addition to the Fund’s direct fees and expenses.

Foreign Securities Risk. ADRs and ETFs investing in foreign securities are subject to risks similar to those associated with direct investments in foreign securities. Investment in foreign securities involves risks that may be different from those of U.S. securities, including the risk that foreign economies may be less stable than the U.S. economy. Foreign securities may not be subject to uniform audit, financial reporting or disclosure standards, practices or requirements comparable to those found in the United States. Foreign securities are also subject to the risk of adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitations on the removal of money or other assets, political or social instability, and nationalization of companies or industries. Certain of these risks may also apply to securities of U.S. companies with significant non-U.S. operations. In addition, the dividends payable on certain of the Fund’s foreign securities may be subject to foreign withholding taxes. Foreign securities may also be subject to foreign currency risk, which is the risk that the value of the foreign security will decrease due to changes in the relative value of the U.S. dollar and the security’s underlying foreign currency.

The risks of foreign investing are of greater concern in the case of investments in emerging markets. Emerging market countries may have economic structures that are generally less diverse and mature than the economies of developed countries and may have unstable governments that are subject to sudden change. The markets of developing countries may have more frequent and larger price changes than those of developed countries.

Commodities Market Risk. Investing in instruments whose performance is linked to the price of an underlying commodity or commodity index exposes the Fund to the risks of investing in physical commodities. These risks include regulatory, economic, monetary and political developments, weather events and natural disasters, import controls and worldwide competition, exploration and production spending, tax and other governmental regulations and market disruptions. Commodities may be subject to greater price volatility than investments in traditional securities.

Covered Call Option Risk. The use of options requires special skills and knowledge of investment techniques that are different than those normally required for purchasing and selling securities. If the Adviser is incorrect in its price expectations and the market price of a security subject to a call option rises above the exercise price of the option, the Fund will lose the opportunity for further appreciation of that security but continue to bear the risk of a decline in the value of the underlying stock. The price the Fund realizes from the sale of a stock option upon exercise of the option could be substantially below its

6

prevailing market price. If a liquid market for an option does not exist, the Fund will not be able to sell the underlying security until the option expires or is exercised. The premiums received by the Fund for writing options may decrease as a result of certain factors, such as a reduction in interest rates, a decline in stock market volumes or a decrease in the price volatility of the underlying securities.

Fixed Income Risk. The return on fixed income securities will fluctuate with changes in interest rates. Generally when interest rates rise, the value of fixed income securities can be expected to decline. Generally the longer the maturity of a fixed income security, the greater its sensitivity to interest rates. The value of fixed income securities is also dependent on the creditworthiness of the issuer of such securities. A deterioration in the financial condition of an issuer or a deterioration in general economic conditions could cause an issuer to fail to pay principal or interest when due.

Management Risk. The Adviser’s method of security selection may not be successful and the securities in the Fund’s portfolio may not perform as well as the stock market as a whole. The Fund’s portfolio securities may not appreciate in value as expected.

What has been the Fund’s performance history?

The bar chart and performance table shown below provide some indication of the risks and variability of investing in The Government Street Equity Fund. The bar chart shows changes in the Fund’s performance from year to year for each of the last 10 calendar years. The performance table shows how the Fund’s average annual total returns for 1, 5 and 10 years compare with those of a broad measure of market performance. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information, current through the most recent month end, is available by calling 1-866-738-1125.

The Fund’s 2013 year-to-date return through June 30, 2013 is 10.34%.

7

During the periods shown in the bar chart, the highest return for a quarter was 18.54% during the quarter ended June 30, 2009 and the lowest return for a quarter was –23.09% during the quarter ended December 31, 2008.

Average Annual Total Returns For Periods Ended December 31, 2012 :

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	One Year	Five Years	Ten Years
Return Before Taxes	12.12%	1.78%	6.56%
Return After Taxes on Distributions	11.56%	1.48%	6.08%
Return After Taxes on Distributions and Sale of Fund Shares	8.61%	1.48%	5.71%
STANDARD & POOR’S 500 INDEX (reflects no deduction for fees, expenses, or taxes)	16.00%	1.66%	7.10%

Management of the Fund

Investment Adviser

Leavell Investment Management, Inc. (the “Adviser”)

Portfolio Manager

Thomas W. Leavell is primarily responsible for the day-to-day management of the portfolio of The Government Street Equity Fund and has been the portfolio manager of the Fund since the Fund’s inception in 1991. Mr. Leavell has been President and Chief Executive Officer of the Adviser since his founding of the firm in 1979.

Purchase and Sale of Fund Shares

Minimum Initial Investment – $5,000, except the minimum is $1,000 for tax-deferred retirement accounts

Minimum Subsequent Investment – None, except the minimum for participants in the Automatic Investment Plan is $100

The Fund’s shares are redeemable. You may purchase or redeem (sell) shares of The Government Street Equity Fund on each day that the Fund is open for business. Transactions may be initiated by written request, by wire transfer or through your financial institution.

8

Tax Information

The Government Street Equity Fund’s distributions are generally taxed as ordinary income or capital gains unless you are investing though a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, or you are a tax-exempt investor.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase The Government Street Equity Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

9

THE GOVERNMENT STREET MID-CAP FUND

What is the Fund’s investment objective?

The investment objective of The Government Street Mid-Cap Fund is to seek capital appreciation.

What are the Fund’s fees and expenses?

This table describes the fees and expenses that you may pay if you buy and hold shares of The Government Street Mid-Cap Fund.

Shareholder Fees (fees paid directly from your investment):	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees	0.75%
Other Expenses	0.33%
Acquired Fund Fees and Expenses	0.06%
Total Annual Fund Operating Expenses*	1.14%

*
“Total Annual Fund Operating Expenses” will not correlate to the Fund’s ratio of total expenses to average net assets in the Fund’s Financial Highlights, which reflects the operating expenses of the Fund but does not include “Acquired Fund Fees and Expenses.”

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$ 116	$ 362	$ 628	$1,386

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 12% of the average value of its portfolio.

10

What are the Fund’s principal investment strategies?

The Government Street Mid-Cap Fund’s portfolio consists primarily of the common stocks of medium capitalization (“mid-cap”) companies that are broadly diversified among economic sectors and industries. Under normal circumstances, at least 80% of the Fund’s net assets (including the amount of any borrowings for investment purposes) will be invested in common stocks of mid-cap companies and shares of exchange traded funds (“ETFs”) that invest primarily in common stocks of mid-cap companies. Common stocks may also include shares of foreign issuers in the form of American Depositary Receipts (“ADRs”) or through investments in ETFs that invest primarily in common stocks of foreign companies. The Adviser defines “mid-cap” companies as those whose market capitalization (number of shares outstanding multiplied by share price) falls within the range of $500 million to $8 billion at the time of purchase. The market capitalization of the companies in the Fund’s portfolio changes over time, and the Fund will not automatically sell or cease to purchase stock of a company it already owns just because the company’s market capitalization increases above or decreases below this range.

The Fund is governed by an investment philosophy that seeks to reduce the variability of its returns (risk) and to increase its longer-term compounded returns through a diversified investment strategy. The Fund’s portfolio holdings are typically diversified among a variety of economic sectors and the Adviser employs a variety of investment techniques, as described below.

The process for selecting common stocks begins with a list of approximately 450 mid-cap common stocks. The stocks are reviewed for their financial attributes, such as balance sheet quality, earnings history, future prospects and financial ratios (including, but not limited to, debt/equity ratios, return on equity, return on assets and net worth). The list is narrowed to a universe of approximately 400 common stocks. Stocks in this universe are then grouped into either a “growth” or “value” category (depending upon their respective price/book values). Each category (“growth” or “value”) is then sorted into ten economic sector weightings. These twenty categories of stocks serve as the basis for the diversification that is inherent in the portfolio.

The Fund may invest in shares of ETFs if the Adviser believes it is advisable to increase the Fund’s exposure to the broad market or to industry sectors without purchasing a large number of individual securities. ETFs typically hold a portfolio of securities designed to track the performance of a particular index or market sector. ETFs differ from traditional index funds in that their shares are listed on a securities exchange and can be traded intraday. The Fund may invest up to 25% of its net assets in ETFs.

The Fund may invest in foreign issuers in the form of ADRs or through investments in ETFs that invest primarily in common stocks of foreign companies. ADRs are securities that are generally issued by a U.S. bank to U.S. buyers as a substitute for direct ownership of a foreign security and are traded

11

on U.S. exchanges. ETFs that invest primarily in foreign companies may include regional and/or country specific ETFs, as well as emerging market ETFs. The Fund will invest in foreign issuers when, in the Adviser’s opinion, such investments would be advantageous to the Fund and would help it to achieve its investment objective. The Fund may invest up to 25% of its net assets in foreign issuers.

The Fund may commit up to 20% of its net assets in other investments if the Adviser believes it is advisable to manage the overall risk/return characteristics of the portfolio with broader diversification. These may include writing covered call options, investing in fixed income securities (including ETFs) and investing in securities (including ETFs) whose performance is linked to the price of an underlying commodity or commodity index. Call options written by the Fund give the holder the right to buy the underlying securities from the Fund at a stated exercise price.

The performance of the Fund and its individual securities is monitored on an ongoing basis. To maintain the quality and diversification that is desired, the portfolio is continuously evaluated and re-balanced periodically. A security may be sold when it no longer meets the Adviser’s criteria for investment, when there are more attractive investment opportunities, or when the fundamentals of the issuer’s business or general market conditions have changed.

What are the principal risks of investing in the Fund?

The Government Street Mid-Cap Fund is not intended to be a complete investment program and there can be no assurance that the Fund will achieve its investment objective. As with any mutual fund investment, there is a risk that you could lose money by investing in the Fund.

Stock Market Risk. The return on and value of an investment in the Fund will fluctuate in response to stock market movements. Stocks and other equity securities are subject to inherent market risks and fluctuations in value due to earnings and other developments affecting a particular company or industry, stock market trends and general economic conditions, investor perceptions, interest rate changes and other factors beyond the control of the Adviser. Stocks tend to move in cycles and may experience periods of turbulence and instability.

Mid-Cap Risk. Mid-cap companies may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. In addition, in many instances, the securities of mid-cap companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies. Therefore, the securities of mid-cap companies may be subject to greater price fluctuations.

12

ETF Risk. An investment in an ETF generally presents the same primary risks as an investment in a conventional investment company, including the risk that the general level of security prices owned by the ETF may decline, thereby affecting the value of the shares of the ETF. In addition, ETFs are subject to certain risks that do not apply to conventional open-end mutual funds, including the risk that the market price of an ETF’s shares may trade at a discount to its net asset value, or that an active trading market for an ETF’s shares may not be developed or maintained. ETFs are also subject to the risks of the underlying securities or sectors that the ETF is designed to track. When the Fund invests in an ETF, Fund shareholders will indirectly pay a proportionate share of the management fee and operating expenses of the ETF, in addition to the Fund’s direct fees and expenses.

Foreign Securities Risk. ADRs and ETFs investing in foreign securities are subject to risks similar to those associated with direct investments in foreign securities. Investment in foreign securities involves risks that may be different from those of U.S. securities, including the risk that foreign economies may be less stable than the U.S. economy. Foreign securities may not be subject to uniform audit, financial reporting or disclosure standards, practices or requirements comparable to those found in the United States. Foreign securities are also subject to the risk of adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitations on the removal of money or other assets, political or social instability, and nationalization of companies or industries. Certain of these risks may also apply to securities of U.S. companies with significant non-U.S. operations.

The risks of foreign investing are of greater concern in the case of investments in emerging markets. Emerging market countries may have economic structures that are generally less diverse and mature than the economies of developed countries and may have unstable governments that are subject to sudden change. The markets of developing countries may have more frequent and larger price changes than those of developed countries.

Commodities Market Risk. Investing in instruments whose performance is linked to the price of an underlying commodity or commodity index exposes the Fund to the risks of investing in physical commodities. These risks include regulatory, economic, monetary and political developments, weather events and natural disasters, import controls and worldwide competition, exploration and production spending, tax and other governmental regulations and market disruptions. Commodities may be subject to greater price volatility than investments in traditional securities.

Covered Call Option Risk. The use of options requires special skills and knowledge of investment techniques that are different than those normally required for purchasing and selling securities. If the Adviser is incorrect in its price expectations and the market price of a security subject to a call option rises above the exercise price of the option, the Fund will lose the opportunity for further appreciation of that security but continue to bear the risk of a decline in the value

13

of the underlying stock. The price the Fund realizes from the sale of a stock option upon exercise of the option could be substantially below its prevailing market price. If a liquid market for an option does not exist, the Fund will not be able to sell the underlying security until the option expires or is exercised. The premiums received by the Fund for writing options may decrease as a result of certain factors, such as a reduction in interest rates, a decline in stock market volumes or a decrease in the price volatility of the underlying securities.

Fixed Income Risk. The return on fixed income securities will fluctuate with changes in interest rates. Generally when interest rates rise, the value of fixed income securities can be expected to decline. Generally the longer the maturity of a fixed income security, the greater its sensitivity to interest rates. The value of fixed income securities is also dependent on the creditworthiness of the issuer of such securities. A deterioration in the financial condition of an issuer or a deterioration in general economic conditions could cause an issuer to fail to pay principal or interest when due.

Management Risk. The Adviser’s method of security selection may not be successful and the securities in the Fund’s portfolio may not perform as well as the stock market as a whole. The Fund’s portfolio securities may not appreciate in value as expected.

What has been the Fund’s performance history?

The bar chart and performance table shown below provide some indication of the risks and variability of investing in The Government Street Mid-Cap Fund. The bar chart shows changes in the Fund’s performance from year to year for each full calendar year of the Fund’s operations. The performance table shows how the Fund’s average annual total returns for 1 and 5 years and the period since its inception compare with those of a broad measure of market performance. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information, current through the most recent month end, is available by calling 1-866-738-1125.

The Fund’s 2013 year-to-date return through June 30, 2013 is 12.90%.

14

During the periods shown in the bar chart, the highest return for a quarter was 16.72% during the quarter ended September 30, 2009 and the lowest return for a quarter was –21.67% during the quarter ended December 31, 2008.

Average Annual Total Returns For Periods Ended December 31, 201 2 :

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	One Year	Five Years	Since Inception (November 17, 2003)
Return Before Taxes	13.02%	4.46%	7.51%
Return After Taxes on Distributions	12.87%	4.34%	7.16%
Return After Taxes on Distributions and Sale of Fund Shares	8.67%	3.81%	6.50%
STANDARD & POOR’S MID-CAP 400 INDEX (reflects no deduction for fees, expenses, or taxes)	17.88%	5.15%	8.44%

Management of the Fund

Investment Adviser

Leavell Investment Management, Inc. (the “Adviser”)

Portfolio Managers

The following portfolio managers are primarily responsible for the day-to-day management of the portfolio of The Government Street Mid-Cap Fund:

Name	Title with the Adviser	Length of Service to the Fund
Thomas W. Leavell	President and Chief Executive Officer	Since inception (2003)
Timothy S. Healey	Executive Vice President and Chief Investment Officer	Since inception (2003)
Richard E. Anthony, Jr., CFA	Vice President	Since 2004
Michael J. Hofto, CFA	Vice President and Chief Financial Officer	Since 2008

15

Purchase and Sale of Fund Shares

Minimum Initial Investment – $5,000, except the minimum is $1,000 for tax-deferred retirement accounts

Minimum Subsequent Investment – None, except the minimum for participants in the Automatic Investment Plan is $100

The Fund’s shares are redeemable. You may purchase or redeem (sell) shares of The Government Street Mid-Cap Fund on each day that the Fund is open for business. Transactions may be initiated by written request, by wire transfer or through your financial institution.

Tax Information

The Government Street Mid-Cap Fund’s distributions are generally taxed as ordinary income or capital gains unless you are investing though a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, or you are a tax-exempt investor.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase The Government Street Mid-Cap Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

16

THE ALABAMA TAX FREE BOND FUND

What are the Fund’s investment objectives?

The investment objectives of The Alabama Tax Free Bond Fund are to provide current income exempt from federal income taxes and from the personal income taxes of Alabama and to preserve capital.

What are the Fund’s fees and expenses?

This table describes the fees and expenses that you may pay if you buy and hold shares of The Alabama Tax Free Bond Fund.

Shareholder Fees (fees paid directly from your investment):	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees	0.35%
Other Expenses	0.41%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses*	0.77%

*
“Total Annual Fund Operating Expenses” will not correlate to the Fund’s ratio of total expenses to average net assets in the Fund’s Financial Highlights, which reflects the operating expenses of the Fund but does not include “Acquired Fund Fees and Expenses.”

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$ 79	$ 246	$ 428	$954

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 7% of the average value of its portfolio.

17

What are the Fund’s principal investment strategies?

The Alabama Tax Free Bond Fund invests primarily (under normal circumstances, at least 80% of its net assets, including the amount of any borrowings for investment purposes) in municipal bonds, notes and other debt instruments the interest on which is exempt from federal income taxes, including the alternative minimum tax, and from the personal income taxes of Alabama. Alabama tax-exempt obligations are issued primarily by Alabama, its political subdivisions, municipalities, agencies, instrumentalities or public authorities and other qualifying issuers.

The Adviser will select municipal bonds and/or notes based upon the overall credit quality of the issuer, the security’s relative interest rate as compared to other securities of comparable maturity, and call features. The Fund’s fixed income securities may include floating rate securities and prerefunded bonds. Floating rate securities adjust their effective interest rate at predetermined periodic intervals. Prerefunded bonds have been refinanced by their issuers and their payment is funded from securities in a designated escrow account that holds U.S. Treasury securities. The Fund may invest up to 20% of its net assets in municipal obligations the interest on which is subject to the alternative minimum tax.

The securities in the Fund’s portfolio will be rated at the time of purchase in the 3 highest rating categories (“A” or better) by any of the nationally recognized statistical rating organizations (“NRSROs”), or unrated municipal securities that the Adviser determines are of comparable quality. Although the Adviser utilizes the ratings of the NRSROs as a factor in establishing creditworthiness, it relies primarily upon its own analysis of factors in establishing creditworthiness. In the event that the rating of a security held by the Fund is downgraded and is no longer rated among the 3 highest rating categories by any of the NRSROs, the Adviser has the discretion to determine whether the security will be sold or retained by the Fund. A security may also be sold due to changes in market conditions or changes in the Adviser’s interest rate forecasts or outlook.

Under normal circumstances, the Fund’s weighted average maturity is expected to be between 3 and 10 years, depending on the Adviser’s market interest rate forecasts.

The Fund may invest 25% or more of its assets in Alabama tax-exempt obligations that finance similar projects, such as those relating to education, healthcare, housing, utilities, water or sewers. The Fund is non-diversified and therefore may invest in a fewer number of issuers than a diversified fund.

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What are the principal risks of investing in the Fund?

The Alabama Tax Free Bond Fund is not intended to be a complete investment program and there can be no assurance that the Fund will achieve its investment objectives. As with any mutual fund investment, there is a risk that you could lose money by investing in the Fund.

The value of Alabama tax-exempt obligations will fluctuate based on a variety of factors, including: interest rates, the general condition of the municipal bond market; the size of the particular offering; the maturity of the obligation; and the rating of the issue. In addition, Alabama tax-exempt obligations can experience downturns in trading activity and the supply of such securities may exceed the demand in the market. During such periods, the spread can widen between the price at which a security can be purchased and the price at which it can be sold. Economic and other events (whether real or perceived) can reduce the demand for certain municipal bonds which may reduce market prices and cause the value of the Fund’s shares to fall. The frequency and magnitude of such changes cannot be predicted.

Interest Rate Risk. The return on and value of an investment in the Fund will fluctuate with changes in interest rates. Generally, when interest rates rise, the value of the Fund’s portfolio securities can be expected to decline.

Maturity Risk. The value of the Fund’s portfolio securities is also dependent on their maturity. Generally, the longer the maturity of a security, the greater its sensitivity to changes in interest rates.

Credit Risk. The value of the Fund’s portfolio securities is dependent on the creditworthiness of the issuers of such securities. A deterioration in the financial condition of an issuer or a deterioration in general economic conditions could cause an issuer to fail to pay principal or interest when due.

Risks Associated with Credit Ratings. A rating by an NRSRO represents the agency’s opinion as to credit quality of a security but is not an absolute standard of quality or guarantee as to the creditworthiness of an issuer. Ratings of NRSROs present an inherent conflict of interest because such agencies are paid by the entities whose securities they rate. The credit rating of a security does not necessarily address its market risk (that is, the risk that the value of a security will be adversely affected due to movements in the overall financial markets or changes in the level of interest rates). In addition, ratings may not be revised promptly to reflect developments in the issuer’s financial condition.

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Liquidity Risk. Liquidity risk is the risk that a security could not be sold at an advantageous time or price due to a security downgrade or adverse conditions within the municipal market. The secondary market for certain municipal obligations tends to be less well developed or liquid than many other securities markets which may impact the Fund’s ability to sell these securities at or near their perceived value. Less liquid securities can become more difficult to value and be subject to erratic price movements.

Concentration Risk. Since the Fund concentrates its investments in Alabama municipal obligations, an investment in the Fund may be adversely affected by factors that impact the Alabama economy or its political, geographic and demographic conditions. Alabama’s economy relies heavily on the textile, automobile, aerospace and forest products industries, all of which may be affected by cyclical changes. Alabama has been forced to reduce general fund spending and make budget cuts as a result of the national recession.

If the Fund’s investments are concentrated within a particular segment of the bond market, adverse developments affecting a sector of the market may cause the Fund’s performance to be more sensitive to developments affecting that sector than a fund that does not concentrate its investments.

Non-Diversification Risk. Because a relatively high percentage of the assets of the Fund may be invested in the securities of a limited number of issuers or in securities issued by entities having similar characteristics, the value of the Fund’s shares may be more sensitive to any single economic, business, political or regulatory occurrence than the value of shares of a diversified fund.

Tax Risk. There is a risk that substantial changes in federal or state income tax laws could change the way the Fund’s distributions are treated for income tax purposes and cause the Fund’s share price to decline. Certain Alabama constitutional amendments, legislative measures, executive orders, administrative regulations and vote initiatives could result in adverse consequences affecting Alabama municipal obligations.

What has been the Fund’s performance history?

The bar chart and performance table shown below provide some indication of the risks and variability of investing in The Alabama Tax Free Bond Fund. The bar chart shows changes in the Fund’s performance from year to year for each of the last 10 calendar years. The performance table shows how the Fund’s average annual total returns for 1, 5 and 10 years compare with those of a broad measure of market performance. The Barclays 3-Year Municipal Bond Index is included as an additional comparative index because under normal circumstances, the Fund’s weighted average maturity could be as low as 3 years. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information, current through the most recent month end, is available by calling 1-866-738-1125.

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The Fund’s 2013 year-to-date return through June 30, 2013 is -0.95%.

During the periods shown in the bar chart, the highest return for a quarter was 2.32% during the quarter ended December 31, 2008 and the lowest return for a quarter was –1.78% during the quarter ended June 30, 2004.

Average Annual Total Returns For Periods Ended December 31, 2012 :

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	One Year	Five Years	Ten Years
Return Before Taxes	1.26%	3.02%	2.76%
Return After Taxes on Distributions	1.26%	3.01%	2.75%
Return After Taxes on Distributions and Sale of Fund Shares	1.46%	2.97%	2.78%
BARCLAYS 7-YEAR MUNICIPAL BOND INDEX (reflects no deduction for fees, expenses, or taxes)	4.20%	6.21%	5.03%
BARCLAYS 3-YEAR MUNICIPAL BOND INDEX (reflects no deduction for fees, expenses or taxes)	1.86%	3.68%	3.17%

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Management of the Fund

Investment Adviser

Leavell Investment Management, Inc. (the “Adviser”)

Portfolio Manager

Timothy S. Healey is primarily responsible for the day-to-day management of the portfolio of The Alabama Tax Free Bond Fund and has been the portfolio manager of the Fund since the Fund’s inception in 1993. Mr. Healey is an Executive Vice President and the Chief Investment Officer of the Adviser.

Purchase and Sale of Fund Shares

Minimum Initial Investment – $5,000

Minimum Subsequent Investment – None, except the minimum for participants in the Automatic Investment Plan is $100

The Fund’s shares are redeemable. You may purchase or redeem (sell) shares of The Alabama Tax Free Bond Fund on each day that the Fund is open for business. Transactions may be initiated by written request, by wire transfer or through your financial institution.

Tax Information

The Alabama Tax Free Bond Fund’s distributions of interest on municipal obligations are generally not subject to federal income tax. To the extent the Fund invests in Alabama tax-exempt securities, distributions of interest on such securities will be exempt from federal income tax and from the personal income taxes of Alabama. Distributions by the Fund of interest on taxable securities and distributions of realized capital gains will be taxable to shareholders.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase The Alabama Tax Free Bond Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

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ADDITIONAL INVESTMENT INFORMATION

INVESTMENT OBJECTIVES

The investment objective of The Government Street Equity Fund is to seek capital appreciation. The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets (including the amount of any borrowings for investment purposes) in common stocks and shares of exchange-traded funds that invest primarily in common stocks. The Fund’s shareholders will be provided with at least 60 days’ prior notice of any change in this policy.

The investment objective of The Government Street Mid-Cap Fund is to seek capital appreciation. The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets (including the amount of any borrowings for investment purposes) in common stocks of mid-cap companies and shares of exchange traded funds that invest primarily in common stocks of mid-cap companies. The Fund’s shareholders will be provided with at least 60 days’ prior notice of any change in this policy.

The investment objectives of The Alabama Tax Free Bond Fund are to provide current income exempt from federal income taxes and from the personal income taxes of Alabama and to preserve capital. The Fund seeks to achieve its investment objectives by investing primarily (under normal circumstances, at least 80% of its net assets, including the amount of any borrowings for investment purposes) in municipal bonds, notes and other debt instruments the interest on which is exempt from federal income taxes, including the alternative minimum tax, and from the personal income taxes of Alabama. This policy may not be changed without the approval of a majority (as defined by the Investment Company Act of 1940) of the Fund’s shares.

ALL FUNDS

Money Market Instruments. Money market instruments will typically represent a portion of each Fund’s portfolio, as funds awaiting investment, to accumulate cash for anticipated purchases of portfolio securities and to provide for shareholder redemptions and operational expenses of the Fund. Money market instruments may also be purchased for temporary defensive measures. Money market instruments mature in 13 months or less from the date of purchase and include U.S. Government securities and corporate debt securities (including those subject to repurchase agreements), bankers’ acceptances and certificates of deposit of domestic branches of U.S. banks, shares of money market funds and commercial paper (including variable amount demand master notes). At the time of purchase, money market instruments will have a short-term rating in the highest category by any NRSRO or, if not rated, will have been issued by a corporation having an outstanding unsecured debt issue rated in the 3 highest categories of any NRSRO or, if not so rated, of equivalent quality in the Adviser’s opinion.

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THE GOVERNMENT STREET EQUITY FUND/
THE GOVERNMENT STREET MID-CAP FUND

Covered Call Options. The Government Street Equity Fund and The Government Street Mid-Cap Fund may write covered call options. Call options written by a Fund will give the holder the right to buy the underlying securities from the Fund at a stated exercise price. These options are “covered” by a Fund because it will own the underlying securities as long as the option is outstanding. A Fund will receive a premium from writing a call option, which increases the Fund’s return in the event the option expires unexercised or is closed out at a profit. The amount of the premium will reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option and the remaining term of the option. By writing a call option, a Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. A Fund’s use of covered call options is intended to increase the total return of its investment portfolio. It is anticipated that the covered calls will be written primarily against highly appreciated, low basis securities to increase income flows. The Adviser expects that the Funds’ use of covered calls will be very limited in scope.

Call writing affects the Funds’ portfolio turnover rate and the amount of brokerage commissions paid. Commissions for options, which are normally higher than for general securities transactions, are payable when writing calls and when entering into closing purchase transactions.

ETFs. To participate in various markets and market sectors, the Funds may invest in shares of ETFs. The Adviser believes that ETFs are a convenient and economical way to invest in both broad market indexes (for example, the S&P 500 Index and the S&P 400 MidCap Index, etc.) and market sector indexes (for example, healthcare indexes, utilities indexes, real estate indexes, commodity indexes, etc.), particularly since ETFs may be bought and sold like stocks — at any time the applicable stock exchange is open for trading. When a Fund invests in an ETF, Fund shareholders will indirectly pay a proportionate share of the management fee and operating expenses of the ETF. As with conventional mutual funds, ETFs charge asset-based fees, although these fees tend to be relatively low. Investors pay only customary brokerage fees to buy and sell ETF shares; ETFs do not charge sales loads or redemption fees. The Funds may invest in ETFs that track indexes of the general market, industry sectors or market capitalization sectors.

Temporary Defensive Measures. Money market instruments may be purchased by the Funds for temporary defensive purposes when the Adviser believes the prospect for capital appreciation in the equity securities markets is not attractive, even to the point that 100% of the Fund’s assets may be so invested. Market conditions that may warrant a temporary defensive position include weak market fundamentals, excessive volatility or a prolonged general decline in the securities markets or in the securities in which a Fund normally invests. When a Fund invests in money market instruments for temporary defensive purposes, it may not achieve its investment objective.

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THE ALABAMA TAX FREE BOND FUND

The Alabama Tax Free Bond Fund invests primarily in:

(1)
Tax-exempt bonds which are rated AAA, AA, or A by Standard & Poor’s Ratings Group (“S&P”) or Fitch Ratings (“Fitch”), or Aaa, Aa, or A by Moody’s Investors Service, Inc. (“Moody’s”), or which have an equivalent rating by any other NRSROs, or which are considered by the Adviser to have essentially the same characteristics and quality as securities having such ratings; and

(2)
Tax-exempt notes of issuers having an issue of outstanding municipal obligations rated AAA, AA or A by S&P or Fitch or Aaa, Aa or A by Moody’s, or which are guaranteed by the U.S. Government, or which are rated MIG-1 or MIG-2 by Moody’s or have an equivalent rating by any other NRSRO.

Although the Fund normally invests substantially all of its assets in obligations exempt from federal and Alabama state income taxes, market conditions may from time to time limit availability. During periods when the Fund is unable to purchase such obligations, the Adviser will seek to invest the assets of the Fund in municipal obligations the interest on which is exempt from federal income taxes, but subject to the personal income taxes of Alabama.

With respect to those municipal obligations that are not rated by an NRSRO, the Fund will be more reliant on the Adviser’s judgment, analysis and experience than would be the case if such municipal obligations were rated. In evaluating the creditworthiness of an issue, whether rated or unrated, the Adviser may take into consideration, among other things, the issuer’s financial resources, its sensitivity to economic conditions and trends, the operating history of and the community support for the facility financed by the issue, the ability of the issuer’s management and regulatory matters. The rating of a municipal obligation represents the rating agency’s opinion as to credit quality, but is not an absolute standard of quality or a guarantee of the creditworthiness of an issuer.

Temporary Defensive Measures. As a temporary defensive measure during times of adverse market conditions, up to 50% of the assets of The Alabama Tax Free Bond Fund may be held in cash or invested in taxable short-term obligations. These may include:

(1)	Obligations issued or guaranteed as to interest and principal by the U.S. Government or its agencies or instrumentalities, which may be subject to repurchase agreements; and

(2)
Commercial paper that is rated A-1 or A-2 by S&P or Fitch, or P-1 or P-2 by Moody’s (or which is unrated but which is considered to have essentially the same characteristics and qualities as commercial paper having such ratings), obligations of banks with $1 billion of assets (including certificates of deposit, bankers’ acceptances and repurchase agreements), shares of money market funds and cash equivalents.

Interest income from these short-term obligations may be taxable to shareholders as ordinary income for federal and state income tax purposes. As a result of engaging in these temporary measures, the Fund may not achieve its investment objectives.

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HOW TO PURCHASE SHARES

There are no sales commissions charged to investors. You may obtain assistance in opening an account by calling Ultimus Fund Solutions, LLC (the “Administrator”) toll-free 1-866-738-1125, or by writing to the Administrator at the address shown below for regular mail orders. You may also obtain assistance through any broker-dealer or financial institution authorized to sell shares of the Funds. Contact your brokerage firm or financial institution to determine whether it is authorized to accept orders on behalf of the Funds. Your broker-dealer or financial institution may charge you a fee for its services.

You may open an account by mail or bank wire or through your broker or financial institution by following the procedures described below:

Minimum Initial Investment. The minimum initial investment in each Fund is $5,000, or $1,000 for tax-deferred retirement accounts. The Funds may, in the Adviser’s sole discretion, accept certain accounts with less than the stated minimum initial investment.

Regular Mail Orders. An Account Application is available by calling 1-866-738-1125 or on the Funds’ website at www.leavellinvestments.com. Please complete and sign the Account Application, enclose your check made payable to the appropriate Fund, and mail it to:

The Government Street Funds
c/o Shareholder Services
P.O. Box 46707
Cincinnati, Ohio 45246-0707

All purchase checks must be written in U.S. dollars and drawn on a U.S. bank. The Funds do not accept cash, drafts, “starter” checks, travelers’ checks, credit card checks, post-dated checks, cashier’s checks under $10,000, or money orders. In addition, to protect the Funds from check fraud, the Funds do not accept checks made payable to third parties.

By sending your check to the Administrator, please be aware that you are authorizing the Administrator to make a one-time electronic debit from your account at the financial institution indicated on your check. Your bank account will be debited as early as the same day the Administrator receives your payment in the amount of your check; no additional amount will be added to the total. The transaction will appear on your bank statement. Your original check will be destroyed once processed, and you will not receive your cancelled check back. If the Administrator cannot post the transaction electronically, you authorize the Administrator to present an image copy of your check for payment. If an order to purchase shares is cancelled because your check does not clear, you will be responsible for any resulting losses or fees incurred by the Funds or the Administrator in the transaction.

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Bank Wire Orders. You may invest in the Funds by bank wire. To establish a new account or add to an existing account by wire, please call the Administrator at 1-866-738-1125 before wiring funds to advise the Administrator of the investment, the dollar amount and the account registration. For initial purchases, you should be prepared to provide the Administrator, by mail or facsimile, with a completed, signed Account Application. This will ensure prompt and accurate handling of your investment. Please have your bank use the following wiring instructions to purchase by wire:

US Bank NA
ABA# 042000013
For The Government Street Funds #0199456682
For [Name of Fund]
For [Shareholder name and account number
       or tax identification number]

It is important that the wire contains all information and that the Administrator receives prior telephone notification to ensure proper credit. Once your wire is sent you should, as soon as possible thereafter, complete and mail your Account Application to the Administrator as described under “Regular Mail Orders” above.

Through Your Broker or Financial Institution. Shares of the Funds may be purchased through certain brokerage firms and financial institutions that are authorized to accept orders on behalf of the Funds and such organizations may be authorized to designate intermediaries to accept orders on behalf of the Funds. Orders will be priced at the Fund’s net asset value (“NAV”) next determined after your order is received by such organization, or its authorized designee, in proper form. These organizations may charge you transaction fees on purchases of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who purchase shares directly through the Funds. These organizations may be the shareholders of record of your shares. The Funds are not responsible for ensuring that these organizations or their authorized designees carry out their obligations to their customers. Shareholders investing in this manner should look to the organization through which they invest for specific instructions on how to purchase and redeem shares.

Additional Investments. You may add to your account by mail or wire at any time by purchasing shares at the then current NAV. Before making additional investments by bank wire, please call the Administrator at 1-866-738-1125 to alert the Administrator that your wire is to be sent. Follow the wire instructions above to send your wire. When calling for any reason, please have your account number ready, if known. Mail orders should include, when possible, the “Invest by Mail” stub that is attached to your Fund confirmation statement. Otherwise, be sure to identify your account in your letter.

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Important Information About Purchasing Shares. Shares will be purchased at a Fund’s NAV next determined after your order is received by the Administrator in proper form. An order is considered to be in proper form if it is complete and contains all necessary information to process the order, is accompanied by payment in full of the purchase amount, and is delivered in an approved manner as set forth in this Prospectus. Direct orders received in proper form by the Administrator, whether by mail or bank wire, prior to the close of the regular session of trading on the New York Stock Exchange (the “Exchange”) on any business day, generally 4:00 p.m. Eastern time, will purchase shares at the NAV next determined on that business day. If your order is not received by the close of the regular session of trading on the Exchange, your order will purchase shares at the NAV determined on the next business day. Purchase orders received in proper form by authorized broker-dealers and other financial institutions, or their authorized designees, prior to the close of the regular session of trading on the Exchange on any business day will purchase shares at the NAV determined on that day.

Important Information About Liability. You should be aware that the Funds’ Account Application contains provisions in favor of the Funds, the Adviser, the Administrator and certain of their affiliates, excluding such entities from certain liability in connection with the performance of any acts instructed by the shareholder or genuinely believed to be instructed by the shareholder; provided, however, that such entities will be excluded from liability only if such entities have exercised due care to determine that the instructions are genuine. If reasonable procedures are not followed by such entities, they will not be excluded from liability.

Automatic Investment Plan. The Automatic Investment Plan enables you to make automatic investments in shares of the Funds from your bank, savings and loan or other depository institution account. With your authorization and bank approval, the Administrator will automatically charge your account the amount specified ($100 minimum) which will be automatically invested in Fund shares at the then current NAV on or about the 15th day and/or the last business day of the month. Your depository institution may impose its own charge for making transfers from your account. You may change the amount of the investment or discontinue the plan at any time by writing to the Administrator.

Exchange Privilege. You may use proceeds from the redemption of shares of any Fund to purchase shares of another Fund, provided that shares of the Fund to be acquired are offered for sale in your state of residence. There is no charge for this exchange privilege. Before making an exchange, you should read the portion of the Prospectus relating to the Fund into which the shares are to be exchanged. The shares of the Fund to be acquired will be purchased at the NAV next determined after receipt by the Administrator of the written exchange request in proper form. The exchange of shares of one Fund for shares of another Fund is treated, for federal income tax purposes, as a sale on which you may realize a taxable gain or loss. To prevent the abuse of the exchange

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privilege to the disadvantage of other shareholders, each Fund reserves the right to terminate or modify the exchange privilege upon 60 days’ notice to shareholders.

Customer Identification and Verification. To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Funds must obtain the following information for each person that opens a new account:

•	Name;

•	Date of birth (for individuals);

•	Residential or business street address (although post office boxes are still permitted for mailing); and

•	Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver’s license, passport, or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

After an account is opened, the Funds may restrict your ability to purchase additional shares until your identity is verified. The Funds also may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

Frequent Purchases and Redemptions of Fund Shares. The Funds have been designed as long-term investments and not as frequent or short-term trading (“market timing”) options. The Funds discourage and do not accommodate frequent purchases and redemptions. Accordingly, the Board of Trustees has adopted policies and procedures in an effort to detect and prevent market timing in the Funds. The Funds, through their service providers, monitor shareholder trading activity to ensure compliance with the Funds’ policies. The Funds prepare reports illustrating purchase and redemption activity to detect market timing activity. The Funds have also reserved the right to impose a limit on the number of exchanges between the Funds. In addition, the Funds reserve the right to reject any purchase request that they believe to be market timing or otherwise potentially disruptive in nature. These actions, in the Board’s opinion, should

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help reduce the risk of abusive trading in the Funds. The Funds may also modify any terms or conditions of purchase of shares or withdraw all or any part of the offering made by this Prospectus. Each of the restrictions on frequent purchases and redemptions of Fund shares described above applies uniformly in all cases.

The Funds believe that market timing activity is not in the best interest of shareholders. Market timing can be disruptive to the portfolio management process and may adversely impact the ability of the Adviser to implement the Funds’ investment strategies. In addition to being disruptive, the risks to the Funds presented by market timing are higher expenses through increased trading and transaction costs; forced and unplanned portfolio turnover; large asset swings that decrease the Funds’ ability to maximize investment returns; and potentially diluting the value of the Funds’ shares. These risks can have an adverse affect on the Funds’ performance.

The Funds have entered into agreements with intermediaries obligating them to provide, upon request, information regarding their customers and their customers’ transaction in shares of the Funds when shares are held in omnibus accounts. The Funds rely on intermediaries to help enforce their market timing policies. For example, intermediaries assist the Funds in determining whether an investor is trading in violation of the Funds’ policies. The Funds reserve the right to reject an order placed from an omnibus account. Although the Funds have taken these steps to discourage frequent purchases and redemptions of shares, the Funds cannot guarantee that such trading will not occur.

HOW TO REDEEM SHARES

You may redeem shares of the Funds on each day that the Exchange is open for business. You may redeem shares by mail or through your broker or financial institution by following the procedures described below:

By Mail. Your request should be mailed to the The Government Street Funds, c/o Shareholder Services, P.O. Box 46707, Cincinnati, Ohio 45246-0707 and include the following information:

•
your letter of instruction or a stock assignment specifying the name of the applicable Fund, the account number, and the number of shares or dollar amount to be redeemed. This request must be signed by all registered shareholders in the exact names in which they are registered;

•	any required signature guarantees (see “Signature Guarantees”); and

•	other supporting legal documents, if required in the case of estates, trusts, guardianships, custodianships, corporations, partnerships, pension or profit sharing plans, and other organizations.

All redemption orders received in proper form, as indicated herein, by the Administrator prior to the close of the regular session of trading on the Exchange, generally 4:00 p.m. Eastern time, will redeem shares at the NAV determined as

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of that business day’s close of trading. Otherwise, your order will redeem shares at the NAV determined on the next business day. An order is considered to be in proper form if it is complete and contains all necessary information to process the order (including the proper account information, the number of shares or dollar amount to be redeemed and the appropriate signatures), and is delivered in an approved manner as set forth in this Prospectus.

If you are uncertain of the requirements for redemption, please contact the Administrator at 1-866-738-1125, or write to the address shown above.

Through Your Broker or Financial Institution. You may also redeem your shares through a brokerage firm or financial institution that has been authorized to accept orders on behalf of the Funds. Your redemption will be processed at the NAV next determined after your order is received by such organization in proper form. NAV is normally determined at 4:00 p.m., Eastern time. Your brokerage firm or financial institution may require a redemption request to be received at an earlier time during the day in order for your redemption to be effective as of the day the order is received. These organizations may be authorized to designate other intermediaries to act in this capacity. Such an organization may charge you transaction fees on redemptions of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who redeem shares directly through the Administrator.

Receiving Payment. Your redemption proceeds will be mailed to you within 3 business days after receipt of your redemption request in proper form. However, a Fund may delay forwarding a redemption check for recently purchased shares while it determines whether the purchase payment will be honored. In such cases, the NAV next determined after receipt of your request for redemption will be used in processing your redemption and your redemption proceeds will be mailed to you upon clearance of your check to purchase shares. You may reduce or avoid such delay (which may take up to 15 days from the purchase date) if you purchase shares by certified check or wire transfer.

You may choose to have redemption proceeds mailed to your address of record, your bank, or to any other authorized person. You may have the proceeds sent to your domestic bank by bank wire ($5,000 minimum) or through an Automated Clearing House (“ACH”) transaction ($100 minimum) on days that your bank is open for business. Redemption proceeds will only be sent to the bank account or person named in your Account Application currently on file with the Funds. You may change your redemption instructions any time you wish by sending a letter to the Administrator with your new redemption instructions.

The Board of Trustees reserves the right to involuntarily redeem any account having an account value of less than $5,000, or less than $1,000 for tax-deferred retirement accounts (due to redemptions, exchanges or transfers, but not due to market action) upon 60 days’ written notice. If you bring your account value

31

up to the minimum requirements during the notice period, your account will not be redeemed. Redemptions from retirement plans may be subject to tax withholding.

Signature Guarantees. To protect your account and the Funds from fraud, a signature guarantee may be required to be sure that you are the person who has authorized a redemption if the shares to be redeemed have a value of more than $50,000. Signature guarantees are also required (1) for change of registration requests, (2) for requests to establish or change redemption services other than through your initial Account Application, and (3) if the name(s) or the address on your account has been changed within 15 days of your redemption request. The Administrator will accept signatures guaranteed by a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution that participates in the STAMP Medallion Program sponsored by the Securities Transfer Association. Signature guarantees from financial institutions that do not participate in the STAMP Medallion Program will not be accepted. A notary public cannot provide a signature guarantee. The Administrator has adopted standards for accepting signature guarantees from the above institutions. The Funds and the Administrator reserve the right to amend these standards at any time without notice.

Systematic Withdrawal Plan. If your shares of any Fund are valued at $10,000 or more at the current NAV, you may establish a Systematic Withdrawal Plan to receive a check, on the 15th and/or the last business day of each month, in a stated amount of not less than $100. The Funds will automatically redeem sufficient shares from your account to meet the specified withdrawal amount. You may establish this service whether dividends and distributions are reinvested or paid in cash. Systematic withdrawals may be deposited directly to your bank account by completing the applicable section on the Account Application or by writing to the Administrator.

Redemptions in Kind. Each Fund may redeem its shares by payment in kind when circumstances exist that would, in the opinion of the Adviser, make it in the best interests of the Fund and its shareholders to do so. In such case, the Adviser, under the supervision of the Board of Trustees and in accordance with the Trust’s procedures, may authorize payment to be made in portfolio securities or other property of the Funds. A redemption in kind will consist of securities equal in market value to your shares. It is the Adviser’s intention, at the present time, to reimburse shareholders for their brokerage costs and any other fees or losses incurred by them in selling such securities immediately upon receipt thereof. The Adviser may determine to discontinue this practice at any time without notice to shareholders.

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HOW NET ASSET VALUE IS DETERMINED

The NAV of each Fund is determined on each business day that the Exchange is open for trading, as of the close of the Exchange (currently 4:00 p.m., Eastern time). Each Fund’s NAV is determined by dividing the total value of all Fund securities (valued at market value) and other assets, less liabilities, by the total number of shares then outstanding. NAV includes interest on fixed income securities, which is accrued daily. See the Statement of Additional Information for further details.

Securities traded on a national stock exchange are valued based upon the closing price on the principal exchange where the security is traded. Securities that are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Securities that are traded over-the-counter are valued at the last sale price, if available; otherwise, at the last quoted bid price. Fixed income securities will ordinarily be traded in the over-the-counter market and common stocks will ordinarily be traded on a national securities exchange, but may also be traded in the over-the-counter market. Call options written by The Government Street Equity Fund and The Government Street Mid-Cap Fund are valued at the then current market quotation, using the ask price as of the close of each day on the principal exchanges on which they are traded. To the extent that a Fund’s foreign securities are traded in other markets on days when the Fund does not calculate its NAV, the value of the Fund’s assets may be affected on days when shares of the Fund cannot be purchased and sold.

When market quotations are not readily available, securities may be valued on the basis of prices provided by an independent pricing service. The prices provided by the pricing service are determined with consideration given to institutional bid and last sale prices and take into account securities prices, yields, maturities, call features, ratings, institutional trading in similar groups of securities and developments related to specific securities. If a pricing service cannot provide a valuation or the Adviser believes the price received from the pricing service is not indicative of fair value, securities will be valued in good faith at fair value using procedures approved by the Board of Trustees. Valuing portfolio securities at fair value involves reliance on judgment and a security’s fair value may differ depending on the method used for determining value. As a result, the values of some securities used to calculate a Fund’s NAV may differ from quoted or published prices for the same securities.

To the extent any assets of a Fund are invested in other open-end investment companies that are registered under the Investment Company Act of 1940, the Fund’s NAV with respect to those assets is calculated based upon the NAVs of such registered open-end investment companies, and the prospectuses for these companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

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MANAGEMENT OF THE FUNDS

Each Fund is a series of Williamsburg Investment Trust (the “Trust”), an open-end management investment company organized as a Massachusetts business trust. The Board of Trustees supervises the business activities of the Funds. Like other mutual funds, the Trust retains various organizations to perform specialized services for the Funds.

Subject to the authority of the Board of Trustees, Leavell Investment Management, Inc. (the “Adviser”) provides a continuous program of supervision of each Fund’s assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities, pursuant to Investment Advisory Agreements with the Trust. The Adviser is also responsible for the selection of broker-dealers through which each Fund executes portfolio transactions, subject to brokerage policies approved by the Trustees, and provides certain executive personnel to the Funds.

In addition to acting as investment adviser to the Funds, the Adviser also provides investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts and individuals. The address of the Adviser is 210 St. Joseph Street, Mobile, Alabama 36602.

The Government Street Equity Fund

Thomas W. Leavell is primarily responsible for managing the portfolio of The Government Street Equity Fund and has acted in this capacity since the Fund’s inception. Mr. Leavell has been President and Chief Executive Officer of the Adviser since his founding of the firm in 1979. He holds a B.S. degree from Auburn University and an M.B.A. from the University of Kentucky.

Compensation of the Adviser with respect to The Government Street Equity Fund, based upon the Fund’s average daily net assets, is at the following annual rates: 0.60% on the first $100 million; and 0.50% on assets over $100 million. During the fiscal year ended March 31, 2013 , The Government Street Equity Fund paid investment advisory fees equal to 0.60% of the Fund’s average daily net assets.

The Government Street Mid-Cap Fund

The Adviser utilizes a team approach in managing the portfolio of The Government Street Mid-Cap Fund. Each of the Fund’s four portfolio managers is responsible for the research and selection of securities within different business sectors. The portfolio managers of The Government Street Mid-Cap Fund and the sectors for which they are responsible are:

•
Thomas W. Leavell — responsible for Healthcare sector. Mr. Leavell, who has served as a Portfolio Manager of The Government Street Mid-Cap Fund since the Fund’s inception, has been President and Chief Executive Officer

34

of the Adviser since his founding of the firm in 1979. He holds a B.S. degree from Auburn University and an M.B.A. from the University of Kentucky.

•
Timothy S. Healey — responsible for Industrial, Technology and Materials sectors. Mr. Healey, who has served as a Portfolio Manager of The Government Street Mid-Cap Fund since the Fund’s inception, is an Executive Vice President and the Chief Investment Officer of the Adviser and has been a Portfolio Manager with the Adviser since 1986. He holds a B.S. degree in Finance from the University of Alabama.

•
Richard E. Anthony, Jr., CFA — responsible for Energy, Utility, Finance, Telecom and Consumer Staples sectors. Mr. Anthony is a Vice President of the Adviser and has served as a Portfolio Manager of The Government Street Mid-Cap Fund since joining the Adviser in December 2004. He holds a B.S. degree in Business Administration and an M.S. in Engineering from the University of Alabama.

•
Michael J. Hofto, CFA — responsible for Consumer Discretionary sector. Mr. Hofto is a Vice President and the Chief Financial Officer of the Adviser and has served as a Portfolio Manager of The Government Street Mid-Cap Fund since May 2008. He joined the Adviser in September 2007, prior to which he was President and Chief Executive Officer of Saunders Engine & Equipment Company Inc. He holds a B.S. degree in Chemical Engineering from Virginia Polytechnic Institute & State University and an M.B.A. from The Wharton School at the University of Pennsylvania.

Compensation of the Adviser with respect to The Government Street Mid-Cap Fund is at the annual rate of 0.75% of the Fund’s average daily net assets. During the fiscal year ended March 31, 2013 , The Government Street Mid-Cap Fund paid investment advisory fees equal to 0.75% of the Fund’s average daily net assets.

The Alabama Tax Free Bond Fund

Timothy S. Healey is primarily responsible for managing the portfolio of The Alabama Tax Free Bond Fund and has acted in this capacity since the Fund’s inception. Mr. Healey is an Executive Vice President and the Chief Investment Officer of the Adviser and has been a Portfolio Manager with the firm since 1986. He holds a B.S. degree in Finance from the University of Alabama.

Compensation of the Adviser with respect to The Alabama Tax Free Bond Fund, based upon the Fund’s average daily net assets, is at the following annual rates: 0.35% on the first $100 million; and 0.25% on assets over $100 million. During the fiscal year ended March 31, 2013, The Alabama Tax Free Bond Fund paid investment advisory fees (after fee waivers) equal to 0.23% of the Fund’s average daily net assets. The Adviser currently intends to waive its investment advisory fees to the extent necessary to limit the total operating expenses of the Fund (excluding Acquired Fund Fees and Expenses) to 0.65% per annum of its

35

average daily net assets. However, there is no assurance that any voluntary fee waivers will continue in the current or future fiscal years, and annual operating expenses of the Fund may therefore exceed 0.65% of its average daily net assets.

For More Information - The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of shares of the Funds.

For a discussion of the factors considered by the Board of Trustees in its most recent approval of each Fund’s Investment Advisory Agreement, including the Board’s conclusions with respect thereto, see the Funds’ annual report for the year ended March 31, 2013 .

DIVIDENDS, DISTRIBUTIONS AND TAXES

Each Fund has qualified and intends to remain qualified as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986. By so qualifying, each Fund will not be subject to federal income tax on that part of its net investment income and net realized capital gains that it distributes to its shareholders. Shareholders are liable for taxes on distributions of net investment income and net realized capital gains of the Funds but, of course, shareholders who are not subject to tax on their income will not be required to pay taxes on amounts distributed to them. The Government Street Equity Fund intends to declare dividends from net investment income quarterly, payable in March, June, September and December, on a date selected by management. The Government Street Mid-Cap Fund intends to declare dividends from net investment income annually, payable on a date selected by management. The Alabama Tax Free Bond Fund intends to declare dividends from net investment income on each business day and to pay such dividends monthly. In addition, distributions may be made annually in December out of any net short-term or long-term capital gains derived from the sale of securities and premiums from expired options realized through October 31 of that year. Each Fund may make a supplemental distribution of capital gains at the end of its fiscal year. The nature and amount of all dividends and distributions will be identified separately when tax information is distributed by the Funds at the end of each year. The Funds intend to withhold federal income taxes on taxable distributions made to persons who are neither citizens nor residents of the United States or other shareholders subject to such withholding.

Distributions attributable to ordinary income and short-term capital gains are generally taxed as ordinary income, although certain income dividends may be taxed to non-corporate shareholders at long-term capital gains rates. In the case of corporations that hold shares of the Funds, certain income may qualify for a 70% dividends-received deduction. Distributions of long-term capital gains are generally taxed as long-term capital gains, regardless of how long you have held your Fund shares.

36

There is no fixed dividend rate, and there can be no assurance as to the payment of any dividends or the realization of any gains for any Fund. Current practice of The Government Street Equity Fund, subject to the discretion of management, is for declaration and payment of income dividends during the last week of each calendar quarter. Dividends and capital gains distributions may be reinvested in additional shares of the Funds or paid in cash, as indicated on your Account Application. If no option is selected on your Application, distributions will automatically be reinvested in additional shares. Tax consequences to shareholders of dividends and distributions are the same if received in cash or if received in additional shares of the Funds. In addition to federal taxes, you may be subject to state and local taxes on distributions.

The Emergency Economic Stabilization Act of 2008 requires that mutual fund companies report cost basis information to the Internal Revenue Service (“IRS”) on Form 1099-B for any sale of mutual fund shares acquired after January 1, 2012 (“Covered Shares”). Under the new regulations, mutual funds must select a default cost basis calculation method and apply that method to the sale of Covered Shares unless an alternate IRS approved method is specifically elected in writing by the shareholder. Average Cost, which is the mutual fund industry standard, has been selected as the Funds’ default cost basis calculation method. If a shareholder determines that an IRS approved cost basis calculation method other than the Funds’ default method of Average Cost is more appropriate, the shareholder must contact the Fund at the time of or in advance of the sale of Covered Shares that are to be subject to that alternate election. IRS regulations do not permit the change of a cost basis election on previously executed trades.

All Covered Shares purchased in non-retirement accounts are subject to the new cost basis reporting legislation. Non-covered shares are mutual fund shares that were acquired prior to the effective date of January 1, 2012. Cost basis information will not be reported to the IRS or shareholder upon the sale of any non-covered mutual fund shares. Non-covered shares will be redeemed first unless otherwise specified.

Redemptions and exchanges of shares of the Funds are taxable events on which you may realize a gain or loss.

The Alabama Tax Free Bond Fund

Because The Alabama Tax Free Bond Fund intends to distribute to shareholders substantially all of its net investment income and net realized capital gains in accordance with the timing requirements imposed by the Internal Revenue Code, it is expected that the Fund will not be required to pay any federal income or excise taxes. The Fund also expects that its dividends paid from interest on municipal obligations will generally be exempt from federal income tax because the Fund intends to satisfy certain requirements of the Internal Revenue Code. One such requirement is that at the close of each quarter of the taxable year of the Fund, at least 50% of the value of its total assets consists of obligations whose interest is exempt from federal income tax. Distributions of income from investments in taxable securities and from certain other investments of the Fund (including

37

capital gains from the sale of securities) will be taxable to the shareholder, whether distributed in cash or in additional shares. However, it is expected that such amounts will not be substantial in relation to the tax-exempt interest received by the Fund.

A statement will be sent to each shareholder of the Fund after the end of each calendar year setting forth the federal income tax status of all distributions for such calendar year, including the portion exempt from federal income tax as “exempt-interest dividends;” the portion, if any, that is a tax preference item under the federal alternative minimum tax; the portion taxable as ordinary income; and the portion taxable as capital gains.

Current federal tax law limits the types and volume of bonds qualifying for the federal income tax exemption of interest and makes interest on certain tax-exempt bonds and distributions by the Fund of such interest a tax preference item for purposes of the individual and corporate alternative minimum tax. In addition, all exempt-interest dividends may affect a corporate shareholder’s alternative minimum tax liability. Applicable tax law and changes therein may also affect the availability of municipal obligations for investment by the Fund and the value of the Fund’s portfolio.

Under existing Alabama tax laws, as long as the Fund qualifies as a “regulated investment company” under the Internal Revenue Code, and provided the Fund is invested in obligations the interest on which would be exempt from Alabama personal income taxes if held directly by an individual shareholder (such as obligations of Alabama or its political subdivisions, or of the United States or of certain territories or possessions of the United States), dividends paid by the Fund that represent interest received by the Fund on such obligations will be exempt from Alabama personal income taxes. To the extent that distributions by the Fund are derived from long-term or short-term capital gains on such obligations, or from interest or capital gains on other types of obligations, such distributions will not be exempt from Alabama personal income tax.

Capital gains or losses realized from a redemption of shares of the Fund by an Alabama resident will be taxable for Alabama personal income tax purposes. Interest on indebtedness incurred (directly or indirectly) by a shareholder of the Fund to purchase or carry shares of the Fund will not be deductible for Alabama income tax purposes.

This discussion of the federal and state income tax consequences of an investment in the Funds is not exhaustive on the subject. Consequently, investors should seek qualified tax advice.

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FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund’s financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Funds (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, the Funds’ independent registered public accounting firm, whose report, along with the Funds’ financial statements, is included in the annual report, which is available upon request.

The Government Street Equity Fund

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year

	Years Ended March 31,
	2013	2012	2011	2010	2009
Net asset value at beginning of year	$50.42	$48.00	$40.89	$26.72	$44.76

Income (loss) from investment operations:
Net investment income	0.64	0.47	0.39	0.40	0.55
Net realized and unrealized gains (losses) on investments	4.21	2.66	7.19	14.17	(18.07)
Total from investment operations	4.85	3.13	7.58	14.57	(17.52)

Less distributions:
Dividends from net investment income	(0.64)	(0.48)	(0.39)	(0.40)	(0.52)
Distributions from net realized gains	(1.02)	(0.23)	(0.08)	—	—
Total distributions	(1.66)	(0.71)	(0.47)	(0.40)	(0.52)

Net asset value at end of year	$53.61	$50.42	$48.00	$40.89	$26.72

Total return(a)	9.93%	6.67%	18.69%	54.71%	(39.43% )

Net assets at end of year (000’s)	$81,689	$72,268	$66,373	$57,766	$37,656

Ratio of total expenses to average net assets	0.85%	0.87%	0.88%	0.90%	0.91%

Ratio of net investment income to average net assets	1.29%	1.01%	0.92%	1.14%	1.47%

Portfolio turnover rate	38%	36%	26%	30%	35%

(a)
Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

39

The Government Street Mid-Cap Fund

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year

	Years Ended March 31,
	2013	2012		2011	2010		2009
Net asset value at beginning of year	$16.26	$15.89		$12.87	$8.46		$12.28

Income (loss) from investment operations:
Net investment income	0.10	0.04		0.03	0.05		0.05
Net realized and unrealized gains (losses) on investments	2.05	0.37		3.03	4.41		(3.82)
Total from investment operations	2.15	0.41		3.06	4.46		(3.77)

Less distributions:
Dividends from net investment income	(0.11)	(0.04)		(0.03)	(0.05)		(0.05)
In excess of net investment income	—	—		(0.01)	—		(0.00	)(a)
Distributions from net realized gains	(0.04)	(0.00	)(a)	—	—		(0.00	)(a)
Total distributions	(0.15)	(0.04)		(0.04)	(0.05)		(0.05)

Net asset value at end of year	$18.26	$16.26		$15.89	$12.87		$8.46

Total return(b)	13.35%	2.59%		23.80%	52.73%		(30.65%	)

Net assets at end of year (000’s)	$45,918	$39,843		$39,983	$32,198		$21,522

Ratio of total expenses to average net assets	1.08%	1.09%		1.13%	1.18%		1.23%

Ratio of net expenses to average net assets	1.08%	1.09%		1.13%	1.13%	(c)	1.10%	(c)

Ratio of net investment income to average net assets	0.63%	0.29%		0.21%	0.47%	(c)	0.47%	(c)

Portfolio turnover rate	12%	18%		20%	10%		14%

(a)	Amount rounds to less than $0.01 per share.

(b)
Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Ratios were determined after voluntary advisory fee waivers by the Adviser.

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The Alabama Tax Free Bond Fund

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year

	Years Ended March 31,
	2013	2012	2011		2010		2009
Net asset value at beginning of year	$10.64	$10.45	$10.53		$10.54		$10.50

Income (loss) from investment operations:
Net investment income	0.18	0.23	0.26		0.28		0.35
Net realized and unrealized gains (losses) on investments	(0.01)	0.19	(0.07)		(0.00	)(a)	0.04
Total from investment operations	0.17	0.42	0.19		0.28		0.39

Less distributions:
Dividends from net investment income	(0.18)	(0.23)	(0.27)		(0.28)		(0.35)
Distributions from net realized gains	—	—	(0.00	)(a)	(0.01)		(0.00	)(a)
Total distributions	(0.18)	(0.23)	(0.27)		(0.29)		(0.35)

Net asset value at end of year	$10.63	$10.64	$10.45		$10.53		$10.54

Total return(b)	1.64%	4.04%	1.78%		2.88%		3.80%

Net assets at end of year (000’s)	$33,265	$24,719	$27,026		$29,716		$28,358

Ratio of total expenses to average net assets	0.76%	0.80%	0.77%		0.75%		0.79%

Ratio of net expenses to average net assets(c)	0.65%	0.65%	0.65%		0.65%		0.65%

Ratio of net investment income to average net assets(c)	1.70%	2.17%	2.51%		2.85%		3.36%

Portfolio turnover rate	7%	18%	21%		32%		8%

(a)	Amount rounds to less than $0.01 per share.

(b)
Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Ratios were determined after voluntary advisory fee waivers by the Adviser.

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PRIVACY NOTICE

FACTS	WHAT DO THE GOVERNMENT STREET FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?
The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■   Social Security number
■   Assets
■   Retirement Assets
■   Transaction History
■   Checking Account Information
■   Purchase History
■   Account Balances
■   Account Transactions
■   Wire Transfer Instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?
All financial companies need to share your personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons The Government Street Funds choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do The Government Street Funds share?	Can you limit this sharing?
For our everyday business purposes – Such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-866-738-1125

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Who we are
Who is providing this notice?	Williamsburg Investment Trust Ultimus Fund Distributors, LLC Ultimus Fund Solutions, LLC
What we do
How do The Government Street Funds protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How do The Government Street Funds collect my personal information?
We collect your personal information, for example, when you
■   Provide account information
■   Give us your contact information
■   Make deposits or withdrawals from your account
■   Make a wire transfer
■   Tell us where to send the money
■   Tell us who receives the money
■   Show your government-issued ID
■   Show your driver’s license
We also collect your personal information from other companies.

Why can’t I limit all sharing?
Federal law gives you the right to limit only
■   Sharing for affiliates’ everyday business purposes – information about your creditworthiness
■   Affiliates from using your information to market to you
■   Sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates
Companies related by common ownership or control. They can be financial and nonfinancial companies.
■    Leavell Investment Management, Inc., the investment adviser to The Government Street Funds, could be deemed to be an affiliate.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ■ The Government Street Funds do not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ The Government Street Funds don’t jointly market.

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The Government Street Funds No-Load Mutual Funds
Investment Adviser
Leavell Investment Management, Inc.
210 St. Joseph Street
Mobile, Alabama 36602
www.leavellinvestments.com

Administrator
Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, Ohio 45246-0707
(Toll-Free) 1-866-738-1125

Custodian
US Bank NA
425 Walnut Street
Cincinnati, Ohio 45202

Independent Registered Public Accounting Firm
Ernst & Young LLP
312 Walnut Street, Suite 1900
Cincinnati, Ohio 45202

Legal Counsel
Sullivan & Worcester LLP
One Post Office Square
Boston, Massachusetts 02109

Board of Trustees
John P. Ackerly, IV
John T. Bruce
Robert S. Harris
J. Finley Lee, Jr.
Richard L. Morrill
Harris V. Morrissette

FOR ADDITIONAL INFORMATION
Additional information about the Funds is included in the Statement of Additional Information (“SAI”), which is incorporated by reference in its entirety. A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the SAI.

Additional information about the Funds’ investments is available in the Funds’ annual and semiannual reports to shareholders. In the Funds’ annual report, you will find a discussion of the market conditions and strategies that significantly affected the Funds’ performance during their last fiscal year.

To obtain a free copy of the SAI, the annual and semiannual reports or other information about the Funds, or to make inquiries about the Funds, please call Toll-Free

1-866-738-1125
This Prospectus, the SAI and the most recent shareholder reports are also available without charge on the Funds’ website at www.leavellinvestments.com.

Only one copy of a Prospectus or an annual or semiannual report will be sent to each household address. This process, known as “Householding,” is used for most required shareholder mailings. (It does not apply to confirmations of transactions and account statements, however.) You may, of course, request an additional copy of a Prospectus or an annual or semiannual report at any time by calling or writing the Funds. You may also request that Householding be eliminated from all your required mailings.

Information about the Funds (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s public reference room in Washington, D.C. Information about the operation of the public reference room may be obtained by calling the Commission at 1-202-551-8090. Reports and other information about the Funds are available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov. Copies of information on the Commission’s Internet site may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to: Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-1520.

The Funds are series of Williamsburg Investment Trust (File No. 811-05685)

THE
JAMESTOWN
FUNDS

The Jamestown Balanced Fund
Ticker Symbol: JAMBX

The Jamestown Equity Fund
Ticker Symbol: JAMEX

The Jamestown Tax Exempt Virginia Fund
Ticker Symbol: JTEVX

PROSPECTUS

August 1, 2013

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Risk/Return Summary
The Jamestown Balanced Fund	3
The Jamestown Equity Fund	9
The Jamestown Tax Exempt Virginia Fund	13
Information Relevant to All Funds	18
Additional Investment Information	19
How to Purchase Shares	23
How to Redeem Shares	27
How Net Asset Value is Determined	30
Management of the Funds	31
Dividends, Distributions and Taxes	33
Financial Highlights	36
Privacy Notice	39
For Additional Information	back cover

2

RISK/RETURN SUMMARY

THE JAMESTOWN BALANCED FUND

What are the Fund’s investment objectives?

The investment objectives of The Jamestown Balanced Fund are long-term growth of capital and income.

What are the Fund’s fees and expenses?

This table describes the fees and expenses that you may pay if you buy and hold shares of The Jamestown Balanced Fund.

Shareholder Fees (fees paid directly from your investment):	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees	0.65%
Other Expenses	0.64%
Total Annual Fund Operating Expenses	1.29%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$ 131	$ 409	$ 708	$1,556

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 21% of the average value of its portfolio.

3

What are the Fund’s principal investment strategies?

The Jamestown Balanced Fund attempts to take advantage of the long-term capital growth and income opportunities available in the securities markets by investing primarily in a portfolio of domestic equity and fixed income securities. The percentage of assets invested in equity and fixed income securities will vary from time to time depending upon the Advisor’s judgment of general market and economic conditions, trends in yields and interest rates and changes in fiscal or monetary policies. The Advisor considers the investment goals of capital protection and low volatility when adjusting the Fund’s portfolio allocation between equity securities and fixed income securities. The Advisor believes that, by utilizing the investment policies described herein, the Fund’s net asset value may not rise as rapidly as the stock market (as represented by the S&P 500 Index) during rising market cycles, but that during declining market cycles, the Fund would not suffer as great a decline in its net asset value as the S&P 500 Index.

In making determinations of how to allocate the Fund’s portfolio between equity and fixed income securities, the Advisor uses a proprietary model that looks at the valuation of equity securities in absolute terms and relative to fixed income yields, interest rates, inflation, economic growth and sentiment measures. The allocation among equity and fixed income securities will normally range from a minimum of 25% to a maximum of 75% of the Fund’s net assets. The Fund will invest in a variety of companies, industries and economic sectors.

Equity Securities. Equity securities are acquired for capital appreciation or a combination of capital appreciation and income. Although the Fund’s equity securities will consist primarily of common stocks, it may also invest a portion of its assets in other equity securities, including preferred stocks, convertible preferred stocks and convertible bonds, that are rated at the time of purchase in the four highest grades assigned by a nationally recognized rating agency, or unrated securities determined by the Advisor to be of comparable quality. The Fund seeks financially strong, relatively large companies that offer above average earnings and relatively modest valuations. The Advisor uses a multi-factor screening process within a defined universe comprised of the stocks in the S&P 500 Index and the 50 largest capitalization stocks in the S&P 400 MidCap Index. The process emphasizes securities with the most compelling earnings and valuation profiles based upon a variety of characteristics, including earnings momentum, earnings volatility, earnings estimate revisions, earnings surprises and price/earnings ratios. An equity security may be sold when it no longer meets the Advisor’s investment criteria, when there are more attractive investment opportunities, or when the fundamentals of the issuer’s business or general market conditions have changed.

Fixed Income Securities. Fixed income securities are acquired for income and secondarily for capital appreciation. The Fund’s fixed income securities will include corporate debt obligations, U.S. Government securities, mortgage-

4

related securities and other asset-backed securities. Corporate debt obligations will consist of “investment grade” securities rated in one of the four highest rating categories by any of the nationally recognized rating agencies or, if not so rated, will be of equivalent quality in the opinion of the Advisor. U.S. Government securities include direct obligations of the U.S. Treasury and securities issued or guaranteed as to interest and principal by agencies or instrumentalities of the U.S. Government, including those subject to repurchase agreements. Securities issued by agencies of the U.S. Government may include direct pass-through “certificates” representing undivided ownership interests in pools of mortgages.

The average maturity of the fixed income portion of the Fund’s portfolio will typically vary from 3 to 12 years. The average maturity of the portfolio will be shifted to reflect the Advisor’s assessment of changes in credit conditions, international currency markets, economic conditions, fiscal policy, monetary policy and political climate. A fixed income security may be sold due to changes in market conditions, interest rates, fiscal policies or the Advisor’s market outlook.

What are the principal risks of investing in the Fund?

The Jamestown Balanced Fund is not intended to be a complete investment program and there can be no assurance that the Fund will achieve its investment objectives. As with any mutual fund investment, there is a risk that you could lose money by investing in the Fund.

Stock Market Risk. To the extent a significant portion of the Fund’s portfolio is invested in equity securities, the return on and value of an investment in the Fund will fluctuate in response to stock market movements, and it can be expected that the Fund’s net asset value will be subject to greater fluctuation than a portfolio consisting of mostly fixed income securities. Stocks and other equity securities are subject to inherent market risks and fluctuations in value due to earnings and other developments affecting a particular company or industry, stock market trends and general economic conditions, investor perceptions, interest rate changes and other factors beyond the control of the Advisor. Stocks tend to move in cycles and may experience periods of turbulence and instability.

Large Company Risk. Larger capitalization companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes, and may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Fixed Income Risk. The value of the fixed income securities held by the Fund will fluctuate based on a variety of factors, including: interest rates, general bond market conditions, the maturity of the security and the creditworthiness of an issuer.

5

•
Interest Rate Risk. The value of the Fund’s fixed income securities will generally vary inversely with the direction of prevailing interest rate movements. Generally when interest rates rise, the value of the Fund’s fixed income securities can be expected to decline.

•
Maturity Risk. The value of the Fund’s fixed income securities is also dependent on their maturity. Generally, the longer the maturity of a fixed income security, the greater its sensitivity to changes in interest rates.

•
Credit Risk. The value of the Fund’s fixed income securities is also dependent on the creditworthiness of the issuer. A deterioration in the financial condition of an issuer, or a deterioration in general economic conditions could cause an issuer to fail to pay principal and interest when due. Corporate debt obligations rated in the fourth highest category by a nationally recognized rating agency have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to pay principal and interest than is the case with higher grade securities.

While obligations of some U.S. Government sponsored entities are supported by the full faith and credit of the U.S. Government, several are supported by the right of the issuer to borrow from the U.S. Government, and still others are supported only by the credit of the issuer itself. The guarantee of the U.S. Government does not extend to the yield or value of the U.S. Government securities held by the Fund or to the Fund’s shares.

•
Mortgage-Related Securities Risk. Mortgage-related and other asset-backed securities may be particularly sensitive to changes in prevailing interest rates and early repayment on such securities may expose the Fund to a lower rate of return upon reinvestment of principal.

•
Risks Associated with Credit Ratings. A rating by a nationally recognized rating agency represents the agency’s opinion as to credit quality of a security but is not an absolute standard of quality or guarantee as to the creditworthiness of an issuer. Ratings of nationally recognized rating agencies present an inherent conflict of interest because such agencies are paid by the entities whose securities they rate. The credit rating of a security does not necessarily address its market risk (that is, the risk that the value of a security will be adversely affected due to movements in the overall financial markets or changes in the level of interest rates). In addition, ratings may not be revised promptly to reflect developments in the issuer’s financial condition.

•	Liquidity Risk. Liquidity risk is the risk that a security could not be sold at an advantageous time or price due to a security downgrade or adverse conditions within the fixed income market.

6

Management Risk. The Advisor’s method of security selection may not be successful and the securities in the Fund’s portfolio may not perform as well as the market as a whole. The Fund’s portfolio securities may not appreciate in value as expected. The investment results of the Fund depend upon the ability of the Advisor to correctly anticipate the relative performance of equity securities and fixed income securities of varying maturities. There can be no assurance that the Advisor will be successful in actively allocating the Fund’s investments.

Investment Style Risk. The Fund may not achieve the degree of capital appreciation that a portfolio investing solely in equity securities might achieve and may be subject to greater volatility than a portfolio investing solely in fixed income securities.

What has been the Fund’s performance history?

The bar chart and performance table shown below provide some indication of the risks and variability of investing in The Jamestown Balanced Fund. The bar chart shows changes in the Fund’s performance from year to year for each of the last 10 calendar years. The performance table shows how the Fund’s average annual total returns for 1, 5 and 10 years compare with those of a broad measure of market performance. The 60% S&P 500 Index/40% Barclays Intermediate U.S. Government/Credit Index (a blended index) is included as an additional comparative index because it is representative of a balanced portfolio consisting of equity securities and fixed income securities. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information, current through the most recent month end, is available by calling 1-866-738-1126.

The Fund’s 2013 year-to-date return through June 30, 2013 is 9.75%.

During the periods shown in the bar chart, the highest return for a quarter was 9.23% during the quarter ended June 30, 2003 and the lowest return for a quarter was -11.89% during the quarter ended December 31, 2008.

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Average Annual Total Returns For Periods Ended December 31, 2012 :

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	10 Years
Return Before Taxes	9.99%	1.59%	5.42%
Return After Taxes on Distributions	8.95%	0.97%	4.30%
Return After Taxes on Distributions and Sale of Fund Shares	7.53%	1.20%	4.38%
Standard & Poor’s 500 Index (reflects no deduction for fees, expenses, or taxes)	16.00%	1.66%	7.10%
60% S&P 500 Index/40% Barclays Intermediate U.S. Government/Credit Index (reflects no deduction for fees, expenses, or taxes)	11.16%	3.51%	6.39%

Management of the Fund

Investment Advisor

Lowe, Brockenbrough & Company, Inc. (the “Advisor”)

Portfolio Managers

The following persons are primarily responsible for the day-to-day management of the portfolio of The Jamestown Balanced Fund:

Name	Title with the Advisor	Length of Service to the Fund
Charles M. Caravati, III, CFA	Chief Investment Officer and Managing Director	Since August 2000
Lawrence B. Whitlock, Jr., CFA	Managing Director	Since January 2002
Joseph A. Jennings, III, CFA	Managing Director	Since September 1999

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Information Relevant to All Funds” on page 18 of this Prospectus.

8

THE JAMESTOWN EQUITY FUND

What is the Fund’s investment objective?

The investment objective of The Jamestown Equity Fund is long-term growth of capital.

What are the Fund’s fees and expenses?

This table describes the fees and expenses that you may pay if you buy and hold shares of The Jamestown Equity Fund.

Shareholder Fees (fees paid directly from your investment):	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees	0.65%
Other Expenses	0.46%
Total Annual Fund Operating Expenses	1.11%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$ 113	$ 353	$ 612	$ 1,352

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 28% of the average value of its portfolio.

9

What are the Fund’s principal investment strategies?

The Jamestown Equity Fund seeks to achieve its objective by investing in a diversified portfolio composed primarily of domestic equity securities. Under normal circumstances, at least 80% of the Fund’s net assets (including the amount of any borrowings for investment purposes) will be invested in equity securities. Although the Fund invests primarily in common stocks, it may also invest a portion of its assets in other equity securities, including preferred stocks, convertible preferred stocks and convertible bonds, that are rated at the time of purchase in the four highest grades assigned by a nationally recognized rating agency, or unrated securities determined by the Advisor to be of comparable quality.

The Fund seeks financially strong, relatively large companies that offer above average earnings and relatively modest valuations. The Advisor uses a multi-factor screening process within a defined universe comprised of the stocks in the S&P 500 Index and the 50 largest capitalization stocks in the S&P 400 MidCap Index. The process emphasizes securities with the most compelling earnings and valuation profiles based upon a variety of characteristics, including earnings momentum, earnings volatility, earnings estimate revisions, earnings surprises and price/earnings ratios. The Fund will invest in a variety of companies, industries and economic sectors. A security may be sold when it no longer meets the Advisor’s investment criteria, when there are more attractive investment opportunities, or when the fundamentals of the issuer’s business or general market conditions have changed.

What are the principal risks of investing in the Fund?

The Jamestown Equity Fund is not intended to be a complete investment program and there can be no assurance that the Fund will achieve its investment objective. As with any mutual fund investment, there is a risk that you could lose money by investing in the Fund.

Stock Market Risk. The return on and value of an investment in the Fund will fluctuate in response to stock market movements. Stocks and other equity securities are subject to inherent market risks and fluctuations in value due to earnings and other developments affecting a particular company or industry, stock market trends and general economic conditions, investor perceptions, interest rate changes and other factors beyond the control of the Advisor. Stocks tend to move in cycles and may experience periods of turbulance and instability.

Large Company Risk. Larger capitalization companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes, and may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

10

Credit Risk. Preferred stocks and bonds rated in the fourth highest category by a nationally recognized rating agency have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to pay principal and interest or to pay the preferred stock obligations than is the case with higher grade securities.

Management Risk. The Advisor’s method of security selection may not be successful and the Fund may underperform the stock market as a whole. The Fund’s portfolio securities may not appreciate in value as expected.

What has been the Fund’s performance history?

The bar chart and performance table shown below provide some indication of the risks and variability of investing in The Jamestown Equity Fund. The bar chart shows changes in the Fund’s performance from year to year for each of the last 10 calendar years. The performance table shows how the Fund’s average annual total returns for 1, 5 and 10 years compare with those of a broad measure of market performance. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information, current through the most recent month end, is available by calling 1-866-738-1126.

The Fund’s 2013 year-to-date return through June 30, 2013 is 14.87%.

During the periods shown in the bar chart, the highest return for a quarter was 13.61% during the quarter ended June 30, 2003 and the lowest return for a quarter was -20.50% during the quarter ended December 31, 2008.

11

Average Annual Total Returns For Periods Ended December 31, 2012 :

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	10 Years
Return Before Taxes	13.77%	–0.30%	5.89%
Return After Taxes on Distributions	13.58%	–0.50%	5.28%
Return After Taxes on Distributions and Sale of Fund Shares	9.20%	–0.27%	5.08%
Standard & Poor’s 500 Index (reflects no deduction for fees, expenses, or taxes)	16.00%	1.66%	7.10%

Management of the Fund

Investment Advisor

Lowe, Brockenbrough & Company, Inc. (the “Advisor”)

Portfolio Managers

Charles M. Caravati, III, CFA and Lawrence B. Whitlock, Jr., CFA are primarily responsible for the day-to-day management of the portfolio of The Jamestown Equity Fund. Mr. Caravati, III is Chief Investment Officer and a Managing Director of the Advisor and has been a portfolio manager of the Fund since August 2000. Mr. Whitlock is a Managing Director of the Advisor and has been a portfolio manager of the Fund since January 2002.

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Information Relevant to All Funds” on page 18 of this Prospectus.

12

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND

What are the Fund’s investment objectives?

The investment objectives of The Jamestown Tax Exempt Virginia Fund are to provide current income exempt from federal income taxes and from the personal income taxes of Virginia, to preserve capital, to limit credit risk and to take advantage of opportunities to increase income and enhance the value of your investment.

What are the Fund’s fees and expenses?

This table describes the fees and expenses that you may pay if you buy and hold shares of The Jamestown Tax Exempt Virginia Fund.

Shareholder Fees (fees paid directly from your investment):	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees	0.40%
Other Expenses	0.36%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses*	0.77%

*
“Total Annual Fund Operating Expenses” will not correlate to the Fund’s ratio of total expenses to average net assets in the Fund’s Financial Highlights, which reflects the operating expenses of the Fund but does not include “Acquired Fund Fees and Expenses.”

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$ 79	$ 246	$ 428	$ 954

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 15% of the average value of its portfolio.

13

What are the Fund’s principal investment strategies?

Under normal circumstances, at least 80% of The Jamestown Tax Exempt Virginia Fund’s net assets (including the amount of any borrowings for investment purposes) will be invested in Virginia tax-exempt securities and at least 80% of the Fund’s annual income will be exempt from federal income tax and excluded from the calculation of the federal alternative minimum tax. Virginia tax-exempt securities include general obligation bonds, revenue bonds, lease obligations, prerefunded obligations and certain types of industrial development bonds. The Fund may invest up to 20% of its assets in tax-exempt securities subject to the alternative minimum tax, but currently does not intend to invest in such securities.

The Advisor emphasizes a disciplined balance between sector selection and moderate portfolio duration shifts to enhance income and total return. The Fund will concentrate its investments in “high quality” bonds (rated in the three highest rating categories by any of the nationally recognized rating agencies, or unrated securities determined by the Advisor to be of comparable quality) and will invest in securities and market sectors that the Advisor believes are undervalued by the marketplace. The selection of undervalued bonds by the Advisor is based on, among other things, historical yield relationships, credit risk, market volatility and absolute levels of interest rates, as well as supply and demand factors. A security may be sold due to changes in market conditions or the Advisor’s market outlook.

The Fund will maintain at least 90% of its portfolio in bonds that are rated in the three highest rating categories (“A” or better) by any of the nationally recognized rating agencies. The Fund will limit its portfolio purchases to investment grade securities (securities which, in the Advisor’s opinion, have the characteristics of the four highest rating categories described by any of the nationally recognized rating agencies). The Fund intends to purchase bonds rated in the fourth highest rating category only, if in the Advisor’s opinion, these bonds have some potential to improve in value or credit rating.

The Fund’s portfolio duration will range between 2 and 10 years. The Advisor’s determination of optimal duration for the Fund is based on economic indicators, inflation trends, credit demands, monetary policy and global influences as well as psychological and technical factors.

The Fund is non-diversified and therefore may invest in fewer issuers than a diversified fund.

What are the principal risks of investing in the Fund?

The Jamestown Tax Exempt Virginia Fund is not intended to be a complete investment program and there can be no assurance that the Fund will achieve its investment objectives. As with any mutual fund investment, there is a risk that you could lose money by investing in the Fund.

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The value of Virginia tax-exempt securities will fluctuate based on a variety of factors, including: interest rates, the general condition of the municipal bond market; the size of the particular offering; the maturity of the obligation; and the rating of the issue. In addition, Virginia tax-exempt securities can experience downturns in trading activity and the supply of such securities may exceed the demand in the market. During such periods, the spread can widen between the price at which a security can be purchased and the price at which it can be sold. Economic and other events (whether real or perceived) can reduce the demand for certain tax-exempt securities which may reduce market prices and cause the value of the Fund’s shares to fall. The frequency and magnitude of such changes cannot be predicted.

Interest Rate Risk. The return on and value of an investment in the Fund will fluctuate with changes in interest rates. Generally, when interest rates rise, the value of the Fund’s portfolio securities can be expected to decline.

Maturity Risk. The value of the Fund’s portfolio securities is also dependent on their maturity. Generally, the longer the maturity of a security, the greater its sensitivity to changes in interest rates.

Credit Risk. The value of the Fund’s portfolio securities is dependent on the creditworthiness of the issuers of such securities. A deterioration in the financial condition of an issuer or a deterioration in general economic conditions could cause an issuer to fail to pay principal or interest when due.

Risks Associated with Credit Ratings. A rating by a nationally recognized rating agency represents the agency’s opinion as to credit quality of a security but is not an absolute standard of quality or guarantee as to the creditworthiness of an issuer. Ratings of nationally recognized rating agencies present an inherent conflict of interest because such agencies are paid by the entities whose securities they rate. The credit rating of a security does not necessarily address its market risk (that is, the risk that the value of a security will be adversely affected due to movements in the overall financial markets or changes in the level of interest rates). In addition, ratings may not be revised promptly to reflect developments in the issuer’s financial condition.

Liquidity Risk. Liquidity risk is the risk that a security could not be sold at an advantageous time or price due to a security downgrade or adverse conditions within the fixed income market. The secondary market for certain municipal securities tends to be less well developed or liquid than many other securities markets which may impact the Fund’s ability to sell these securities at or near their perceived value. Less liquid securities can become more difficult to value and be subject to erratic price movements.

Concentration Risk. Since the Fund concentrates its investments in Virginia municipal securities, an investment in the Fund may be adversely affected by factors that impact the Virginia economy or its political, geographic and demographic conditions. The Commonwealth has been forced to make

15

appropriation cuts, staff reductions and tax increases to preserve budgetary balance as a result of the national recession. Because Virginia’s economy relies to a heavy extent on federal government and defense-related spending, it may be more negatively impacted by severe federal budget reductions than other states.

If the Fund’s investments are concentrated within a particular segment of the bond market, adverse developments affecting a sector of the market may cause the Fund’s performance to be more sensitive to developments affecting that sector than a fund that does not concentrate its investments.

Non-Diversification Risk. Because a relatively high percentage of the assets of the Fund may be invested in the securities of a limited number of issuers or in securities issued by entities having similar characteristics, the value of the Fund’s shares may be more sensitive to any single economic, business, political or regulatory occurrence than the value of shares of a diversified fund.

Tax Risk. There is a risk that substantial changes in federal or state income tax laws could change the way the Fund’s distributions are treated for income tax purposes and cause the Fund’s share price to decline. In addition, certain Virginia constitutional amendments, legislative measures, executive orders, administrative regulations and vote initiatives could result in adverse consequences affecting Virginia tax-exempt securities.

What has been the Fund’s performance history?

The bar chart and performance table shown below provide some indication of the risks and variability of investing in The Jamestown Tax Exempt Virginia Fund. The bar chart shows changes in the Fund’s performance from year to year for each of the last 10 calendar years. The performance table shows how the Fund’s average annual total returns for 1, 5 and 10 years compare with those of a broad measure of market performance. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information, current through the most recent month end, is available by calling 1-866-738-1126.

The Fund’s 2013 year-to-date return through June 30, 2013 is -2.03%.

16

During the periods shown in the bar chart, the highest return for a quarter was 3.58% during the quarter ended September 30, 2009 and the lowest return for a quarter was -2.31% during the quarter ended December 31, 2010.

Average Annual Total Returns For Periods Ended December 31, 2012 :

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	10 Years
Return Before Taxes	1.97%	3.96%	3.31%
Return After Taxes on Distributions	1.92%	3.94%	3.30%
Return After Taxes on Distributions and Sale of Fund Shares	2.26%	3.82%	3.29%
Barclays 5-Year Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)	2.96%	5.28%	4.26%

Management of the Fund

Investment Advisor

Lowe, Brockenbrough & Company, Inc. (the “Advisor”)

Portfolio Manager

Joseph A. Jennings, III, CFA is primarily responsible for the day-to-day management of the portfolio of The Jamestown Tax Exempt Virginia Fund. Mr. Jennings is a Managing Director of the Advisor and has been the portfolio manager of the Fund since July 2005.

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Information Relevant to All Funds” on page 18 of this Prospectus.

17

INFORMATION RELEVANT TO ALL FUNDS

Purchase and Sale of Fund Shares

Minimum Initial Investment — $5,000, except the minimum is $1,000 for tax-deferred retirement accounts

Minimum Subsequent Investment — None, except the minimum for participants in the Automatic Investment Plan is $100

The Funds’ shares are redeemable. You may purchase or redeem (sell) shares of the Funds on each day that the Funds are open for business. Transactions may be initiated by written request, by wire transfer or through your financial institution.

Tax Information

Distributions by The Jamestown Balanced Fund and The Jamestown Equity Fund are generally taxed as ordinary income or capital gains unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, or you are a tax-exempt investor.

The Jamestown Tax Exempt Virginia Fund’s distributions of interest on municipal obligations are generally not subject to federal income tax. To the extent the Fund invests in Virginia tax-exempt securities, distributions of interest on such securities will be exempt from federal income tax and from the personal income taxes of Virginia. Distributions by the Fund of interest on taxable securities and distributions of realized capital gains will be taxable to shareholders.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Funds through a broker-dealer or other financial intermediary (such as a bank), the Funds and their related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Funds over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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ADDITIONAL INVESTMENT INFORMATION

INVESTMENT OBJECTIVES AND POLICIES

The investment objectives of each Fund may not be changed without the prior approval of a majority (as defined by the Investment Company Act of 1940) of the Fund’s shares.

Jamestown Balanced Fund. The investment objectives of The Jamestown Balanced Fund are long-term growth of capital and income. Capital protection and low volatility are important investment goals.

The allocation among equity and fixed income securities in The Jamestown Balanced Fund will normally range from a minimum of 25% to a maximum of 75% of the Fund’s net assets.

Jamestown Equity Fund. The investment objective of The Jamestown Equity Fund is long-term growth of capital. Current income is incidental to this objective and may not be significant.

Under normal circumstances, at least 80% of The Jamestown Equity Fund’s net assets (including the amount of any borrowings for investment purposes) will be invested in equity securities and the Fund’s shareholders will be provided with at least 60 days’ prior notice of any change in this policy.

Jamestown Tax Exempt Virginia Fund. The investment objectives of The Jamestown Tax Exempt Virginia Fund are to provide current income exempt from federal income taxes and from the personal income taxes of Virginia, to preserve capital, to limit credit risk and to take advantage of opportunities to increase income and enhance the value of your investment.

Under normal circumstances, at least 80% of The Jamestown Tax Exempt Virginia Fund’s net assets (including the amount of any borrowings for investment purposes) will be invested in Virginia tax-exempt securities and at least 80% of the Fund’s annual income will be exempt from federal income tax and excluded from the calculation of the federal alternative minimum tax. This policy may not be changed without the approval of a majority (as defined in the Investment Company Act of 1940) of the Fund’s shares.

JAMESTOWN EQUITY FUND AND JAMESTOWN BALANCED FUND

Equity Selection. Equity securities for The Jamestown Equity Fund and The Jamestown Balanced Fund are selected based on several criteria, including, among other things:

1.	Fundamental factors such as financial strength, management record, size of the company, strategy and position of its major products and services.

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2.
Stock rankings, through the use of a proprietary computerized screening process that ranks stocks using near term earnings momentum (the percentage change in projected earnings for the next four quarters compared to actual earnings for the last four quarters), earnings revisions, earnings surprises and earnings stability. The model uses consensus earnings estimates obtained from published investment research sources. Each company is also ranked relative to other companies in its sector based on a forward price-earnings ratio, price-sales ratio, price-book ratio and debt-equity ratio.

3.	Companies that screen well are then subject to qualitative, judgmental evaluation by the Advisor’s equity management team.

JAMESTOWN BALANCED FUND

Fixed Income Selection. Fixed income investment decisions are made on the basis of the yield relative to yields available on the same maturity of U.S. Treasury Notes or Bonds (“Treasuries”). When the yield “spread” between Treasuries and other fixed income securities is great, U.S. Government agency securities or corporate debt obligations (each of which will have higher yields than Treasuries of the same maturity) are potentially attractive. When yield spreads are low, Treasuries would be the preferred investment.

Corporate debt obligations are acquired primarily for their income return and secondarily for capital appreciation. No bond having a rating of less than A will be acquired if, as a result, more than 20% of the total value of the fixed income portion of The Jamestown Balanced Fund’s assets would be invested in such bonds. This applies at the time of acquisition; a decline in the value of the Fund’s assets subsequent to acquisition will not require a sale of previously acquired securities, nor will a change in rating subsequent to acquisition require a sale. For as long as the Fund holds a fixed income security, the Advisor monitors the issuer’s credit standing.

JAMESTOWN TAX EXEMPT VIRGINIA FUND

Municipal Obligations. The Jamestown Tax Exempt Virginia Fund intends to invest in a broad range of investment grade municipal obligations, including: general obligation bonds, which are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest; revenue bonds, which are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from annual appropriations made by the state legislature for the repayment of interest and principal or other specific revenue source, but not from the general taxing power; lease obligations backed by the municipality’s covenant to budget for the payments due under the lease obligation; prerefunded obligations that have been refinanced by their issuers and are funded by U.S. Treasury securities held in a designated escrow account; and certain types of industrial development bonds issued by or on behalf of public authorities to obtain funds for privately-operated facilities, provided that the interest paid on such securities qualifies as exempt from federal income tax. The

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value of the securities in which the Fund will invest usually fluctuates inversely with changes in prevailing interest rates. The terms “municipal obligations” and “tax exempt securities” are used interchangeably in this Prospectus to refer to debt instruments issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from federal income tax (without regard to whether the interest thereon is also exempt from the personal income taxes of any State).

Investment Quality. The Fund intends to limit its portfolio purchases to investment grade securities and at least 90% of its portfolio will be rated at least A by one of the nationally recognized rating agencies. There may be instances where the Advisor purchases bonds that are rated A by one rating agency and are not rated or rated lower than A by other rating agencies, and such purchase would be within the bounds of the 90% limitation previously stated. The final determination of quality and value will remain with the Advisor. Although the Advisor utilizes the ratings of various credit rating services as one factor in establishing creditworthiness, it relies primarily upon its own analysis of factors in establishing creditworthiness. For as long as the Fund holds a fixed income issue, the Advisor monitors the issuer’s credit standing.

Duration. Duration is an important concept in the Advisor’s fixed income management philosophy. “Duration” and “maturity” are different concepts and should not be substituted for one another for purposes of understanding the investment philosophy of the Fund. The Advisor believes that for most fixed income securities “duration” provides a better measure of interest rate sensitivity than maturity. Whereas maturity takes into account only the final principal payments to determine the risk of a particular bond, duration weights all potential cash flows (principal, interest and reinvestment income) on an expected present value basis, to determine the “effective life” of the security.

The Advisor intends to limit the portfolio duration of the Fund to a 2 year minimum and a 10 year maximum. The precise point of the Fund’s duration within this range will depend on the Advisor’s view of the market. For purposes of the Fund, the duration calculation used is Macaulay duration adjusted for option features (such as call features or prepayment options). Adjusting for option features requires assumptions with respect to the probability of that option being exercised. These assumptions will be determined by the Advisor based upon current market conditions.

The Fund expects the average maturity of its portfolio to be longer than the average duration. How much longer will depend upon, among other factors, the composition of coupons (higher coupons imply shorter duration), as well as overall interest rate levels (higher interest rates generally will result in shorter duration relative to maturity).

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TEMPORARY DEFENSIVE STRATEGIES

Jamestown Balanced Fund and Jamestown Equity Fund. Money market instruments will typically represent a portion of each Fund’s portfolio, as funds awaiting investment, to accumulate cash for anticipated purchases of portfolio securities and to provide for shareholder redemptions and operational expenses of the Funds. For temporary defensive purposes, when the Advisor determines that market conditions warrant, a Fund may depart from its normal investment strategies and money market instruments may be emphasized, even to the point that 100% of the Fund’s assets may be so invested. Market conditions that may warrant a temporary defensive measure include weak market fundamentals, excessive volatility or a prolonged general decline in the securities markets or in the securities in which a Fund normally invests. Money market instruments mature in 13 months or less and include U.S. Government obligations, repurchase agreements, bank debt instruments, shares of money market funds and other short-term obligations. When a Fund invests for temporary defensive purposes, it may not achieve its investment objectives.

Jamestown Tax Exempt Virginia Fund. Although the Advisor intends to invest virtually all the assets of The Jamestown Tax Exempt Virginia Fund in obligations exempt from federal and Virginia state income taxes, market conditions may from time to time limit the availability of such obligations. During periods when the Fund is unable to purchase such obligations, the Advisor will seek to invest the assets of the Fund in municipal obligations the interest on which is exempt from federal income taxes, but which is subject to the personal income taxes of Virginia.

To protect the capital of shareholders of the Fund under adverse market conditions, the Fund may from time to time deem it prudent to hold cash or tax-exempt floating rate notes, or to purchase taxable short-term obligations. The Fund may hold up to 50% of its assets in cash or taxable short-term obligations as a temporary defensive measure. This may result in a decrease in the Fund’s yield or an increase in the proportion of its taxable income. These securities may consist of obligations of the United States Government, its agencies or instrumentalities and repurchase agreements secured by such instruments; certificates of deposit of domestic banks having capital, surplus and undivided profits in excess of $100 million; bankers’ acceptances of such banks; and commercial paper and other corporate debt obligations that are rated in the two highest rating categories by a nationally recognized rating agency. When the Fund invests for temporary defensive purposes, it may not achieve its investment objectives.

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HOW TO PURCHASE SHARES

There are no sales commissions charged to investors. You may obtain assistance in opening an account by calling Ultimus Fund Solutions, LLC (the “Administrator”) toll-free 1-866-738-1126, or by writing to the Administrator at the address shown below for regular mail orders. You may also obtain assistance through any broker-dealer or financial institution authorized to sell shares of the Funds. Contact your brokerage firm or financial institution to determine whether it is authorized to accept orders on behalf of the Funds. Your broker-dealer or financial institution may charge you a fee for its services.

You may open an account by mail or bank wire or through your broker or financial institution by following the procedures described below:

Minimum Initial Investment. The minimum initial investment in each Fund is $5,000, or $1,000 for tax-deferred retirement accounts. The Funds may, in the Advisor’s sole discretion, accept certain accounts with less than the stated minimum initial investment.

Regular Mail Orders. An Account Application is available by calling 1-866-738-1126 or on the Funds’ website at www.jamestownfunds.com. Please complete and sign the Account Application, enclose your check made payable to the appropriate Fund, and mail it to:

The Jamestown Funds
c/o Shareholder Services
P.O. Box 46707
Cincinnati, Ohio 45246-0707

All purchase checks must be written in U.S. dollars and drawn on a U.S. bank. The Funds do not accept cash, drafts, “starter” checks, travelers’ checks, credit card checks, post-dated checks, cashier’s checks under $10,000, or money orders. In addition, to protect the Funds from check fraud, the Funds do not accept checks made payable to third parties.

By sending your check to the Administrator, please be aware that you are authorizing the Administrator to make a one-time electronic debit from your account at the financial institution indicated on your check. Your bank account will be debited as early as the same day the Administrator receives your payment in the amount of your check; no additional amount will be added to the total. The transaction will appear on your bank statement. Your original check will be destroyed once processed, and you will not receive your cancelled check back. If the Administrator cannot post the transaction electronically, you authorize the Administrator to present an image copy of your check for payment. If an order to purchase shares is cancelled because your check does not clear, you will be responsible for any resulting losses or fees incurred by the Funds or the Administrator in the transaction.

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Bank Wire Orders. You may invest in the Funds by bank wire. To establish a new account or add to an existing account by wire, please call the Administrator at 1-866-738-1126 before wiring funds to advise the Administrator of the investment, the dollar amount and the account registration. For initial purchases, you should be prepared to provide the Administrator, by mail or facsimile, with a completed, signed Account Application. This will ensure prompt and accurate handling of your investment. Please have your bank use the following wiring instructions to purchase by wire:

US Bank NA
ABA# 042000013
For The Jamestown Funds #0199456716
For [Name of Fund]
For [Shareholder name and account number
       or tax identification number]

It is important that the wire contains all information and that the Administrator receives prior telephone notification to ensure proper credit. Once your wire is sent you should, as soon as possible thereafter, complete and mail your Account Application to the Administrator as described under “Regular Mail Orders” above.

Through Your Broker or Financial Institution. Shares of the Funds may be purchased through certain brokerage firms and financial institutions that are authorized to accept orders on behalf of the Funds and such organizations may be authorized to designate intermediaries to accept orders on behalf of the Funds. Orders will be priced at the Fund’s net asset value (“NAV”) next determined after your order is received by such organization, or its authorized designee, in proper form. These organizations may charge you transaction fees on purchases of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who purchase shares directly through the Funds. These organizations may be the shareholders of record of your shares. The Funds are not responsible for ensuring that these organizations or their authorized designees carry out their obligations to their customers. Shareholders investing in this manner should look to the organization through which they invest for specific instructions on how to purchase and redeem shares.

Additional Investments. You may add to your account by mail or wire at any time by purchasing shares at the then current NAV. Before making additional investments by bank wire, please call the Administrator at 1-866-738-1126 to alert the Administrator that your wire is to be sent. Follow the wire instructions above to send your wire. When calling for any reason, please have your account number ready, if known. Mail orders should include, when possible, the “Invest by Mail” stub that is attached to your Fund confirmation statement. Otherwise, be sure to identify your account in your letter.

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Important Information About Purchasing Shares. Shares will be purchased at a Fund’s NAV next determined after your order is received by the Administrator in proper form. An order is considered to be in proper form if it is complete and contains all necessary information to process the order, is accompanied by payment in full of the purchase amount, and is delivered in an approved manner as set forth in this Prospectus. Direct orders received in proper form by the Administrator, whether by mail or bank wire, prior to the close of the regular session of trading on the New York Stock Exchange (the “Exchange”) on any business day, generally 4:00 p.m. Eastern time, will purchase shares at the NAV next determined on that business day. If your order is not received by the close of the regular session of trading on the Exchange, your order will purchase shares at the NAV determined on the next business day. Purchase orders received in proper form by authorized broker-dealers and other financial institutions, or their authorized designees, prior to the close of the regular session of trading on the Exchange on any business day will purchase shares at the NAV determined on that day.

Important Information About Liability. You should be aware that the Funds’ Account Application contains provisions in favor of the Funds, the Advisor, the Administrator and certain of their affiliates, excluding such entities from certain liability in connection with the performance of any acts instructed by the shareholder or genuinely believed to be instructed by the shareholder; provided, however, that such entities will be excluded from liability only if such entities have exercised due care to determine that the instructions are genuine. If reasonable procedures are not followed by such entities, they will not be excluded from liability.

Automatic Investment Plan. The Automatic Investment Plan enables you to make automatic investments in shares of the Funds from your bank, savings and loan or other depository institution account. With your authorization and bank approval, the Administrator will automatically charge your account the amount specified ($100 minimum) which will be automatically invested in Fund shares at the then current NAV on or about the 15th day and/or the last business day of the month. Your depository institution may impose its own charge for making transfers from your account. You may change the amount of the investment or discontinue the plan at any time by writing to the Administrator.

Exchange Privilege. You may use proceeds from the redemption of shares of any Fund to purchase shares of another Fund, provided that shares of the Fund to be acquired are offered for sale in your state of residence. There is no charge for this exchange privilege. Before making an exchange, you should read the portion of the Prospectus relating to the Fund into which the shares are to be exchanged. The shares of the Fund to be acquired will be purchased at the NAV next determined after receipt by the Administrator of the written exchange request in proper form. The exchange of shares of one Fund for shares of another Fund is treated, for federal income tax purposes, as a sale on which you may realize a taxable gain or loss. To prevent the abuse of the exchange privilege to the disadvantage of other shareholders, each Fund reserves the right to terminate or modify the exchange privilege upon 60 days’ notice to shareholders.

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Customer Identification and Verification. To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Funds must obtain the following information for each person that opens a new account:

•	Name;

•	Date of birth (for individuals);

•	Residential or business street address (although post office boxes are still permitted for mailing); and

•	Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver’s license, passport, or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

After an account is opened, the Funds may restrict your ability to purchase additional shares until your identity is verified. The Funds also may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

Frequent Purchases and Redemptions of Fund Shares. The Funds have been designed as long-term investments and not as frequent or short-term trading (“market timing”) options. The Funds discourage and do not accommodate frequent purchases and redemptions. Accordingly, the Board of Trustees has adopted policies and procedures in an effort to detect and prevent market timing in the Funds. The Funds, through their service providers, monitor shareholder trading activity to ensure compliance with the Funds’ policies. The Funds prepare reports illustrating purchase and redemption activity to detect market timing activity. The Funds have also reserved the right to impose a limit on the number of exchanges between the Funds. In addition, the Funds reserve the right to reject any purchase request that they believe to be market timing or otherwise potentially disruptive in nature. These actions, in the Board’s opinion, should help reduce the risk of abusive trading in the Funds. The Funds may also modify any terms or conditions of purchase of shares or withdraw all or any part of the offering made by this Prospectus. Each of the restrictions on frequent purchases and redemptions of Fund shares described above applies uniformly in all cases.

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The Funds believe that market timing activity is not in the best interest of shareholders. Market timing can be disruptive to the portfolio management process and may adversely impact the ability of the Advisor to implement the Funds’ investment strategies. In addition to being disruptive, the risks to the Funds presented by market timing are higher expenses through increased trading and transaction costs; forced and unplanned portfolio turnover; large asset swings that decrease the Funds’ ability to maximize investment returns; and potentially diluting the value of the Funds’ shares. These risks can have an adverse affect on the Funds’ performance.

The Funds have entered into agreements with intermediaries obligating them to provide, upon request, information regarding their customers and their customers’ transaction in shares of the Funds when shares are held in omnibus accounts. The Funds rely on intermediaries to help enforce their market timing policies. For example, intermediaries assist the Funds in determining whether an investor is trading in violation of the Funds’ policies. The Funds reserve the right to reject an order placed from an omnibus account. Although the Funds have taken these steps to discourage frequent purchases and redemptions of shares, the Funds cannot guarantee that such trading will not occur.

HOW TO REDEEM SHARES

You may redeem shares of the Funds on each day that the Exchange is open for business. You may redeem shares by mail or through your broker or financial institution by following the procedures described below:

By Mail. Your request should be mailed to the The Jamestown Funds, c/o Shareholder Services, P.O. Box 46707, Cincinnati, Ohio 45246-0707 and include the following information:

•
your letter of instruction or a stock assignment specifying the name of the applicable Fund, the account number, and the number of shares or dollar amount to be redeemed. This request must be signed by all registered shareholders in the exact names in which they are registered;

•	any required signature guarantees (see “Signature Guarantees”); and

•	other supporting legal documents, if required in the case of estates, trusts, guardianships, custodianships, corporations, partnerships, pension or profit sharing plans, and other organizations.

All redemption orders received in proper form, as indicated herein, by the Administrator prior to the close of the regular session of trading on the Exchange, generally 4:00 p.m. Eastern time, will redeem shares at the NAV determined as of that business day’s close of trading. Otherwise, your order will redeem shares at the NAV determined on the next business day. An order is considered to be in proper form if it is complete and contains all necessary information to process

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the order (including the proper account information, the number of shares or dollar amount to be redeemed and the appropriate signatures), and is delivered in an approved manner as set forth in this Prospectus

If you are uncertain of the requirements for redemption, please contact the Administrator at 1-866-738-1126, or write to the address shown above.

Through Your Broker or Financial Institution. You may also redeem your shares through a brokerage firm or financial institution that has been authorized to accept orders on behalf of the Funds. Your redemption will be processed at the NAV next determined after your order is received by such organization in proper form. NAV is normally determined at 4:00 p.m., Eastern time. Your brokerage firm or financial institution may require a redemption request to be received at an earlier time during the day in order for your redemption to be effective as of the day the order is received. These organizations may be authorized to designate other intermediaries to act in this capacity. Such an organization may charge you transaction fees on redemptions of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who redeem shares directly through the Administrator.

Receiving Payment. Your redemption proceeds will be mailed to you within 3 business days after receipt of your redemption request in proper form. However, a Fund may delay forwarding a redemption check for recently purchased shares while it determines whether the purchase payment will be honored. In such cases, the NAV next determined after receipt of your request for redemption will be used in processing your redemption and your redemption proceeds will be mailed to you upon clearance of your check to purchase shares. You may reduce or avoid such delay (which may take up to 15 days from the purchase date) if you purchase shares by certified check or wire transfer.

You may choose to have redemption proceeds mailed to your address of record, your bank, or to any other authorized person. You may have the proceeds sent to your domestic bank by bank wire ($5,000 minimum) or through an Automated Clearing House (“ACH”) transaction ($100 minimum) on days that your bank is open for business. Redemption proceeds will only be sent to the bank account or person named in your Account Application currently on file with the Funds. You may change your redemption instructions any time you wish by sending a letter to the Administrator with your new redemption instructions.

The Board of Trustees reserves the right to involuntarily redeem any account having an account value of less than $5,000, or less than $1,000 for tax-deferred retirement accounts (due to redemptions, exchanges or transfers, but not due to market action) upon 60 days’ written notice. If you bring your account value up to the minimum requirements during the notice period, your account will not be redeemed. Redemptions from retirement plans may be subject to tax withholding.

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Signature Guarantees. To protect your account and the Funds from fraud, a signature guarantee may be required to be sure that you are the person who has authorized a redemption if the shares to be redeemed have a value of more than $50,000. Signature guarantees are also required (1) for change of registration requests, (2) for requests to establish or change redemption services other than through your initial Account Application, and (3) if the name(s) or the address on your account has been changed within 15 days of your redemption request. The Administrator will accept signatures guaranteed by a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution that participates in the STAMP Medallion Program sponsored by the Securities Transfer Association. Signature guarantees from financial institutions that do not participate in the STAMP Medallion Program will not be accepted. A notary public cannot provide a signature guarantee. The Administrator has adopted standards for accepting signature guarantees from the above institutions. The Funds and the Administrator reserve the right to amend these standards at any time without notice.

Systematic Withdrawal Plan. If your shares of any Fund are valued at $10,000 or more at the current NAV, you may establish a Systematic Withdrawal Plan to receive a check, on the 15th and/or the last business day of each month, in a stated amount of not less than $100. The Funds will automatically redeem sufficient shares from your account to meet the specified withdrawal amount. You may establish this service whether dividends and distributions are reinvested or paid in cash. Systematic withdrawals may be deposited directly to your bank account by completing the applicable section on the Account Application or by writing to the Administrator.

Redemptions in Kind. Each Fund reserves the right to make payment for a redemption in securities rather than cash, which is known as a “redemption in kind.” This would be done only when circumstances exist that would, in the opinion of the Advisor, make it in the best interests of the Fund and its shareholders to do so. A redemption in kind will consist of securities equal in market value to your shares. When you convert these securities to cash, you may pay brokerage charges.

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HOW NET ASSET VALUE IS DETERMINED

The NAV of each Fund is determined on each business day that the Exchange is open for trading, as of the close of the Exchange (currently 4:00 p.m., Eastern time). Each Fund’s NAV is determined by dividing the total value of all Fund securities (valued at market value) and other assets, less liabilities, by the total number of shares then outstanding. NAV includes interest on fixed income securities, which is accrued daily. See the Statement of Additional Information for further details.

Securities traded on a national stock exchange are valued based upon the closing price on the principal exchange where the security is traded. Securities that are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Securities that are traded over-the-counter are valued at the last sale price, if available; otherwise, at the last quoted bid price. Fixed income securities will ordinarily be traded in the over-the-counter market and common stocks will ordinarily be traded on a national securities exchange, but may also be traded in the over-the-counter market.

When market quotations are not readily available, securities may be valued on the basis of prices provided by an independent pricing service. The prices provided by the pricing service are determined with consideration given to institutional bid and last sale prices and take into account securities prices, yields, maturities, call features, ratings, institutional trading in similar groups of securities and developments related to specific securities. If a pricing service cannot provide a valuation or the Advisor believes the price received from the pricing service is not indicative of fair value, securities will be valued in good faith at fair value using methods approved by the Board of Trustees. Valuing portfolio securities at fair value involves reliance on judgment and a security’s fair value may differ depending on the method used for determining value. As a result, the values of some securities used to calculate a Fund’s NAV may differ from quoted or published prices for the same securities.

To the extent any assets of a Fund are invested in other open-end investment companies that are registered under the Investment Company Act of 1940, the Fund’s NAV with respect to those assets is calculated based upon the NAVs of such registered open-end investment companies, and the prospectuses for these companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

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MANAGEMENT OF THE FUNDS

Each Fund is a series of Williamsburg Investment Trust (the “Trust”), an open-end management investment company organized as a Massachusetts business trust. The Board of Trustees supervises the business activities of the Funds. Like other mutual funds, the Trust retains various organizations to perform specialized services for the Funds.

Subject to the authority of the Board of Trustees, Lowe, Brockenbrough & Company, Inc. (the “Advisor”) provides a continuous program of supervision of each Fund’s assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities, pursuant to Investment Advisory Agreements with the Trust. The Advisor is also responsible for the selection of broker-dealers through which each Fund executes portfolio transactions, subject to brokerage policies approved by the Trustees, and provides certain executive personnel to the Funds.

In addition to acting as investment advisor to the Funds, the Advisor also provides investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts and individuals. The address of the Advisor is 1802 Bayberry Court, Suite 400, Richmond, Virginia 23226.

Jamestown Balanced Fund — Charles M. Caravati, III, CFA and Lawrence B. Whitlock, Jr., CFA are primarily responsible for managing that portion of The Jamestown Balanced Fund invested in equity securities and have acted in this capacity since January 2002. Mr. Caravati is Chief Investment Officer and a Managing Director of the Advisor and has been with the firm since 1992. Mr. Whitlock has been a Managing Director of the Advisor since 1993. Joseph A. Jennings, III, CFA is primarily responsible for managing that portion of The Jamestown Balanced Fund invested in fixed income securities and has acted in this capacity since September 1999. Mr. Jennings is a Managing Director of the Advisor and has been with the firm since 1999.

Compensation of the Advisor with respect to The Jamestown Balanced Fund, based upon the Fund’s average daily net assets, is at the following annual rates: 0.65% on the first $250 million; 0.60% on the next $250 million; and 0.55% on assets over $500 million. During the fiscal year ended March 31, 2013, The Jamestown Balanced Fund paid investment advisory fees (after fee waivers) equal to 0.64% of the Fund’s average daily net assets. The Advisor currently intends to waive its investment advisory fees to the extent necessary to limit the total operating expenses of the Fund (excluding Acquired Fund Fees and Expenses, if any) to 1.22% per annum of its average daily net assets.

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However, there is no assurance that any voluntary fee waivers will continue in the current or future fiscal years, and annual operating expenses of the Fund may therefore exceed 1.22% of its average daily net assets.

Jamestown Equity Fund — Charles M. Caravati, III, CFA and Lawrence B. Whitlock, Jr., CFA are primarily responsible for managing the portfolio of The Jamestown Equity Fund and have acted in this capacity since January 2002.

Compensation of the Advisor with respect to The Jamestown Equity Fund, based upon the Fund’s average daily net assets, is at the following annual rates: 0.65% on the first $500 million; and 0.55% on assets over $500 million. During the fiscal year ended March 31, 2013 , The Jamestown Equity Fund paid investment advisory fees equal to 0.65% of the Fund’s average daily net assets.

Jamestown Tax Exempt Virginia Fund — Joseph A. Jennings, III, CFA is primarily responsible for managing the portfolio of The Jamestown Tax Exempt Virginia Fund and has acted in this capacity since July 2005. Mr. Jennings is a Managing Director of the Advisor and has been with the firm since 1999.

Compensation of the Advisor with respect to The Jamestown Tax Exempt Virginia Fund, based upon the Fund’s average daily net assets, is at the following annual rates: 0.40% on the first $250 million; 0.35% on the next $250 million; and 0.30% on assets over $500 million. During the fiscal year ended March 31, 2013 , The Jamestown Tax Exempt Virginia Fund paid investment advisory fees (after fee waivers) equal to 0.32% of the Fund’s average daily net assets. The Advisor currently intends to waive its investment advisory fees to the extent necessary to limit the total operating expenses of the Fund (excluding Acquired Fund Fees and Expenses) to 0.69% per annum of its average daily net assets. However, there is no assurance that any voluntary fee waivers will continue in the current or future fiscal years, and annual operating expenses of the Fund may therefore exceed 0.69% of its average daily net assets.

For More Information — The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of shares of the Funds.

For a discussion of the factors considered by the Board of Trustees in its most recent approval of each Fund’s Investment Advisory Agreement, including the Board’s conclusions with respect thereto, see the Funds’ annual report for the year ended March 31, 2013 .

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DIVIDENDS, DISTRIBUTIONS AND TAXES

Each Fund has qualified and intends to remain qualified as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986. By so qualifying, each Fund will not be subject to federal income tax on that part of its net investment income and net realized capital gains that it distributes to its shareholders. Shareholders are liable for taxes on distributions of net investment income and net realized capital gains of the Funds but, of course, shareholders who are not subject to tax on their income will not be required to pay taxes on amounts distributed to them. Each of The Jamestown Balanced Fund and The Jamestown Equity Fund intends to declare dividends from net investment income quarterly, payable in March, June, September and December, on a date selected by management. The Jamestown Tax Exempt Virginia Fund intends to declare dividends from net investment income on each business day and to pay such dividends monthly. In addition, distributions may be made annually in December out of any net short-term or long-term capital gains derived from the sale of securities realized through October 31 of that year. Each Fund may make a supplemental distribution of capital gains at the end of its fiscal year. The nature and amount of all dividends and distributions will be identified separately when tax information is distributed by the Funds at the end of each year. The Funds intend to withhold federal income taxes on taxable distributions made to persons who are neither citizens nor residents of the United States or other shareholders subject to such withholding.

Distributions attributable to ordinary income and short-term capital gains are generally taxed as ordinary income, although certain income dividends may be taxed to non-corporate shareholders at long-term capital gains rates. In the case of corporations that hold shares of the Funds, certain income may qualify for a 70% dividends-received deduction. Distributions of long-term capital gains are generally taxed as long-term capital gains, regardless of how long you have held your Fund shares.

There is no fixed dividend rate, and there can be no assurance as to the payment of any dividends or the realization of any gains for any Fund. Current practice of The Jamestown Balanced Fund and The Jamestown Equity Fund, subject to the discretion of management, is for declaration and payment of income dividends during the last week of each calendar quarter. Dividends and capital gains distributions may be reinvested in additional shares of the Funds or paid in cash, as indicated on your Account Application. If no option is selected on your Application, distributions will automatically be reinvested in additional shares. Tax consequences to shareholders of dividends and distributions are the same if received in cash or if received in additional shares of the Funds. In addition to federal taxes, you may be subject to state and local taxes on distributions.

The Emergency Economic Stabilization Act of 2008 requires that mutual fund companies report cost basis information to the Internal Revenue Service (“IRS”) on Form 1099-B for any sale of mutual fund shares acquired after January

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1, 2012 (“Covered Shares”). Under the new regulations, mutual funds must select a default cost basis calculation method and apply that method to the sale of Covered Shares unless an alternate IRS approved method is specifically elected in writing by the shareholder. Average Cost, which is the mutual fund industry standard, has been selected as the Funds’ default cost basis calculation method. If a shareholder determines that an IRS approved cost basis calculation method other than the Funds’ default method of Average Cost is more appropriate, the shareholder must contact the Fund at the time of or in advance of the sale of Covered Shares that are to be subject to that alternate election. IRS regulations do not permit the change of a cost basis election on previously executed trades.

All Covered Shares purchased in non-retirement accounts are subject to the new cost basis reporting legislation. Non-covered shares are mutual fund shares that were acquired prior to the effective date of January 1, 2012. Cost basis information will not be reported to the IRS or shareholder upon the sale of any non-covered mutual fund shares. Non-covered shares will be redeemed first unless otherwise specified.

Redemptions and exchanges of shares of the Funds are taxable events on which you may realize a gain or loss.

Jamestown Tax Exempt Virginia Fund — Because The Jamestown Tax Exempt Virginia Fund intends to distribute to shareholders substantially all of its net investment income and net realized capital gains in accordance with the timing requirements imposed by the Internal Revenue Code, it is expected that the Fund will not be required to pay any federal income or excise taxes. The Fund also expects that its dividends paid from interest on municipal obligations will generally be exempt from federal income tax because the Fund intends to satisfy certain requirements of the Internal Revenue Code. One such requirement is that at the close of each quarter of the taxable year of the Fund, at least 50% of the value of its total assets consist of obligations whose interest is exempt from federal income tax. Distributions of income from investments in taxable securities and from certain other investments of the Fund (including capital gains from the sale of securities) will be taxable to the shareholder, whether distributed in cash or in additional shares. However, it is expected that such amounts will not be substantial in relation to the tax-exempt interest received by the Fund.

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A statement will be sent to each shareholder of the Fund after the end of each calendar year setting forth the federal income tax status of all distributions for such calendar year, including the portion exempt from federal income tax as “exempt-interest dividends;” the portion, if any, that is a tax preference item under the federal alternative minimum tax; the portion taxable as ordinary income; and the portion taxable as capital gains.

Current federal tax law limits the types and volume of bonds qualifying for the federal income tax exemption of interest and makes interest on certain tax-exempt bonds and distributions by the Fund of such interest a tax preference item for purposes of the individual and corporate alternative minimum tax. In addition, all exempt-interest dividends may affect a corporate shareholder’s alternative minimum tax liability. Applicable tax law and changes therein may also affect the availability of municipal obligations for investment by the Fund and the value of the Fund’s portfolio.

Under existing Virginia tax laws, as long as the Fund qualifies as a “regulated investment company” under the Internal Revenue Code, and provided the Fund is invested in obligations the interest on which would be exempt from Virginia personal income taxes if held directly by an individual shareholder (such as obligations of Virginia or its political subdivisions, or of the United States or of certain territories or possessions of the United States), dividends paid by the Fund that represent interest received by the Fund on such obligations will be exempt from Virginia personal income taxes. To the extent that distributions by the Fund are derived from long-term or short-term capital gains on such obligations, or from interest or capital gains on other types of obligations, such distributions will not be exempt from Virginia personal income tax.

Capital gains or losses realized from a redemption of shares of the Fund by a Virginia resident will be taxable for Virginia personal income tax purposes. Interest on indebtedness incurred (directly or indirectly) by a shareholder of the Fund to purchase or carry shares of the Fund will not be deductible for Virginia income tax purposes.

This discussion of the federal and state income tax consequences of an investment in the Funds is not exhaustive on the subject. Consequently, investors should seek qualified tax advice.

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FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund’s financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Funds (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, the Funds’ independent registered public accounting firm, whose report, along with the Funds’ financial statements, is included in the annual report, which is available upon request.

THE JAMESTOWN BALANCED FUND

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year
	Years Ended March 31,
	2013	2012	2011	2010	2009
Net asset value at beginning of year	$13.86	$13.16	$12.11	$10.09	$12.95

Income (loss) from investment operations:
Net investment income	0.15	0.14	0.16	0.22	0.25
Net realized and unrealized gains (losses) on investments	0.98	0.71	1.06	2.04	(2.91)
Total from investment operations	1.13	0.85	1.22	2.26	(2.66)

Less distributions:
Dividends from net investment income	(0.16)	(0.15)	(0.17)	(0.24)	(0.20)
Distributions from net realized gains	(0.58)	—	—	—	—
Total distributions	(0.74)	(0.15)	(0.17)	(0.24)	(0.20)

Net asset value at end of year	$14.25	$13.86	$13.16	$12.11	$10.09

Total return(a)	8.68%	6.56%	10.24%	22.56%	(20.75% )

Net assets at end of year (000’s)	$19,664	$19,048	$21,331	$22,183	$21,072

Ratio of total expenses to average net assets	1.29%	1.28%	1.24%	1.20%	1.14%

Ratio of net expenses to average net assets(b)	1.22%	1.21%	1.18%	1.11%	1.05%

Ratio of net investment income to average net assets(b)	1.11%	1.08%	1.31%	1.98%	2.10%

Portfolio turnover rate	21%	20%	30%	40%	43%

(a)
Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	Ratios were determined based on net expenses after voluntary advisory fee waivers by the Advisor and/or expense reimbursements through a directed brokerage arrangement.

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THE JAMESTOWN EQUITY FUND

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year
	Years Ended March 31,
	2013	2012	2011	2010	2009
Net asset value at beginning of year	$17.73	$16.54	$14.67	$11.01	$16.68

Income (loss) from investment operations:
Net investment income	0.15	0.09	0.09	0.10	0.08
Net realized and unrealized gains (losses) on investments	1.93	1.21	1.87	3.64	(5.68)
Total from investment operations	2.08	1.30	1.96	3.74	(5.60)

Less distributions:
Dividends from net investment income	(0.15)	(0.11)	(0.09)	(0.08)	—
Distributions from net realized gains	(0.06)	—	—	—	—
Return of capital	—	—	—	—	(0.07)
Total distributions	(0.21)	(0.11)	(0.09)	(0.08)	(0.07)

Net asset value at end of year	$19.60	$17.73	$16.54	$14.67	$11.01

Total return(a)	11.84%	7.89%	13.48%	33.96%	(33.63% )

Net assets at end of year (000’s)	$28,316	$27,703	$28,359	$26,534	$18,790

Ratio of total expenses to average net assets	1.11%	1.11%	1.13%	1.16%	1.15%

Ratio of net expenses to average net assets(b)	1.06%	1.06%	1.09%	1.12%	1.10%

Ratio of net investment income to average net assets(b)	0.81%	0.56%	0.56%	0.78%	0.56%

Portfolio turnover rate	28%	28%	49%	59%	69%

(a)
Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	Ratios were determined based on net expenses after expense reimbursements through a directed brokerage arrangement.

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THE JAMESTOWN TAX EXEMPT VIRGINIA FUND

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year
	Years Ended March 31,
	2013	2012		2011	2010	2009
Net asset value at beginning of year	$10.57	$10.25		$10.33	$10.24	$10.10

Income (loss) from investment operations:
Net investment income	0.26	0.29		0.29	0.30	0.34
Net realized and unrealized gains (losses) on investments	(0.06)	0.32		(0.06)	0.11	0.13
Total from investment operations	0.20	0.61		0.23	0.41	0.47

Less distributions:
Dividends from net investment income	(0.27)	(0.29)		(0.29)	(0.31)	(0.33)
Distributions from net realized gains	(0.03)	(0.00	)(a)	(0.02)	(0.01)	(0.00	)(a)
Total distributions	(0.30)	(0.29)		(0.31)	(0.32)	(0.33)

Net asset value at end of year	$10.47	$10.57		$10.25	$10.33	$10.24

Total return(b)	1.88%	6.03%		2.26%	4.04%	4.77%

Net assets at end of year (000’s)	$27,782	$30,063		$30,368	$32,905	$32,730

Ratio of total expenses to average net assets	0.76%	0.77%		0.76%	0.75%	0.77%

Ratio of net expenses to average net assets(c)	0.69%	0.69%		0.69%	0.69%	0.69%

Ratio of net investment income to average net assets(c)	2.50%	2.75%		2.78%	2.89%	3.31%

Portfolio turnover rate	15%	2%		8%	16%	10%

(a)	Amount rounds to less than a penny per share.

(b)
Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Ratios were determined after voluntary advisory fee waivers by the Adviser.

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PRIVACY NOTICE
FACTS	WHAT DO THE JAMESTOWN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?
The types of personal information we collect and share depend on the product or service you have with us. This information can include:
▪ Social Security number
▪ Assets
▪ Retirement Assets
▪ Transaction History
▪ Checking Account Information
▪ Purchase History
▪ Account Balances
▪ Account Transactions
▪ Wire Transfer Instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?
All financial companies need to share your personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons The Jamestown Funds choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do The Jamestown Funds share?	Can you limit this sharing?
For our everyday business purposes – Such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-866-738-1126

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Who we are
Who is providing this notice?	Williamsburg Investment Trust Ultimus Fund Distributors, LLC Ultimus Fund Solutions, LLC
What we do
How do The Jamestown Funds protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How do The Jamestown Funds collect my personal information?
We collect your personal information, for example, when you
▪ Provide account information
▪ Give us your contact information
▪ Make deposits or withdrawals from your account
▪ Make a wire transfer
▪ Tell us where to send the money
▪ Tell us who receives the money
▪ Show your government-issued ID
▪ Show your driver’s license
We also collect your personal information from other companies.

Why can’t I limit all sharing?
Federal law gives you the right to limit only
▪ Sharing for affiliates’ everyday business purposes – information about your creditworthiness
▪ Affiliates from using your information to market to you
▪ Sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates
Companies related by common ownership or control. They can be financial and nonfinancial companies.
▪ Lowe, Brockenbrough & Company Inc., the investment adviser to The Jamestown Funds, could be deemed to be an affiliate.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ▪ The Jamestown Funds do not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ▪ The Jamestown Funds don’t jointly market.

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THE JAMESTOWN FUNDS No-Load Mutual Funds
Investment Advisor
Lowe, Brockenbrough & Co., Inc.
1802 Bayberry Court, Suite 400
Richmond, Virginia 23226
www.jamestownfunds.com

Administrator
Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, Ohio 45246-0707
(Toll-Free) 1-866-738-1126

Custodian
US Bank NA
425 Walnut Street
Cincinnati, Ohio 45202

Independent Registered Public
Accounting Firm
Ernst & Young LLP
312 Walnut Street, Suite 1900
Cincinnati, Ohio 45202

Legal Counsel
Sullivan & Worcester LLP
One Post Office Square
Boston, Massachusetts 02109

Board of Trustees
John P. Ackerly, IV
John T. Bruce
Robert S. Harris
J. Finley Lee, Jr.
Richard L. Morrill
Harris V. Morrissette

PORTFOLIO MANAGERS

The Jamestown Balanced Fund
Charles M. Caravati, III, CFA
Lawrence B. Whitlock, Jr., CFA
Joseph A. Jennings, III, CFA

The Jamestown Equity Fund
Charles M. Caravati, III, CFA
Lawrence B. Whitlock, Jr., CFA

The Jamestown Tax Exempt
Virginia Fund
Joseph A. Jennings, III, CFA

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FOR ADDITIONAL INFORMATION

Additional information about the Funds is included in the Statement of Additional Information (“SAI”), which is incorporated by reference in its entirety. A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the SAI.

Additional information about the Funds’ investments is available in the Funds’ annual and semiannual reports to shareholders. In the Funds’ annual report, you will find a discussion of the market conditions and strategies that significantly affected the Funds’ performance during their last fiscal year.

To obtain a free copy of the SAI, the annual and semiannual reports or other information about the Funds, or to make inquiries about the Funds, please call Toll-Free

1-866-738-1126

This Prospectus, the SAI and the most recent shareholder reports are also available without charge on the Funds’ website at www.jamestownfunds.com.

Only one copy of a Prospectus or an annual or semiannual report will be sent to each household address. This process, known as “Householding,” is used for most required shareholder mailings. (It does not apply to confirmations of transactions and account statements, however.) You may, of course, request an additional copy of a Prospectus or an annual or semiannual report at any time by calling or writing the Funds. You may also request that Householding be eliminated from all your required mailings.

Information about the Funds (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s public reference room in Washington, D.C. Information about the operation of the public reference room may be obtained by calling the Commission at 1-202-551-8090. Reports and other information about the Funds are available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov.

Copies of information on the Commission’s Internet site may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to: Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-1520.

The Funds are series of Williamsburg Investment Trust (File No. 811-05685)

STATEMENT OF ADDITIONAL INFORMATION

THE DAVENPORT FUNDS

DAVENPORT CORE FUND – Ticker: DAVPX
DAVENPORT VALUE & INCOME FUND – Ticker: DVIPX
DAVENPORT EQUITY OPPORTUNITIES FUND – Ticker: DEOPX

Series of
WILLIAMSBURG INVESTMENT TRUST

August 1, 2013

FUND OBJECTIVES, INVESTMENTS, STRATEGIES AND RISKS	2
INVESTMENT LIMITATIONS	6
TRUSTEES AND OFFICERS	10
INVESTMENT ADVISER	17
ADMINISTRATOR	21
DISTRIBUTOR	22
OTHER SERVICE PROVIDERS	23
PORTFOLIO SECURITIES AND BROKERAGE	23
SPECIAL SHAREHOLDER SERVICES	24
PURCHASE OF SHARES	25
REDEMPTION OF SHARES	26
NET ASSET VALUE DETERMINATION	27
FUND EXPENSES	27
ADDITIONAL TAX INFORMATION	28
GENERAL INFORMATION ABOUT THE TRUST	30
CALCULATION OF PERFORMANCE DATA	32
FINANCIAL STATEMENTS AND REPORTS	35
POLICIES AND PROCEDURES FOR VOTING PROXIES	36

This Statement of Additional Information is not a prospectus and should only be read in conjunction with the Prospectus of The Davenport Funds dated August 1, 2013 .  This Statement of Additional Information is incorporated by reference in its entirety into the Prospectus. The Prospectus may be obtained from the Funds, at no charge, by writing to Williamsburg Investment Trust, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, or by calling toll-free 1-800-281-3217.

FUND OBJECTIVES, INVESTMENTS, STRATEGIES AND RISKS

The Davenport Core Fund (the “Core Fund”), the Davenport Value & Income Fund (the “Value & Income Fund”) and the Davenport Equity Opportunities Fund (the “Equity Opportunities Fund”) are three separate investment portfolios of Williamsburg Investment Trust (the “Trust”).  All information contained herein applies to each of the Funds unless otherwise noted.

The investment objectives and principal strategies of the Funds are described in the Prospectus.  Supplemental information about these strategies is set forth below.  Certain capitalized terms used herein are defined in the Prospectus.

Foreign Securities.  Each Fund may invest up to 30% of its net assets in foreign securities if Davenport & Company LLC (the “Adviser”) believes such investment would be consistent with the Fund’s investment objective.  The Funds may invest in securities of foreign issuers directly or in the form of sponsored American Depositary Receipts (“ADRs”).  ADRs are receipts typically issued by an American bank or trust company that evidence ownership of underlying securities issued by a foreign corporation.  The same factors would be considered in selecting foreign securities as with domestic securities, as discussed in the Prospectus.  If a change in securities values or net assets results in a Fund having more than 30% of its net assets invested in foreign securities, the Adviser will not be required to sell foreign securities in order to reduce the Fund’s holdings to below 30%.

Foreign securities investment presents special considerations not typically associated with investments in domestic securities.  Foreign taxes may reduce income.  Currency exchange rates and regulations may cause fluctuations in the value of foreign securities.  Foreign securities are subject to different regulatory environments than in the United States and, compared to the United States, there may be a lack of uniform accounting, auditing and financial reporting standards, less volume and liquidity and more volatility, less public information, and less regulation of foreign issuers.  Countries have been known to expropriate or nationalize assets, and foreign investments may be subject to political, financial or social instability or adverse diplomatic developments.  There may be difficulties in obtaining service of process on foreign issuers and difficulties enforcing judgments against such issuers with respect to claims under U.S. securities laws.  Favorable or unfavorable differences between U.S. and foreign economies could affect foreign securities values.  The U.S. Government has, in the past, discouraged certain foreign investments by U.S. investors through taxation or other restrictions and it is possible that such restrictions could be imposed again. In addition to these risks, foreign economies may be less stable than the U.S. economy.  For example, European Union member countries that use the Euro as their currency (Eurozone countries) lack the ability to implement an independent monetary policy and may be significantly affected by requirements that limit their fiscal options.  Eurozone country Greece defaulted on its national debt in March 2012 in a restructuring that forced investors to write off more than 100 billion Euros of debt.  Other Eurozone countries, including Ireland, Portugal, Italy and Spain, are facing significant economic strains, some of which may have negative long-term effects for their economies and the economies of other European countries.

Warrants and Rights. Warrants are essentially options to purchase equity securities at specific prices and are valid for a specific period of time.  Prices of warrants do not necessarily move in

2

concert with the prices of the underlying securities.  Rights are similar to warrants but generally have a short duration and are distributed directly by the issuer to its shareholders.  Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

U.S. Government Securities.  The Funds may invest in debt obligations that are issued or guaranteed by the U.S. Government, its agencies and instrumentalities (“U.S. Government Securities”) as described herein.  U.S. Government Securities include the following securities: (1) U.S. Treasury obligations of various interest rates, maturities and issue dates, such as U.S. Treasury bills (mature in one year or less), U.S. Treasury notes (mature in one to seven years), and U.S. Treasury bonds (mature in more than seven years), the payments of principal and interest of which are all backed by the full faith and credit of the U.S. Government; (2) obligations issued or guaranteed by U.S. Government agencies or instrumentalities, some of which are backed by the full faith and credit of the U.S. Government, e.g., obligations of the Government National Mortgage Association (“GNMA”), the Farmers Home Administration and the Export Import Bank; some of which do not carry the full faith and credit of the U.S. Government but which are supported by the right of the issuer to borrow from the U.S. Government, e.g., obligations of the Tennessee Valley Authority, the U.S. Postal Service, the Federal National Mortgage Association (“FNMA”), and the Federal Home Loan Mortgage Corporation (“FHLMC”); and some of which are backed only by the credit of the issuer itself, e.g., obligations of the Student Loan Marketing Association, the Federal Home Loan Banks and the Federal Farm Credit Bank; and (3) any of the foregoing purchased subject to repurchase agreements as described herein.  The guarantee of the U.S. Government does not extend to the yield or value of U.S. Government Securities or the Funds’ shares.

Obligations of GNMA, FNMA and FHLMC may include direct pass-through “Certificates,” representing undivided ownership interests in pools of mortgages.  Such Certificates are guaranteed as to payment of principal and interest (but not as to price and yield) by the U.S. Government or the issuing agency.  Mortgage Certificates are subject to more rapid prepayment than their stated maturity date would indicate; their rate of prepayment tends to accelerate during periods of declining interest rates and, as a result, the proceeds from such prepayments may be reinvested in instruments that have lower yields.  To the extent such securities were purchased at a premium, such prepayments could result in capital losses.

In August 2011, Standard & Poor’s lowered the long-term sovereign credit rating of U.S. Government securities from AAA to AA+ and also downgraded the long-term credit ratings of U.S. government-sponsored enterprises.  Continued concerns over the extent of the government’s debt and fiscal burdens have prompted Standard & Poor’s to warn of future downgrades.  A downgrade of the ratings of U.S. Government securities could result in higher interest rates, disrupt the capital markets and generally have a negative impact on the U.S. economy.  Any downgrade of the credit rating of the securities issued by the U.S. government may result in a downgrade of securities issued by its agencies or instrumentalities, including government sponsored entities.

Real Estate Investment Trusts (“REITs”).  While the Funds will not invest in real estate directly, they may be subject to risks similar to those associated with real estate investments because of their ability to purchase securities of companies in the real estate industry.   A REIT

3

is a pooled investment vehicle that invests primarily in income producing real estate or real estate related loans or interests.  REITs are subject to the strength of the real estate market and could be affected by the following factors: overbuilding and increased competition; increases in property taxes and operating expenses; declines in the value of real estate; lack of availability of equity and debt financing to refinance maturing debt; vacancies due to economic conditions and tenant bankruptcies; losses due to costs resulting from environmental contamination and its related clean-up; changes in interest rates; changes in zoning laws; casualty or condemnation losses; variation in rental income; changes in neighborhood values and functional obsolescence and appeal of properties to tenants.  Other REITs that operate as property leasing companies for a particular industry, such as the wireless network or timber industry, are more dependent on the strength of their underlying industry than the strength of the real estate market.  A number of corporations operating in businesses unrelated to real estate (including owners of billboards, landfills, casinos and document storage facilities) have converted to a REIT structure or spun-off assets into REITs in order to take advantage of federal tax benefits. However, the IRS recently announced that it has formed an internal working group to study the current legal standards it uses to define “real estate” for purposes of firms qualifying as REITS under the tax code.   Until further guidance relating to REIT conversions is issued, the nature and extent to which REIT conversions may affect a Fund is uncertain.

Repurchase Agreements.  The Funds may acquire U.S. Government Securities subject to repurchase agreements.  A repurchase transaction occurs when, at the time a Fund purchases a security, it also resells it to the vendor (normally a member bank of the Federal Reserve System or a registered Government Securities dealer).  The Fund must deliver the securities (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed upon date in the future.  Such securities, including any securities so substituted, are referred to as the “Repurchase Securities.”  The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate effective for the period of time during which the repurchase agreement is in effect.

The majority of these transactions run day to day and the delivery pursuant to the resale typically will occur within one to five days of the purchase.  The Funds’ risk is limited to the ability of the vendor to pay the agreed upon sum upon the delivery date.  In the event of bankruptcy or other default by the vendor, there may be possible delays and expenses in liquidating the instrument purchased, a decline in its value and loss of interest to the extent that the proceeds from the sale and accrued interest on the security are less than the resale price provided in the repurchase agreement.  These risks are minimized when the Funds hold a perfected security interest in the Repurchase Securities and can therefore sell the instrument promptly.  Under guidelines adopted by the Trustees, the Adviser will carefully consider the creditworthiness of a vendor during the term of the repurchase agreement.  Repurchase agreements are considered as loans collateralized by the Repurchase Securities, such agreements being defined as “loans” under the Investment Company Act of 1940 (the “1940 Act”).  The return on such “collateral” may be more or less than that from the repurchase agreement.  The market value of the resold securities will be monitored so that the value of the “collateral” is at all times at least equal to the value of the loan, including the accrued interest earned thereon.  All Repurchase Securities will be held by the Funds’ custodian either directly or through a securities depository.  Each Fund will not enter into a repurchase agreement which will cause more than 15% of its net assets to be invested in repurchase agreements that extend beyond seven days and other illiquid securities.

4

Shares of Other Investment Companies.   The Core Fund may invest up to 5% of its total assets in shares of other investment companies.  The Value & Income Fund and the Equity Opportunities Fund may each invest, to the extent permitted by the 1940 Act, in shares of other investment companies.  Such other investment companies include open and closed-end investment companies and shares of exchange-traded funds (“ETFs”), including Standard & Poor’s Depositary Receipts (“SPDRs”) and shares of the DIAMONDS Trust (“DIAMONDs”).  SPDRs are exchange-traded securities that represent ownership of the SPDR Trust, a long-term unit investment trust which has been established to accumulate and hold a portfolio of common stocks that are intended to track the price performance and dividend yield of the Standard & Poor’s Composite Stock Price Index. Holders of SPDRs are entitled to receive proportionate quarterly distributions corresponding to the dividends that accrue on the S&P 500 stocks in the underlying portfolio, less accumulated expenses of the SPDR Trust. DIAMONDs operate similarly to SPDRs, except that the DIAMONDS Trust is intended to track the price performance and dividend yield of the Dow Jones Industrial Average. Unlike traditional mutual funds, SPDRs and DIAMONDs are traded like a stock on a securities exchange and may be purchased or sold throughout the trading day based upon their market price. This characteristic of SPDRs and DIAMONDs is a risk separate and distinct from the risk that the net asset value (“NAV”) will decrease.

Shares of other ETFs may also be purchased by the Funds.  An ETF is an investment company registered under the 1940 Act that holds a portfolio of securities designed to track the performance of a particular index.  ETFs sell and redeem their shares at net asset value in large blocks (typically 50,000 of its shares) called “creation units.”  Shares representing fractional interests in these creation units are listed for trading on national securities exchanges and can be purchased and sold in the secondary market in lots of any size at any time during the trading day.  Some ETFs are subject to percentage investment limitations imposed by the 1940 Act, except to the extent that investments in such ETFs are exempt from percentage limitations, pursuant to Securities and Exchange Commission (“SEC”) Order, in which case they will not be subject to any such investment limitation.  Investments in ETFs involve certain inherent risks generally associated with investments in a broadly-based portfolio of securities including: (1) risks that the general level of securities prices may decline, thereby adversely affecting the value of each unit of the ETF; (2) an ETF may not fully replicate the performance of its benchmark index because of the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or number of securities held; (3) an ETF may also be adversely affected by the performance of the specific index, market sector or group of industries on which it is based; and (4) an ETF may not track an index as well as a traditional index fund because ETFs are valued by the market and, therefore, there may be a difference between the market value and the ETF’s NAV.

Generally, under the 1940 Act, a fund may not acquire shares of another investment company (including ETFs) if, immediately after such acquisition, (i) such fund would hold more than 3% of the other investment company’s total outstanding shares, (ii)  such fund’s investment in securities of the other investment company would be more than 5% of the value of the total assets of the fund, or (iii)  more than 10% of such fund’s total assets would be invested in investment companies.  Under certain conditions, a fund may invest in registered and unregistered money market funds in excess of these limitations.  The SEC has granted orders for exemptive relief to

5

certain ETFs that permit investments in those ETFs by other investment companies (such as the Funds) in excess of these limits.  The Value & Income Fund and the Equity Opportunities Fund may invest in ETFs that have received such exemptive orders from the SEC, pursuant to the conditions specified in such orders.  In accordance with Section 12(d)(1)(F)(i) of the 1940 Act, the Funds may also invest in ETFs that have not received such exemptive orders and in other investment companies in excess of these limits, as long as the Funds (and all of their affiliated persons, including the Adviser) do not acquire more than 3% of the total outstanding stock of such ETF or other investment company, unless otherwise permitted to do so pursuant to permission granted by the SEC.  If a Fund seeks to redeem shares of an ETF or investment company purchased in reliance on Section 12(d)(1)(F), the ETF is not obligated to redeem an amount exceeding 1% of the ETF’s outstanding shares during a period of less than 30 days.

To the extent the Funds invest in securities of other investment companies, Fund shareholders would indirectly pay a portion of the operating costs of such companies.  These costs include management, brokerage, shareholder servicing and other operational expenses.  Indirectly, then, shareholders may pay higher operational costs than if they owned the underlying investment companies directly.

Description of Money Market Instruments.  Money market instruments may include U.S. Government Securities or corporate debt obligations (including those subject to repurchase agreements) as described herein, provided that they mature in thirteen months or less from the date of acquisition and are otherwise eligible for purchase by the Funds.  Money market instruments also may include Bankers’ Acceptances and Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper and Variable Amount Demand Master Notes (“Master Notes”).  Bankers’ Acceptances are time drafts drawn on and “accepted” by a bank, which are the customary means of effecting payment for merchandise sold in import-export transactions and are a source of financing used extensively in international trade.  When a bank “accepts” such a time draft, it assumes liability for its payment.  When the Funds acquire a Bankers’ Acceptance, the bank which “accepted” the time draft is liable for payment of interest and principal when due.  The Bankers’ Acceptance, therefore, carries the full faith and credit of such bank.  A Certificate of Deposit (“CD”) is an unsecured interest-bearing debt obligation of a bank.  CDs acquired by the Funds would generally be in amounts of $100,000 or more.  Commercial Paper is an unsecured, short term debt obligation of a bank, corporation or other borrower.  Commercial Paper maturity generally ranges from two to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument.  The Funds will invest in Commercial Paper only if it is rated in the highest rating category by any nationally recognized statistical rating organization (“NRSRO”) or, if not rated, the issuer has an outstanding unsecured debt issue rated in the three highest categories by any NRSRO or, if not so rated, is of equivalent quality in the Adviser’s assessment. Commercial Paper may include Master Notes of the same quality.  Master Notes are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest. Master Notes are acquired by the Funds only through the Master Note program of the Funds’ custodian, acting as administrator thereof.  The Adviser will monitor, on a continuous basis, the earnings power, cash flow and other liquidity ratios of the issuer of a Master Note held by the Funds.

Borrowing.  Each Fund may borrow, temporarily, up to 5% of its total assets for extraordinary or emergency purposes and may increase the limit to one-third of its total assets to meet

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redemption requests which might otherwise require untimely disposition of portfolio holdings. To the extent the Funds borrow for these purposes, the effects of market price fluctuations on NAV will be exaggerated.  If, while such borrowing is in effect, the value of a Fund’s assets declines, the Fund may be forced to liquidate portfolio securities when it is disadvantageous to do so.  The Funds would incur interest and other transaction costs in connection with such borrowings.  Each Fund will not make any additional investments while its outstanding borrowings exceed 5% of the current value of its total assets.

Commodity Exchange Act Regulation.  The Funds have claimed an exclusion from the definition of the term “commodity pool” under the Commodity Exchange Act (“CEA”) and, therefore, are not subject to registration or regulation under the CEA.  A Fund claiming the exclusion is limited in its ability to use certain derivatives, such as futures, certain options, and swaps, without the Fund becoming subject to U.S. Commodity Futures Trading Commission (“CFTC”) regulation.  On an annual basis, a Fund is required to reaffirm its eligibility to continue to claim the exclusion.  If a Fund’s use of derivatives would prevent it from claiming the exclusion (or any other exclusion or exemption available under CFTC regulations), then the Adviser may be subject to regulation as a commodity pool operator or commodity trading advisor with respect to the Fund, and the Fund may become subject to regulation by the CFTC.  A Fund may incur additional expenses in complying with the CFTC’s recordkeeping, reporting and disclosure requirements.  However, until the applicable SEC regulations and CFTC regulations relating to investment companies are harmonized, the nature and extent to which CFTC regulations may affect a Fund is uncertain.

Focused Investments.  The greater a Fund’s exposure to (or focus on) any single type of investment, including investment in a given industry, sector, country, region or type of security, the greater the impact the performance of that investment will have on the Fund’s performance.  To the extent a Fund has greater exposure to any single type of investment, the Fund’s potential for loss (or gain) will be greater than if its portfolio were invested more broadly in many types of investments.  As of March 31, 2013, the Equity Opportunities Fund had 30.9% and 28.0% of the value of its net assets invested in stocks within the Financials sector and Consumer Discretionary sector, respectively.

Portfolio Turnover.  Portfolio turnover will not be a limiting factor when the Adviser deems changes appropriate.  By utilizing the approach to investing described herein, it is expected that annual portfolio turnover will generally not exceed 100% with respect to each Fund.  Market conditions may dictate, however, a higher rate of portfolio turnover in a particular year.  The degree of portfolio activity affects the brokerage costs of the Funds and may have an impact on the total amount of taxable distributions to shareholders.

INVESTMENT LIMITATIONS

The Funds have adopted certain fundamental investment limitations designed to reduce the risk of an investment in the Funds.  These limitations may not be changed with respect to any Fund without the affirmative vote of a majority of the outstanding voting shares of such Fund.  For purposes of the discussion of these fundamental investment limitations, the term “majority” of the outstanding shares of a Fund means the lesser of (i) 67% of the Fund’s outstanding shares represented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented, or (ii) more than 50% of the Fund’s outstanding shares.

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Under these fundamental limitations, the Core Fund may not:

(1)
Invest more than 5% of the value of its total assets in the securities of any one corporate issuer or purchase more than 10% of the outstanding voting securities or of any class of securities of any one corporate issuer;

(2)	Invest 25% or more of the value of its total assets in any one industry (except that securities of the U.S. Government, its agencies and instrumentalities are not subject to these limitations);

(3)	Invest for the purpose of exercising control or management of another issuer;

(4)
Invest in interests in real estate, real estate mortgage loans, oil, gas or other mineral exploration or development programs, except that the Fund may invest in the securities of companies (other than those which are not readily marketable) which own or deal in such things, and the Fund may invest in mortgage-backed securities;

(5)	Underwrite securities issued by others, except to the extent the Fund may be deemed to be an underwriter under the federal securities laws in connection with the disposition of portfolio securities;

(6)	Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions);

(7)
Make short sales of securities or maintain a short position, except short sales “against the box” (A short sale is made by selling a security the Fund does not own.  A short sale is “against the box” to the extent that the Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short.);

(8)	Make loans of money or securities, except that the Fund may invest in repurchase agreements;

(9)	Write, purchase or sell commodities, commodities contracts, commodities futures contracts, warrants on commodities or related options;

(10)	Issue any senior security as defined by the Investment Company Act of 1940 except insofar as any borrowing that the Fund may engage in may be deemed to be an issuance of a senior security;

(11)
Borrow money or pledge its assets, except that it may borrow from banks as a temporary measure (a) for extraordinary or emergency purposes, in amounts not exceeding 5% of the Fund’s total assets, or (b) in order to meet redemption requests which might otherwise require untimely disposition of portfolio securities if, immediately after such borrowing, the value of the Fund’s assets, including all borrowings then outstanding, less its liabilities (excluding all borrowings), is equal to at least 300% of the aggregate amount of

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borrowings then outstanding, and may pledge its assets to secure all such borrowings;

(12)
Invest in restricted securities, or invest more than 15% of the Fund’s net assets in other illiquid securities, including repurchase agreements maturing in over seven days, and other securities for which there is no established market or for which market quotations are not readily available;

(13)	Write, acquire or sell puts, calls or combinations thereof, or purchase or sell commodities, commodities contracts, futures contracts or related options; or

(14)
Purchase securities of other investment companies, except through purchases in the open market involving only customary brokerage commissions and as a result of which not more than 5% of the Fund’s total assets would be invested in such securities, or except as part of a merger, consolidation or other acquisition.

Under these fundamental limitations, each of the Value & Income Fund and the Equity Opportunities Fund may not:

(1)
Purchase securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry (except that such limitation does not apply to securities of the U.S. Government, its agencies and instrumentalities).

(2)
With respect to 75% of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer or purchase more than 10% of the outstanding voting securities of any one issuer (except that such limitation does not apply to securities of the U.S. Government, its agencies and instrumentalities and securities of other investment companies).

(3)
Borrow money or pledge its assets, except that it may borrow from banks as a temporary measure (a) for extraordinary or emergency purposes, in amounts not exceeding 5% of the Fund’s total assets, or (b) in order to meet redemption requests which might otherwise require untimely disposition of portfolio securities if, immediately after such borrowing, the value of the Fund’s assets, including all borrowings then outstanding, less its liabilities (excluding all borrowings), is equal to at least 300% of the aggregate amount of borrowings then outstanding, and may pledge its assets to secure all such borrowings;

(4)
Make loans to other persons except (i) by the purchase of a portion of an issue of bonds, debentures or other debt securities; (ii) by lending portfolio securities in an amount not to exceed 33⅓% of the value of its total assets; and (iii) by entering into repurchase agreements.

(5)
Underwrite securities of other issuers, except to the extent that the disposition of portfolio securities, either directly from an issuer or from an underwriter for an issuer, may be deemed to be an underwriting under the federal securities laws.

(6)	Purchase securities of companies for the purpose of exercising control.

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(7)
Purchase or sell real estate, except that the Fund may invest in securities of companies that invest in real estate or interests therein and in securities that are secured by real estate or interests therein.

(8)	Purchase or sell commodities or commodities contracts, except that the Fund may purchase and sell futures contracts and options thereon.

Percentage restrictions stated as an investment policy or investment limitation apply at the time of investment; if a later increase or decrease in percentage beyond the specified limits results from a change in securities values or total assets, it will not be considered a violation.   However, in the case of the borrowing limitations above, each Fund will, to the extent necessary, reduce its existing borrowings (within 3 days, excluding Sundays and holidays)  to comply with the limitation.

While the Core Fund has reserved the right to make short sales “against the box” (limitation number 7, above), the Adviser has no present intention of engaging in such transactions at this time or during the coming year.

TRUSTEES AND OFFICERS

Overall responsibility for management of the Trust rests with the Board of Trustees.  The Trustees, in turn, elect the officers of the Trust.  The Trustees serve until their retirement at age 75, subject to periodic review, and the officers are elected annually.  The following is a list of the Trustees and executive officers of the Trust.  John P. Ackerly, IV and John T. Bruce, as affiliated persons of investment advisers to the Trust, are “interested persons” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act (“Interested Trustees”).

Name, Address and Age	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years and Directorships of Various Companies	Number of Portfolios in Trust Overseen by Trustee
Interested Trustees:
John P. Ackerly, IV One James Center, 901 E. Cary Street Richmond, Virginia 23219 Year of Birth: 1963	Since July 2012	Trustee; President of The Davenport Funds	Senior Vice President of Davenport & Company LLC	11
John T. Bruce 800 Main Street Lynchburg, Virginia 24504 Year of Birth: 1953	Since September 1988	Trustee; President of the Flippin, Bruce & Porter Funds	President, Director and member of Executive Committee of Flippin, Bruce & Porter, Inc.	11
Independent Trustees:
Robert S. Harris, Ph. D. 100 Darden Boulevard Charlottesville, Virginia 22903 Year of Birth: 1949	Since January 2007	Trustee	C. Stewart Sheppard Professor of Business Administration at The Darden Graduate School of Business Administration at the University of Virginia; consultant to corporations and government agencies	11

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J. Finley Lee, Jr., Ph.D. 448 Pond Apple Drive North Naples, Florida 34119 Year of Birth: 1939	Since September 1988	Trustee	Retired Julian Price Professor Emeritus, University of North Carolina	11
Richard L. Morrill, Ph.D. 28 Westhampton Way Richmond, Virginia 23173 Year of Birth: 1939	Since March 1993	Trustee	Chancellor of the University of Richmond; Director of Tredegar Corporation (plastics manufacturer). President of the Teagle Foundation; (charitable foundation) until July 2013 ; Director of Albemarle Corporation (polymers and chemicals manufacturer) until May 2012	11
Harris V. Morrissette 100 Jacintoport Boulevard Saraland, Alabama 36571 Year of Birth: 1959	Since March 1993	Trustee	President of China Doll Rice and Beans, Inc and Dixie Lily Foods; Director of International Shipholding Corporation (cargo transportation); Director of Trustmark National Bank (bank holding company); Chairman of Azalea Aviation, Inc. (airplane fueling) until January 2012	11
Executive Officers:
Margaret H. Alves 210 St. Joseph Street Mobile, Alabama 36602 Year of Birth: 1972	Since February 2006	Compliance Officer of The Government Street Funds	Chief Compliance Officer and Director of Leavell Investment Management, Inc.
Tina H. Bloom 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246 Year of Birth: 1968	Since August 2006	Chief Compliance Officer and Secretary	Director of Fund Administration of Ultimus Fund Solutions, LLC (the Trust’s administrator);Vice President of Ultimus Fund Distributors, LLC (the Trust’s principal underwriter)
Austin Brockenbrough, III 1802 Bayberry Court, Suite 400 Richmond, Virginia 23226 Year of Birth: 1937	Since September 1988	Vice President of The Jamestown Funds	President and Managing Director of Lowe, Brockenbrough & Company, Inc.; Director of Wilkinson O’Grady & Co. Inc. (global asset manager); Trustee of the Trust from 1988 until 2012.
Charles M. Caravati, III 1802 Bayberry Court, Suite 400 Richmond, Virginia 23226 Year of Birth: 1965	Since January 1996	President of The Jamestown Balanced Fund and The Jamestown Equity Fund	Managing Director of Lowe, Brockenbrough & Company, Inc.
I. Lee Chapman, IV One James Center, 901 E. Cary Street Richmond, Virginia 23219 Year of Birth: 1971	Since November 2010	Vice President of The Davenport Funds	President and Chief Executive Officer of Davenport & Company LLC since 2012; previously served as Senior Vice President of Davenport & Company LLC.
Robert G. Dorsey 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246 Year of Birth: 1957	Since November 2000	Vice President	Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC
John M. Flippin 800 Main Street Lynchburg, Virginia 24504 Year of Birth: 1942	Since September 1988	Vice President of the Flippin, Bruce & Porter Funds	Director of Flippin, Bruce & Porter, Inc.
John H. Hanna, IV 800 Main Street Lynchburg, Virginia 24504 Year of Birth: 1955	Since February 2007	Vice President of the Flippin, Bruce & Porter Funds	Vice President, Director and member of Executive Committee of Flippin, Bruce & Porter, Inc.
Timothy S. Healey 800 Shades Creek Parkway, Suite 585 Birmingham, Alabama 35209 Year of Birth: 1953	Since January 1995	Vice President of The Government Street Funds	Executive Vice President and Chief Investment Officer of Leavell Investment Management, Inc.

11

Mary S. Hope 210 St. Joseph Street Mobile, Alabama 36602 Year of Birth: 1963	Since August 2008	Vice President of The Government Street Funds	Vice President and Portfolio Manager of Leavell Investment Management, Inc.
Joseph A. Jennings, III 1802 Bayberry Court, Suite 400 Richmond, Virginia 23219 Year of Birth: 1962	Since June 2005	President of The Jamestown Tax Exempt Virginia Fund	Portfolio Manager of Lowe, Brockenbrough & Company, Inc.
Thomas W. Leavell 210 St. Joseph Street Mobile, Alabama 36602 Year of Birth: 1943	Since February 2004	President of The Government Street Funds	President and Chief Executive Officer of Leavell Investment Management, Inc.
David J. Marshall 800 Main Street Lynchburg Virginia 24504 Year of Birth: 1956	Since February 2007	Vice President of the Flippin, Bruce & Porter Funds	Secretary, Director and member of Executive Committee of Flippin, Bruce & Porter, Inc.
Denise C. Peters One James Center, 901 E. Cary Street Richmond, Virginia 23219 Year of Birth: 1956	Since February 2007	Compliance Officer of The Davenport Funds	First Vice President and Chief Compliance Officer for Davenport Asset Management Division of Davenport & Company LLC
R. Gregory Porter, III 800 Main Street Lynchburg, Virginia 24504 Year of Birth: 1941	Since September 1988	Vice President of the Flippin, Bruce & Porter Funds	Director of Flippin, Bruce & Porter, Inc.
Page T. Reece 1802 Bayberry Court, Suite 400 Richmond, Virginia 23226 Year of Birth: 1957	Since September 2004	Compliance Officer of The Jamestown Funds	Chief Compliance Officer and Director of Operations of Lowe, Brockenbrough & Company, Inc.
Teresa L. Sanderson 800 Main Street Lynchburg, Virginia 24504 Year of Birth: 1963	Since September 2004	Compliance Officer of the Flippin, Bruce & Porter Funds	Chief Compliance Officer and a Principal of Flippin, Bruce & Porter, Inc.
Mark J. Seger 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246 Year of Birth: 1962	Since November 2000	Treasurer	Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC
George L. Smith, III One James Center, 901 E. Cary Street Richmond, Virginia 23219 Year of Birth: 1976	Since February 2011	Vice President of The Davenport Funds	Senior Vice President of Davenport & Company LLC
Connie R. Taylor 1802 Bayberry Court, Suite 400 Richmond, Virginia 23226 Year of Birth: 1950	Since March 1993	Vice President of The Jamestown Balanced Fund and The Jamestown Equity Fund	Account Administrator of Lowe, Brockenbrough & Company, Inc.
Lawrence B. Whitlock, Jr. 1802 Bayberry Court, Suite 400 Richmond, Virginia 23226 Year of Birth: 1948	Since February 2002	Vice President of The Jamestown Balanced Fund and The Jamestown Equity Fund	Managing Director of Lowe, Brockenbrough & Company, Inc.

Trustees’ Ownership of Fund Shares.  The following table shows each Trustee’s beneficial ownership of shares of the Funds and, on an aggregate basis, of shares of all funds within the complex overseen by the Trustee.  Information is provided as of December 31, 2012 .

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Name of Trustee	Dollar Range of Shares of the Funds Owned by Trustee	Aggregate Dollar Range of Shares of All Funds in Trust Overseen by Trustee
John P. Ackerly, IV	Core Fund: $50,001 – $100,000	$50,001 – $100,000
Value & Income Fund: None
Equity Opportunities Fund: None

John T. Bruce	None	Over $100,000

Independent Trustees:
Robert S. Harris	None	$1 – $10,000

J. Finley Lee, Jr.	None	None

Richard L. Morrill	None	Over $100,000

Harris V. Morrissette	Core Fund: $50,001 – $100,000	Over $100,000
Value & Income Fund: $10,001-$50,000
Equity Opportunities Fund: $10,001-$50,000

As of July 8, 2013, the Trustees and offices of the Trust as a group owned beneficially (i.e., had voting and/or investment power) less than 1% of the outstanding shares of each Fund.

Trustee Compensation.   No director, officer or employee of an investment adviser or principal underwriter of the Trust will receive any compensation from the Trust for serving as an officer or Trustee of the Trust, except that the Trust may compensate its Chief Compliance Officer (“CCO”) regardless of whether such Officer is affiliated with an investment adviser or principal underwriter.  Effective July 1, 2013, each Trustee who is not affiliated with an investment adviser or principal underwriter of the Trust (“Independent  Trustee”) receives from the Trust an annual retainer of $10,000, payable quarterly; a fee of $1,500 for attendance at each meeting of the Board of Trustees (except that such fee is $2,500 for in-person meetings attended by the Chairman of the Board); and $1,000 for attendance at each meeting of any committee of the Board (except that such fee is $1,500 for the committee chairman); plus reimbursement of travel and other expenses incurred in attending meetings.  The annual retainer will be increased to $12,000 on July 1, 2014.  The fees are split equally among all of the funds in the Trust.

The following table provides compensation amounts paid to the Independent Trustees during the fiscal year ended March 31, 2013:

Trustee	Aggregate Compensation From the Funds	Pension or Retirement Benefits Accrued	Estimated Annual Benefits Upon Retirement	Total Compensation From all Funds within the Trust
Charles M. Caravati, Jr.*	$1,909	None	None	$7,000
Robert S. Harris	6,000	None	None	22,000
J. Finley Lee, Jr.	5,591	None	None	20,500
Richard L. Morrill	5,863	None	None	21,500
Harris V. Morrissette	5,454	None	None	20,000

*	Retired from the Board as of June 30, 2012

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Leadership Structure and Qualifications of Trustees

The Board of Trustees consists of six Trustees, four of whom are Independent Trustees.  The Board is responsible for the oversight of eleven series, or funds, of the Trust.  In addition to the Funds, the Trust consists of The Jamestown Balanced Fund, The Jamestown Equity Fund and The Jamestown Tax Exempt Virginia Fund, which are managed by Lowe, Brockenbrough & Company, Inc. of Richmond Virginia; the FBP Equity & Dividend Plus Fund and the FBP Appreciation & Income Opportunities Fund, which are managed by Flippin, Bruce & Porter, Inc. of Lynchburg, Virginia; and The Government Street Equity Fund, The Government Street Mid-Cap Fund and The Alabama Tax Free Bond Fund, which are managed by Leavell Investment Management, Inc. of Mobile, Alabama. The Board has engaged these investment advisers to oversee the management of the funds on a day-to-day basis.  The Board is responsible for overseeing the investment advisers and the Trust’s other service providers in the operations of the funds in accordance with the 1940 Act, other applicable federal and state laws, and the Trust’s Agreement and Declaration of Trust.

The Board meets in person or by telephone at regularly scheduled meetings four times throughout the year.  In addition, the Trustees may meet in person or by telephone at special meetings or on an informal basis at other times.  The Independent Trustees also meet at least quarterly without the presence of any representatives of management.  The Board has established three standing committees and may also establish ad hoc committees or working groups from time to time to assist the Board in fulfilling its oversight responsibilities.  The Independent Trustees have also engaged independent legal counsel, and may from time to time engage consultants and other advisors to assist them in performing their oversight responsibilities.

The Board of Trustees is led by its Chairman, Dr. Robert S. Harris. As Chairman, Dr. Harris  has primary responsibility for setting the agenda for each Board meeting, presiding at each Board meeting and acting as the Board’s liaison with the various investment advisers.  The Board reviews its structure regularly and believes that its leadership structure, including having a majority of Independent Trustees, coupled with the responsibilities undertaken by Dr. Harris as Chairman, is appropriate and in the best interests of the Trust, given its specific characteristics.  These characteristics include having a structure consisting of four distinct fund complexes, each having its own investment adviser and compliance officer at the fund complex level.  The Board of Trustees also believes its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from Fund management.

Board Committees.  The Board has established an Audit Committee, a Governance, Nomination and Compensation Committee and a Qualified Legal Compliance Committee.  The Board of Trustees has determined that its committees help ensure that the funds have effective and independent governance and oversight.  The members of each Committee are the four Independent Trustees:  Robert S. Harris, J. Finley Lee, Jr., Richard L. Morrill and Harris V. Morrissette.  Dr. Richard L. Morrill serves as the Chairman of the Audit Committee and Dr. J. Finley Lee, Jr. serves as Chairman of the Governance, Nomination and Compensation Committee and the Qualified Legal Compliance Committee. The Chairmanship of each Committee is rotated periodically.  Each Committee Chairman has primary responsibility for setting the agendas and presides at all meetings of the Committee for which he serves as

14

Chairman.  Each Committee Chairman facilitates communications and coordination between the Independent Trustees and management with respect to the matters overseen by that Committee.

Audit Committee
The Audit Committee (i) oversees the Trust’s accounting and financial reporting policies and practices, its internal controls and, as appropriate in its judgment, the internal controls of certain service providers; (ii) oversees the quality and objectivity of the financial statements of each of the funds and the independent audits thereof; (iii) acts as liaison between the Trust’s independent registered public accounting firm and the full Board; (iv) pre-approves the scope and cost of the audit and non-audit services provided by the Trust’s independent registered public accounting firm; and (v) resolves any issues arising under the Trust’s Code of Ethics for Principal Executive and Senior Financial Officers.  The Audit Committee met three times during the fiscal year ended March 31, 2013 .

Governance, Nomination and Compensation Committee
The Governance, Nomination and Compensation Committee is responsible for (i) selecting and nominating persons to serve as Independent Trustees; (ii) determining the level of compensation for the Independent Trustees; (iii) reviewing information relating to the investment advisory, underwriting and other contracts with third party service providers and making recommendations to the Board; (iv) monitoring the activities of the CCO and making recommendations to the Board with respect to the compliance policies and procedures of the Trust and its service providers; (v) reviewing the responsibilities of the committees of the Board and evaluating whether there is a need for additional or combined committees; and (vi) evaluating the performance of the Board of Trustees. The Governance, Nomination and Compensation Committee will review shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing, addressed to the Committee at the Trust’s offices and meet any minimum qualifications that may be adopted by the Committee.  The Governance, Nomination and Compensation Committee met three times during the fiscal year ended March 31, 2013 .

Qualified Legal Compliance Committee
The Qualified Legal Compliance Committee is responsible for receiving and investigating reports from attorneys representing the Trust of material violations of securities laws, a material breach of fiduciary duty or a similar material violation.  The Qualified Legal Compliance Committee did not meet during the fiscal year ended March 31, 2013 because no such reports were made during that period.

Qualifications of the Trustees. The Governance, Nomination and Compensation Committee reviews the experience, qualifications, attributes and skills of potential candidates for nomination or election by the Board.  In evaluating a candidate for nomination or election as a Trustee, the Committee takes into account the contribution that the candidate would be expected to make to the diverse mix of experience, qualifications, attributes and skills that the Committee believes contribute to good governance for the Trust.  In addition, the Trustees are subject to periodic evaluation for their continued service on the Board.  On a staggered three-year basis, members of the Governance, Nomination and Compensation Committee review the qualifications of each Trustee, evaluate his contributions to the Board and make a recommendation as to whether such

15

Trustee should continue to serve on the Board.  The Board has concluded, based on each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with the other Trustees, that each Trustee is qualified to serve on the Board.  The Board of Trustees believes that the Trustees’ ability to review critically, evaluate, question and discuss information provided to them; to interact effectively with the investment advisers, other service providers, legal counsel and independent public accountants; and to exercise effective business judgment in the performance of their duties as Trustees, support this conclusion.  In determining that a particular Trustee is and will continue to be qualified to serve as a Trustee, the Board considers a variety of criteria, none of which, in isolation, is controlling.

Mr. John Ackerly, IV
Mr. John Ackerly, IV is Senior Vice President of Davenport & Company, the investment adviser to the Davenport Funds.  Prior to joining Davenport & Company in 1994, he worked as a portfolio manager for Central Fidelity Bank.  Mr. Ackerly is a member of the Executive Committee for Davenport & Company and also serves on the Board of Directors.  He is President of the Davenport Funds and past president of the Richmond Society of Financial Analysts.  Mr. Ackerly earned an undergraduate degree from the University of Virginia and earned an M.B.A degree from Virginia Commonwealth University.  He is a Chartered Financial Analyst and has over 25 years of experience in the investment management profession.  He has served as a Trustee since 2012.  The Board has concluded that Mr. Ackerly is suitable to serve as a Trustee because of his professional investment and business experience and his academic background.

Mr. John T. Bruce
Mr. John T. Bruce is a founding partner and the President of Flippin, Bruce & Porter, Inc., the investment adviser to the Flippin, Bruce & Porter Funds.  From 1979 until 1985 he served as a Vice President and Portfolio Manager at Capitoline Investment Services, Inc.  Mr. Bruce holds a B.S. degree in Finance from Virginia Polytechnic Institute and State University and is a former trustee of the Virginia Tech Foundation. He is a Chartered Financial Analyst and a Chartered Investment Counselor and has 36 years of experience in the investment management profession.  He has served as a Trustee since 1988.  The Board has concluded that Mr. Bruce is suitable to serve as a Trustee because of his past service and experience as a Trustee of the Trust, his professional investment and business experience, and his academic background.

Dr. Robert S. Harris
Dr. Robert S. Harris, Ph.D. is the C. Stewart Sheppard Professor of Business at The Darden Graduate School of Business Administration at the University of Virginia where from 2001 until 2005, he served as Dean.  Dr. Harris teaches courses in financial management and policies and valuation in financial markets.  His research has focused on corporate finance, financial market analysis and mergers and acquisitions.  He has been widely published in leading academic and practitioner journals and has authored financial textbooks.  Dr. Harris has been an active consultant and advisor to corporations and .

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government agencies and has held a range of offices in professional societies. He previously served as Chief Learning Officer and Vice President of United Technologies Corporation. Dr. Harris earned a B.A. degree (summa cum laude) from Davidson College and a doctorate in economics from Princeton University. He has served as a Trustee of the Trust since 2007. The Board has concluded that Dr. Harris is suitable to serve as a Trustee because of his past service and experience as a Trustee of the Trust, his distinguished academic background and positions of leadership, and his business experience.
Dr. J. Finley Lee, Jr.
Dr. J. Finley Lee, Jr., Ph.D. has been a financial consultant for many years and was previously the Julian Price Professor at the Kenan-Flagler Business School at The University of North Carolina at Chapel Hill.  Dr. Lee earned an undergraduate degree from Davidson College and an M.A. degree from the University of Florida, and earned his Ph.D. as a Huebner Fellow at the Wharton School of the University of Pennsylvania.  He has served as a Trustee of the Trust since 1988.  The Board has concluded that Dr. Lee is suitable to serve as a Trustee because of his past service and experience as a Trustee of the Trust, his distinguished academic background, and his business experience.

Dr. Richard L. Morrill
Dr. Richard L. Morrill, Ph.D. serves as Chancellor at the University of Richmond.  He was president of the University of Richmond from 1988 to 1998 and previously was president of Salem College and Centre College.  Dr. Morrill has written four books on issues of values, ethics and decision-making in higher education and has published many articles and made numerous presentations on strategic planning and leadership for colleges and universities. He has served as a board member and audit committee member of Central Fidelity Banks, Inc. and as Treasurer of The Association of American Colleges and Universities. He was President of the Teagle Foundation (charitable foundation) from 2010 to 2013.   Dr. Morrill currently is President of the board of the Richmond Symphony Foundation and a board member of the Library of Virginia Foundation.  He is a director of the Tredegar Corporation (manufacturing firm) and was a director of the Albemarle Corporation (manufacturer of specialty chemicals) until May 2012.  Dr. Morrill received his B.A. degree in History from Brown University, his B.D. in Religious Thought from Yale University in 1964, and his Ph.D. in Religion from Duke University Graduate School of Arts and Sciences.  He has served as a Trustee of the Trust since 1993.  The Board has concluded that Dr. Morrill is suitable to serve as a Trustee because of his past service and experience as a Trustee of the Trust, his distinguished academic background and expertise in the subjects of ethics and strategic planning, and his service and leadership roles on other boards.

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Mr. Harris V. Morrissette
Mr. Harris V. Morrissette has served as president and chief executive officer of several privately held businesses.  He serves as a director of International Shipholding Corporation (cargo transportation) and Trustmark National Bank (a bank holding company), and as a board member of White-Spunner Construction, Inc.  He previously served as a director of EnergySouth, Inc. until its merger with Sempra Energy in 2008 and chairman of Azalea Aviation, Inc. (airplane fueling) until 2012.  He is a board member of a number of not-for-profit organizations, among them the Business Council of Alabama and the Economic Development Partnership of Alabama.  Mr. Morrissette holds a B.S. degree from The University of Alabama.  He has served as a Trustee of the Trust since 1993.  The Board has concluded that Mr. Morrissette is suitable to serve as a Trustee because of his past service and experience as a Trustee of the Trust, his extensive business experience, and his service on other boards.

Risk Oversight.  An integral part of the Board’s overall responsibility for overseeing the management and operations of the Trust is the Board’s oversight of the risk management of the Trust’s investment programs and business affairs.  The funds are subject to a number of risks, such as investment risk, credit risk, valuation risk, operational risk, and legal, compliance and regulatory risk.  The Trust, the investment advisers and the other service providers have implemented various processes, procedures and controls to identify risks to the funds, to lessen the probability of their occurrence and to mitigate any adverse effect should they occur.  Different processes, procedures and controls are employed with respect to different types of risks.  These systems include those that are embedded in the conduct of the regular operations of the Board and in the regular responsibilities of the officers of the Trust and the other service providers.

The Board of Trustees exercises oversight of the risk management process through the Board itself and through the various committees.  In addition to adopting, and periodically reviewing, policies and procedures designed to address risks to the funds, the Board of Trustees requires management of the investment advisers and the Trust, including the Trust’s CCO, to report to the Board and the committees on a variety of matters, including matters relating to risk management, at regular and special meetings.  The Board and the committees receive regular reports from the Trust’s independent public accountants on internal control and financial reporting matters.  On at least an annual basis, the Independent Trustees meet separately with the Trust’s CCO outside the presence of management, to discuss issues related to compliance.  Furthermore, the Board receives a quarterly report from the Trust’s CCO regarding the operation of the compliance policies and procedures of the Trust and its primary service providers.  The Trust’s CCO is supported by four compliance officers, each of whom serve at the fund complex level, and periodically attend Board meetings.  The Board also receives quarterly reports from the investment advisers on the investments and securities trading of the funds, including their investment performance, as well as reports regarding the valuation of the funds’ securities.  In addition, in its annual review of the funds’ advisory agreements, the Board reviews information provided by the investment advisers relating to their operational capabilities, financial condition and resources.  The Board also conducts an annual self-evaluation that includes a review of its effectiveness in overseeing the number of funds in the Trust and the effectiveness of its committee structure.

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Although the risk management policies of the investment advisers and the Trust’s other service providers are designed to be effective, those policies and their implementation vary among service providers and over time, and there is no guarantee that they will be effective.  Not all risks that may affect the Trust can be identified or processes and controls developed to eliminate or mitigate their occurrence or effects, and some risks are simply beyond the control of the Trust, the investment advisers or their affiliates, or other service providers to the Trust.  The Board may at any time, and in its sole discretion, change the manner in which it conducts its risk oversight role.

INVESTMENT ADVISER

Davenport & Company LLC (the “Adviser”) supervises each Fund’s investments pursuant to an Investment Advisory Agreement (the “Advisory Agreement”) described in the Prospectus.  Each Fund’s Advisory Agreement is effective until March 31, 2014.   Each Investment Advisory Agreement is subject to annual approval thereafter by the Board of Trustees or by vote of a majority of a Fund’s outstanding voting securities, provided such continuance is also approved by a majority of the Independent Trustees by vote cast in person at a meeting called for the purpose of voting on such approval.  The Advisory Agreement is terminable without penalty on sixty days notice by the Board of Trustees of the Trust or by the Adviser.  The Advisory Agreement provides that it will terminate automatically in the event of its assignment.

Compensation of the Adviser with respect to each Fund is at the annual rate of 0.75% of the Fund’s average daily net assets. For the fiscal years ended March 31, 2013, 2012 and 2011, the Core Fund paid the Adviser advisory fees of $1,372,583, $1,176,501 and $1,017,360, respectively. For the fiscal periods ended March 31, 2013, 2012 and 2011, the Value & Income Fund paid the Adviser advisory fees of $1,040,060, $499,145 and $53,111, respectively.   For the fiscal periods ended March 31, 2013, 2012 and 2011, the Equity Opportunities Fund paid the Adviser advisory fees of $547,147, $331,999 and $40,175, respectively.

The Adviser was originally organized in 1863, re-organized as a Virginia corporation in 1972, and subsequently converted to a Limited Liability Company in 1997.  Through three corporate unitholders, the Adviser is 100% owned by its employees, none of whom own in excess of 10% of the Adviser.  In addition to acting as adviser to the Funds, the Adviser also provides investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts and individuals.  The Adviser is a full-service broker-dealer.

The Adviser provides a continuous investment program for the Funds, including investment research and management with respect to all securities, investments, cash and cash equivalents of the Funds.  The Adviser determines what securities and other investments will be purchased, retained or sold by the Funds, and does so in accordance with the investment objective and policies of the Funds as described herein and in the Prospectus. The Adviser places all securities orders for the Funds, determining with which broker, dealer, or issuer to place the orders.  The Adviser must adhere to the brokerage policies of the Funds in placing all orders, the substance of which policies are that the Adviser must seek at all times the most favorable price and execution for all securities brokerage transactions.  The Adviser also provides, at its own expense, certain executive officers to the Trust, and pays the entire cost of distributing the Funds’ shares.  The Adviser, not the Funds, may compensate dealers or others based on sales of shares of the Funds

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to clients of such dealers or others or based on the amount of sales of Fund shares or on the average balance of all accounts in the Funds for which such dealers or others are designated as the person responsible for the account.

The Adviser may enter into arrangements with certain brokerage firms and financial institutions to provide administrative, shareholder sub-accounting and other services, including sales-related services.  The Funds may compensate these organizations for their administrative and shareholder sub-accounting (but not sales-related) services based on the number of customer accounts maintained in the Funds by such organizations.  The Adviser, not the Funds, may further compensate these organizations for their sales-related services; however, the payment of such compensation by the Adviser will not affect the expense ratios of the Funds.

Portfolio Managers

Other Accounts Managed (as of March 31, 2013)

The portfolio managers are also responsible for the day-to-day management of other accounts, as indicated in the following table. Of the eight portfolio managers, Michael S. Beall, Christopher G. Pearson, George L. Smith, III and David M. West are the only persons that manage an account that has a performance based advisory fee.  Each portfolio manager, with the exception of Christopher G. Pearson, is a member of the Davenport Investment Policy Committee.

Name of Portfolio Manager	Type of Accounts	Number of Other Accounts Managed	Total Assets in Other Accounts Managed	Number of Accounts with Advisory Fee Based on Performance	Total Assets in Accounts with Advisory Fee Based on Performance
John P. Ackerly, IV, CFA	Registered investment companies: Other pooled investment vehicles: Other accounts:	0 0 8,358	$ 0 $ 0 $ 3,606,789,914	0 0 0	$ 0 $ 0 $ 0
Michael S. Beall, CFA, CPA	Registered investment companies: Other pooled investment vehicles: Other accounts:	0 4 8,806	$ 0 $ 299,967,219 $ 3,860,636,311	0 3 0	$ 0 $ 216,710,243 $ 0
E. Trigg Brown, Jr.	Registered investment companies: Other pooled investment vehicles: Other accounts:	0 0 9,156	$ 0 $ 0 $4,031,254,881	0 0 0	$ 0 $ 0 $ 0
Robert B. Giles	Registered investment companies: Other pooled investment vehicles: Other accounts:	0 0 9,235	$ 0 $ 0 $ 3,819,601,556	0 0 0	$ 0 $ 0 $ 0
William M. Noftsinger, Jr.	Registered investment companies: Other pooled investment vehicles: Other accounts:	0 0 8,422	$ 0 $ 0 $ 3,571,696,516	0 0 0	$ 0 $ 0 $ 0
Christopher G. Pearson	Registered investment companies: Other pooled investment vehicles: Other accounts	0 3 332	$ 0 $ 297,383,306 $154,239,529	0 2 0	$0 $214,126,330 $0
George L. Smith, III, CFA	Registered investment companies: Other pooled investment vehicles: Other accounts:	0 3 8,035	$ 0 $ 297,383,306 $ 3,457,054,924	0 2 0	$ 0 $ 214,126,330 $ 0
David M. West, CFA	Registered investment companies: Other pooled investment vehicles: Other accounts	0 1 7,968	$ 0 $2,583,913 $3,442,580,508	0 1 0	$0 $2,583,913 $0

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Potential Conflicts of Interest

It is possible that the portfolio managers might not present the Funds and other client portfolios with the same investment opportunities that may come to their attention even if such opportunities are consistent with a Fund’s and other clients’ investment objectives.  The Adviser will endeavor to allocate investment opportunities to all of its clients, including the Funds, in a manner that is fair and equitable over time.  At all times, the portfolio managers will use their best judgment and specific knowledge of the Funds and other client accounts when determining which securities to recommend or invest in specific instances.

The Adviser has adopted a Code of Ethics and personal trading policies that allow portfolio managers who wish to buy or sell the same securities at the same time as their clients (including the Funds) to aggregate (bunch) orders for their personal accounts with client orders according to the Adviser’s bunched trading policies. When investment decisions are suitable for a group of advisory clients, to the extent possible, the orders will be aggregated.  If more than one price is paid for securities in an aggregated transaction throughout the day, each participating account will receive the average price paid for the block of securities on that day.  In addition, procedures are in place to monitor personal trading by the portfolio managers to ensure that the interests of the Adviser’s clients come first.

Certain portfolio managers may have an incentive to favor performance-based fee clients over other client portfolios.  However, the Adviser does not believe that such conflict of interest is material because the investment objectives and strategies of the performance-based fee clients are substantially different from that of the Funds.

The Adviser also engages in providing independent research on various companies, including companies in which the Funds may invest.  A research analyst may publish a research report on a company held or being considered by the Funds.  Such research reports will be prepared and disseminated without regard to the effects on investments by the Funds and the Adviser’s other clients.

Compensation

All portfolio managers, except for Robert B. Giles and William M. Noftsinger, Jr., are compensated by a fixed salary, which may change on an annual basis.  Mr. Giles and Mr. Noftsinger do not receive a fixed salary, but are compensated by commissions and other fees as described below.

All portfolio managers are compensated by commissions and fees earned on individual retail and managed customer accounts, which vary by month.  Additionally, E. Trigg Brown, Jr. receives variable compensation based on the quarterly receipts of the Adviser’s branch for which Mr. Brown serves as Branch Manager.

John P. Ackerly, IV, E. Trigg Brown, Jr, Robert B. Giles, William M. Noftsinger, Jr., George L. Smith, III, Christopher G. Pearson and David M. West are generally compensated by a stipend for sitting on various committees of the Adviser (e.g., Investment Policy Committee, Executive Committee and/or Audit Committee).

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All portfolio managers who are directors of the Adviser are compensated by a fixed fee for sitting on the Adviser’s Board of Directors.  All portfolio managers, except Christopher G. Pearson, are directors of the Adviser.

All portfolio managers are eligible for, and typically receive, a variable bonus, which is paid on a discretionary basis, typically at the end of each year, representing discretionary allocations made by the Adviser’s Executive Committee.

Michael S. Beall and David M. West receive a discretionary bonus, which is typically paid at the end of the year, based on the profitability, if any, of the Davenport Financial Fund, a private investment fund managed by the Adviser.  Michael S. Beall, George L. Smith, III and Christopher G. Pearson each receive a discretionary bonus, which is typically paid at the end of the year, based on the profitability, if any, of EWF Partners and EWF Partners II, other private investment funds managed by the Adviser.

All portfolio managers receive a safe harbor contribution to the Adviser’s 401(k) plan as a percentage of eligible compensation.  All portfolio managers receive an annual contribution to the Adviser’s profit sharing plan, which is a discretionary amount based on a percentage of eligible compensation determined annually by the Board of Directors of the Adviser.

Ownership of Fund Shares

The following table indicates, as of March 31, 2013 , the dollar value of shares of the Davenport Funds beneficially owned by the portfolio manager of the Fund or Funds for which the portfolio manager serves.

Name of Portfolio Manager	Dollar Value of Fund Shares Beneficially Owned
John P. Ackerly, IV, CFA	Core Fund - $50,001- $100,000 Value & Income Fund - None Equity Opportunities Fund - None
Michael S. Beall, CFA, CPA	Core Fund - None Value & Income Fund - None Equity Opportunities Fund - None
E. Trigg Brown, Jr.	Core Fund - None Value & Income Fund - None Equity Opportunities Fund - None
Robert B. Giles	Core Fund - $10,001 – $50,000 Value & Income Fund - None Equity Opportunities Fund - None
William M. Noftsinger, Jr.	Core Fund - $10,001 – $50,000 Value & Income Fund - None Equity Opportunities Fund - None
Christopher G. Pearson, CFA	Equity Opportunities Fund - None
George L. Smith, III, CFA	Core Fund - None Value & Income Fund - None Equity Opportunities Fund - $1 – $10,000
David M. West, CFA	Core Fund - None Value & Income Fund - None Equity Opportunities Fund - None

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ADMINISTRATOR

The Trust retains Ultimus Fund Solutions, LLC (the “Administrator”), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, to provide the Funds with administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services.  The Administrator maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of each Fund’s shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions.  The Administrator also provides accounting and pricing services to the Funds and supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services.  The Administrator supervises the preparation of tax returns, reports to shareholders of the Funds, reports to and filings with the SEC and state securities commissions, and materials for meetings of the Board of Trustees.

For the performance of these services, each Fund pays the Administrator a fee at the annual rate of 0.15% of the average value of its daily net assets up to $25 million, 0.125% of such assets from $25 million to $50 million, and 0.10% of such assets in excess of $50 million, subject to a minimum monthly fee of $4,500, plus a shareholder recordkeeping fee at the annual rate of $10 per shareholder account in excess of 1,000 accounts. In addition, the Funds pay out-of-pocket expenses, including but not limited to, postage, envelopes, checks, drafts, forms, reports, record storage, communication lines and all costs of external pricing services.  For the fiscal years ended March 31, 2013, 2012 and 2011, the Core Fund paid administration fees to the Administrator of $245,401, $215,129 and $190,932, respectively. For the fiscal periods ended March 31, 2013, 2012 and 2011, the Value & Income Fund paid administration fees to the Administrator of $189,617, $98,543 and $13,493, respectively.  For the fiscal periods ended March 31, 2013, 2012 and 2011, the Equity Opportunities Fund paid administration fees to the Administrator of $110,238, $70,911 and $12,052, respectively.

Under the terms of a Compliance Consulting Agreement between the Trust and the Administrator, the Administrator provides an individual to serve as the Trust’s CCO.  For these services, the Funds pay the Administrator an annual base fee of $18,600 plus an asset-based fee equal to 0.01% per annum on aggregate average net assets in excess of $100 million. In addition, the Funds reimburse the Administrator for any out-of-pocket expenses incurred for these services.  For the fiscal years ended March 31, 2013, 2012 and 2011, the Core Fund paid compliance service fees to the Administrator of $19,865, $16,171 and $16,986, respectively. For the fiscal periods ended March 31, 2013, 2012 and 2011, the Value & Income Fund  paid compliance service fees to the Administrator of $16,502, $10,523 and $1,963, respectively. For the fiscal periods ended March 31, 2013, 2012 and 2011, the Equity Opportunities Fund paid compliance service fees to the Administrator of $11,593, $9,125 and $1,873, respectively.

DISTRIBUTOR

Ultimus Fund Distributors, LLC (the “Distributor”), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as principal underwriter for the Funds pursuant to a Distribution Agreement. Shares are sold on a continuous basis by the Distributor.  The Distributor has agreed to use its best efforts to solicit orders for the sale of Fund shares, but it is not obliged to sell any particular amount of shares.  The Distribution Agreement provides that, unless sooner terminated, it will

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continue in effect so long as such continuance is approved at least annually (i) by the Board of Trustees or a vote of a majority of the outstanding shares, and (ii) by a majority of the Trustees who are not “interested persons” of the Trust or of the Distributor by vote cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated by the Funds at any time, without the payment of any penalty, by vote of a majority of the Board of Trustees of the Trust or by vote of a majority of the outstanding shares of the Funds on sixty days written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on sixty days written notice to the Trust.  The Distribution Agreement will automatically terminate in the event of its assignment.  The Distributor is an affiliate of the Administrator and Robert G. Dorsey and Mark J. Seger are each Managing Directors of the Distributor and officers of the Trust.

OTHER SERVICE PROVIDERS

The firm of Ernst & Young LLP, independent registered public accounting firm, 312 Walnut Street, Suite 1900, Cincinnati, Ohio 45202, has been retained by the Board of Trustees to perform an independent audit of the financial statements of the Trust and to advise the Trust as to matters of accounting and federal and state income taxation, as requested.

Sullivan & Worcester LLP, One Post Office Square, Boston, Massachusetts 02109, serves as legal counsel to the Trust and the Independent Trustees.

The Custodian of the Funds’ assets is U.S. Bank NA, 425 Walnut Street, Cincinnati, Ohio 45202. The Custodian holds all cash and securities of the Funds (either in its possession or in its favor through “book entry systems” authorized by the Trustees in accordance with the 1940 Act), collects all income and effects all securities transactions on behalf of the Funds.

PORTFOLIO SECURITIES AND BROKERAGE

It is the Funds’ practice to seek the best price and execution for all portfolio securities transactions. The Adviser (subject to the general supervision of the Board of Trustees) directs the execution of the Funds’ portfolio transactions.

The Funds’ common stock portfolio transactions will be exchange traded or traded in the over-the-counter market.  With respect to securities traded only in the over-the-counter market, orders will be executed on a principal basis with primary market makers in such securities except where better prices or executions may be obtained on an agency basis or by dealing with other than a primary market maker.

Subject to the requirements of the 1940 Act and procedures adopted by the Board of Trustees, the Funds may execute portfolio transactions through any broker or dealer and pay brokerage commissions to a broker (i) that is an affiliated person of the Trust, or (ii) that is an affiliated person of such person, or (iii) an affiliated person of which is an affiliated person of the Trust or the Adviser.  To the maximum extent feasible, it is expected that the Funds’ portfolio securities transactions will be executed through the Adviser.  The Adviser seeks to provide quality execution at the best net results, taking into consideration such factors as price, size and complexity of order. Other important factors include efficiency of execution, reliability,

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integrity, confidentiality, and overall responsiveness of the Adviser. Also, the operational capability, settlement and reporting functions of the Adviser and the ability to enter trades and view Fund information electronically are important factors in deciding to execute trades internally through the Adviser.

The Funds have not paid any brokerage commissions during each of the last three fiscal years (or since inception if a Fund has not operated for three years).  All agency transactions were executed through the Adviser, which waived all brokerage commissions.  However, the Funds could potentially incur brokerage commissions at any time should the Adviser elect not to waive commissions or if Fund trades are placed through outside brokers.

While there is no formula, agreement or undertaking to do so, a portion of the Funds’ brokerage commissions may, in the discretion of the Adviser, be allocated to those brokers or dealers that provide the Adviser with research services.  The types of research services that the Adviser may obtain include, but are not limited to, investment recommendations, financial, economic, political, fundamental and technical market and interest rate data, and other statistical or research services.  Much of the information so obtained may also be used by the Adviser for the benefit of the other clients it may have. Conversely, the Funds may benefit from such transactions effected for the benefit of other clients.  In all cases, the Adviser is obligated to effect transactions for the Funds based upon obtaining the most favorable price and execution.  Factors considered by the Adviser in determining whether the Funds will receive the most favorable price and execution include, among other things: the size of the order, the broker’s ability to effect and settle the transaction promptly and efficiently and the Adviser’s perception of the broker’s reliability, integrity and financial condition.

As of March 31, 2013, the Funds held common stock issued by parent companies of the following “regular broker-dealers” of the Trust, as defined in the 1940 Act.  Although the Funds did not pay commissions to any of these broker-dealers, they meet the definition of “regular broker-dealers” under the 1940 Act by virtue of being one of the ten brokers or dealers that engaged as principal in the largest dollar amount of portfolio transactions of the Trust, during the most recently completed fiscal year.

Fund	Regular Broker-Dealer	Market Value as of 3-31-2013
Core Fund	J.P. Morgan Securities LLC	$ 3,309,291
Core Fund	Goldman, Sachs & Co.	$ 3,770,719
Core Fund	Wells Fargo Prime Services, LLC	$ 4,924,442
Value & Income Fund	J.P. Morgan Securities LLC	$ 5,381,015
Value & Income Fund	Wells Fargo Prime Services, LLC	$ 4,754,695

Codes of Ethics.   The Trust, the Adviser and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act which permits personnel subject to the Code of Ethics to invest in securities, including securities that may be purchased or held by the Funds.  The Codes of Ethics adopted by the Trust, the Adviser and the Distributor are on public file with, and are available from, the SEC.

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SPECIAL SHAREHOLDER SERVICES

As noted in the Prospectus, the Funds offer the following shareholder services:

Regular Account.  The regular account allows for voluntary investments to be made at any time. When an investor makes an initial investment in the Funds, a shareholder account is opened in accordance with the investor’s registration instructions.  Each time there is a transaction in a shareholder account, such as an additional investment or the reinvestment of a dividend or distribution, the shareholder will receive a statement showing the transaction.

Automatic Investment Plan.  The automatic investment plan enables shareholders to make regular periodic investments in shares through automatic charges to their checking account.  With shareholder authorization and bank approval, the Administrator will automatically charge the checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the NAV on or about the fifteenth and/or the last business day of the month as indicated on the Account Application.  The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Administrator.

Systematic Withdrawal Plan.  Shareholders owning shares with a value of $10,000 or more may establish a Systematic Withdrawal Plan.  A shareholder may receive monthly or bi-monthly payments, in amounts of not less than $100 per payment, by authorizing the Funds to redeem the necessary number of shares periodically (each month on the 15th and/or last business day of the month).  Payments may be made directly to an investor’s account with a commercial bank or other depository institution via an Automated Clearing House (“ACH”) transaction.

Instructions for establishing this service are included in the Account Application or are available by calling the Funds.  Payment may also be made by check made payable to the designated recipient and mailed within 7 days of the withdrawal date.  If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the application (see “Signature Guarantees” in the Prospectus).  A corporation (or partnership) must also submit a “Corporate Resolution” (or “Certification of Partnership”) indicating the names, titles and required number of signatures authorized to act on its behalf.  The Application must be signed by a duly authorized officer(s) and the corporate seal affixed.  No redemption fees are charged to shareholders under this plan.  Costs in conjunction with the administration of the plan are borne by the Funds.  Shareholders should be aware that such systematic withdrawals may deplete or use up entirely their initial investment.  In addition, systematic withdrawals may result in realized long-term or short-term capital gains or losses, or, in certain circumstances, may be treated as dividends for tax purposes.  The Systematic Withdrawal Plan may be terminated at any time by the Funds upon sixty days written notice or by a shareholder upon written notice to the Funds.  Applications and further details may be obtained by calling the Funds at 1-800-281-3217, or by writing to:

The Davenport Funds
Shareholder Services
P.O. Box 46707
Cincinnati, Ohio 45246-0707

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Transfer of Registration.  To transfer shares to another owner, send a written request to the Funds at the address shown herein.  Your request should include the following:  (1) the Fund name and existing account registration; (2) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registration; (3) the new account registration, address, social security or taxpayer identification number and how dividends and capital gains are to be distributed; (4) signature guarantees (see the Prospectus under the heading “Signature Guarantees”); and (5) any additional documents that are required for transfer by corporations, administrators, executors, trustees, guardians, etc.  If you have any questions about transferring shares, call or write the Funds.

PURCHASE OF SHARES

The purchase price of shares of each Fund is the NAV next determined after the order is received in proper form.  An order received prior to the close of the regular session of trading of the New York Stock Exchange (the “Exchange”), generally 4:00 p.m., Eastern time, will be executed at the price computed on the date of receipt; and an order received after that time will be executed at the price computed on the next Business Day.  An order to purchase shares is not binding on the Funds until it has been confirmed in writing (or unless other arrangements have been made with the Funds, for example in the case of orders utilizing wire transfer of funds) and payment has been received.

Due to Internal Revenue Service regulations, applications without social security or tax identification numbers will not be accepted.  If, however, you have already applied for a social security or tax identification number at the time of completing your account application, the application should so indicate. The Funds are required to, and will, withhold taxes on all distributions and redemption proceeds if the number is not delivered to the Funds within 60 days.

Each Fund reserves the right in its sole discretion (i) to suspend the offering of its shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund and its shareholders, and (iii) to reduce or waive the minimum for initial and subsequent investments under some circumstances, including circumstances where certain economies can be achieved in sales of Fund shares.

Purchases in Kind.  The Funds may accept securities in lieu of cash in payment for the purchase of shares of the Funds.  The acceptance of such securities is at the sole discretion of the Adviser based upon the suitability of the securities accepted for inclusion as a long term investment of the Funds, the marketability of such securities, and other factors that the Adviser may deem appropriate.  If accepted, the securities will be valued using the same criteria and methods to determine NAV as described in the Prospectus.

Employees and Affiliates of the Funds.  The Funds have adopted initial investment minimums for the purpose of reducing the cost to the Funds (and consequently to the shareholders) of communicating with and servicing their shareholders.  However, a reduced minimum initial investment requirement of $1,000 applies to Trustees, officers and employees of the Funds, the Adviser and certain parties related thereto, including clients of the Adviser or any sponsor, officer, committee member thereof, or the immediate family of any of them.  In addition, accounts having the same mailing address may be aggregated for purposes of the minimum

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investment if shareholders consent in writing to share a single mailing of shareholder reports, proxy statements (but each such shareholder would receive his/her own proxy) and other Fund literature.

REDEMPTION OF SHARES

Each Fund may suspend redemption privileges or postpone the date of payment (i) during any period that the Exchange is closed, or trading on the Exchange is restricted as determined by the SEC, (ii) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or to fairly determine the value of its assets, and (iii) for such other periods as the SEC may permit.

No charge is made by the Funds for redemptions, although the Trustees could impose a redemption charge in the future.  Any redemption may be for more or less than the amount of the shareholder’s investment depending on the market value of the securities held by the Funds.

There is currently no charge by the Funds for wire redemptions.  However, the Funds reserve the right, upon thirty days written notice, to make reasonable charges for wire redemptions.  All charges will be deducted from your account by redemption of shares in your account.  Your bank or brokerage firm may also impose a charge for processing the wire.  In the event that wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

Redemptions in Kind.  The Funds do not intend, under normal circumstances, to redeem their securities by payment in kind.  It is possible, however, that conditions may exist which would, in the opinion of the Adviser, make it in the best interests of the Funds and their shareholders to do so. The Board of Trustees has authorized payment to be made in portfolio securities or other property of the Funds.  Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the NAV.  Shareholders receiving them would incur brokerage costs when these securities are sold.  An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein each Fund commits to pay redemptions in cash, rather than in kind, to any shareholder of record of the Fund who redeems during any ninety day period, the lesser of (a) $250,000 or (b) one percent (1%) of a Fund’s net assets at the beginning of such period unless the shareholder consents to receiving the entire distribution in kind.

NET ASSET VALUE DETERMINATION

Under the 1940 Act, the Trustees are responsible for overseeing the good faith determination of the fair value of the securities and other assets of the Funds, and they have adopted procedures to do so, as follows.  The NAV of each Fund is determined as of the close of the regular session of trading of the Exchange (currently 4:00 p.m., Eastern time) on each “Business Day.”  A Business Day means any day, Monday through Friday, except for the following holidays:  New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Fourth of July, Labor Day, Thanksgiving Day and Christmas. NAV per share is determined by dividing the total value of all Fund securities and other assets, less liabilities, by the total number of shares then outstanding.  NAV includes interest on fixed income securities, which is accrued daily.

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FUND EXPENSES

Each Fund pays all expenses not assumed by the Adviser, including its advisory fees.  Fund expenses include, among others, the fees and expenses, if any, of the Independent Trustees, fees of the Custodian, interest expense, taxes, brokerage fees and commissions, fees and expenses of the Funds’ shareholder servicing operations, fees and expenses of qualifying and registering the Funds’ shares under federal and state securities laws, expenses of preparing, printing and distributing prospectuses and reports to existing shareholders, auditing and legal expenses, insurance expenses, association dues, fees and expenses of the Trust’s CCO, and the expense of shareholders’ meetings and proxy solicitations.  The Funds are also liable for any nonrecurring expenses as may arise such as litigation to which the Funds may be a party.  The Funds may be obligated to indemnify the Trustees and officers with respect to such litigation. All expenses of a Fund are accrued daily on the books of the Fund at a rate which, to the best of its belief, is equal to the actual expenses expected to be incurred by the Fund in accordance with generally accepted accounting practices.

General Trust expenses are allocated among the Trust’s series, or funds, which allocation may be based on relative net assets of each fund (on the date the expense is paid) or the nature of the services performed and the relative applicability to each fund.

ADDITIONAL TAX INFORMATION

Taxation of the Funds.  Each Fund has qualified and intends to qualify annually for the special tax treatment afforded a “regulated investment company” (“RIC”) under Subchapter M of the Internal Revenue Code of 1986 (the “Code”) so that it does not pay federal taxes on income and capital gains distributed to shareholders.  Among the requirements to qualify under Subchapter M, each Fund must distribute annually at least 90% of its net investment income.  In addition to this distribution requirement, each Fund must (1) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, certain other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currencies, or from net income derived from an interest in a qualified publicly traded partnership (“PTP”); and (2) diversify its holdings so that at the end of each quarter of its taxable year the following two conditions are met: (a) at least 50% of the value of the Fund’s total assets is represented by cash, U.S. Government securities, securities of other RICs and other securities (for this purpose such other securities will qualify only if the Fund’s investment is limited in respect to any issuer to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of  such issuer) and (b) not more than 25% of the value of the Fund’s total assets is invested in securities (other than U.S. Government securities or securities of other RICs) of any one issuer, the securities of any two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified PTPs.  For these purposes, a qualified PTP is generally a PTP other than one where at least 90% of its gross income is gross income that would otherwise be qualifying income for a RIC.

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While the above requirements are aimed at qualification of the Funds as RICs under Subchapter M of the Code, the Funds also intend to comply with certain requirements of the Code to avoid liability for federal income and excise tax. If the Funds remain qualified under Subchapter M, they will not be subject to federal income tax to the extent they distribute their taxable net investment income and net realized capital gains.  A nondeductible 4% federal excise tax will be imposed on each Fund to the extent it does not distribute at least 98% of its ordinary taxable income for a calendar year, plus 98.2% of its capital gain net taxable income for the one year period ending each October 31, plus certain undistributed amounts from prior years.  While each Fund intends to distribute its taxable income and capital gains in a manner so as to avoid imposition of the federal excise and income taxes, there can be no assurance that the Funds indeed will make sufficient distributions to avoid entirely imposition of federal excise or income taxes.  If a Fund fails to qualify as a RIC for any year, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and its distributions (including capital gains distributions) generally will be taxable as ordinary income dividends to its shareholders, subject to the dividends received deduction for corporate shareholders and the provisions relating to qualified dividend income.  The Board of Trustees reserves the right not to maintain the qualification of the Funds as RICs if it determines such course of action to be beneficial to shareholders.

Based on the recently enacted Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”), there is a remedy for failure of the Subchapter M asset diversification test, if the failure was due to reasonable cause and not willful neglect, subject to certain divestiture and procedural requirements and the payment of a tax.  The Modernization Act also sets forth a de minimis exception to a potential failure of the Subchapter M asset diversification test, which would require corrective action but no tax.  In addition, the Modernization Act allows for the remedy of a failure of the source-of-income requirement, if the failure was due to reasonable cause and not willful neglect, subject to certain procedural requirements and the payment of a tax.

Each Fund’s net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards.  Capital losses arising in taxable years after December 22, 2010 may be utilized indefinitely to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

Should additional series, or funds, be created by the Trustees, each fund would be treated as a separate tax entity for federal income tax purposes.

Tax Status of the Funds’ Dividends and Distributions.   Individual shareholders may benefit from lower rates applicable to long-term capital gains on certain distributions that are attributable to certain dividends received by the Funds from U.S. corporations and certain foreign corporations (“Qualified Dividends”).  Long-term capital gains are generally taxable to individuals at a maximum rate of 20%, with lower rates potentially applicable to taxpayers depending on their income levels. Currently, the American Taxpayer Relief Act of 2012 requires individual taxpayers with taxable incomes above $400,000 ($450,000 for married taxpayers, $425,000 for heads of households) to be subject to a 20% rate of tax on long-term capital gains and Qualified Dividends. Taxpayers that are not in such highest tax bracket continue to be subject to a maximum 15% rate of tax on long-term capital gains and Qualified Dividends. These

30

rates may change over time.  Distributions of net short-term capital gains that exceed net long-term capital losses will generally be taxable as ordinary income. In addition,  for an individual shareholder to benefit from the lower tax rate on Qualified Dividends (either 15% or 20%, depending on income levels), the shareholder must hold shares in the Fund, and the Fund must hold shares in the dividend-paying corporation, at least 61 days during a prescribed period.  Under current IRS practice, the prescribed period is the 121-day period beginning 60 days before the date on which the shareholder or the Fund, as the case may be, becomes entitled to receive the dividend.  Furthermore, in determining the holding period for this purpose, any period during which the recipient’s risk of loss is offset by means of options, short sales or similar instruments is not included.  Additionally, an individual shareholder would not benefit from the lower tax rate to the extent it or the Fund is obligated (e.g., pursuant to a short sale) to make related payments with respect to positions in substantially similar or related property.

Certain U.S. shareholders, including individuals and estates and trusts whose income exceeds certain levels, will be subject to an additional 3.8% Medicare tax on all or a portion of their “net investment income,” which should include dividends from the Funds and net gains from the disposition of shares of the Funds.  U.S. shareholders are urged to consult their own tax advisors regarding the implications of the additional Medicare tax resulting from an investment in the Funds.

For corporate shareholders, the dividends received deduction, if applicable, should apply to a portion of the dividends paid by each Fund.  Each Fund will send shareholders information each year on the tax status of dividends and disbursements.  A dividend or capital gains distribution paid shortly after shares have been purchased, although in effect a return of investment, is subject to federal income taxation.  Dividends from net investment income, along with capital gains, will be taxable to shareholders, whether received in cash or shares and regardless of how long you have held your Fund shares, even if they reduce the NAV of shares below your cost and thus in effect result in a return of a part of your investment.

As of January 1, 2012, federal law requires that mutual fund companies report their shareholders’ cost basis, gain/loss, and holding period to the IRS on the Funds’ shareholders’ Consolidated Form 1099s when “covered” shares are sold.  Covered shares are any regulated investment company shares acquired on or after January 1, 2012 and any such shares acquired before January 1, 2012 are considered non-covered shares.  In response to this federal law, the Funds chose “average cost,” which is the mutual fund industry standard, as the Funds’ default tax lot identification for all shareholders.  Average cost will be the method used for reporting the redemption of any covered shares on your Consolidated Form 1099 unless you select a different tax lot identification method.  You may choose a method different than average cost as long as you do so at the time of your purchase or upon the redemption of covered shares.  Please keep in mind that the Funds are not responsible for providing you with cost basis information on shares acquired prior to January 1, 2012.

Effective January 1, 2014, the Funds will be required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends and (effective January 1, 2017) redemption proceeds made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of Treasury of U.S.-owned foreign investment accounts.  Shareholders may be requested to provide additional

31

information to the Funds to enable the Funds to determine whether withholding is required.

Sale, Exchange or Redemption of Fund Shares.   A sale, exchange or redemption of shares of the Funds by a shareholder is generally a taxable event.  For federal income tax purposes, any loss upon the sale of shares of the Funds held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gains distributions received by the shareholder.

Shareholders should consult their tax advisors regarding the federal, state, local and foreign tax consequences resulting from the ownership of shares of the Funds.

GENERAL INFORMATION ABOUT THE TRUST

The Funds are no-load, diversified series of Williamsburg Investment Trust, an open-end management investment company organized as a Massachusetts business trust in July 1988.   The Board of Trustees has overall responsibility for management of the Funds under the laws of Massachusetts governing the responsibilities of trustees of business trusts. The Declaration of Trust of the Trust currently provides for the shares of eleven funds, or series, to be issued. The Trustees are permitted to create additional series, or funds, at any time.

Shares of the Funds, when issued, are fully paid and non-assessable and have no preemptive or conversion rights.  Shareholders are entitled to one vote for each full share and a fractional vote for each fractional share held.  Shares have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees and, in this event, the holders of the remaining shares voting will not be able to elect any Trustees.  The Trustees will hold office indefinitely, except that:  (1) any Trustee may resign or retire and (2) any Trustee may be removed with or without cause at any time (a) by a written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; or (b) by vote of shareholders holding not less than two-thirds of the outstanding shares of the Trust, cast in person or by proxy at a meeting called for that purpose; or (c) by a written declaration signed by shareholders holding not less than two-thirds of the outstanding shares of the Trust and filed with the Trust’s custodian.  Shareholders have certain rights, as set forth in the Declaration of Trust, including the right to call a meeting of the shareholders for the purpose of voting on the removal of one or more Trustees.  Shareholders holding not less than ten percent (10%) of the shares then outstanding may require the Trustees to call such a meeting and the Trustees are obligated to provide certain assistance to shareholders desiring to communicate with other shareholders in such regard (e.g., providing access to shareholder lists, etc.).  Shareholder inquiries may be made in writing, addressed to the Funds at the address contained in this Statement of Additional Information.  In case a vacancy or an anticipated vacancy shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to the provisions of Section 16(a) of the 1940 Act.  The Trust does not expect to hold annual meetings of shareholders.

Upon liquidation of the Trust or a particular fund of the Trust, holders of the outstanding shares of the fund being liquidated shall be entitled to receive, in proportion to the number of shares of the fund held by them, the excess of that fund’s assets over its liabilities.  On any matter submitted to a vote of shareholders, all shares of the Trust then issued and outstanding and entitled to vote, irrespective of the fund, shall be voted in the aggregate and not by fund, except

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(i) when required by the 1940 Act, shares shall be voted by individual fund; and (ii) when the matter does not affect any interest of a particular fund, then only shareholders of the affected fund or funds shall be entitled to vote thereon.  Examples of matters that affect only a particular fund could be a proposed change in the fundamental investment objectives or policies of that fund or a proposed change in the investment advisory agreement for a particular fund.

Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust.  The Declaration of Trust, therefore, contains provisions that are intended to mitigate such liability.

Stock certificates will not be issued for your shares.  Evidence of ownership will be given by issuance of periodic account statements which will show the number of shares owned.

Proxy Voting Policies and Procedures.   The Trust and the Adviser have adopted Proxy Voting Policies and Procedures that describe how the Funds intend to vote proxies relating to portfolio securities.  The Proxy Voting Policies and Procedures of the Trust and the Adviser are attached to this Statement of Additional Information as Appendix A.  Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling toll-free 1-800-281-3217, or on the SEC’s website at http://www.sec.gov.

Portfolio Holdings Disclosure Policy.  The Board of Trustees of the Trust has adopted policies to govern the circumstances under which disclosure regarding securities held by the Funds, and disclosure of purchases and sales of such securities, may be made to shareholders of the Funds or other persons.  The Trust’s CCO is responsible for monitoring the use and disclosure of information relating to portfolio securities.  Although no material conflicts of interest are believed to exist that could disadvantage the Funds or their shareholders, various safeguards have been implemented to protect the Funds and their shareholders from conflicts of interest, including: the adoption of codes of ethics pursuant to Rule 17j-1 under the 1940 Act designed to prevent fraudulent, deceptive or manipulative acts by officers and employees of the Trust, the Adviser and the Distributor in connection with their personal securities transactions; the adoption by the Adviser and the Distributor of insider trading policies and procedures designed to prevent their employees’ misuse of material non-public information; and the adoption by the Trust of a Code of Ethics for Principal Executive and Senior Financial Officers that requires the Trust’s Principal Executive Officer(s), Principal Financial Officer(s) and Principal Accounting Officer(s) to report to the Board any affiliations or other relationships that could potentially create a conflict of interest with the Funds.

•
Public disclosure regarding the securities held by the Funds (“Portfolio Securities”) is made quarterly in Annual Reports and Semi-Annual Reports to shareholders, and in quarterly holdings reports on Form N-Q.

•
Each of the Funds posts a complete listing of its Portfolio Securities on a daily basis at www.investdavenport.com.  The listing of Portfolio Securities is current to the previous day’s close of the market.  The website is open to the general public.

•	Information regarding Portfolio Securities as of the end of the most recent calendar

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quarter, and other information regarding the investment activities of the Funds during such quarter, may be disclosed to rating and ranking organizations for use in connection with their rating or ranking of the Funds.

•
In the event a Fund processes a shareholder’s redemption request in-kind, the Fund may, under certain circumstances, provide portfolio holdings information to such shareholder to the extent necessary to allow the shareholder to prepare for the receipt of such portfolio securities.

•
Neither the Adviser nor the Trust (or any affiliated person, employee, officer, trustee or director of the Adviser or the Trust) may receive any direct or indirect compensation in consideration of the disclosure of information relating to Portfolio Securities held, purchased or sold by the Funds.

Principal Holders of Fund Shares.   As of July 8, 2013 , no shareholder known by the Funds owned of record or beneficially 5% or more of the outstanding shares of a Fund.

CALCULATION OF PERFORMANCE DATA

Each Fund may, from time to time, advertise certain total return information.  The average annual total returns of each Fund are computed by finding the average compounded rates of return over the 1-, 5-, and 10-year periods (or for the period of a Fund’s operations) that would equate the initial amount invested to the ending redeemable value (after adjusting for the reinvestment of any income dividends and capital gain distributions).  In particular, the average annual total returns of a Fund (“T”) are computed by using the redeemable value at the end of a specified period of time (“ERV”) of a hypothetical initial investment of $1,000 (“P”) over a period of time (“n”) according to the formula P (l+T)n = ERV.

Average annual total returns may also be calculated (i) after taxes on distributions and (ii) after taxes on distributions and redemption of Fund shares at the end of the period.  The calculations assume deduction of all taxes due on such Fund distributions.  The ending redeemable value is determined by assuming a complete redemption at the end of the period covered by the computation and, in the case of returns after taxes on distributions and redemption of Fund shares, includes the deduction of capital gains taxes resulting from the redemption or, if appropriate, an adjustment to take into account the tax benefit from any capital losses that may have resulted from the redemption.  After-tax returns are calculated using the highest applicable individual federal marginal tax rate in effect on the reinvestment date of a distribution.  The tax rates used correspond to the tax character of each component of the distributions (that is, the ordinary income tax rate for ordinary income distributions and the long-term capital gains rate for capital gains distributions).  The tax rates may vary over the course of the measurement period.  State and local tax liabilities are disregarded, as are the effect of phaseouts of certain exemptions, deductions and credits at various income levels and the impact of the federal alternative minimum income tax.  Actual after-tax returns will depend on an investor’s tax situation and may differ from those shown.  The after-tax returns are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The Funds’ past performance, before and after taxes, is not necessarily an indication of how the Funds will perform in the future.

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The table below shows each Fund’s average annual total returns for periods ended March 31, 2013:

Core Fund		Value & Income Fund		Equity Opportunities Fund
1 Year	12.47%	1 Year	18.69%	1 Year	18.77%
5 Years	5.39%	Since Inception	16.28%	Since Inception	17.11%
10 Years	8.76%	(12-31-10)		(12-31-10)

In addition, each Fund may advertise other total return performance data (“Nonstandardized Return”).  Nonstandardized Return shows as a percentage rate of return encompassing all elements of return (i.e., income and capital appreciation or depreciation) and it assumes reinvestment of all dividends and capital gain distributions.  Nonstandardized Return may consist of a cumulative percentage of return, actual year-by-year rates or any combination thereof.

From time to time, each Fund may advertise its yield.  A yield quotation is based on a 30-day (or one month) period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

Yield = 2[(a-b/cd + 1)6 - 1]
Where:
a = dividends and interest earned during the period
b = expenses accrued for the period (net of reimbursements)
c = the average daily number of shares outstanding during the period that were entitled to receive dividends
d = the maximum offering price per share on the last day of the period

Solely for the purpose of computing yield, dividend income is recognized by accruing 1/360 of the stated dividend rate of the security each day that a Fund owns the security.  Generally, interest earned (for the purpose of “a” above) on debt obligations is computed by reference to the yield to maturity of each obligation held based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day prior to the start of the 30-day (or one month) period for which yield is being calculated, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest). The yields of the Core Fund and the Value & Income Fund for the 30 days ended March 31, 2013 were 0.53% and 1.82%, respectively.

The Funds’ performance may be compared in advertisements, sales literature and other communications to the performance of other mutual funds having similar objectives or to standardized indices or other measures of investment performance.  In particular, each Fund may compare its performance to the S&P 500 Index and the Equity Opportunities Fund may also compare its performance to the Russell MidCap Index, which are generally considered to be representative of the performance of unmanaged large-cap and mid-cap common stocks, respectively, that are publicly traded in the United States securities markets.  Comparative performance may also be expressed by reference to rankings or broad groups of mutual funds, as prepared or tracked and published by mutual fund monitoring services, such as Lipper or

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Morningstar, Inc., or by one or more newspapers, newsletters or financial periodicals.  Performance comparisons may be useful to investors who wish to compare the Funds’ past performance to that of other mutual funds and investment products.  Of course, past performance is not a guarantee of future results.

•
Lipper ranks funds in various fund categories by making comparative calculations using total return.  Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in NAV over a specific period of time.

•	Morningstar, Inc. rates mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for one month.

Investors may use such indices and averages in addition to the Funds’ Prospectus to obtain a more complete view of the Funds’ performance before investing.  Of course, when comparing the Funds’ performance to any index, factors such as composition of the index and prevailing market conditions should be considered in assessing the significance of such comparisons.  When comparing funds using reporting services or total return, investors should take into consideration any relevant differences in funds such as permitted portfolio compositions and methods used to value portfolio securities and compute offering price.  Advertisements and other sales literature for the Funds may quote total returns that are calculated on non-standardized base periods.  The total returns represent the historic change in the value of an investment in the Funds assuming reinvestment of dividends and distributions over a specified period of time.

From time to time the Funds may include in advertisements and other communications information, charts, and illustrations relating to inflation and the effects of inflation on the dollar, including the purchasing power of the dollar at various rates of inflation.  The Funds may also disclose from time to time information about their portfolio allocation and holdings at a particular date (including ratings of securities assigned by independent rating services such as Standard & Poor’s Ratings Services and Moody’s Investors Service, Inc.).  The Funds may also depict the historical performance of the securities in which the Funds may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indices of those investments, or economic indicators.  The Funds may also present their performance and other investment characteristics, such as volatility or a temporary defensive posture, in light of the Adviser’s view of current or past market conditions or historical trends.  The Funds may also include in advertisements and in materials furnished to present and prospective shareholders statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed to meet specific financial goals, such as saving for retirement, children’s education, or other future needs.

FINANCIAL STATEMENTS AND REPORTS

The financial statements of the Funds will be audited once each year by an independent registered public accounting firm. Shareholders will receive annual audited and semiannual (unaudited) reports when published, and will receive written confirmation of all confirmable transactions in their account.  A copy of the Annual Report will accompany this Statement of Additional Information whenever the Statement of

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Additional Information is requested by a shareholder or prospective investor.  The financial statements of the Funds for the year ended March 31, 2013 , together with the report of Ernst & Young LLP thereon, are incorporated herein by reference to the Annual Report of the Funds.

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APPENDIX A

WILLIAMSBURG INVESTMENT TRUST

POLICIES AND PROCEDURES FOR VOTING PROXIES

1.         Purpose.  The purpose of this memorandum is to describe the policies and procedures for voting proxies received from issuers whose securities are held by the Trust.  These policies and procedures are to be implemented by the Investment Advisers to the various Funds.

2.         Definitions

(a)           Proxy.  A proxy permits a shareholder to vote without being present at annual or special meetings.  A proxy is the form whereby a person who is eligible to vote on corporate matters transmits written instructions for voting or transfers the right to vote to another person in place of the eligible voter.  Proxies are generally solicited by management, but may be solicited by dissident shareholders opposed to management’s policies or strategies.

(b)           Proxy Manager.  Proxy manager, as used herein, refers to the individual, individuals or committee of individuals appointed by the Investment Advisers to the various Funds as being responsible for supervising and implementing these Policies and Procedures.

3.         Policy for Voting Proxies.

(a)           Fiduciary Considerations.  Proxies are voted solely in the interests of the shareholders of the Trust.  Any conflict of interest must be resolved in the way that will most benefit the shareholders.

(b)           Management Recommendations.  Since the quality and depth of management is a primary factor considered when investing in a company, the recommendation of management on any issue should be given substantial weight.

The vote with respect to most issues presented in proxy statements should be cast in accordance with the position of the company’s management, unless it is determined that supporting management’s position would adversely affect the investment merits of owning the stock.  However, each issue should be considered on its own merits, and the position of the company’s management should not be supported in any situation where it is found not to be in the best interests of the Trust’s shareholders.

4.         Conflicts of Interest.   The Trust recognizes that under certain circumstances the Investment Advisers may have a conflict of interest in voting proxies on behalf of the various Funds.  Such circumstances may include, but are not limited to, situations where the Investment Adviser or one or more of its affiliates, including officers, directors and employees, has or is seeking a client relationship with the issuer of the security that is the subject of the proxy vote.  The Investment Adviser shall periodically inform its employees that they are under an obligation to be aware of the potential for conflicts of interest on the part of the Investment Adviser with

38

respect to voting proxies on behalf of the Funds, both as a result of the employee’s personal relationships and due to circumstances that may arise during the conduct of the Investment Adviser’s business, and to bring conflicts of interest of which they become aware to the attention of the proxy manager.  The Investment Adviser shall not vote proxies relating to such issuers on behalf of the Funds until it has determined that the conflict of interest is not material or a method of resolving such conflict of interest has been determined in the manner described below.  A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence the Adviser’s decision-making in voting a proxy.  Materiality determinations will be based upon an assessment of the particular facts and circumstances.  If the proxy manager determines that a conflict of interest is not material, the Investment Adviser may vote proxies notwithstanding the existence of a conflict.  If the conflict of interest is determined to be material, either (i) the conflict shall be disclosed to the Audit Committee and the Investment Adviser shall follow the instructions of the Audit Committee or (ii) the Investment Adviser shall vote the issue in question based upon the recommendation of an independent third party under a contractual arrangement approved by the Audit Committee. The proxy manager shall keep a record of all materiality decisions and report them to the Audit Committee on a quarterly basis.

5.         Routine Proposals.  Proxies for routine proposals (such as election of directors, selection of independent public accountants, stock splits and increases in capital stock) should generally be voted in favor of management.

6.         Non-routine Proposals.

(a)           Guidelines on Anti-takeover Issues.  Since anti-takeover proposals generally reduce shareholders’ rights, the vote with respect to these proposals should generally be “against.”  During review of the proposal, if it is concluded that the proposal is beneficial to shareholders, a vote for the proposal should be cast.  This may (but is not required to) be the case for staggered board and fair price amendments.  Other anti-takeover issues include supermajority rules, superstock, poison pills and greenmail.

(b)           Guidelines on Social and Political Issues.  Social and political issues should be reviewed on a case by case basis.  Votes should generally be cast with management on social or political issues, subject to review by the proxy manager appointed by the Investment Adviser who shall be the portfolio manager, securities analyst or other investment professional.

7.         Proxy Manager Approval.  Votes on non-routine matters (including the matters in paragraph 5 and mergers, stock option and other compensation plans) and votes against a management’s recommendations are subject to approval by the proxy manager.

8.         Proxy Voting Procedures.  Proxy voting will be conducted in compliance with the policies and practices described in this memorandum and is subject to the proxy manager’s supervision.  A reasonable effort should be made to obtain proxy material and to vote in a timely fashion.  Records should be maintained regarding the voting of proxies under these Policies and Procedures.

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9.         Report to the Board.  On an annual basis, the proxy manager or his designee will report in writing to the Board of Trustees on the general manner in which proxy proposals relating to anti-takeover, social and political issues were voted, as well as proposals that were voted in opposition to management’s recommendations.

10.       Investment Advisers’ Voting Procedures. The Trust acknowledges that the Investment Advisers to the various Funds have adopted voting policies and procedures for their clients which have been delivered to the Trust.  To the extent that such policies and procedures are consistent with these Policies and Procedures, the Investment Advisers may implement them with respect to voting proxies on behalf of the various Funds.  However, the provisions of paragraph 4 of these Policies and Procedures relating to conflicts of interest shall supercede any comparable provisions of the Investment Advisers’ policies and procedures.

As adopted November 1, 2004

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Davenport & Company LLC One James Center 901 East Cary Street Ste 1100 Richmond, VA 23219¬4037 t 804-780-2000 800-846-6666www.investdavenport.com

Davenport & Company LLC (The “Adviser”)

Proxy Voting Policies and Procedures

If directed in writing by the client, Adviser will be responsible for voting proxies for accounts in Adviser’s Investment Advisory programs.  The Adviser intends to exercise a voice on behalf of clients in matters of corporate governance through the proxy process.  The Adviser takes its fiduciary responsibilities very seriously and believes the right to vote a proxy is a significant asset of shareholders and clients.  The Adviser exercises its voting responsibilities as a fiduciary, solely with the goal of maximizing the value of clients’ investments.

The Adviser has delegated the responsibility of overseeing the proxy voting process to a Proxy Voting Coordinator (the “Coordinator”). The Adviser’s proxy voting policies and procedures are outlined below.

General Policy for Voting Proxies

The Adviser will vote proxies solely in the interests of its clients and will vote consistently across the client base.

The Adviser shall not vote proxies for privately held securities, nor shall extraordinary measures, such as, but not limited to travel, be taken to submit a proxy vote.  The Adviser will generally not vote proxies when the cost of voting on a particular proxy proposal could exceed the expected benefit to a client.

From time to time, the Adviser may abstain from voting proxies for securities that have not been selected through the advisory process but are held in a client account per the client’s direction.

Since the quality and depth of management is a primary factor considered when investing in a company, the Adviser gives substantial weight to the recommendation of management on any issue.  However, the Adviser will consider each issue on its own merits, and the position of a company’s management will not be supported in any situation where it is found not to be in the best interests of clients.  Proxy voting, absent any unusual circumstances or conflicts of interest, will be conducted in accordance with the procedures set forth below.

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Proxy Voting Process:  Voting Governance

The Adviser has contracted with Broadridge, an independent third party to provide all proxy voting and recordkeeping services through "ProxyEdge". ProxyEdge has contracted with Glass Lewis, a leading independent provider of global proxy analysis and voting services to provide voting recommendations. The Coordinator will monitor the voting and recordkeeping of all proxies and generally review each vote to ensure the voting follows the established Adviser guidelines. The Coordinator has the ability to override the recommended vote of Glass Lewis if it is determined the recommended vote is in direct conflict with the established guidelines of the Adviser or if it is determined a conflict of interest exists.

The Monitoring Process

The Adviser has elected to use the "Typical Investment Manager Policy" provided by ProxyEdge for voting recommendations. This policy was designed to maximize returns for investment advisors by voting in a manner that generally supports management while carefully limiting risk to investors.  ProxyEdge automatically records the vote utilizing the recommendations supplied by Glass Lewis and this policy.

The Coordinator and his/her designee receive email alerts from ProxyEdge, notifying the Adviser of meeting dates and voting deadlines. As part of the monitoring process, the ProxyEdge website is checked regularly to ensure votes have been cast on securities with outstanding proxies.  At this time the votes are checked to ensure they are cast within the established Adviser guidelines.

The Coordinator will have the following responsibilities:

1.           Review contract with Broadridge (ProxyEdge) and communicate with them to resolve any problems that may arise
2.           Monitor "ProxyEdge" email alerts
3.           Monitor voting recommendations from a professional proxy voting service (Glass Lewis),
4.           Solicit information from the Adviser and its’ employees about potential conflict of interest,
5.           Maintain a “proxy conflicts watch list” in coordination with the Adviser’s Compliance Department,
6.           Notify the Chief Investment Officer and the responsible Compliance Officer when an upcoming vote is subject to a conflict of interest,
7.           Monitor proxy votes via the ProxyEdge website to ensure they are voted in accordance with recommendation of Glass Lewis and/or the established guidelines of the Adviser,
8.           Maintain records for any client requests for voting information.

Conflicts of Interest

The Adviser recognizes that under certain circumstances it may have a conflict of interest in voting proxies on behalf of its clients. Conflicts of interest may be the result of personal or

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business relationships, or due to circumstances that may arise during the conduct of the Adviser’s business.   Such circumstances may include, but are not limited to, situations where the Adviser or one or more of its affiliates, including officers, directors and employees, has or is seeking a client relationship with the issuer of the security that is the subject of the proxy vote.  The Adviser shall periodically inform its employees that they are under an obligation to be aware of the potential for conflicts of interest on the part of the Adviser with respect to voting proxies on behalf of clients and to bring such information to the attention of the Coordinator.

Coordinator will make a reasonable effort to be aware of the potential for conflicts of interest on the part of the Adviser with respect to voting proxies on behalf of clients.  The Coordinator shall bring any known conflict of interest to the attention of the Chief Investment Officer.

The Adviser believes that certain proxies pertaining to a mutual fund are a potential conflict.  For example, the Adviser may have a conflict of interest when the Adviser is solicited to vote client proxies approving an increase in fees deducted from mutual fund assets pursuant to a 12b-1 plan if the fees are a source of revenue for the Adviser.

The Coordinator may vote proxies relating to issuers where a potential conflict of interest is identified, if the Coordinator, in consultation with the Compliance Department, has determined that the conflict of interest is not material.  A conflict of interest will be considered material if it is determined that such conflict has the potential to influence the Adviser’s decision-making in voting a proxy.  Materiality determinations will be based upon an assessment of the particular facts and circumstances.   In the event that a material conflict arises, the proxy will be voted in accordance with the recommendation of Glass Lewis.  The Coordinator shall memorialize all materiality decisions.

Appointment of Coordinator

In general, the Coordinator is appointed by the Adviser’s Chief Investment Officer.

Common Proposals

The Adviser recognizes that there are common proposals that routinely appear on proxies. Listed below are examples of voting decisions for the types of proposals that are most frequently presented:

Election of the Board of Directors

The Adviser believes that good governance starts with an independent board, unfettered by significant ties to management, all of whose members are elected annually. In addition, key board committees should be entirely independent.

The Adviser generally supports the election of directors that result in a board made up of a majority of independent directors.

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The Adviser generally does not support the election of non-independent directors who serve on the audit, compensation, and/or nominating committees of the board.

The Adviser will hold directors accountable for the actions of the committees on which they serve.  For example, the Adviser generally does not support nominees who serve on the compensation committee if they approve excessive compensation arrangements or propose equity-based compensation plans that unduly dilute the ownership interests of stockholders.

The Adviser generally supports shareholder efforts to declassify existing boards, and will generally block efforts by companies to adopt classified board structures.

Approval of Independent Auditors

The Adviser believes that the relationship between the company and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities that do not, in the aggregate, raise any appearance of impaired independence.

The Adviser does not support proposed auditors where non-audit fees make up more than 50% of the total fees paid by the company to the audit firm.

The Adviser will evaluate on a case-by-case basis instances in which the audit firm has a substantial non-audit relationship with the company (regardless of its size relative to the audit fee) to determine whether the Adviser believes independence has been compromised.

Equity-based Compensation Plans

The Adviser believes that appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of long-term shareholders and the interests of management, employees, and directors. Conversely, the Adviser is opposed to plans that substantially dilute its clients’ ownership interest in the company, provide participants with excessive awards, or have inherently objectionable structural features.

The Adviser generally does not support plans where total potential dilution (including all equity-based plans) exceeds 15% of shares outstanding.

The Adviser generally does not support plans if annual option grants have exceeded 2% of shares outstanding.

These total and annual dilution thresholds are guidelines, not ceilings, and when assessing a plan's impact on our clients, the Adviser considers other factors such as the nature of the industry and size of the company. The Adviser generally opposes plans that have any of the following structural features:

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•           Ability to re-price underwater options
•           Ability to issue options with an exercise price below the stock's current market price.
•           Ability to issue reload options.
•           Automatic share replenishment ("evergreen") feature.

The Adviser generally supports measures intended to increase long-term stock ownership by executives.  These may include:

•	Requiring senior executives to hold a minimum amount of stock in the company (frequently expressed as a certain multiple of the executive's salary).
•           Requiring stock acquired through option exercise to be held for a certain period of time. •Using restricted stock grants instead of options.

To this end, the Adviser supports expensing the fair market value of option grants because it substantially eliminates their preferential financial statement treatment vis-à-vis stock grants, furthering the case for increased ownership by corporate leaders and employees.

The Adviser generally supports the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value.

Corporate Structure and Shareholder Rights

The Adviser believes that shareholders should have voting power equal to their equity interest in the company and should be able to approve (or reject) changes to the corporation's by-laws by a simple majority vote.

The Adviser generally supports proposals to remove super-majority (typically from 66.7% to 80%) voting requirements for certain types of proposals.

The Adviser supports proposals to lower barriers to shareholder action (e.g., limited rights to call special meetings, limited rights to act by written consent).

The Adviser generally opposes proposals for a separate class of stock with disparate voting rights.

The Adviser generally supports proposals to subject shareholder rights plans ("poison pills") to a shareholder vote.  In evaluating these plans, the Adviser is more likely to support arrangements with short-term (less than 3 years) sunset provisions, qualified bid/permitted offer provisions ("chewable pills") and/or mandatory review by a committee of independent directors at least every three years (so-called "TIDE" provisions).

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Corporate and Social Policy Issues

The Adviser believes that "ordinary business matters" are primarily the responsibility of management and should be approved solely by the corporation's board of directors. Proposals in this category, initiated primarily by shareholders, typically request that the company disclose or amend certain business practices.

The Adviser generally opposes these types of proposals, although the Adviser may make exceptions in certain instances where it believes a proposal has substantial economic implications.  The Adviser recognizes it may not be able to reflect accurately the stance of the Adviser’s broad client base, and, therefore reserves the right to issue an abstention from vote regarding this type of proposal.

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STATEMENT OF ADDITIONAL INFORMATION

THE FLIPPIN, BRUCE & PORTER FUNDS

FBP Equity & Dividend Plus Fund – Ticker: FBPEX
FBP Appreciation & Income Opportunities Fund – Ticker: FBPBX

Series of
WILLIAMSBURG INVESTMENT TRUST

August 1, 2013

FUND OBJECTIVES, INVESTMENTS, STRATEGIES AND RISKS	2
DESCRIPTION OF BOND RATINGS	12
INVESTMENT LIMITATIONS	14
TRUSTEES AND OFFICERS	15
INVESTMENT ADVISER	24
ADMINISTRATOR	26
DISTRIBUTOR	27
OTHER SERVICE PROVIDERS	27
PORTFOLIO SECURITIES AND BROKERAGE	27
SPECIAL SHAREHOLDER SERVICES	29
PURCHASE OF SHARES	30
REDEMPTION OF SHARES	31
NET ASSET VALUE DETERMINATION	31
FUND EXPENSES	32
ADDITIONAL TAX INFORMATION	32
GENERAL INFORMATION ABOUT THE TRUST	35
CALCULATION OF PERFORMANCE DATA	39
FINANCIAL STATEMENTS AND REPORTS	41
POLICIES AND PROCEDURES FOR VOTING PROXIES	42

This Statement of Additional Information is not a prospectus and should only be read in conjunction with the Prospectus of the Flippin, Bruce & Porter Funds dated August 1, 2013 .  This Statement of Additional Information is incorporated by reference in its entirety into the Prospectus.  The Prospectus may be obtained from the Funds, at no charge, by writing to Williamsburg Investment Trust, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, or by calling toll-free 1-866-738-1127.

FUND OBJECTIVES, INVESTMENTS, STRATEGIES AND RISKS

The FBP Equity & Dividend Plus Fund (the “Dividend Fund”), formerly the FBP Value Fund and the FBP Appreciation & Income Opportunities Fund (the “Opportunities Fund”), formerly the FBP Balanced Fund are two separate investment portfolios of Williamsburg Investment Trust (the “Trust”).  All information contained herein applies to each of the Funds unless otherwise noted.

The investment objectives and principal strategies of the Funds are described in the Prospectus.  Supplemental information about these strategies is set forth below.  Certain capitalized terms used herein are defined in the Prospectus.

Options Transactions.  The Funds will only write and purchase options that are issued by the Options Clearing Corporation and listed on a national securities exchange.  Transactions in options affect the Funds’ portfolio turnover rate and brokerage commission costs. Commissions for options, which are normally higher than for general securities transactions, are payable when writing calls and when purchasing closing purchase transactions.  Options transactions by the Funds are subject to limitations established by each of the exchanges governing the maximum number of options that may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more different exchanges or through one or more brokers.  Therefore the number of options the Funds may write or purchase may be affected by options written or held by other entities, including other clients of Flippin, Bruce & Porter, Inc. (the “Adviser”).  An exchange may order the liquidation of positions found to be in violation of these limits and may impose certain other sanctions.

Writing Covered Call Options.  When the Adviser believes that individual portfolio securities held by the Funds are approaching the top of the Adviser’s growth and price expectations, covered call options (“calls”) may be written (sold) against such securities.  When a Fund writes a call, it receives a premium and agrees to sell the underlying security to a purchaser of a corresponding call at a specified price (“strike price”) by a future date (“exercise price”).  To terminate its obligation on a call a Fund has written, it may purchase a corresponding call in a “closing purchase transaction.”  A profit or loss will be realized, depending upon whether the price of the closing purchase transaction is more or less than the premium (net of transaction costs) previously received on the call written.  A Fund may realize a profit if the call it has written lapses unexercised, in which case the Fund keeps the premium and retains the underlying security as well.  If a call written by a Fund is exercised, the Fund forgoes any possible profit from an increase in the market price of the underlying security over an amount equal to the exercise price plus the premium received.  The Funds write options only for income generation and hedging purposes and not for speculation.  If the Adviser is incorrect in its expectations and the market price of a stock subject to a call option rises above the exercise price of an option, the Funds will lose the opportunity for further appreciation of that security.  If the Funds desire to enter into a closing purchase transaction, but there is no market when they desire to do so, they would have to hold the securities underlying the call until the call lapses or until the call is executed.

Purchasing Put and Call Options.  The Funds may also purchase put and call options on securities.  If a put or call option purchased by a Fund is not sold when it has value remaining, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise

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price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment in the option.  Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.

The Funds may purchase put options on stock indices.  By purchasing a put option on a stock index, a Fund could hedge the risk of a general market decline.  The value of the put option would be expected to rise as a result of a market decline and thus could offset all or a portion of losses resulting from declines in the prices of individual securities held by a Fund.  However, option premiums tend to decrease over time as the expiration date nears.  Therefore, because of the cost of the option (in the form of premium and transaction costs), the Fund would suffer a loss in the put option if prices do not decline, or do not decline sufficiently, to offset the deterioration in the value of the option premium.

Risks of Options Generally.  The purchase and sale of options involve risks different from those involved with direct investments in securities and also require different skills from the Adviser in managing a Fund’s portfolio of investments.  While utilization of options may be advantageous to a Fund, if the Adviser is not successful in employing such instruments in managing the Fund’s investments or in predicting market changes, the Fund’s performance will be worse than if the Fund did not make such investments.  It is possible that there will be imperfect correlation, or even no correlation, between price movements of the investments being hedged and the options used.  It is also possible that a Fund may be unable to close out or liquidate its hedges during unusual periods of illiquidity in the options markets.  In addition, a Fund will pay commissions and other costs in connection with such investments, which may increase the Fund’s expenses and reduce its investment performance.  The Funds’ current policy is to limit options transactions to those described above.

Risks of Options on Stock Indices.  As discussed above, the purchase and sale of options on stock indices is subject to risks applicable to options transactions generally.  In addition, the distinctive characteristics of options on indices create certain risks that are not present with stock options.  Index prices may be distorted if trading of certain stocks included in the index is interrupted.  Trading in index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index or if dissemination of the current level of an underlying index is interrupted.  If this occurs, a Fund would not be able to close out options which it had purchased and, if restrictions on exercise were imposed, may be unable to exercise an option it holds, which could result in losses if the underlying index moves adversely before trading resumes.  However, it is the Funds’ policy to purchase options only on indices which include a sufficient number of stocks so that the likelihood of a trading halt in the index is minimized.

The purchaser of an index option may also be subject to a timing risk.  If an option is exercised by a Fund before final determination of the closing index value for that day, the risk exists that the level of the underlying index may subsequently change.  If such a change caused the exercised option to fall out-of-the-money (that is, the exercising of the option would result in a loss, not a gain), the Funds will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.  Although the Funds may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time, it may not be possible to eliminate this risk entirely, because the exercise cutoff times for index

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options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.  Alternatively, when the index level is close to the exercise price, a Fund may sell rather than exercise the option.  Although the markets for certain index option contracts have developed rapidly, the markets for other index options are not as liquid.  The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market.  It is not certain that this market will develop in all index option contracts.  The Funds will not purchase or sell any index option contract unless and until, in the opinion of the Adviser, the market for such options has developed sufficiently that the risk in connection with such transactions is no greater than the risk in connection with options on stocks.

Commodity Exchange Act Regulation. The Funds have claimed an exclusion from the definition of the term “commodity pool” under the Commodity Exchange Act (“CEA”) and, therefore, are not subject to registration or regulation under the CEA.  A Fund claiming the exclusion is limited in its ability to use certain derivatives, such as futures, certain options, and swaps, without the Fund becoming subject to U.S. Commodity Futures Trading Commission (“CFTC”) regulation.  On an annual basis, a Fund is required to reaffirm its eligibility to continue to claim the exclusion.  If a Fund’s use of derivatives would prevent it from claiming the exclusion (or any other exclusion or exemption available under CFTC regulations), then the Adviser may be subject to regulation as a commodity pool operator or commodity trading advisor with respect to the Fund, and the Fund may become subject to regulation by the CFTC.  A Fund may incur additional expenses in complying with the CFTC’s recordkeeping, reporting and disclosure requirements.  However, until the applicable SEC regulations and CFTC regulations relating to investment companies are harmonized, the nature and extent to which CFTC regulations may affect a Fund is uncertain.

Foreign Securities.  The Funds may invest in foreign securities directly or indirectly through U.S. exchanges, in the over-the-counter market, purchases of ETFs and similar investment vehicles that are listed on a foreign securities exchange, or through the purchase of American Depositary Receipts (“ADRs”).  ADRs are receipts typically issued by an American bank or trust company that evidence ownership of underlying securities issued by a foreign corporation.  The Funds may invest in foreign securities in order to take advantage of opportunities for growth where, as with domestic securities, they are depressed in price because they are out of favor with most investors. The same factors would be considered in selecting foreign securities as with domestic securities, as discussed in the Prospectus.  Foreign securities investment presents special considerations not typically associated with investments in domestic securities. Foreign taxes may reduce income.  Currency exchange rates and regulations may cause fluctuation in the value of foreign securities.  Foreign securities are subject to different regulatory environments than in the United States and, compared to the United States, there may be a lack of uniform accounting, auditing and financial reporting standards, less volume and liquidity and more volatility, less public information, and less regulation of foreign issuers.  Countries have been known to expropriate or nationalize assets, and foreign investments may be subject to political, financial or social instability or adverse diplomatic developments.  There may be difficulties in obtaining service of process on foreign issuers and difficulties enforcing judgments against such issuers with respect to claims under U.S. securities laws.  Favorable or unfavorable differences between U.S. and foreign economies could affect foreign securities values.  The U.S. Government has, in the past, discouraged certain foreign investments by U.S. investors through taxation or other restrictions and it is possible that such restrictions could be imposed again.  In addition to these risks, foreign economies may be less stable than the U.S. economy.  For example, European Union member countries that use the Euro as their currency (Eurozone

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countries) lack the ability to implement an independent monetary policy and may be significantly affected by requirements that limit their fiscal options.  Eurozone country Greece defaulted on its national debt in March 2012 in a restructuring that forced investors to write off more than 100 billion Euros of debt.  Other Eurozone countries, including Ireland, Portugal, Italy and Spain, are facing significant economic strains, some of which may have negative long-term effects for their economies and the economies of other European countries.

Warrants and Rights.  Warrants are essentially options to purchase equity securities at specific prices and are valid for a specific period of time.  Prices of warrants do not necessarily move in concert with the prices of the underlying securities.  Rights are similar to warrants but generally have a short duration and are distributed directly by the issuer to its shareholders.  Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

U.S. Government Securities. The Funds may invest in debt obligations that are issued or guaranteed by the U.S. Government, its agencies and instrumentalities (“U.S. Government Securities”) as described herein.  U.S. Government Securities include the following securities: (1) U.S. Treasury obligations of various interest rates, maturities and issue dates, such as U.S. Treasury bills (mature in one year or less), U.S. Treasury notes (mature in one to seven years), and U.S. Treasury bonds (mature in more than seven years), the payments of principal and interest of which are all backed by the full faith and credit of the U.S. Government; (2) obligations issued or guaranteed by U.S. Government agencies or instrumentalities, some of which are backed by the full faith and credit of the U.S. Government, e.g., obligations of the Government National Mortgage Association (“GNMA”), the Farmers Home Administration and the Export Import Bank; some of which do not carry the full faith and credit of the U.S. Government but which are supported by the right of the issuer to borrow from the U.S. Government, e.g., obligations of the Tennessee Valley Authority, the U.S. Postal Service, the Federal National Mortgage Association (“FNMA”), and the Federal Home Loan Mortgage Corporation (“FHLMC”); and some of which are backed only by the credit of the issuer itself, e.g., obligations of the Student Loan Marketing Association, the Federal Home Loan Banks and the Federal Farm Credit Bank; and (3) any of the foregoing purchased subject to repurchase agreements as described herein. The guarantee of the U.S. Government does not extend to the yield or value of U.S. Government Securities or the Funds’ shares.

Obligations of GNMA, FNMA and FHLMC may include direct pass-through “Certificates,” representing undivided ownership interests in pools of mortgages.  Such Certificates are guaranteed as to payment of principal and interest (but not as to price and yield) by the U.S. Government or the issuing agency.  Mortgage Certificates are subject to more rapid prepayment than their stated maturity date would indicate; their rate of prepayment tends to accelerate during periods of declining interest rates and, as a result, the proceeds from such prepayments may be reinvested in instruments that have lower yields.  To the extent such securities were purchased at a premium, such prepayments could result in capital losses.

In August 2011, Standard & Poor’s lowered the long-term sovereign credit rating of U.S. Government securities from AAA to AA+ and also downgraded the long-term credit ratings of U.S. government-sponsored enterprises.  Continued concerns over the extent of the government’s debt and fiscal burdens have prompted Standard & Poor’s to warn of future downgrades. A downgrade of the ratings of U.S. Government securities could result in higher interest rates, disrupt the capital  markets and generally have a negative impact on the U.S. economy.  Any downgrade of the credit

5

rating of the securities issued by the U.S. government may result in a downgrade of securities issued by its agencies or instrumentalities, including government sponsored entities.

Repurchase Agreements.  The Funds may acquire U.S. Government Securities subject to repurchase agreements.  A repurchase transaction occurs when, at the time a Fund purchases a security (normally a U.S. Government Security), it also resells it to the vendor (normally a member bank of the Federal Reserve System or a registered Government Securities dealer).  The Fund must deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed upon date in the future.  Such securities, including any securities so substituted, are referred to as the “Repurchase Securities.”  The repurchase price exceeds the purchase price by an amount that reflects an agreed upon market interest rate effective for the period of time during which the repurchase agreement is in effect.

The majority of these transactions run day to day and the delivery pursuant to the resale typically will occur within one to five days of the purchase.  The Funds’ risk is limited to the ability of the vendor to pay the agreed upon sum upon the delivery date. In the event of bankruptcy or other default by the vendor, there may be possible delays and expenses in liquidating the instrument purchased, decline in its value and loss of interest to the extent that the proceeds from the sale and accrued interest on the securities are less than the resale price provided in the repurchase agreement. These risks are minimized when the Funds hold a perfected security interest in the Repurchase Securities and can therefore sell the instrument promptly.  Under guidelines adopted by the Trustees, the Adviser will carefully consider the creditworthiness of a vendor during the term of the repurchase agreement.  Repurchase agreements are considered as loans collateralized by the Repurchase Securities, such agreements being defined as “loans” under the Investment Company Act of 1940 (the “1940 Act”).  The return on such “collateral” may be more or less than that from the repurchase agreement.  The market value of the resold securities will be monitored so that the value of the “collateral” is at all times at least equal to the value of the loan, including the accrued interest earned thereon.  All Repurchase Securities will be held by the Funds’ custodian either directly or through a securities depository.  Each Fund will not enter into a repurchase agreement that will cause more than 10% of its net assets to be invested in repurchase agreements that extend beyond seven days and other illiquid securities.

Collateralized Mortgage Obligations and Other Mortgage-Related Securities.  The Opportunities Fund may invest in collateralized mortgage obligations (“CMOs”) which are generally backed by mortgage pass-through securities or whole mortgage loans.  CMOs are usually structured into classes of varying maturities and principal payment priorities.  The prepayment sensitivity of each class may or may not resemble that of the CMOs’ collateral depending on the maturity and structure of that class.  CMOs pay interest and principal (including prepayments) monthly, quarterly or semiannually.  Most CMOs are AAA rated, reflecting the credit quality of the underlying collateral; however, some classes carry greater price risk than that of their underlying collateral.  The Adviser will invest in CMO classes only if their characteristics and interest rate sensitivity fit the investment objectives and policies of the Fund.

In addition to the mortgage pass-through securities and the CMOs mentioned above, the Opportunities Fund may also invest in other mortgage derivative products if the Adviser views them to be consistent with the overall policies and objectives of the Fund.  Current offerings include “principal only” (PO) and “interest only” (IO) Stripped Mortgage Backed Securities (“SMBS”).

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POs and IOs are created when a mortgage pass-through certificate is separated into two securities – one security representing a claim to principal distributions and the other representing a claim to the corresponding interest payments.  As prepayments on the underlying mortgage loans rise (typically when interest rates fall), the PO security holders receive their principal sooner than expected, which serves to increase the POs’ yield.  The IO security holders receive interest payments only on the outstanding principal amount of the underlying mortgage loans.  Therefore, if prepayments on the notional principal on the IO rise, the IO’s price will fall.  As POs generally benefit from declining interest rates and IOs generally benefit from rising interest rates, these securities can provide an effective way to stabilize portfolio value.

SMBS are much more sensitive to prepayment fluctuations than are regular mortgage-backed securities and therefore involve more risk.  Due to the deep discounted prices of SMBS, any mismatch in actual versus anticipated prepayments of principal will significantly increase or decrease the yield to maturity.  In general, changes in interest rate levels will have the greatest effect on prepayments.  Sufficiently high prepayments could result in purchasers of IOs not recovering the full amount of their initial investment.

The Adviser expects that governmental, government-related and private entities may create other mortgage-related securities offering mortgage pass-through and mortgage collateralized instruments in addition to those described herein.  As new types of mortgage securities are developed and offered, the Adviser may, consistent with the Fund’s investment objectives, policies and quality standards, consider making investments in such new types of mortgage-related securities.

Asset-Backed Securities.  The Opportunities Fund may invest in asset-backed securities backed by various loans such as automobile loans, home equity loans, credit card receivables, marine loans, recreational vehicle loans and manufactured housing loans.  Typically, asset-backed securities represent undivided fractional interests in a pool whose assets consist of loans and security interests in the collateral securing the loans.  Payments of principal and interest on asset-backed securities are passed through monthly to certificate holders.  In some cases, asset-backed securities are divided into senior and subordinated classes so as to enhance the quality of the senior class.  Underlying loans are subject to prepayment, which may reduce the overall return to certificate holders.  If the subordinated classes are exhausted and the full amounts due on underlying loans are not received because of unanticipated costs, depreciation, damage or loss of the collateral securing the contracts, or other factors, certificate holders may experience delays in payment or losses on asset-backed securities.  The Opportunities Fund may invest in other asset-backed securities that may be developed in the future.

Zero Coupon and Original Issue Discount (“OID”) Bonds.  The Opportunities Fund may invest in zero coupon and original issue discount bonds, which are typically offered without coupons or with very low coupons.  These bonds will typically be more interest rate sensitive than a comparable maturity current coupon bond.  The majority of zero coupon bonds have been created when a qualified U.S. Government Security is exchanged for a series of “Strips” through the Federal Reserve Bank.  Strips have been created from, among others, U.S. Treasury and Financing Corporation securities.  A number of U.S. Government Securities have also been repackaged by broker-dealers or commercial banks into trusts that issue zero coupon receipts such as U.S. Treasury Receipts (“TRs”) or Treasury Investment Growth Receipts (“TIGRs”).  Zero coupon and original issue discount bonds generate income under generally accepted accounting principles, but do not

7

generate cash flow, resulting in the possibility that the Fund may be required to sell portfolio securities to make distributions as required under Subchapter M of the Internal Revenue Code.

Variable and Floating Rate Securities.  The Funds may invest in variable or floating rate securities which adjust the interest rate paid at periodic intervals based on an interest rate index.  Typically, floating rate securities use as their benchmark an index such as the 1, 3 or 6 month LIBOR, 3, 6 or 12 month Treasury bills, or the Federal Funds rate.  Resets of the rates can occur at predetermined intervals or whenever changes in the benchmark index occur.

Shares of Other Investment Companies.   Each Fund may invest in shares of other investment  companies.   Such other investment companies may include Standard & Poor’s Depositary Receipts (“SPDRs”), shares of the DIAMONDS Trust (“DIAMONDs”) and other exchange-traded funds (collectively, “ETFs”) that invest in certain sectors. SPDRs are exchange-traded securities that represent ownership of the SPDR Trust, a long-term unit investment trust which has been established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the Standard & Poor’s Composite Stock Price Index. Holders of SPDRs are entitled to receive proportionate quarterly distributions corresponding to the dividends which accrue on the S&P 500 stocks in the underlying portfolio, less accumulated expenses of the SPDR Trust.  DIAMONDs operate similarly to SPDRs, except that the DIAMONDS Trust is intended to track the price performance and dividend yield of the Dow Jones Industrial Average.  Unlike traditional mutual funds, SPDRs and DIAMONDs are traded like a stock on a securities exchange and may be purchased and sold throughout the trading day based upon their market price.  This characteristic of SPDRs and DIAMONDs is a risk separate and distinct from the risk that the net asset value (“NAV”) will decrease.  Each Fund does not presently intend to invest more than 25% of its net assets in securities of ETFs.

Shares of other ETFs and exchange-traded notes (“ETNs”) may also be purchased by the Funds.  An ETF is an investment company registered under the 1940 Act that holds a portfolio of securities designed to track the performance of a particular index.  ETFs sell and redeem their shares at NAV in large blocks (typically 50,000 of its shares) called “creation units.”  Shares representing fractional interests in these creation units are listed for trading on national securities exchanges and can be purchased and sold in the secondary market in lots of any size at any time during the trading day.  Some ETFs are subject to percentage investment limitations imposed by the 1940 Act, except to the extent that investments in such ETFs are exempt from percentage limitations, pursuant to Securities and Exchange Commission (the “SEC”) Order, in which case they will not be subject to any such investment limitation.  Investments in ETFs involve certain inherent risks generally associated with investments in a broadly-based portfolio of securities including: (1) risks that the general level of securities prices may decline, thereby adversely affecting the value of each unit of the ETF; (2) an ETF may not fully replicate the performance of its benchmark index because of the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or number of securities held; (3) an ETF may also be adversely affected by the performance of the specific index, market sector or group of industries on which it is based; and (4) an ETF may not track an index as well as a traditional index fund because ETFs are valued by the market and, therefore, there may be a difference between the market value and the ETF’s NAV.

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To the extent the Funds invest in securities of other investment companies, Fund shareholders would indirectly pay a portion of the operating costs of such companies.  These costs include management, brokerage, shareholder servicing and other operational expenses.  Indirectly, then, shareholders may pay higher operational costs than if they owned the underlying investment companies directly.

Limitations on Investing in Other Investment Companies.  Generally, under the 1940 Act, an investment company may not acquire shares of another investment company (including ETFs) if, immediately after such acquisition, (i) such fund would hold more than 3% of the other investment company’s total outstanding shares, (ii) such fund’s investment in securities of the other investment company would be more than 5% of the value of the total assets of the fund, or (iii) more than 10% of such fund’s total assets would be invested in investment companies.  Under certain conditions, an investment company may invest in registered and unregistered money market funds in excess of these limitations.  The SEC has granted orders for exemptive relief to certain ETFs that permit investments in those ETFs by other investment companies (such as the Fund) in excess of these limits.  The Funds may invest in ETFs that have received such exemptive orders from the SEC, pursuant to the conditions specified in such orders.  In accordance with Section 12(d)(1)(F)(i) of the 1940 Act, the Funds may also invest in ETFs that have not received such exemptive orders and in other investment companies in excess of these limits, as long as the Fund (and all of their affiliated persons, including the Adviser) do not acquire more than 3% of the total outstanding stock of such ETF or other investment company, unless otherwise permitted to do so pursuant to permission granted by the SEC.  If a Fund seeks to redeem shares of an ETF or investment company purchased in reliance on Section 12(d)(1)(F), the ETF is not obligated to redeem an amount exceeding 1% of the ETF’s outstanding shares during a period of less than 30 days.

Description of Money Market Instruments.  Money market instruments may include U.S. Government Securities or corporate debt obligations (including those subject to repurchase agreements) as described herein, provided that they mature in thirteen months or less from the date of acquisition and are otherwise eligible for purchase by the Funds.  Money market instruments also may include Bankers’ Acceptances and Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper and Variable Amount Demand Master Notes (“Master Notes”).  Bankers’ Acceptances are time drafts drawn on and “accepted” by a bank, which are the customary means of effecting payment for merchandise sold in import-export transactions and are a source of financing used extensively in international trade.  When a bank “accepts” such a time draft, it assumes liability for its payment.  When the Funds acquire a Bankers’ Acceptance, the bank which “accepted” the time draft is liable for payment of interest and principal when due.  The Bankers’ Acceptance, therefore, carries the full faith and credit of such bank.  A Certificate of Deposit (“CD”) is an unsecured interest-bearing debt obligation of a bank.  CDs acquired by the Funds would generally be in amounts of $100,000 or more.  Commercial Paper is an unsecured, short term debt obligation of a bank, corporation or other borrower.  Commercial Paper maturity generally ranges from two to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument.  The Funds will invest in Commercial Paper only if it is rated in the highest rating category by any nationally recognized statistical rating organization (“NRSRO”) or, if not rated, if the issuer has an outstanding unsecured debt issue rated in the three highest categories by any NRSRO or, if not so rated, is of equivalent quality in the Adviser’s assessment.  Commercial Paper may include Master Notes of the same quality.  Master Notes are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest.  Master Notes are acquired by the Funds only through the Master Note program of the Funds’ custodian, acting as administrator thereof.  The Adviser will monitor, on a continuous basis, the earnings power, cash flow and other liquidity ratios of the issuer of a Master Note held by the Funds.

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Municipal Obligations.  Municipal obligations include bonds, notes and commercial paper issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from federal income taxes (without regard to whether the interest thereon is also exempt from the personal income taxes of any state).  Municipal bonds are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. The two principal classifications of municipal bonds are “general obligation” and “revenue” bonds.  General obligation bonds are secured by the issuer’s pledge of its good faith, credit and taxing power for the payment of principal and interest.  Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source.  Industrial development bonds which are municipal obligations are in most cases revenue bonds and do not generally constitute the pledge of the credit of the issuer of such bonds.

The yields on municipal obligations are dependent on a variety of factors, including  supply and demand, liquidity and general conditions of the municipal market, size of a particular offering, the maturity of the obligation and rating (if any) of the issue.  Like other debt securities, municipal obligations are subject to credit risk, interest rate risk and call risk.  Obligations of certain issuers of municipal obligations may not be enforceable under the exercise of traditional creditors’ rights.  Litigation and natural disasters, as well as adverse economic, business, legal or political developments may introduce uncertainties in the market for municipal bonds or materially affect the credit risk of particular bonds.

Forward Commitment and When-Issued Securities.  The Opportunities Fund may purchase securities on a when-issued basis or for settlement at a future date if the Fund holds sufficient assets to meet the purchase price.  In such purchase transactions the Fund will not accrue interest on the purchased security until the actual settlement. Similarly, if a security is sold for a forward date, the Fund will accrue the interest until the settlement of the sale.  When-issued security purchases and forward commitments have a higher degree of risk of price movement before settlement due to the extended time period between the execution and settlement of the purchase or sale.  As a result, the exposure to the counterparty of the purchase or sale is increased.  Although the Opportunities Fund would generally purchase securities on a forward commitment or when-issued basis with the intention of taking delivery, the Fund may sell such a security prior to the settlement date if the Adviser felt such action was appropriate.  In such a case, the Fund could incur a short-term gain or loss.

Lower Rated Fixed Income Securities.  The Opportunities Fund may invest in fixed income securities which are rated lower than A by Moody’s Investors Service, Inc., Standard & Poor’s Ratings Services or Fitch Ratings Ltd.  Issues rated lower than A are speculative in certain respects (see “Description of Bond Ratings”).  The Opportunities Fund limits its investment in issues rated less than Baa by Moody’s or BBB by Standard & Poor’s or Fitch to 5% of the Fund’s net assets and the Fund will not invest in issues rated lower than B by any of the NRSROs.  The Adviser carefully

10

evaluates such lower rated issues prior to purchase to ascertain that the issuer’s financial condition is, in the Adviser’s judgment, improving.

Focused Investments.  The greater a Fund’s exposure to (or focus on) any single type of investment, including investment in a given industry, sector, country, region or type of security, the greater the impact the performance of that investment will have on the Fund’s performance.  To the extent a Fund has greater exposure to any single type of investment, the Fund’s potential for loss (or gain) will be greater than if its portfolio were invested more broadly in many types of investments.

Real Estate Investment Trusts (“REITs”).  While the Funds will not invest in real estate directly, they may be subject to risks similar to those associated with real estate investments because of their ability to purchase securities of companies in the real estate industry.   A REIT is a pooled investment vehicle that invests primarily in income producing real estate or real estate related loans or interests.  REITs are subject to the strength of the real estate market and could be affected by the following factors: overbuilding and increased competition; increases in property taxes and operating expenses; declines in the value of real estate; lack of availability of equity and debt financing to refinance maturing debt; vacancies due to economic conditions and tenant bankruptcies; losses due to costs resulting from environmental contamination and its related clean-up; changes in interest rates; changes in zoning laws; casualty or condemnation losses; variation in rental income; changes in neighborhood values and functional obsolescence and appeal of properties to tenants.  Other REITs, that operate as property leasing companies for a particular industry, such as the wireless network or timber industries, are more dependent on the strength of their underlying industry than the strength of the real estate market.  A number of corporations operating in businesses unrelated to real estate (including owners of billboards, landfills, casinos and document storage facilities) have converted to a REIT structure or spun-off assets into REITs in order to take advantage of federal tax benefits. However, the IRS recently announced that it has formed an internal working group to study the current legal standards it uses to define “real estate” for purposes of firms qualifying as REITS under the tax code.   Until further guidance relating to REIT conversions is issued, the nature and extent to which REIT conversions may affect a Fund is uncertain.

Borrowing.   Each Fund may borrow up to one-third of its total assets, including the amount of such borrowing, for extraordinary or emergency purposes or to meet redemption requests that might otherwise require untimely disposition of portfolio holdings.  To the extent the Funds borrow for these purposes, the effects of market price fluctuations on NAV will be exaggerated.  If, while such borrowing is in effect, the value of a Fund’s assets declines, the Fund may be forced to liquidate portfolio securities when it is disadvantageous to do so.  The Funds would incur interest and other transaction costs in connection with such borrowing.

Portfolio Turnover.  Portfolio turnover will not be a limiting factor when the Adviser deems changes appropriate.  By utilizing the approach to investing described herein, it is expected that annual portfolio turnover will generally not exceed 100% with respect to each Fund.  Market conditions may dictate, however, a higher rate of portfolio turnover in a particular year.  The degree of portfolio activity affects the brokerage costs of the Funds and may have an impact on the total amount of taxable distributions to shareholders.

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DESCRIPTION OF BOND RATINGS

The various ratings used by the NRSROs are described below.  A rating by an NRSRO represents the organization’s opinion as to the credit quality of the security being traded.  However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Adviser believes that individual analysts give different weightings to the various factors involved in credit analysis, and the quality of fixed-income securities in which the Funds may invest should be continuously reviewed.  A rating is not a recommendation to purchase, sell or hold a security because it does not take into account market value or suitability for a particular investor.  When a security has received a rating from more than one NRSRO, each rating is evaluated independently.  Ratings are based on current information furnished by the issuer or obtained from other sources that are considered reliable by the NRSROs.  Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

Description of Moody’s Investors Service, Inc.’s Bond Ratings:

Aaa:	Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.
Aa:	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A:	Obligations rated A are considered upper-medium grade and are subject to low credit risk.
Baa:	Obligations Baa are subject to moderate credit risk. They are considered medium grade and as such may possess certain speculative characteristics.
Ba:	Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.
B:	Obligations rated B are considered speculative and are subject to high credit risk
Moody’s appends numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through Caa.  The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Description of Standard & Poor’s Ratings Services’ Definitions:

AAA:	An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
AA:	An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
A:	An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in

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circumstances and economic conditions than obligations in higher-rated categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB:
An obligation rated ‘BBB’ exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC and C
Obligations rated ‘BB,’ ‘B,’ ‘CCC’,’CC’ and ‘C’ are regarded as having significant speculative characteristics.  ‘BB’ indicates the least degree of speculation and ‘C’ the highest.  While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Description of Fitch Ratings:

Ratings of individual securities or financial obligations of a corporate issuer address relative vulnerability to default on an ordinal scale.  In addition, for financial obligations in corporate finance, a measure of recovery given default on that liability is also included in the rating assessment.  This notably applies to covered bond ratings, which incorporate both an indication of the probability of default and of the recovery given a default of this debt instrument.  The relationship between issuer scale and obligation scale assumes a historical average recovery of between 30% - 50% on the senior, unsecured obligations of an issuer.  As a result, individual obligations of entities, such as corporations, are assigned ratings higher, lower, or the same as that entity’s issuer rating.

AAA: Highest credit quality
‘AAA’ ratings denote the lowest expectation of credit risk.  They are assigned only in cases of exceptionally strong capacity for payment of financial commitments.  This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality	AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A: High credit quality
A’ ratings denote expectations of low credit risk.  The capacity for payment of financial commitments is considered strong.  This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Good credit quality
‘BBB’ ratings indicate that expectations of credit risk are currently low.  The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

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BB: Speculative
‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B: Highly Speculative	‘B’ ratings indicate that material credit risk is present.

The modifiers “+” or “-“ may be appended to a rating to denote relative status within major rating categories.  Such suffixes are not added the “AAA obligation rating category.

Credit quality in the markets for lower rated fixed income securities can change unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks posed by a particular security. The Adviser believes that the yields from the lower rated securities purchased by the Funds will more than compensate for any additional risk.  During periods of deteriorating economic conditions or increased interest rates, trading in the secondary market for lower rated securities may become thin and market liquidity may be significantly reduced.  Under such conditions, valuation of the securities at fair value becomes more difficult and judgment plays a greater role.  Beside credit and liquidity concerns, prices for lower rated securities may be affected by legislative and regulatory developments.

INVESTMENT LIMITATIONS

The Funds have adopted certain fundamental investment limitations designed to reduce the risk of an investment in the Funds.  These limitations may not be changed with respect to either Fund without the affirmative vote of a majority of the outstanding voting shares of such Fund.  For purposes of the discussion of these fundamental investment limitations, the term “majority” of the outstanding shares of a Fund means the lesser of (i) 67% of the Fund’s outstanding shares represented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented, or (ii) more than 50% of the Fund’s outstanding shares.

Under these fundamental limitations, each Fund may not:

(1)	Engage in borrowing except as permitted by the 1940 Act, any rules and regulations promulgated thereunder or interpretations of the SEC or its staff;

(2)
Issue senior securities.  This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by a Fund, provided that the Fund’s engagement in such activities is consistent with or permitted by the 1940 Act, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

(3)
Purchase or sell commodities unless acquired as a result of ownership of securities or other investments to the extent permitted under the 1940 Act and the regulations of any other agency with authority over the Funds.  This limitation does not preclude a Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies that are engaged in a commodities business or have a significant portion of their assets in commodities;

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(4)
Invest more than 25% of its total assets in a particular industry or group of industries.  This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto, or investments in other investment companies;

(5)
Purchase or sell real estate directly.  This limitation is not applicable to investments in marketable securities which are secured by or represent interests in real estate.   This limitation does not preclude a Fund from holding or selling real estate acquired as a result of the Fund’s ownership of securities or other instruments, investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

(6)
Act as underwriter of securities issued by other persons.  This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws or in connection with investments in other investment companies;

(7)
Make loans to other persons, except (a) by loaning portfolio securities, (b) by engaging in repurchase agreements, (c) by purchasing nonpublicly offered debt securities, (d) by purchasing commercial paper, or (e) by entering into any other lending arrangement permitted by the 1940 Act, any rules and regulations promulgated thereunder or interpretations of the SEC or its staff.  For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other debt securities.

Percentage restrictions stated as an investment policy or investment limitation apply at the time of investment; if a later increase or decrease in percentage beyond the specified limits results from a change in securities values or total assets, it will not be considered a violation.  However, in the case of the borrowing limitation (limitation number 1, above), each Fund will, to the extent necessary, reduce its existing borrowings (within 3 days, excluding Sundays and holidays) to comply with the provisions of the 1940 Act.

TRUSTEES AND OFFICERS

Overall responsibility for management of the Trust rests with the Board of Trustees.  The Trustees, in turn, elect the officers of the Trust.  The Trustees serve until their retirement at age 75, subject to periodic review, and the officers are elected annually.  The following is a list of the Trustees and executive officers of the Trust.  John P. Ackerly, IV and John T. Bruce, as affiliated persons of investment advisers to the Trust, are “interested persons” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act (“Interested Trustees”).

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Name, Address and Age	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years and Directorships of Various Companies	Number of Portfolios in Trust Overseen by Trustee
Interested Trustees:
John P. Ackerly, IV One James Center, 901 E. Cary Street Richmond, Virginia 23219 Year of Birth: 1963	Since July 2012	Trustee; President of The Davenport Funds	Senior Vice President of Davenport & Company LLC	11
John T. Bruce 800 Main Street Lynchburg, Virginia 24504 Year of Birth: 1953	Since September 1988	Trustee; President of the Flippin, Bruce & Porter Funds	President, Director and member of Executive Committee of Flippin, Bruce & Porter, Inc.	11
Independent Trustees:
Robert S. Harris, Ph.D. 100 Darden Boulevard Charlottesville, Virginia 22903 Year of Birth: 1949	Since January 2007	Trustee	C. Stewart Sheppard Professor of Business Administration at The Darden Graduate School of Business Administration at the University of Virginia; consultant to corporations and government agencies	11
J. Finley Lee, Jr., Ph.D. 448 Pond Apple Drive North Naples, Florida 34119 Year of Birth: 1939	Since September 1988	Trustee	Retired Julian Price Professor Emeritus, University of North Carolina	11
Richard L. Morrill, Ph.D. 28 Westhampton Way Richmond, Virginia 23173 Year of Birth: 1939	Since March 1993	Trustee	Chancellor of the University of Richmond; Director of Tredegar Corporation (plastics manufacturer). President of the Teagle Foundation; (charitable foundation) until July 2013 ; Director of Albemarle Corporation (polymers and chemicals manufacturer) until May 2012	11
Harris V. Morrissette 100 Jacintoport Boulevard Saraland, Alabama 36571 Year of Birth: 1959	Since March 1993	Trustee	President of China Doll Rice and Beans, Inc and Dixie Lily Foods; Director of International Shipholding Corporation (cargo transportation); Director of Trustmark National Bank . (bank holding company); Chairman of Azalea Aviation, Inc. (airplane fueling) until January 2012	11
Executive Officers:
Margaret H. Alves 210 St. Joseph Street Mobile, Alabama 36602 Year of Birth: 1972	Since February 2006	Compliance Officer of The Government Street Funds	Chief Compliance Officer and Director of Leavell Investment Management, Inc.
Tina H. Bloom 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246 Year of Birth: 1968	Since August 2006	Chief Compliance Officer and Secretary	Director of Fund Administration of Ultimus Fund Solutions, LLC (the Trust’s administrator);Vice President of Ultimus Fund Distributors, LLC (the Trust’s principal underwriter)
Austin Brockenbrough, III 1802 Bayberry Court, Suite 400 Richmond, Virginia 23226 Year of Birth: 1937	Since September 1988	Vice President of The Jamestown Funds	President and Managing Director of Lowe, Brockenbrough & Company, Inc.; Director of Wilkinson O’Grady & Co., Inc. (global asset manager): Trustee of the Trust from 1988 until 2012.

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Charles M. Caravati, III 1802 Bayberry Court, Suite 400 Richmond, Virginia 23226 Year of Birth: 1965	Since January 1996	President of The Jamestown Balanced Fund and The Jamestown Equity Fund	Managing Director of Lowe, Brockenbrough & Company, Inc.
I. Lee Chapman, IV One James Center, 901 E. Cary Street Richmond, Virginia 23219 Year of Birth: 1971	Since November 2010	Vice President of The Davenport Funds	President and Chief Executive Officer of Davenport & Company LLC; since 2012; previously served as Senior Vice President of Davenport & Company LLC
Robert G. Dorsey 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246 Year of Birth: 1957	Since November 2000	Vice President	Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC
John M. Flippin 800 Main Street Lynchburg, Virginia 24504 Year of Birth: 1942	Since September 1988	Vice President of the Flippin, Bruce & Porter Funds	Director of Flippin, Bruce & Porter, Inc.
John H. Hanna, IV 800 Main Street Lynchburg, Virginia 24504 Year of Birth: 1955	Since February 2007	Vice President of the Flippin, Bruce & Porter Funds	Vice President, Director and member of Executive Committee of Flippin, Bruce & Porter, Inc.
Timothy S. Healey 800 Shades Creek Parkway, Suite 585 Birmingham, Alabama 35209 Year of Birth: 1953	Since January 1995	Vice President of The Government Street Funds	Executive Vice President and Chief Investment Officer of Leavell Investment Management, Inc.
Mary S. Hope 210 St. Joseph Street Mobile, Alabama 36602 Year of Birth: 1963	Since August 2008	Vice President of The Government Street Funds	Vice President and Portfolio Manager of Leavell Investment Management, Inc.
Joseph A. Jennings, III 1802 Bayberry Court, Suite 400 Richmond, Virginia 23219 Year of Birth: 1962	Since June 2005	President of The Jamestown Tax Exempt Virginia Fund	Portfolio Manager of Lowe, Brockenbrough & Company, Inc.
Thomas W. Leavell 210 St. Joseph Street Mobile, Alabama 36602 Year of Birth: 1943	Since February 2004	President of The Government Street Funds	President and Chief Executive Officer of Leavell Investment Management, Inc.
David J. Marshall 800 Main Street Lynchburg Virginia 24504 Year of Birth: 1956	Since February 2007	Vice President of the Flippin, Bruce & Porter Funds	Secretary, Director and member of Executive Committee of Flippin, Bruce & Porter, Inc.
Denise C. Peters One James Center, 901 E. Cary Street Richmond, Virginia 23219 Year of Birth: 1956	Since February 2007	Compliance Officer of The Davenport Funds	First Vice President and Chief Compliance Officer for Davenport Asset Management Division of Davenport & Company LLC
R. Gregory Porter, III 800 Main Street Lynchburg, Virginia 24504 Year of Birth: 1941	Since September 1988	Vice President of the Flippin, Bruce & Porter Funds	Director of Flippin, Bruce & Porter, Inc.
Page T. Reece 1802 Bayberry Court, Suite 400 Richmond, Virginia 23226 Year of Birth: 1957	Since September 2004	Compliance Officer of The Jamestown Funds	Chief Compliance Officer and Director of Operations of Lowe, Brockenbrough & Company, Inc.
Teresa L. Sanderson 800 Main Street Lynchburg, Virginia 24504 Year of Birth: 1963	Since September 2004	Compliance Officer of the Flippin, Bruce & Porter Funds	Chief Compliance Officer and a Principal of Flippin, Bruce & Porter, Inc.

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Mark J. Seger 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246 Year of Birth: 1962	Since November 2000	Treasurer	Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC
George L. Smith, III One James Center, 901 E. Cary Street Richmond, Virginia 23219 Year of Birth: 1976	Since February 2011	Vice President of The Davenport Funds	Senior Vice President of Davenport & Company LLC
Connie R. Taylor 1802 Bayberry Court, Suite 400 Richmond, Virginia 23226 Year of Birth: 1950	Since March 1993	Vice President of The Jamestown Balanced Fund and The Jamestown Equity Fund	Account Administrator of Lowe, Brockenbrough & Company, Inc.
Lawrence B. Whitlock, Jr. 1802 Bayberry Court, Suite 400 Richmond, Virginia 23226 Year of Birth: 1948	Since February 2002	Vice President of The Jamestown Balanced Fund and The Jamestown Equity Fund	Managing Director of Lowe, Brockenbrough & Company, Inc.

Trustees’ Ownership of Fund Shares.  The following table shows each Trustee’s beneficial ownership of shares of the Funds and, on an aggregate basis, of shares of all funds within the Trust overseen by the Trustee.  Information is provided as of December 31, 2012 .

Name of Trustee	Dollar Range of Shares of the Funds Owned by Trustee	Aggregate Dollar Range of Shares of All Funds in Trust Overseen by Trustee
John P. Ackerly, IV	None	$50,001 – $100,000

John T. Bruce	Opportunities Fund: Over $100,000 Dividend Fund: Over $100,000	Over $100,000
Independent Trustees:
Robert S. Harris	None	$1 – $10,000

J. Finley Lee, Jr.	None	None

Richard L. Morrill	Opportunities Fund: None Dividend Fund: $50,001 – $100,000	Over $100,000

Harris V. Morrissette	Opportunities Fund: $10,001 – $50,000 Dividend Fund: $10,001 – $50,000	Over $100,000

As of July 8, 2013, the Trustees and officers of the Trust as a group owned beneficially (i.e., had voting and/or investment power) 24.20% of the outstanding shares of the Opportunities Fund and 16.66% of the outstanding shares of the Dividend Fund.

Trustee Compensation.  No director, officer or employee of an investment adviser or principal underwriter of the Trust will receive any compensation from the Trust for serving as an officer or Trustee of the Trust, except that the Trust may compensate its Chief Compliance Officer (“CCO”) regardless of whether such Officer is affiliated with an investment adviser or principal underwriter. Effective July 1, 2013, each Trustee who is not affiliated with an investment adviser or principal underwriter of the Trust (“Independent Trustee”) receives from the Trust an annual retainer of $10,000, payable quarterly; a fee of $1,500 for attendance at each meeting of the Board of Trustees

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(except that such fee is $2,500 for in-person meetings attended by the Chairman of the Board); and $1,000 for attendance at each meeting of any committee of the Board (except that such fee is $1,500 for the committee chairman); plus reimbursement of travel and other expenses incurred in attending meetings.  The annual retainer will be increased to $12,000 on July 1, 2014. The fees are split equally among all of the funds in the Trust.

The following table provides compensation amounts paid to the Independent Trustees during the fiscal year ended March 31, 2013:

Trustee	Aggregate Compensation From the Funds	Pension or Retirement Benefits Accrued	Estimated Annual Benefits Upon Retirement	Total Compensation From all Funds within the Trust
Charles M. Caravati, Jr.*	$1,273	None	None	$7,000
Robert S. Harris	4,000	None	None	22,000
J. Finley Lee, Jr.	3,727	None	None	20,500
Richard L. Morrill	3,910	None	None	21,500
Harris V. Morrissette	3,636	None	None	20,000

*	Retired from the Board as of June 30, 2012

Leadership Structure and Qualifications of Trustees

The Board of Trustees consists of six Trustees, four of whom are Independent Trustees.  The Board is responsible for the oversight of eleven series, or funds, of the Trust.  In addition to the Funds, the Trust consists of The Jamestown Balanced Fund, The Jamestown Equity Fund and The Jamestown Tax Exempt Virginia Fund, which are managed by Lowe, Brockenbrough & Company, Inc. of Richmond, Virginia; The Government Street Equity Fund, The Government Street Mid-Cap Fund and The Alabama Tax Free Bond Fund, which are managed by Leavell Investment Management, Inc. of Mobile, Alabama; and The Davenport Core Fund, Davenport Value & Income Fund and Davenport Equity Opportunities Fund, which are managed by Davenport & Company LLC of Richmond, Virginia.  The Board has engaged these investment advisers to oversee the management of the funds on a day-to-day basis.  The Board is responsible for overseeing the investment advisers and the Trust’s other service providers in the operations of the funds in accordance with the 1940 Act, other applicable federal and state laws, and the Trust’s Agreement and Declaration of Trust.

The Board meets in person or by telephone at regularly scheduled meetings four times throughout the year.  In addition, the Trustees may meet in person or by telephone at special meetings or on an informal basis at other times.  The Independent Trustees also meet at least quarterly without the presence of any representatives of management.  The Board has established three standing committees and may also establish ad hoc committees or working groups from time to time to assist the Board in fulfilling its oversight responsibilities.  The Independent Trustees have also engaged independent legal counsel, and may from time to time engage consultants and other advisors to assist them in performing their oversight responsibilities.

The Board of Trustees is led by its Chairman, Dr. Robert S. Harris.  As Chairman, Dr. Harris has primary responsibility for setting the agenda for each Board meeting, presiding at each Board meeting and acting as the Board’s liaison with the various investment advisers.   The Board reviews its structure regularly and believes that its leadership structure, including having a majority of Independent Trustees, coupled with the responsibilities taken by Dr. Harris as Chairman, is

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appropriate and in the best interests of the Trust, given the specific characteristics of the Trust.  These characteristics include having a structure consisting of four distinct fund complexes, each having its own investment adviser and compliance officer at the fund complex level.  The Board of Trustees also believes its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from Fund management.

Board Committees.   The Board has established an Audit Committee, a Governance, Nomination and Compensation Committee and a Qualified Legal Compliance Committee.  The Board of Trustees has determined that its committees help ensure that the funds have effective and independent governance and oversight.  The members of each Committee are the four Independent Trustees:  Robert S. Harris, J. Finley Lee, Jr., Richard L. Morrill and Harris V. Morrissette.  Dr. Richard L. Morrill serves as the Chairman of the Audit Committee and Dr. J. Finley Lee, Jr. serves as Chairman of the Governance, Nomination and Compensation Committee and the Qualified Legal Compliance Committee. The Chairmanship of each Committee is rotated periodically. Each Committee Chairman has primary responsibility for setting the agendas and presides at all meetings of the Committee for which he serves as Chairman.  Each Committee Chairman facilitates communications and coordination between the Independent Trustees and management with respect to the matters overseen by that Committee.

Audit Committee
The Audit Committee (i) oversees the Trust’s accounting and financial reporting policies and practices, its internal controls and, as appropriate in its judgment, the internal controls of certain service providers; (ii) oversees the quality and objectivity of the financial statements of each of the funds and the independent audits thereof; (iii) acts as liaison between the Trust’s independent registered public accounting firm and the full Board; (iv) pre-approves the scope and cost of the audit and non-audit services provided by the Trust’s independent registered public accounting firm; and (v) resolves any issues arising under the Trust’s Code of Ethics for Principal Executive and Senior Financial Officers.  The Audit Committee met three times during the fiscal year ended March 31, 2013 .

Governance, Nomination and Compensation Committee
The Governance, Nomination and Compensation Committee is responsible for (i) selecting and nominating persons to serve as Independent Trustees; (ii) determining the level of compensation for the Independent Trustees; (iii) reviewing information relating to the investment advisory, underwriting and other contracts with third party service providers and making recommendations to the Board; (iv) monitoring the activities of the CCO and making recommendations to the Board with respect to the compliance policies and procedures of the Trust and its service providers; (v) reviewing the responsibilities of the committees of the Board and evaluating whether there is a need for additional or combined committees; and (vi) evaluating the performance of the Board of Trustees. The Governance, Nomination and Compensation Committee will review shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing, addressed to the Committee at the Trust’s offices and meet any minimum qualifications that may be adopted by the Committee.  The Governance, Nomination and Compensation Committee met three times during the fiscal year ended March 31, 2013 .

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Qualified Legal Compliance Committee
The Qualified Legal Compliance Committee is responsible for receiving and investigating reports from attorneys representing the Trust of material violations of securities laws, a material breach of fiduciary duty or a similar material violation.  The Qualified Legal Compliance Committee did not meet during the fiscal year ended March 31, 2013 because no such reports were made during that period.

Qualifications of the Trustees. The Governance, Nomination and Compensation Committee reviews the experience, qualifications, attributes and skills of potential candidates for nomination or election by the Board.  In evaluating a candidate for nomination or election as a Trustee, the Committee takes into account the contribution that the candidate would be expected to make to the diverse mix of experience, qualifications, attributes and skills that the Committee believes contribute to good governance for the Trust.  In addition, the Trustees are subject to periodic evaluation for their continued service on the Board.  On a staggered three-year basis, members of the Governance, Nomination and Compensation Committee review the qualifications of each Trustee, evaluate his contributions to the Board and make a recommendation as to whether such Trustee should continue to serve on the Board.  The Board has concluded, based on each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with the other Trustees, that each Trustee is qualified to serve on the Board.  The Board of Trustees believes that the Trustees’ ability to review critically, evaluate, question and discuss information provided to them; to interact effectively with the investment advisers, other service providers, legal counsel and independent public accountants; and to exercise effective business judgment in the performance of their duties as Trustees, support this conclusion.  In determining that a particular Trustee is and will continue to be qualified to serve as a Trustee, the Board considers a variety of criteria, none of which, in isolation, is controlling.

Mr. John Ackerly, IV
Mr. John Ackerly, IV is Senior Vice President of Davenport & Company, the investment adviser to the Davenport Funds.  Prior to joining Davenport & Company in 1994, he worked as a portfolio manager for Central Fidelity Bank.  Mr. Ackerly is a member of the Executive Committee for Davenport & Company and also serves on the Board of Directors.  He is President of the Davenport Funds and past president of the Richmond Society of Financial Analysts.  Mr. Ackerly earned an undergraduate degree from the University of Virginia and earned an M.B.A degree from Virginia Commonwealth University.  He is a Chartered Financial Analyst and has over 25 years of experience in the investment management profession.  He has served as a Trustee since 2012.  The Board has concluded that Mr. Ackerly is suitable to serve as a Trustee because of his professional investment and business experience and his academic background.

Mr. John T. Bruce
Mr. John T. Bruce is a founding partner and the President of Flippin, Bruce & Porter, Inc., the investment adviser to the Flippin, Bruce & Porter Funds.  From 1979 until 1985 he served as a Vice President and Portfolio Manager at Capitoline Investment Services, Inc.  Mr. Bruce holds a B.S. degree in Finance from Virginia Polytechnic Institute and State University and is a former trustee of the Virginia

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Tech Foundation. He is a Chartered Financial Analyst and a Chartered Investment Counselor and has 36 years of experience in the investment management profession. He has served as a Trustee since 1988. The Board has concluded that Mr. Bruce is suitable to serve as a Trustee because of his past service and experience as a Trustee of the Trust, his professional investment and business experience, and his academic background.
Dr. Robert S. Harris
Dr. Robert S. Harris, Ph.D. is the C. Stewart Sheppard Professor of Business at The Darden Graduate School of Business Administration at the University of Virginia where from 2001 until 2005, he served as Dean.  Dr. Harris teaches courses in financial management and policies and valuation in financial markets.  His research has focused on corporate finance, financial market analysis and mergers and acquisitions.  He has been widely published in leading academic and practitioner journals and has authored financial textbooks.  Dr. Harris has been an active consultant and advisor to corporations and government agencies and has held a range of offices in professional societies.  He previously served as Chief Learning Officer and Vice President of United Technologies Corporation.  Dr. Harris earned a B.A. degree (summa cum laude) from Davidson College and a doctorate in economics from Princeton University.  He has served as a Trustee of the Trust since 2007.  The Board has concluded that Dr. Harris is suitable to serve as a Trustee because of his past service and experience as a Trustee of the Trust, his distinguished academic background and positions of leadership, and his business experience.

Dr. J. Finley Lee, Jr.
Dr. J. Finley Lee, Jr., Ph.D. has been a financial consultant for many years and was previously the Julian Price Professor at the Kenan-Flagler Business School at The University of North Carolina at Chapel Hill.  Dr. Lee earned an undergraduate degree from Davidson College and an M.A. degree from the University of Florida, and earned his Ph.D. as a Huebner Fellow at the Wharton School of the University of Pennsylvania.  He has served as a Trustee of the Trust since 1988.  The Board has concluded that Dr. Lee is suitable to serve as a Trustee because of his past service and experience as a Trustee of the Trust, his distinguished academic background, and his business experience.

Dr. Richard L. Morrill
Dr. Richard L. Morrill, Ph.D. serves as Chancellor at the University of Richmond.  He was president of the University of Richmond from 1988 to 1998 and previously was president of Salem College and Centre College.  Dr. Morrill has written four books on issues of values, ethics and decision-making in higher education and has published many articles and made numerous presentations on strategic planning and leadership for colleges and universities. He has served as a board member and audit committee member of Central Fidelity Banks, Inc. and as Treasurer of The Association of American Colleges and Universities. He was President of the Teagle Foundation (charitable foundation) from 2010 to 2013.   Dr. Morrill

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currently is President of the board of the Richmond Symphony Foundation and a board member of the Library of Virginia Foundation. He is a director of the Tredegar Corporation (manufacturing firm) and was a director of the Albemarle Corporation (manufacturer of specialty chemicals) until May 2012. Dr. Morrill received his B.A. degree in History from Brown University, his B.D. in Religious Thought from Yale University in 1964, and his Ph.D. in Religion from Duke University Graduate School of Arts and Sciences. He has served as a Trustee of the Trust since 1993. The Board has concluded that Dr. Morrill is suitable to serve as a Trustee because of his past service and experience as a Trustee of the Trust, his distinguished academic background and expertise in the subjects of ethics and strategic planning, and his service and leadership roles on other boards.
Mr. Harris V. Morrissette
Mr. Harris V. Morrissette has served as president and chief executive officer of several privately held businesses.  He serves as a director of International Shipholding Corporation (cargo transportation) and Trustmark National Bank (a bank holding company), and as a board member of White-Spunner Construction, Inc.  He previously served as a director of EnergySouth, Inc. until its merger with Sempra Energy in 2008 and chairman of Azalea Aviation, Inc. (airplane fueling) until 2012.  He is a board member of a number of not-for-profit organizations, among them the Business Council of Alabama and the Economic Development Partnership of Alabama.  Mr. Morrissette holds a B.S. degree from The University of Alabama.  He has served as a Trustee of the Trust since 1993.  The Board has concluded that Mr. Morrissette is suitable to serve as a Trustee because of his past service and experience as a Trustee of the Trust, his extensive business experience, and his service on other boards.

Risk Oversight.  An integral part of the Board’s overall responsibility for overseeing the management and operations of the Trust is the Board’s oversight of the risk management of the Trust’s investment programs and business affairs.  The funds are subject to a number of risks, such as investment risk, credit risk, valuation risk, operational risk, and legal, compliance and regulatory risk.  The Trust, the investment advisers and the other service providers have implemented various processes, procedures and controls to identify risks to the funds, to lessen the probability of their occurrence and to mitigate any adverse effect should they occur.  Different processes, procedures and controls are employed with respect to different types of risks.  These systems include those that are embedded in the conduct of the regular operations of the Board and in the regular responsibilities of the officers of the Trust and the other service providers.

The Board of Trustees exercises oversight of the risk management process through the Board itself and through the various committees.  In addition to adopting, and periodically reviewing, policies and procedures designed to address risks to the funds, the Board of Trustees requires management of the investment advisers and the Trust, including the Trust’s CCO, to report to the Board and the committees on a variety of matters, including matters relating to risk management, at regular and special meetings.  The Board and the committees receive regular reports from the Trust’s

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independent public accountants on internal control and financial reporting matters.  On at least an annual basis, the Independent Trustees meet separately with the Trust’s CCO outside the presence of management, to discuss issues related to compliance.  Furthermore, the Board receives a quarterly report from the Trust’s CCO regarding the operation of the compliance policies and procedures of the Trust and its primary service providers.  The Trust’s CCO is supported by four compliance officers, each of whom serve at the fund complex level, and periodically attend Board meetings.  The Board also receives quarterly reports from the investment advisers on the investments and securities trading of the funds, including their investment performance, as well as reports regarding the valuation of the funds’ securities.  In addition, in its annual review of the funds’ advisory agreements, the Board reviews information provided by the advisers relating to their operational capabilities, financial condition and resources.  The Board also conducts an annual self-evaluation that includes a review of its effectiveness in overseeing the number of funds in the Trust and the effectiveness of its committee structure.

Although the risk management policies of the investment advisers and the Trust’s other service providers are designed to be effective, those policies and their implementation vary among service providers and over time, and there is no guarantee that they will be effective.  Not all risks that may affect the Trust can be identified or processes and controls developed to eliminate or mitigate their occurrence or effects, and some risks are simply beyond the control of the Trust, the investment advisers or their affiliates, or other service providers to the Trust.  The Board may at any time, and in its sole discretion, change the manner in which it conducts its risk oversight role.

INVESTMENT ADVISER

Flippin, Bruce & Porter, Inc. (the “Adviser”) supervises each Fund’s investments pursuant to an Investment Advisory Agreement (the “Advisory Agreement”) described in the Prospectus.  Each Fund’s Advisory Agreement is effective until April 1, 2014 and is subject to annual approval by the Board of Trustees or by vote of a majority of the Fund’s outstanding voting securities, provided such continuance is also approved by a majority of the Independent Trustees by vote cast in person at a meeting called for the purpose of voting on such approval.  The Advisory Agreement is terminable without penalty on sixty days notice by the Board of Trustees of the Trust or by the Adviser.  The Advisory Agreement provides that it will terminate automatically in the event of its assignment.

Compensation of the Adviser with respect to each Fund, based upon each Fund’s average daily net assets, is at the following annual rates: 0.70% on the first $250 million; 0.65% on the next $250 million; and 0.50% on assets over $500 million.  For the fiscal years ended March 31, 2013, 2012 and 2011, the Dividend Fund paid the Adviser advisory fees of $105,094 (which was net of voluntary fee waivers of $47,512), $112,758 (which was net of voluntary fee waivers of $51,976) and $154,008 (which was net of voluntary fee waivers of $33,264), respectively.  For the fiscal years ended March 31, 2013, 2012 and 2011, the Opportunities Fund paid the Adviser advisory fees of $220,644 (which was net of voluntary fee waivers of $22,915), $264,392 (which was net of voluntary fee waivers of $23,242) and $298,877 (which was net of voluntary fee waivers of $12,868), respectively.

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By reason of his position as an officer and stockholder, John T. Bruce controls the Adviser and may directly or indirectly receive benefits from the advisory fees paid to the Adviser.  In addition to acting as adviser to the Funds, the Adviser also provides investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts and individuals.

The Adviser provides a continuous investment program for the Funds, including investment research and management with respect to all securities, investments, cash and cash equivalents of the Funds.  The Adviser determines what securities and other investments will be purchased, retained or sold by the Funds, and does so in accordance with the investment objectives and policies of the Funds as described herein and in the Prospectus. The Adviser places all securities orders for the Funds, determining with which broker, dealer, or issuer to place the orders.  The Adviser must adhere to the brokerage policies of the Funds in placing all orders, the substance of which policies are that the Adviser must seek at all times the most favorable price and execution for all securities brokerage transactions.  The Adviser also provides, at its own expense, certain executive officers to the Trust, and pays the entire cost of distributing Fund shares.

The Adviser may enter into arrangements with certain brokerage firms and financial institutions to provide administrative, shareholder sub-accounting and other services, including sales-related services.  The Funds may compensate these organizations for their administrative and shareholder sub-accounting (but not sales-related) services based on the number of customer accounts maintained in the Funds by such organizations.  The Adviser, not the Funds, may further compensate these organizations for their sales-related services; however, the payment of such compensation by the Adviser will not affect the expense ratios of the Funds.

Portfolio Manager

Other Accounts Managed (as of March 31, 2013 )

John T. Bruce, the Funds’ Portfolio Manager, is also responsible for the day-to-day management of other accounts, as indicated in the following table.

Name of Portfolio Manager	Type of Accounts	Number of Other Accounts Managed	Total Assets in Other Accounts Managed	Number of Accounts with Advisory Fee Based on Performance	Total Assets in Accounts with Advisory Fee Based on Performance
John T. Bruce	Registered investment companies: Other pooled investment vehicles: Other accounts:	0 0 38	$ 0 $ 0 $54,294,315	0 0 0	$ 0 $ 0 $ 0

Potential Conflicts of Interest

The investment strategy of the Funds and other accounts managed by the Portfolio Manager are generally the same.  The Adviser, as well as the Funds, has policies and procedures designed to address conflicts in allocation of investment opportunities between a Fund and other accounts managed by the Adviser.  These policies are designed to ensure equitable treatment of all accounts.

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In addition, procedures are in place to monitor personal trading by the Portfolio Manager to ensure that the interests of the Adviser’s clients come first.

Compensation

The Portfolio Manager’s compensation from the Adviser includes base salary, a bonus based on the profitability of the Adviser, and participation in the Adviser’s profit sharing plan, 401(k) plan and health plan.  The Adviser does not pay performance or asset-based compensation to the Portfolio Manager.

Ownership of Fund Shares

The following table indicates the dollar value of shares of the Funds beneficially owned by the Portfolio Manager as of March 31, 2013.

Name of Portfolio Manager	Dollar Value of Fund Shares Beneficially Owned
John T. Bruce	Dividend Fund – $500,001 - $1,000,000 Opportunities Fund – Over $1,000,000

ADMINISTRATOR

The Trust retains Ultimus Fund Solutions, LLC (the “Administrator”), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, to provide the Funds with administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services.  The Administrator maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of each Fund’s shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions.  The Administrator also provides accounting and pricing services to the Funds and supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services.  The Administrator supervises the preparation of tax returns, reports to shareholders of the Funds, reports to and filings with the SEC and state securities commissions, and materials for meetings of the Board of Trustees.

For the performance of these services, each Fund pays the Administrator a fee at the annual rate of 0.15% of the average value of its daily net assets up to $25 million, 0.125% of such assets from $25 million to $50 million, and 0.10% of such assets in excess of $50 million, subject to a minimum monthly fee of $4,500, plus a shareholder recordkeeping fee at the rate of $10 per shareholder account in excess of 1,000 accounts.  In addition, the Funds pay out-of-pocket expenses, including but not limited to, postage, envelopes, checks, drafts, forms, reports, record storage, communication lines and all costs of external pricing services.  For the fiscal years ended March 31, 2013, 2012 and 2011, the Dividend Fund paid administration fees to the Administrator of $50,000, $50,500 and $48,000, respectively, and the Opportunities Fund paid administration fees to the Administrator of $51,407, $60,141 and $61,933, respectively.

Under the terms of a Compliance Consulting Agreement between the Trust and the Administrator, the Administrator provides an individual to serve as the Trust’s CCO.  For these services, the Funds pay the Administrator an annual base fee of $16,800 plus an asset-based fee equal to 0.01% per

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annum on aggregate average net assets in excess of $100 million. In addition, the Funds reimburse the Administrator for any out-of-pocket expenses incurred for these services.  For the fiscal years ended March 31, 2013, 2012 and 2011, the Dividend Fund paid compliance service fees to the Administrator of $8,400, $8,400 and $8,755, respectively, and the Opportunities Fund paid compliance service fees to the Administrator of $8,400, $8,400 and $8,755, respectively.

DISTRIBUTOR

Ultimus Fund Distributors, LLC (the “Distributor”), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as principal underwriter for the Funds pursuant to a Distribution Agreement. Shares are sold on a continuous basis by the Distributor.  The Distributor has agreed to use its best efforts to solicit orders for the sale of Fund shares, but it is not obliged to sell any particular amount of shares.  The Distribution Agreement provides that, unless sooner terminated, it will continue in effect so long as such continuance is approved at least annually (i) by the Board of Trustees or a vote of a majority of the outstanding shares, and (ii) by a majority of the Trustees who are not “interested persons” of the Trust or of the Distributor by vote cast in person at a meeting called for the purpose of voting on such approval.  The Distribution Agreement may be terminated by the Funds at any time, without the payment of any penalty, by vote of a majority of the Board of Trustees of the Trust or by vote of a majority of the outstanding shares of the Funds on sixty days written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on sixty days written notice to the Trust.  The Distribution Agreement will automatically terminate in the event of its assignment.  The Distributor is an affiliate of the Administrator and Robert G. Dorsey and Mark J. Seger are each Managing Directors of the Distributor and officers of the Trust.

OTHER SERVICE PROVIDERS

The firm of Ernst & Young LLP, independent registered public accounting firm, 312 Walnut Street, Suite 1900, Cincinnati, Ohio 45202, has been retained by the Board of Trustees to perform an independent audit of the financial statements of the Trust and to advise the Trust as to matters of accounting and federal and state income taxation, as requested.

Sullivan & Worcester LLP, One Post Office Square, Boston, Massachusetts 02109, serves as legal counsel to the Trust and the Independent Trustees.

The Custodian of the Funds’ assets is U.S. Bank NA, 425 Walnut Street, Cincinnati, Ohio 45202.  The Custodian holds all cash and securities of the Funds (either in its possession or in its favor through “book entry systems” authorized by the Trustees in accordance with the 1940 Act), collects all income and effects all securities transactions on behalf of the Funds.

PORTFOLIO SECURITIES AND BROKERAGE

It is the Funds’ practice to seek the best price and execution for all portfolio securities transactions.  The Adviser (subject to the general supervision of the Board of Trustees) directs the execution of the Funds’ portfolio transactions.

The Funds’ fixed income portfolio transactions will normally be principal transactions executed in over-the-counter markets on a “net” basis, which may include a dealer markup. The Funds’ common

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stock portfolio transactions will normally be exchange traded and effected through broker-dealers who charge brokerage commissions.  Options will also normally be exchange traded involving the payment of commissions.  With respect to securities traded only in the over-the-counter market, orders will be executed on a principal basis with primary market makers in such securities except where better prices or executions may be obtained on an agency basis or by dealing with other than a primary market maker.

During the fiscal years ended March 31, 2013, 2012 and 2011, the total brokerage commissions paid by the Dividend Fund were $29,254, $46,652 and $30,742 respectively.  During the fiscal years ended March 31, 2013, 2012 and 2011, the total brokerage commissions paid by the Opportunities Fund were $26,420, $23,282 and $35,683, respectively. The higher commissions paid by the Dividend Fund during the March 31, 2012 fiscal year were due in part from higher portfolio turnover as the Fund transitioned from a pure value strategy to a dividend income strategy.

Subject to the requirements of the 1940 Act and procedures adopted by the Board of Trustees, the Funds may execute portfolio transactions through any broker or dealer and pay brokerage commissions to a broker (i) which is an affiliated person of the Trust, or (ii) which is an affiliated person of such person, or (iii) an affiliated person of which is an affiliated person of the Trust or the Adviser.

While there is no formula, agreement or undertaking to do so, a portion of the Funds’ brokerage commissions may, in the discretion of the Adviser, be allocated to those brokers or dealers that provide the Adviser with research services.  The types of research services that the Adviser may obtain include, but are not limited to, investment recommendations, financial, economic, political, fundamental and technical market and interest rate data, and other statistical or research services.  Much of the information so obtained may also be used by the Adviser for the benefit of the other clients it may have.  Conversely, the Funds may benefit from such transactions effected for the benefit of other clients.  In all cases, the Adviser is obligated to effect transactions for the Funds based upon obtaining the most favorable price and execution.  Factors considered by the Adviser in determining whether the Funds will receive the most favorable price and execution include, among other things: the size of the order, the broker’s ability to effect and settle the transaction promptly and efficiently and the Adviser’s perception of the broker’s reliability, integrity and financial condition.   During the fiscal year ended March 31, 2013, the amount of brokerage transactions and related commissions directed to brokers because of research services provided was $12,082,165 and $27,539, respectively, for the Dividend Fund and $12,848,695 and $24,481, respectively, for the Opportunities Fund.

As of March 31, 2013, the Dividend Fund and the Opportunities Fund held common stock issued by the parent company of J.P. Morgan Securities LLC (the market value of which was $806,820 and $996,660, respectively).  J.P. Morgan Securities LLC is one of the Trust’s “regular broker-dealers” as defined in the 1940 Act.

Codes of Ethics.  The Trust, the Adviser and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act which permits personnel subject to the Code of Ethics to invest in securities, including securities that may be purchased or held by the Funds.  The Codes of Ethics adopted by the Trust, the Adviser and the Distributor are on public file with, and are available from, the SEC.

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SPECIAL SHAREHOLDER SERVICES

As noted in the Prospectus, the Funds offer the following shareholder services:

Regular Account.  The regular account allows for voluntary investments to be made at any time. When an investor makes an initial investment in the Funds, a shareholder account is opened in accordance with the investor’s registration instructions.  Each time there is a transaction in a shareholder account, such as an additional investment or the reinvestment of a dividend or distribution, the shareholder will receive a statement showing the transaction.

Automatic Investment Plan.  The automatic investment plan enables shareholders to make regular periodic investments in shares through automatic charges to their checking account.  With shareholder authorization and bank approval, the Administrator will automatically charge the checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the NAV on or about the fifteenth and/or the last business day of the month as indicated on the Account Application.  The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Administrator.

Systematic Withdrawal Plan.  Shareholders owning shares with a value of $10,000 or more may establish a Systematic Withdrawal Plan.  A shareholder may receive monthly or bi-monthly payments, in amounts of not less than $100 per payment, by authorizing the Funds to redeem the necessary number of shares periodically (each month on the 15th and/or last business day of the month).  Payments may be made directly to an investor’s account with a commercial bank or other depository institution via an Automated Clearing House (“ACH”) transaction or bank wire.

Instructions for establishing this service are included in the Account Application contained in the Prospectus or are available by calling the Funds.   Payment may also be made by check made payable to the designated recipient and mailed within 7 days of the withdrawal date.  If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the application (see “Signature Guarantees” in the Prospectus).  A corporation (or partnership) must also submit a “Corporate Resolution” (or “Certification of Partnership”) indicating the names, titles and required number of signatures authorized to act on its behalf.  The Application must be signed by a duly authorized officer(s) and the corporate seal affixed.  No redemption fees are charged to shareholders under this plan.  Costs in conjunction with the administration of the plan are borne by the Funds.  Shareholders should be aware that such systematic withdrawals may deplete or use up entirely their initial investment.  In addition systematic withdrawals may result in realized long-term or short-term capital gains or losses, or, in certain circumstances, may be treated as dividends for tax purposes.  The Systematic Withdrawal Plan may be terminated at any time by the Funds upon sixty days written notice or by a shareholder upon written notice to the Funds. Applications and further details may be obtained by calling the Funds at 1-866-738-1127, or by writing to:

Flippin, Bruce & Porter Funds
Shareholder Services
P.O. Box 46707
Cincinnati, Ohio 45246-0707

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Transfer of Registration.  To transfer shares to another owner, send a written request to the Funds at the address shown herein. Your request should include the following:  (1) the Fund name and existing account registration; (2) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registration; (3) the new account registration, address, social security or taxpayer identification number and how dividends and capital gains are to be distributed; (4) signature guarantees (see the Prospectus under the heading “Signature Guarantees”); and (5) any additional documents that are required for transfer by corporations, administrators, executors, trustees, guardians, etc.  If you have any questions about transferring shares, call or write the Funds.

PURCHASE OF SHARES

The purchase price of shares of each Fund is the NAV next determined after the order is received in proper form.  An order received prior to the close of the regular session of trading on the New York Stock Exchange (the “Exchange”), generally 4:00 p.m. Eastern time, will be executed at the price computed on the date of receipt; and an order received after that time will be executed at the price computed on the next Business Day.  An order to purchase shares is not binding on the Funds until it has been confirmed in writing (unless other arrangements have been made with the Funds, for example in the case of orders utilizing wire transfer of funds) and payment has been received.

Due to Internal Revenue Service regulations, applications without social security or tax identification numbers will not be accepted.  If, however, you have already applied for a social security or tax identification number at the time of completing your account application, the application should so indicate.  The Funds are required to, and will, withhold taxes on all distributions and redemption proceeds if the number is not delivered to the Funds within 60 days.

Each Fund reserves the right in its sole discretion (i) to suspend the offering of its shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund and its shareholders, and (iii) to reduce or waive the minimum for initial and subsequent investments under some circumstances, including circumstances where certain economies can be achieved in sales of Fund shares.

Purchases in Kind.  The Funds may accept securities in lieu of cash in payment for the purchase of shares of the Funds.  The acceptance of such securities is at the sole discretion of the Adviser based upon the suitability of the securities accepted for inclusion as a long term investment of the Funds, the marketability of such securities, and other factors that the Adviser may deem appropriate.  If accepted, the securities will be valued using the same criteria and methods to determine NAVas described in the Prospectus.

Employees and Affiliates of the Funds. The Funds have adopted initial investment minimums for the purpose of reducing the cost to the Funds (and consequently to the shareholders) of communicating with and servicing their shareholders.  However, a reduced minimum initial investment requirement of $1,000 applies to Trustees, officers and employees of the Funds, the Adviser and certain parties related thereto, including clients of the Adviser or any sponsor, officer, committee member thereof, or the immediate family of any of them.  In addition, accounts having the same mailing address may be aggregated for purposes of the minimum investment if shareholders consent in writing to share a single mailing of shareholder reports, proxy statements (but each such shareholder would receive his/her own proxy) and other Fund literature.

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REDEMPTION OF SHARES

Each Fund may suspend redemption privileges or postpone the date of payment (i) during any period that the Exchange is closed, or trading on the Exchange is restricted as determined by the SEC, (ii) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or to fairly determine the value of its assets, and (iii) for such other periods as the SEC may permit.

No charge is made by the Funds for redemptions, although the Trustees could impose a redemption charge in the future.  Any redemption may be for more or less than the amount of the shareholder’s investment depending on the market value of securities held by the Funds.

There is currently no charge by the Funds for wire redemptions. However, the Funds reserve the right, upon thirty days written notice, to make reasonable charges for wire redemptions.  All charges will be deducted from your account by redemption of shares in your account.  Your bank or brokerage firm may also impose a charge for processing the wire.  In the event that wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

Redemptions in Kind.  The Funds may redeem their securities by payment in kind when circumstances exist which would, in the opinion of the Adviser, make it in the best interests of the Funds and their shareholders to do so.  In such case, the Adviser, under the supervision of the Board of Trustees and in accordance with the Trust’s procedures, may authorize payment to be made in portfolio securities or other property of the Funds.  Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing NAV.   An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein each Fund commits to pay redemptions in cash, rather than in kind, to any shareholder of record of the Funds who redeems during any ninety day period, the lesser of (a) $250,000 or (b) one percent (1%) of a Fund’s net assets at the beginning of such period unless the shareholder consents to receiving the entire distribution in kind.  Shareholders receiving portfolio securities in a redemption in kind may incur brokerage costs when these securities are sold.  It is the Adviser’s intention, at the present time, to reimburse shareholders for their brokerage costs and any other fees or losses incurred by them in selling such securities immediately upon receipt thereof.  This practice will apply to all redemptions in kind affected upon a particular day; however the Adviser may determine to discontinue this practice at any time without notice to shareholders.

NET ASSET VALUE DETERMINATION

Under the 1940 Act, the Trustees are responsible for overseeing the good faith determination of the fair value of the securities and other assets of the Funds, and they have adopted procedures to do so, as follows.  The NAV of each Fund is determined as of the close of the regular session of trading on the Exchange (currently 4:00 p.m. Eastern time) on each “Business Day.”  A Business Day means any day, Monday through Friday, except for the following holidays:  New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Fourth of July, Labor Day, Thanksgiving Day and Christmas.  NAV is determined by dividing the total value of all Fund securities and other assets, less liabilities, by the total number of shares then outstanding.  NAV

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includes interest on fixed income securities, which is accrued daily.

Pursuant to procedures approved by the Board of Trustees, options traded on a national securities exchange are valued at the last quoted sales price, if available, at the time of valuation.  If the last sales price is not available, options are valued at the closing bid price.  Options not traded on a national securities exchange or board of trade, or not actively traded, are valued at their fair values, determined in good faith in accordance with procedures approved by the Board of Trustees.  When fair value pricing is employed, the price of securities used by a Fund to calculate its NAV is based on consideration of a number of subjective factors and therefore may differ from quoted or published prices for the same securities.

FUND EXPENSES

Each Fund pays all expenses not assumed by the Adviser, including its advisory fees.  Fund expenses include, among others, the fees and expenses, if any, of the Independent Trustees, fees of the Custodian, interest expense, taxes, brokerage fees and commissions, fees and expenses of the Funds’ shareholder servicing operations, fees and expenses of qualifying and registering the Funds’ shares under federal and state securities laws, expenses of preparing, printing and distributing prospectuses and reports to existing shareholders, auditing and legal expenses, insurance expenses, association dues, fees and expenses of the Trust’s CCO, and the expense of shareholders’ meetings and proxy solicitations.  The Funds are also liable for any nonrecurring expenses as may arise such as litigation to which the Funds may be a party.  The Funds may be obligated to indemnify the Trustees and officers with respect to such litigation.  All expenses of a Fund are accrued daily on the books of the Fund at a rate which, to the best of its belief, is equal to the actual expenses expected to be incurred by the Fund in accordance with generally accepted accounting practices.

General Trust expenses are allocated among the Trust’s series, or funds, which allocation may be based on relative net assets of each fund (on the date the expense is paid) or the nature of the services performed and the relative applicability to each fund.

ADDITIONAL TAX INFORMATION

Taxation of the Funds.  Each Fund has qualified and intends to qualify annually for the special tax treatment afforded a “regulated investment company” (“RIC”) under Subchapter M of the Internal Revenue Code of 1986 (the “Code”) so that it does not pay federal taxes on income and capital gains distributed to shareholders.  Among the requirements to qualify under Subchapter M, each Fund must distribute annually at least 90% of its net investment income.  In addition to this distribution requirement, each Fund must (1) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, certain other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currencies, or from net investment income derived from an interest in a qualified publicly traded partnership (“PTP”); and (2) diversify its holdings so that at the end of each quarter of its taxable year the following two conditions are met: (a) at least 50% of the value of the Fund’s total assets is represented by cash, U.S. Government securities, securities of other RICs and other securities (for this purpose such other securities will qualify only if the Fund’s investment is limited in respect to any issuer to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer) and (b) not more than 25%

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of the value of the Fund’s total assets is invested in securities (other than U.S. Government securities or securities of other RICs) of any one issuer, the securities of any two or more issuers that the Fund controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified PTPs.  For these purposes, a qualified PTP is generally a PTP other than one where at least 90% of its gross income is gross income that would otherwise be qualifying income for a RIC.

While the above requirements are aimed at qualification of the Funds as RICs under Subchapter M of the Code, the Funds also intend to comply with certain requirements of the Code to avoid liability for federal income and excise tax. If the Funds remain qualified under Subchapter M, they will not be subject to federal income tax to the extent they distribute their taxable net investment income and net realized capital gains.  A nondeductible 4% federal excise tax will be imposed on each Fund to the extent it does not distribute at least 98% of its ordinary taxable income for a calendar year, plus 98.2% of its capital gain net taxable income for the one year period ending each October 31, plus certain undistributed amounts from prior years.  While each Fund intends to distribute its taxable income and capital gains in a manner so as to avoid imposition of the federal excise and income taxes, there can be no assurance that the Funds indeed will make sufficient distributions to avoid entirely imposition of federal excise or income taxes.  If a Fund fails to qualify as a RIC for any year, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and its distributions (including capital gains distributions) generally will be taxable as ordinary income to its shareholders, subject to the dividends received deduction for corporate shareholders and the provisions relating to qualified dividend income.  The Board of Trustees reserves the right not to maintain the qualification of the Funds as RICs if it determines such course of action to be beneficial to shareholders.

Based on the recently enacted Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”), there is a remedy for failure of the Subchapter M asset diversification test, if the failure was due to reasonable cause and not willful neglect, subject to certain divestiture and procedural requirements and the payment of a tax.  The Modernization Act also sets forth a de minimis exception to a potential failure of the Subchapter M asset diversification test, which would require corrective action but no tax.  In addition, the Modernization Act allows for the remedy of a failure of the source-of-income requirement, if the failure was due to reasonable cause and not willful neglect, subject to certain procedural requirements and the payment of a tax.

Each Fund’s net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards.  Capital losses arising in taxable years beginning on or before December 22, 2010 may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction.  Capital losses arising in taxable years after December 22, 2010 may be utilized indefinitely to offset net realized capital gains, if any, prior to distributing such gains to shareholders and their character is retained as short-term or long-term losses.  In addition, capital losses arising in taxable years after December 22, 2010 must be utilized prior to any losses arising on or before December 22, 2010.  As of March 31, 2013, the Dividend Fund had short-term capital loss carryforwards of $1,476,288 which expire March 31, 2018.  These capital loss carryforwards may be utilized in future years to offset net realized capital gain, if any, prior to distributing such gains to shareholders.

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Should additional series, or funds, be created by the Trustees, each fund would be treated as a separate tax entity for federal income tax purposes.

Tax Status of the Funds’ Dividends and Distributions.  Individual shareholders may benefit from lower rates applicable to long-term capital gains on certain distributions that are attributable to certain dividends received by the Funds from U.S. corporations and certain foreign corporations (“Qualified Dividends”).  Long-term capital gains are generally taxable to individuals at a maximum rate of 20%, with lower rates potentially applicable to taxpayers depending on their income levels. Currently, the American Taxpayer Relief Act of 2012 requires individual taxpayers with taxable incomes above $400,000 ($450,000 for married taxpayers, $425,000 for heads of households) to be subject to a 20% rate of tax on long-term capital gains and Qualified Dividends. Taxpayers that are not in such highest tax bracket continue to be subject to a maximum 15% rate of tax on long-term capital gains and Qualified Dividends. These rates may change over time.  Distributions of net short-term capital gains that exceed net long-term capital losses will generally be taxable as ordinary income. In addition,  for an individual shareholder to benefit from the lower tax rate on Qualified Dividends (either 15% or 20%, depending on income levels), the shareholder must hold shares in the Fund, and the Fund must hold shares in the dividend-paying corporation, at least 61 days during a prescribed period.  Under current IRS practice, the prescribed period is the 121-day period beginning 60 days before the date on which the shareholder or the Fund, as the case may be, becomes entitled to receive the dividend.  Furthermore, in determining the holding period for this purpose, any period during which the recipient’s risk of loss is offset by means of options, short sales or similar instruments is not included.  Additionally, an individual shareholder would not benefit from the lower tax rate to the extent it or the Fund is obligated (e.g., pursuant to a short sale) to make related payments with respect to positions in substantially similar or related property.

Certain U.S. shareholders, including individuals and estates and trusts whose income exceeds certain levels, will be subject to an additional 3.8% Medicare tax on all or a portion of their “net investment income,” which should include dividends from the Funds and net gains from the disposition of shares of the Funds.  U.S. shareholders are urged to consult their own tax advisors regarding the implications of the additional Medicare tax resulting from an investment in the Funds.

For corporate shareholders, the dividends received deduction, if applicable, should apply to a portion of the dividends paid by each Fund.  Each Fund will send shareholders information each year on the tax status of dividends and disbursements.  A dividend or capital gains distribution paid shortly after shares have been purchased, although in effect a return of investment, is subject to federal income taxation.  Dividends from net investment income, along with capital gains, will be taxable to shareholders, whether received in cash or shares and regardless of how long you have held your Fund shares, even if they reduce the NAVof shares below your cost and thus in effect result in a return of a part of your investment.

As of January 1, 2012, federal law requires that mutual fund companies report their shareholders’ cost basis, gain/loss, and holding period to the IRS on the Funds’ shareholders’ Consolidated Form 1099s when “covered” shares are sold.  Covered shares are any regulated investment company shares acquired on or after January 1, 2012 and any such shares acquired before January 1, 2012 are considered non-covered shares.  In response to this federal law, the Funds chose “average cost,” which is the mutual fund industry standard, as the Funds’ default tax lot identification for all

34

shareholders.  Average cost will be the method used for reporting the redemption of any covered shares on your Consolidated Form 1099 unless you select a different tax lot identification method.  You may choose a method different than average cost as long as you do so at the time of your purchase or upon the redemption of covered shares.  Please keep in mind that the Funds are not responsible for providing you with cost basis information on shares acquired prior to January 1, 2012.

Effective January 1, 2014, the Funds will be required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends and (effective January 1, 2017) redemption proceeds made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of Treasury of U.S.-owned foreign investment accounts.  Shareholders may be requested to provide additional information to the Funds to enable the Funds to determine whether withholding is required.

Profits on closing purchase transactions and premiums on lapsed calls written are considered capital gains for financial reporting purposes and are short-term gains for federal income tax purposes.  When short-term gains are distributed to shareholders, they are taxed as ordinary income.

Sale, Exchange or Redemption of Fund Shares.   A sale, exchange or redemption of shares of the Funds by a shareholder is generally a taxable event.  For federal income tax purposes, any loss upon the sale of shares of the Funds held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gains distributions received by the shareholder.

Shareholders should consult their tax advisors regarding the federal, state, local and foreign tax consequences resulting from the ownership of shares of the Funds.

GENERAL INFORMATION ABOUT THE TRUST

The Funds are no-load, diversified series of Williamsburg Investment Trust, an open-end management investment company organized as a Massachusetts business trust in July 1988.  Effective December 30, 2011, the name of the Dividend Fund was changed from “FBP Value Fund” and the name of the Opportunities Fund was changed from “FBP Balanced Fund.”  The Board of Trustees has overall responsibility for management of the Funds under the laws of Massachusetts governing the responsibilities of trustees of business trusts.  The Declaration of Trust of the Trust currently provides for the shares of eleven funds, or series, to be issued.  The Trustees are permitted to create additional series, or funds, at any time.

Shares of the Funds, when issued, are fully paid and non-assessable and have no preemptive or conversion rights.  Shareholders are entitled to one vote for each full share and a fractional vote for each fractional share held.  Shares have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees and, in this event, the holders of the remaining shares voting will not be able to elect any Trustees.  The Trustees will hold office indefinitely, except that:  (1) any Trustee may resign or retire and (2) any Trustee may be removed with or without cause at any time (a) by a written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; or (b) by vote of shareholders holding not less than two-thirds of the outstanding shares of the Trust, cast in person or by proxy at a meeting called for that purpose; or (c) by a written declaration signed by shareholders holding not

35

less than two-thirds of the outstanding shares of the Trust and filed with the Trust’s custodian.  Shareholders have certain rights, as set forth in the Declaration of Trust, including the right to call a meeting of the shareholders for the purpose of voting on the removal of one or more Trustees.  Shareholders holding not less than ten percent (10%) of the shares then outstanding may require the Trustees to call such a meeting and the Trustees are obligated to provide certain assistance to shareholders desiring to communicate with other shareholders in such regard (e.g., providing access to shareholder lists, etc.).  Shareholder inquiries may be made in writing, addressed to the Funds at the address contained in this Statement of Additional Information.  In case a vacancy or an anticipated vacancy shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to the provisions of Section 16(a) of the 1940 Act.  The Trust does not expect to hold annual meetings of shareholders.

Upon liquidation of the Trust or a particular fund of the Trust, holders of the outstanding shares of the fund being liquidated shall be entitled to receive, in proportion to the number of shares of the fund held by them, the excess of that fund’s assets over its liabilities.    On any matter submitted to a vote of shareholders, all shares of the Trust then issued and outstanding and entitled to vote, irrespective of the fund, shall be voted in the aggregate and not by fund, except (i) when required by the 1940 Act, shares shall be voted by individual fund; and (ii) when the matter does not affect any interest of a particular fund, then only shareholders of the affected fund or funds shall be entitled to vote thereon.  Examples of matters which affect only a particular fund could be a proposed change in the fundamental investment objectives or policies of that fund or a proposed change in the investment advisory agreement for a particular fund.

Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust.  The Declaration of Trust, therefore, contains provisions that are intended to mitigate such liability.

Stock certificates will not be issued for your shares.  Evidence of ownership will be given by issuance of periodic account statements which will show the number of shares owned.

Proxy Voting Policies and Procedures.   The Trust and the Adviser have adopted Proxy Voting Policies and Procedures that describe how the Funds intend to vote proxies relating to portfolio securities.  The Proxy Voting Policies and Procedures of the Trust and the Adviser are attached to this Statement of Additional Information as Appendix A.  Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling toll-free 1-866-738-1127, or on the SEC’s website at http://www.sec.gov.

Portfolio Holdings Disclosure Policy. The Board of Trustees of the Trust has adopted policies to govern the circumstances under which disclosure regarding securities held by the Funds, and disclosure of purchases and sales of such securities, may be made to shareholders of the Funds or other persons.  The Trust’s CCO is responsible for monitoring the use and disclosure of information relating to portfolio securities.  Although no material conflicts of interest are believed to exist that could disadvantage the Funds or their shareholders, various safeguards have been implemented to protect the Funds and their shareholders from conflicts of interest, including: the adoption of codes of ethics pursuant to Rule 17j-1 under the 1940 Act designed to prevent fraudulent, deceptive or manipulative acts by officers and employees of the Trust, the Adviser and the Distributor in

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connection with their personal securities transactions; the adoption by the Adviser and the Distributor of insider trading policies and procedures designed to prevent their employees’ misuse of material non-public information; and the adoption by the Trust of a Code of Ethics for Principal Executive and Senior Financial Officers that requires the Trust’s Principal Executive Officer(s), Principal Financial Officer(s) and Principal Accounting Officer(s) to report to the Board any affiliations or other relationships that could potentially create a conflict of interest with the Funds.

•
Public disclosure regarding the securities held by the Funds (“Portfolio Securities”) is made quarterly in Annual Reports and Semi-Annual Reports to shareholders, and in quarterly holdings reports on Form N-Q (“Official Reports”).  Except for such Official Reports and as otherwise expressly permitted herein or required by applicable law, shareholders and other persons may not be provided with information regarding Portfolio Securities held, purchased or sold by the Funds.

•
Each of the Funds’ ten largest holdings as of the end of the most recent calendar quarter is included as part of a Quarterly Update which is posted at www.fbpfunds.com.  The Quarterly Update is typically posted to the website within 30 days of the end of each calendar quarter.  The website is open to the general public.

•
Information regarding Portfolio Securities and other information regarding the investment activities of the Funds is disclosed to rating and ranking organizations for use in connection with their rating or ranking of the Funds.  Currently, the Funds are providing portfolio information to five different rating or ranking organizations.  These organizations offer various services to investors.  Each disclosure arrangement has been approved by the CCO of the Trust.  The CCO found that this disclosure was in the best interest of shareholders and serves a legitimate business interest of the Funds.

Below is a table listing the groups that are currently receiving portfolio information along with the types of information received, conditions or restrictions on use, timing of disclosure and any compensation received for providing portfolio information.

Name of Rating or Ranking Organization	Information Provided	Timing of Release and Conditions or Restrictions on Use	Receipt of Compensation or other Consideration by the Funds or Affiliated Party
Morningstar, Inc.	CUSIP, description, shares/par, market value	Provided quarterly, with a 30-day lag. No formal conditions or restrictions.	None
Lipper	CUSIP, description, shares/par
Provided quarterly, with a 30-day lag.  No formal conditions or restrictions.  Lipper indicates that it will not trade based on the Funds’ portfolio information, and it prohibits its employees from any such trading.
None
Bloomberg L.P.	CUSIP, shares/par, market value
Provided quarterly, with a 30-day lag. No formal conditions or restrictions.  Bloomberg indicates that it requires all employees to sign confidentiality agreements acknowledging all information received during their employment must be used for legitimate business purposes only.
None
Standard & Poors, Inc.	CUSIP, description, shares/par, market value, coupon, maturity date, % of net assets	Provided quarterly, with a 30-day lag. No formal conditions or restrictions. S&P indicates that its employees are required to follow a code of business conduct that prohibits them from using	None

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portfolio information for anything other than performing their job responsibilities, and S&P employees must certify annually that they have followed this code of business conduct.
Thomson Reuters	CUSIP, shares/par, market value, cost basis
Provided quarterly, with a 30-day lag. No formal conditions or restrictions.  Thomson Reuters indicates that it requires all employees to sign confidentiality agreements acknowledging that all information received during their employment must be used for legitimate business purposes only.
None

The CCO has concluded that providing portfolio information to these rating or ranking organizations does not pose a significant risk to the Funds or their shareholders.

•
These policies relating to disclosure of the Funds’ Portfolio Securities do not prohibit: (i) disclosure of information to the Adviser or other Fund service providers, including but not limited to the Funds’ administrator, distributor, custodian, legal counsel, accountants, pricing service, financial printer, typesetter and proxy voting service, or to brokers and dealers in connection with the Funds’ purchase and sale of Portfolio Securities; and (ii) disclosure of holdings of or transactions in Portfolio Securities by a Fund that is made on the same basis to all shareholders of the Fund.

•
The CCO may approve other arrangements, not described herein, under which information relating to Portfolio Securities held by a Fund, or purchased or sold by a Fund (other than information contained in Official Reports), is disclosed to any shareholder or other person.  The CCO shall approve such an arrangement only if she concludes (based on a consideration of the information to be disclosed, the timing of the disclosure, the intended use of the information and other relevant factors) that the arrangement is reasonably necessary to aid in conducting the ongoing business of the Funds and is unlikely to affect adversely the Funds or any shareholder of the Funds and is in the best interests of shareholders and subject to a confidentiality agreement and prohibition of trading based upon material non-public information.

•
In the event a Fund processes a shareholder’s redemption request in-kind, the Fund may, under certain circumstances, provide portfolio holdings information to such shareholder to the extent necessary to allow the shareholder to prepare for the receipt of such portfolio securities.

•
Neither the Adviser nor the Trust (or any affiliated person, employee, officer, trustee or director of the Adviser or the Trust) may receive any direct or indirect compensation in consideration of the disclosure of information relating to Portfolio Securities held, purchased or sold by the Funds.

•
The CCO shall inform the Board of Trustees of any arrangements that are approved by the CCO pursuant to these policies, and the rationale supporting such approval, at the next regular quarterly meeting of the Board of Trustees following such approval.  At least annually, the CCO shall provide the Board of Trustees with a report as to the compliance with these policies.

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Principal Holders of Fund Shares.   As of July 8, 2013, the Flippin, Bruce & Porter, Inc. Profit Sharing Plan & Trust and the Flippin, Bruce & Porter, Inc. Employee Stock Ownership and Savings Plan, P.O. Box 6138, Lynchburg, Virginia 24505, collectively owned of record 8.08% of the outstanding shares of the Dividend Fund and 18.23% of the outstanding shares of the Opportunities Fund.  As of July 8, 2013, Erin J. Fry, 531 North 82nd Street, Seattle, Washington 98103, owned of record 5.24% of the outstanding shares of the Dividend Fund.  As of July 8, 2013, MG Trust Company, FBO Lynchburg Pulmonary Associates, Inc., 700 17th Street, Denver, Colorado 80202 and Charles Schwab & Co. Inc., 211 Main Street, San Francisco, California 94105, owned of record and beneficially 5.90% and 5.09% of the outstanding shares of the Opportunities Fund, respectively.

CALCULATION OF PERFORMANCE DATA

Each Fund may, from time to time, advertise certain total return information.  The average annual total returns of each Fund are computed by finding the average compounded rates of return over the 1-, 5-, and 10-year periods (or the period of a Fund’s operations) that would equate the initial amount invested to the ending redeemable value (after adjusting for the reinvestment of any income dividends and capital gain distributions).  In particular, the average annual total returns of a Fund (“T”) are computed by using the redeemable value at the end of a specified period of time (“ERV”) of a hypothetical initial investment of $1,000 (“P”) over a period of time (“n”) according to the formula P (l+T)n = ERV.

Average annual total returns may also be calculated (i) after taxes on distributions and (ii) after taxes on distributions and redemption of Fund shares at the end of the period.  The calculations assume deduction of all taxes due on such Fund distributions.  The ending redeemable value is determined by assuming a complete redemption at the end of the period covered by the computation and, in the case of returns after taxes on distributions and redemption of Fund shares, includes the deduction of capital gains taxes resulting from the redemption or, if appropriate, an adjustment to take into account the tax benefit from any capital losses that may have resulted from the redemption. After-tax returns are calculated using the highest applicable individual federal marginal tax rate in effect on the reinvestment date of a distribution.  The tax rates used correspond to the tax character of each component of the distributions (that is, the ordinary income tax rate for ordinary income distributions and the long-term capital gains rate for capital gains distributions).  The tax rates may vary over the course of the measurement period.  State and local tax liabilities are disregarded, as are the effect of phaseouts of certain exemptions, deductions and credits at various income levels and the impact of the federal alternative minimum income tax.  Actual after-tax returns will depend on an investor’s tax situation and may differ from those shown.  The after-tax returns are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.  The Funds’ past performance, before and after taxes, is not necessarily an indication of how the Funds will perform in the future.

The table below shows each Fund’s average annual total returns for periods ended March 31, 2013.  The performance results achieved prior to December 31, 2011 used strategies that differ from the strategies currently being used to manage each Fund. (Prior to December 31, 2011, the Dividend Fund used a pure value investing strategy that differs from the dividend income strategy currently being used and the Opportunities Fund used a more restrictive balanced investing strategy that differs from the more flexible strategy that is currently being used to allocate fixed income and equity investments.)  Performance results of the previous strategies may vary from the performance results of the current strategies.

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Average Annual Total Return	One Year	Five Years	Ten Years
Dividend Fund	16.19%	2.04%	5.91%
Opportunities Fund	12.51%	4.03%	6.13%

In addition, each Fund may advertise other total return performance data (“Nonstandardized Return”).  Nonstandardized Return shows as a percentage rate of return encompassing all elements of return (i.e., income and capital appreciation or depreciation) and it assumes reinvestment of all dividends and capital gain distributions.  Nonstandardized Return may consist of a cumulative percentage of return, actual year-by-year rates or any combination thereof.

From time to time, each Fund may advertise its yield.  A yield quotation is based on a 30-day (or one month) period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:
Yield = 2[(a-b/cd + 1)6 - 1]
Where:
a = dividends and interest earned during the period
b = expenses accrued for the period (net of reimbursements)
c = the average daily number of shares outstanding during the period that were entitled to receive dividends
d = the maximum offering price per share on the last day of the period

Solely for the purpose of computing yield, dividend income is recognized by accruing 1/360 of the stated dividend rate of the security each day that a Fund owns the security.  Generally, interest earned (for the purpose of “a” above) on debt obligations is computed by reference to the yield to maturity of each obligation held based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day prior to the start of the 30-day (or one month) period for which yield is being calculated, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest).  The yields of the Dividend Fund and the Opportunities Fund for the 30 days ended March 31, 2013 were 2.23% and 1.26%, respectively.

The Funds’ performance may be compared in advertisements, sales literature and other communications to the performance of other mutual funds having similar objectives or to standardized indices or other measures of investment performance.  In particular, each Fund may compare its performance to the S&P 500 Index, which is generally considered to be representative of the performance of unmanaged common stocks that are publicly traded in the United States securities markets.  Comparative performance may also be expressed by reference to rankings or broad groups of mutual funds, as prepared or tracked and published by mutual fund monitoring services, such as Lipper or Morningstar, Inc., or by one or more newspapers, newsletters or financial periodicals.  Performance comparisons may be useful to investors who wish to compare the Funds’ past performance to that of other mutual funds and investment products.  Of course, past performance is not a guarantee of future results.

•
Lipper ranks funds in various fund categories by making comparative calculations using total return.  Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in NAV over a specific period of time.

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•	Morningstar, Inc. rates mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for one month.

Investors may use such indices in addition to the Funds’ Prospectus to obtain a more complete view of the Funds’ performance before investing.  Of course, when comparing the Funds’ performance to any index, factors such as composition of the index and prevailing market conditions should be considered in assessing the significance of such comparisons.  When comparing funds using reporting services or total return, investors should take into consideration any relevant differences in funds such as permitted portfolio compositions and methods used to value portfolio securities and compute offering price. Advertisements and other sales literature for the Funds may quote total returns that are calculated on non-standardized base periods.  The total returns represent the historic change in the value of an investment in the Funds assuming reinvestment of dividends and distributions over a specified period of time.

From time to time the Funds may include in advertisements and other communications information, charts, and illustrations relating to inflation and the effects of inflation on the dollar, including the purchasing power of the dollar at various rates of inflation.  The Funds may also disclose from time to time information about their portfolio allocation and holdings at a particular date (including ratings of securities assigned by independent rating services such as Standard & Poor’s Ratings Services and Moody’s Investors Service, Inc.).  The Funds may also depict the historical performance of the securities in which the Funds may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indices of those investments, or economic indicators.  The Funds may also present their performance and other investment characteristics, such as volatility or a temporary defensive posture, in light of the Adviser’s view of current or past market conditions or historical trends.  The Funds may also include in advertisements and in materials furnished to present and prospective shareholders statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed to meet specific financial goals, such as saving for retirement, children’s education, or other future needs.

FINANCIAL STATEMENTS AND REPORTS

The financial statements of the Funds will be audited each year by an independent registered public accounting firm.  Shareholders will receive annual audited and semiannual (unaudited) reports when published, and will receive written confirmation of all confirmable transactions in their account.  A copy of the Annual and Semiannual Report will accompany this Statement of Additional Information whenever the Statement of Additional Information is requested by a shareholder or prospective investor.  The financial statements of the Funds for the year ended March 31, 2013 , together with the report of Ernst & Young LLP thereon, are incorporated herein by reference to the Annual Report of the Funds.

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APPENDIX A

WILLIAMSBURG INVESTMENT TRUST

POLICIES AND PROCEDURES FOR VOTING PROXIES

1.         Purpose.  The purpose of this memorandum is to describe the policies and procedures for voting proxies received from issuers whose securities are held by the Trust.  These policies and procedures are to be implemented by the Investment Advisers to the various Funds.

2.         Definitions

(a)           Proxy.  A proxy permits a shareholder to vote without being present at annual or special meetings.  A proxy is the form whereby a person who is eligible to vote on corporate matters transmits written instructions for voting or transfers the right to vote to another person in place of the eligible voter.  Proxies are generally solicited by management, but may be solicited by dissident shareholders opposed to management’s policies or strategies.

(b)           Proxy Manager.  Proxy manager, as used herein, refers to the individual, individuals or committee of individuals appointed by the Investment Advisers to the various Funds as being responsible for supervising and implementing these Policies and Procedures.

3.         Policy for Voting Proxies.

(a)           Fiduciary Considerations.  Proxies are voted solely in the interests of the shareholders of the Trust.  Any conflict of interest must be resolved in the way that will most benefit the shareholders.

(b)           Management Recommendations.  Since the quality and depth of management is a primary factor considered when investing in a company, the recommendation of management on any issue should be given substantial weight.

The vote with respect to most issues presented in proxy statements should be cast in accordance with the position of the company’s management, unless it is determined that supporting management’s position would adversely affect the investment merits of owning the stock.  However, each issue should be considered on its own merits, and the position of the company’s management should not be supported in any situation where it is found not to be in the best interests of the Trust’s shareholders.

4.         Conflicts of Interest.   The Trust recognizes that under certain circumstances the Investment Advisers may have a conflict of interest in voting proxies on behalf of the various Funds.  Such circumstances may include, but are not limited to, situations where the Investment Adviser or one or more of its affiliates, including officers, directors and employees, has or is seeking a client relationship with the issuer of the security that is the subject of the proxy vote.  The Investment Adviser shall periodically inform its employees that they are under an obligation to be aware of the potential for conflicts of interest on the part of the Investment Adviser with respect to voting proxies on behalf of the Funds, both as a result of the employee’s personal relationships and

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due to circumstances that may arise during the conduct of the Investment Adviser’s business, and to bring conflicts of interest of which they become aware to the attention of the proxy manager.  The Investment Adviser shall not vote proxies relating to such issuers on behalf of the Funds until it has determined that the conflict of interest is not material or a method of resolving such conflict of interest has been determined in the manner described below.  A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence the Adviser’s decision-making in voting a proxy.  Materiality determinations will be based upon an assessment of the particular facts and circumstances.  If the proxy manager determines that a conflict of interest is not material, the Investment Adviser may vote proxies notwithstanding the existence of a conflict.  If the conflict of interest is determined to be material, either (i) the conflict shall be disclosed to the Audit Committee and the Investment Adviser shall follow the instructions of the Audit Committee or (ii) the Investment Adviser shall vote the issue in question based upon the recommendation of an independent third party under a contractual arrangement approved by the Audit Committee. The proxy manager shall keep a record of all materiality decisions and report them to the Audit Committee on a quarterly basis.

5.         Routine Proposals.  Proxies for routine proposals (such as election of directors, selection of independent public accountants, stock splits and increases in capital stock) should generally be voted in favor of management.

6.         Non-routine Proposals.

(a)           Guidelines on Anti-takeover Issues.  Since anti-takeover proposals generally reduce shareholders’ rights, the vote with respect to these proposals should generally be “against.”  During review of the proposal, if it is concluded that the proposal is beneficial to shareholders, a vote for the proposal should be cast.  This may (but is not required to) be the case for staggered board and fair price amendments.  Other anti-takeover issues include supermajority rules, superstock, poison pills and greenmail.

(b)           Guidelines on Social and Political Issues.  Social and political issues should be reviewed on a case by case basis.  Votes should generally be cast with management on social or political issues, subject to review by the proxy manager appointed by the Investment Adviser who shall be the portfolio manager, securities analyst or other investment professional.

7.         Proxy Manager Approval.  Votes on non-routine matters (including the matters in paragraph 5 and mergers, stock option and other compensation plans) and votes against a management’s recommendations are subject to approval by the proxy manager.

8.         Proxy Voting Procedures.  Proxy voting will be conducted in compliance with the policies and practices described in this memorandum and is subject to the proxy manager’s supervision.  A reasonable effort should be made to obtain proxy material and to vote in a timely fashion.  Records should be maintained regarding the voting of proxies under these Policies and Procedures.

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9.         Report to the Board.  On an annual basis, the proxy manager or his designee will report in writing to the Board of Trustees on the general manner in which proxy proposals relating to anti-takeover, social and political issues were voted, as well as proposals that were voted in opposition to management’s recommendations.

10.       Investment Advisers’ Voting Procedures. The Trust acknowledges that the Investment Advisers to the various Funds have adopted voting policies and procedures for their clients which have been delivered to the Trust.  To the extent that such policies and procedures are consistent with these Policies and Procedures, the Investment Advisers may implement them with respect to voting proxies on behalf of the various Funds.  However, the provisions of paragraph 4 of these Policies and Procedures relating to conflicts of interest shall supercede any comparable provisions of the Investment Advisers’ policies and procedures.

As adopted November 1, 2004

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Statement of Policies and Procedures
Relating to Proxy Voting

A proxy permits a shareholder to vote without being present at annual or special shareholder meetings.  A proxy is the form whereby a person who is eligible to vote on corporate matters transmits written instructions for voting or transfers the right to vote to another person.  Flippin, Bruce & Porter, Inc. (FBP) has been assigned the responsibility for voting proxies for most of the accounts under its management.  We have adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties.

PROCEDURES

Proxy voting procedures at FBP are designed to ensure that all proxies for which we are eligible to vote are voted in a timely manner and in accordance with our Proxy Voting Polices (incorporated herein).  The procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are conducted in the best interest of clients.

Responsibility for proxy voting administration and oversight is assigned to the FBP Proxy Voting Committee, comprised of members from the FBP Investment Committee.  The Proxy Voting Committee is responsible for:
Developing, updating and implementing the policies and procedures.
Overseeing the proxy voting process.
Monitoring legislative and corporate governance developments and coordinating any communication related to proxy issues.
Meeting regularly as necessary to fulfill its responsibilities.
Annual review of all proxy policies.

 All proxy materials received at FBP are recorded upon receipt and holdings are cross-checked to ensure that all proxies are received and voted before the deadline. The proxy material is delivered to the member of the FBP Investment Committee designated to vote the proxy on a company-by-company basis.  That person bears the responsibility of voting each proxy in a timely fashion in accordance with proxy voting guidelines.  In any case where the adopted guidelines are not clear or in a case where, based upon the judgment of the voting person, a vote is cast in a fashion contrary to the guidelines, justification for the exception is documented in writing.   The votes are cast and any notation or comments are filed with the proxy materials and maintained at the offices of FBP.

Each proxy is checked against the Potential Conflict of Interest Checklist as it is received.  This is a list maintained by the Proxy Voting Committee of any public companies where a potential conflict exists at FBP.  Such conflict may arise due to a real or contemplated commercial relationship with that company, where an FBP client is a party to a shareholder proposal or where an FBP employee serves in a professional capacity (such as a director) for that company.  In an instance where a proxy is received from a company on that list,

45

that proxy is immediately forwarded to the FBP Executive Committee for action.  If a true conflict of interest exists, FBP will consult an independent third party under a special contractual arrangement.  FBP will determine that the third party does not have a conflict of interest regarding the issuer in question.  FBP will vote the proxy in accordance with the recommendation of that third party consultant.

In an instance where an apparent conflict does exist and the shares represented are deemed immaterial, the proxy will be voted according to FBP materiality policy guidelines without consulting an independent third party. (See XII.  De Minimis Holdings) A holding will be considered to be de minimis if the total market value of the holding is less than $350,000 and is less than 0.01% of total equity market cap of outstanding shares for that company.  Voting these immaterial holdings is unlikely to impact the outcome of a shareholder vote.

All proxy vote records are maintained at FBP and are available for client review upon request.

PROXY VOTING POLICIES

Our policy is guided by our fiduciary responsibility of loyalty as well as a reasonable standard of care whereby investment actions are carried out for the sole benefit of the shareholder and are never compromised.  Each proxy vote represents a valuable right, essentially an asset, which is an important and integral part of investment management.  These proxy guidelines are adopted to ensure consistency of application.  Each vote, however, is ultimately decided on a case-by-case basis considering all other relevant facts and circumstances at the time of the vote.

I. General Philosophy- After an initial review, FBP will generally vote with management on routine matters related to the operation of the company that are not expected to have a material impact on the company and/or shareholders.  FBP will review and analyze on a case-by-case basis, non-routine proposals that are more likely to affect the structure and/or operation of the issuer and to have a greater impact on the value of the investment.

Corporate Governance – FBP reviews and considers corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices.

Such Other Business – Ballots sometimes contain a proposal granting the board authority to “transact such other business as may properly come before the meeting.”  FBP will typically vote against such proposals, as granting management the proxy to vote using its full discretion is imprudent.

II. Board of Directors - Separating the positions of Chairman and CEO - In order to maximize the board’s ability to oversee the actions of management by eliminating the potential conflict of interest, FBP will generally vote in favor of such proposals.

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Independence- FBP will generally vote for the proposed slate of directors after a fully satisfactory review that ensures that the Nominating Committee is completely independent from management, that there is no material evidence of interlocking directorates and that the composition of the board is sufficiently independent of company management.

Limitations on Director Tenure and Retirement – FBP will generally favor proposals to limit the term of outside directors by institution of a mandatory retirement age in order to foster the introduction of new perspectives on the board.

D&O Indemnification - Increased indemnification and decreased liability for directors is important to ensure the continued availability of competent directors.   FBP will generally vote in favor of proposals that include: a) indemnifying directors for acts conducted in the normal course of business and b) providing expanded coverage in cases where a director was found to have acted in good faith and in a manner that he or she reasonably believed was in the best interests of the company.

Majority Voting – FBP will generally support proposals calling for the election of directors by a majority vote.

III. Auditors – Generally vote for proposed auditors provided the ratification has been approved by an appropriate audit committee that meets applicable composition and independence requirements.  Also considered will be the absolute magnitude and proportion, in relation to audit fees, of non-audit fees billed by the auditors.

IV. Proxy Contests – FBP will consider the following factors when voting for a director in a contested election: 1) long-term financial performance of the company; 2) management’s track record; 3) background and circumstances surrounding the proxy contest; 4) qualifications of both slates on nominees; 5) evaluation of what each side brings to shareholders and the likelihood of accomplishing those goals; and 6) stock ownership.
FBP will only approve reimbursement of reasonable proxy solicitation expenses for dissidents in those cases where they are successful.

V. Proxy Contest Defenses – FBP will support proposals requiring shareholder approval for changes to the size of the board within the context that a smaller board size generally promotes better governance.  FBP will approve proposals that permit shareholders to remove a director for cause and that allow shareholders to elect directors to fill board vacancies.

Cumulative Voting-FBP will generally oppose proposals to adopt or restore cumulative voting. Cumulative voting promotes single interest representation that may not be concerned with overall shareholder interests.

VI. Tender Offer Defenses – FBP will generally oppose proposals to classify boards.  Periodic as opposed to annual election of directors can be used to entrench management and guard against unwanted takeovers.

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Poison Pills – FBP will generally oppose poison pills and will support proposals asking companies to put their poison pill provisions to a shareholder vote.

Fair Price Provisions – FBP will generally favor proposals for fair price provisions that prohibit an acquirer from employing a two-tiered pricing scheme by offering a higher price for a sufficient number of shares to gain control and a lower price for the balance of shares.

Greenmail – FBP will oppose any proposal or plan that allows a company to repurchase shares at above market prices to avoid a takeover proxy fight.

Unequal Voting Rights Plans- FBP will generally oppose plans to establish unequal voting rights plans designed to concentrate significant voting rights in the hands of management.

Supermajority Shareholder Requirements – FBP will generally oppose proposals to establish supermajority voting requirements.

White Squire Placements – FBP will generally oppose provisions permitting issuance of blank check preferred stock in the form of a white squire placement as a defense against takeovers and as a source of “patient capital.”

VII. Miscellaneous Governance Provisions - Confidential Voting – FBP will generally oppose proposals to establish confidential voting.

Bundled/Combination Proposals – FBP will assess the total benefits and detriments to shareholders of the combination proposal and take into consideration the extent to which issues included in the combination proposal should be subject to separate votes.
FBP will generally oppose proposals that result in the elimination of or restriction to the authority of shareholders to the benefit of management.

VIII. Capital Structure - Stock Authorizations- FBP will seek to distinguish between legitimate proposals to authorize increases in common stock for expansion and other corporate purposes and those designed principally as an anti-takeover device. Consideration will be given to the need for the increase, the percentage increase with respect to the existing authorization, the voting rights of the stock and the overall capital structure.

Preferred Stock- Blank check preferred stock is that which is authorized for issuance at some uncertain time in the future and allows the board to establish voting, dividend, conversion and other rights at the time of issuance.  FBP generally opposes proposals to issue blank check preferred stock.

Preemptive Rights – FBP will generally oppose proposals to grant or restore preemptive rights to shareholders and will generally support proposals that eliminate such rights.

State of Incorporation- FBP will generally oppose proposals to change state of incorporation for the purpose of taking advantage of a state’s courts interpretations of laws  governing unsolicited takeovers.  FBP will generally oppose proposals to establish an offshore presence for tax purposes.

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IX. Executive and Director Compensation – Stock option plans and other executive and director compensation plans are designed to attract, retain and motivate talented executives and outside directors.  FBP will evaluate such plans by weighing the need to attract and retain qualified people against the implications for dilution and transfer of shareholder wealth.

Stock Option Plans – Consideration will be given to the financial reasonableness of the plan relative to the company’s market capitalization and the practices of peer companies. Any evaluation of new proposals will include consideration of all existing stock option plans and any authorized but not yet granted options.  The following may be considered (any one of which may be sufficient to result in opposition to the plan by FBP) when addressing proposed option plans: 1) whether the plan expressly permits re-pricing of underwater options, 2) whether the plan could potentially result in  an unacceptable level of earnings dilution after complete vesting, 3) whether the plan has an option exercise price below the market price on the day of the grant, 4) whether the proposal relates to an amendment to extend the term of options for persons leaving the firm voluntarily or for cause, and 5) whether the plan has certain imbedded features, such as a) participation by non-employees; b) exercise prices set at the discretion of the board; c) no limit on the number of shares available for issue under the plan; d) excessive concentration of options available only to a small percentage of top employees; e) authority granted to the board to amend the plan without prior shareholder approval to the extent permitted by law; and    f) reload options.

Director Compensation – Stock option plans for outside directors may be approved based upon whether shares are at the same risk as those of shareholders and how option programs for non-employee directors compare with the standards of employee programs.  FBP will generally oppose plans that result in outright grants of options or stock for outside directors (except when distributed in lieu of cash compensation).  FBP will also oppose plans where the total compensation appears excessive.

OBRA-Related Compensation Proposals – The Omnibus Budget Reconciliation Act (OBRA) requires a company to obtain shareholder approval of incentive compensation plans that would result in a deduction greater than $1 million in non-deferred executive compensation.  FBP will generally approve OBRA related proposals after evaluation of the provisions for reasonable performance-based goals and financial reasonableness.  Each will be evaluated on a case-by-case basis.

Golden and Tin Parachutes – Golden parachutes assure certain key officers of an acquired company a significant severance package if such officer is terminated or demoted pursuant to the takeover. Tin parachutes make similar assurances to all employees.  These proposals have anti-takeover implications because of the added expense to the acquisition.  FBP will oppose all Golden and Tin parachutes.

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Executive Severance Compensation – FBP will generally oppose proposals where the total economic value of the severance package (salary plus bonus) exceeds 2.99 times the total compensation of that executive.

Loans to Officers – FBP will generally oppose proposals to grant loans to officers for the purpose of buying stock in the company.

401(k) Benefit Plans – FBP will generally support proposals to implement 401(k) Employee Benefit Plans.

Employee Savings Plans – FBP will generally favor such plans that permit purchases of shares at a discount to market value not to exceed 15% of the current market price.

Say-on-Pay Frequency – FBP will vote to allow shareholders an advisory vote on senior executive compensation practices on an annual basis.  Advisory votes provide shareholder feedback without constraining a board’s ability to set compensation policy.

X. Mergers and Acquisitions – Each merger or acquisition proposal will be evaluated on a case-by-case basis, taking into consideration anticipated financial and operating benefits, the offer price, prospects of the combined entity, how the deal was negotiated and changes in corporate governance and their potential impact on shareholder rights.

XI. Social Issues – FBP will generally oppose shareholder resolutions on behalf of individuals or activist groups intent on furthering a social or political agenda.  Corporate managements are held responsible for all ramifications of their policies and activities as measured by the financial impact of those decisions on earnings and/ or corporate assets.  It is the intent of FBP that corporate management will appreciate that it is necessary to promote corporate responsibility and accountability on social issues because it is generally in the best long-term interests of shareholders.  Those responsible parties should be empowered by shareholders to conduct business and set corporate policy free from shareholder interference.

XII. De Minimis Holdings - From time to time FBP receives proxies representing very small security holdings that may be held for one or a few accounts.  FBP considers any security holding less than $350,000 and that is less than 0.01% of total equity market cap of outstanding shares for that company to be de minimis.  Voting these immaterial holdings is unlikely to impact the outcome of a shareholder vote.  In these cases the proxy will be voted along the guidelines recommended by the management of that company.

The policy does not apply to any model portfolio holding that results from a purchase decision by the Investment Committee.  This would include companies where FBP has made a small initial investment.  Those proxies will be voted as material, regardless of size, by a member of the Investment Committee.

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STATEMENT OF ADDITIONAL INFORMATION

THE GOVERNMENT STREET FUNDS

The Government Street Equity Fund – Ticker: GVEQX
The Government Street Mid-Cap Fund – Ticker: GVMCX
The Alabama Tax Free Bond Fund – Ticker: ALABX

Series of
WILLIAMSBURG INVESTMENT TRUST

August 1, 2013

FUND OBJECTIVES, INVESTMENTS, STRATEGIES AND RISKS	2
MUNICIPAL OBLIGATIONS	10
DESCRIPTION OF BOND RATINGS	15
INVESTMENT LIMITATIONS	17
TRUSTEES AND OFFICERS	20
INVESTMENT ADVISER	29
ADMINISTRATOR	31
DISTRIBUTOR	32
OTHER SERVICE PROVIDERS	32
PORTFOLIO SECURITIES AND BROKERAGE	32
SPECIAL SHAREHOLDER SERVICES	34
PURCHASE OF SHARES	35
REDEMPTION OF SHARES	36
NET ASSET VALUE DETERMINATION	36
FUND EXPENSES	37
ADDITIONAL TAX INFORMATION	37
GENERAL INFORMATION ABOUT THE TRUST	40
CALCULATION OF PERFORMANCE DATA	44
FINANCIAL STATEMENTS AND REPORTS	46
POLICIES AND PROCEDURES FOR VOTING PROXIES	47

This Statement of Additional Information is not a prospectus and should only be read in conjunction with the Prospectus of The Government Street Funds dated August 1, 2013 .  This Statement of Additional Information is incorporated by reference in its entirety into the Prospectus.  The Prospectus may be obtained from the Funds, at no charge, by writing to Williamsburg Investment Trust, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, or by calling toll-free 1- 866-738-1125.

FUND OBJECTIVES, INVESTMENTS, STRATEGIES AND RISKS

The Government Street Equity Fund (the “Equity Fund”), The Government Street Mid-Cap Fund (the “Mid-Cap Fund”) and The Alabama Tax Free Bond Fund (the “Alabama Tax Free Fund”) are three separate investment portfolios of Williamsburg Investment Trust (the “Trust”). All information contained herein applies to each of the Funds unless otherwise noted.

The investment objectives and principal strategies of the Funds are described in the Prospectus.  Supplemental information about these strategies is set forth below.  Certain capitalized terms used herein are defined in the Prospectus.

Writing Covered Call Options.  When Leavell Investment Management, Inc. (the “Adviser”) believes that individual portfolio securities held by the Equity Fund or the Mid-Cap Fund are approaching the top of the Adviser’s growth and price expectations, covered call options (“calls”) may be written (sold) against such securities.  When a Fund writes a call, it receives a premium and agrees to sell the underlying security to a purchaser of a corresponding call at a specified price (“strike price”) by a future date (“exercise price”).  To terminate its obligation on a call a Fund has written, it may purchase a corresponding call in a “closing purchase transaction.”  A profit or loss will be realized, depending upon whether the price of the closing purchase transaction is more or less than the premium (net of transaction costs) previously received on the call written.  A Fund may realize a profit if the call it has written lapses unexercised, in which case the Fund keeps the premium and retains the underlying security as well.  If a call written by a Fund is exercised, the Fund forgoes any possible profit from an increase in the market price of the underlying security over an amount equal to the exercise price plus the premium received.  The Funds write options only for hedging purposes and not for speculation.  If the Adviser is incorrect in its expectations and the market price of a stock subject to a call option rises above the exercise price of an option, the Funds will lose the opportunity for further appreciation of that security.  If the Funds desire to enter into a closing purchase transaction, but there is no market when they desire to do so, they would have to hold the securities underlying the call until the call lapses or until the call is exercised.

The Equity Fund and the Mid-Cap Fund will only write options that are issued by the Options Clearing Corporation and listed on a national securities exchange.  Call writing affects the Funds’ portfolio turnover rate and brokerage commission costs.  Commissions for options, which are normally higher than for general securities transactions, are payable when writing calls and when purchasing closing purchase transactions.  The writing of call options by the Funds is subject to limitations established by each of the exchanges governing the maximum number of options that may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more different exchanges or through one or more brokers.  Therefore the number of calls the Funds may write (or purchase in closing transactions) may be affected by options written or held by other entities, including other clients of the Adviser.  An exchange may order the liquidation of positions found to be in violation of these limits and may impose certain other sanctions.

Foreign Securities.  Because of the inherent risk of foreign securities over domestic issues, the Funds will not invest in foreign investments except those traded domestically as American Depositary Receipts (“ADRs”) or through investments in exchange-traded funds (“ETFs”) that invest primarily in foreign companies.  ADRs are receipts typically issued by an American bank or

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trust company that evidence ownership of underlying securities issued by a foreign corporation.  The Funds may invest in foreign securities if the Adviser believes such investment would be consistent with the Funds’ investment objectives.  The same factors would be considered in selecting foreign securities as with domestic securities, as discussed in the Prospectus.  Foreign securities investment presents special considerations not typically associated with investments in domestic securities. Foreign taxes may reduce income.  Currency exchange rates and regulations may cause fluctuation in the value of foreign securities.  Foreign securities are subject to different regulatory environments than in the United States and, compared to the United States, there may be a lack of uniform accounting, auditing and financial reporting standards, less volume and liquidity and more volatility, less public information, and less regulation of foreign issuers.  Countries have been known to expropriate or nationalize assets, and foreign investments may be subject to political, financial or social instability or adverse diplomatic developments.  There may be difficulties in obtaining service of process on foreign issuers and difficulties enforcing judgments against such issuers with respect to claims under U.S. securities laws.  Favorable or unfavorable differences between U.S. and foreign economies could affect foreign securities values.  The U.S. Government has, in the past, discouraged certain foreign investments by U.S. investors through taxation or other restrictions and it is possible that such restrictions could be imposed again.  In addition to these risks, foreign economies may be less stable than the U.S. economy.  For example, European Union member countries that use the Euro as their currency (Eurozone countries) lack the ability to implement an independent monetary policy and may be significantly affected by requirements that limit their fiscal options.  Eurozone country Greece defaulted on its national debt in March 2012 in a restructuring that forced investors to write off more than 100 billion Euros of debt.  Other Eurozone countries, including Ireland, Portugal, Italy and Spain, are facing significant economic strains, some of which may have negative long-term effects for their economies and the economies of other European countries.

Warrants and Rights.  Warrants are essentially options to purchase equity securities at specific prices and are valid for a specific period of time.  Prices of warrants do not necessarily move in concert with the prices of the underlying securities.  Rights are similar to warrants but generally have a short duration and are distributed directly by the issuer to its shareholders.  Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

U.S. Government Securities.  The Funds may invest in debt obligations that are issued or guaranteed by the U.S. Government, its agencies and instrumentalities (“U.S. Government Securities”) as described herein.  U.S. Government Securities include the following securities: (1) U.S. Treasury obligations of various interest rates, maturities and issue dates, such as U.S. Treasury bills (mature in one year or less), U.S. Treasury notes (mature in one to seven years), and U.S. Treasury bonds (mature in more than seven years), the payments of principal and interest of which are all backed by the full faith and credit of the U.S. Government; (2) obligations issued or guaranteed by U.S. Government agencies or instrumentalities, some of which are backed by the full faith and credit of the U.S. Government, e.g., obligations of the Government National Mortgage Association (“GNMA”), the Farmers Home Administration and the Export Import Bank; some of which do not carry the full faith and credit of the U.S. Government but which are supported by the right of the issuer to borrow from the U.S. Government, e.g., obligations of the Tennessee Valley Authority, the U.S. Postal Service, the Federal National Mortgage Association (“FNMA”), and the Federal Home Loan Mortgage Corporation (“FHLMC”); and some of which are backed only by the credit of the issuer itself, e.g., obligations of the Student Loan Marketing Association, the Federal

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Home Loan Banks and the Federal Farm Credit Bank; and (3) any of the foregoing purchased subject to repurchase agreements as described herein. The guarantee of the U.S. Government does not extend to the yield or value of U.S. Government Securities or the Funds’ shares.

Obligations of GNMA, FNMA and FHLMC may include direct pass-through “Certificates,” representing undivided ownership interests in pools of mortgages.  Such Certificates are guaranteed as to payment of principal and interest (but not as to price and yield) by the U.S. Government or the issuing agency.  Mortgage Certificates are subject to more rapid prepayment than their stated maturity date would indicate; their rate of prepayment tends to accelerate during periods of declining interest rates and, as a result, the proceeds from such prepayments may be reinvested in instruments that have lower yields.  To the extent such securities were purchased at a premium, such prepayments could result in capital losses.

In August 2011, Standard & Poor’s lowered the long-term sovereign credit rating of U.S. Government securities from AAA to AA+ and also downgraded the long-term credit ratings of U.S. government-sponsored enterprises.  Continued concerns over the extent of U.S. debt and the government’s fiscal burdens have caused Standard & Poor’s to warn of future downgrades. A downgrade of the ratings of U.S. Government securities could result in higher interest rates, disrupt the capital  markets and generally have a negative impact on the U.S. economy.  Any downgrade of the credit rating of the securities issued by the U.S. government may result in a downgrade of securities issued by its agencies or instrumentalities, including government sponsored entities.

Repurchase Agreements.  The Funds may acquire U.S. Government Securities subject to repurchase agreements.  A repurchase transaction occurs when, at the time a Fund purchases a security, it also resells it to the vendor (normally a member bank of the Federal Reserve System or a registered Government Securities dealer). The Fund must deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed upon date in the future.  Such securities, including any securities so substituted, are referred to as the “Repurchase Securities.”  The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate effective for the period of time during which the repurchase agreement is in effect.

The majority of these transactions run day to day and the delivery pursuant to the resale typically will occur within one to five days of the purchase.  The Funds’ risk is limited to the ability of the vendor to pay the agreed upon sum upon the delivery date.  In the event of bankruptcy or other default by the vendor, there may be possible delays and expenses in liquidating the instrument purchased, decline in its value and loss of interest to the extent that the proceeds from the sale and accrued interest on the security are less than the resale price provided in the repurchase agreement.  These risks are minimized when the Funds hold a perfected security interest in the Repurchase Securities and can therefore sell the instrument promptly.  Under guidelines adopted by the Trustees, the Adviser will carefully consider the creditworthiness of a vendor during the term of the repurchase agreement.  Repurchase agreements are considered as loans collateralized by the Repurchase Securities, such agreements being defined as “loans” under the Investment Company Act of 1940 (the “1940 Act”).  The return on such “collateral” may be more or less than that from the repurchase agreement.  The market value of the resold securities will be monitored so that the value of the “collateral” is at all times at least equal to the value of the loan, including the accrued interest earned thereon.  All Repurchase Securities will be held by the Funds’ custodian either directly or through a securities depository.  Each Fund will not enter into a repurchase agreement that will cause more than 10% of its net assets to be invested in repurchase agreements that extend beyond seven days and other illiquid securities.

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Zero Coupon and Original Issue Discount (“OID”) Bonds.  The Alabama Tax Free Fund may invest in zero coupon and original issue discount bonds, which are typically offered without coupons or with very low coupons.  These bonds will typically be more interest rate sensitive than a comparable maturity current coupon bond.  The majority of zero coupon bonds have been created when a qualified U.S. Government Security is exchanged for a series of “Strips” through the Federal Reserve Bank.  Strips have been created from, among others, U.S. Treasury and Financing Corporation securities.  A number of U.S. Government Securities have also been repackaged by broker-dealers or commercial banks into trusts that issue zero coupon receipts such as U.S. Treasury Receipts (“TRs”) or Treasury Investment Growth Receipts (“TIGRs”).  Zero coupon and original issue discount bonds generate income under generally accepted accounting principles, but do not generate cash flow, resulting in the possibility that the Funds may be required to sell portfolio securities to make distributions as required under Subchapter M of the Internal Revenue Code.

Variable and Floating Rate Securities. The Funds may invest in variable or floating rate securities which adjust the interest rate paid at periodic intervals based on an interest rate index.  Typically, floating rate securities use as their benchmark an index such as the 1, 3 or 6 month LIBOR, 3, 6 or 12 month Treasury bills, or the Federal Funds rate.  Resets of the rates can occur at predetermined intervals or whenever changes in the benchmark index occur.

Shares of Other Investment Companies.  Each Fund may invest in shares of other investment companies.  Each Fund does not presently intend to invest more than 25% of its total assets in securities of other investment companies. Such other investment companies may include Standard & Poor’s Depositary Receipts (“SPDRs”), shares of the DIAMONDS Trust (“DIAMONDs”) and other ETFs that invest in certain sectors.  SPDRs are exchange-traded securities that represent ownership of the SPDR Trust, a long-term unit investment trust that has been established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the Standard & Poor’s Composite Stock Price Index.  Holders of SPDRs are entitle to receive proportionate quarterly distributions corresponding to the dividends which accrue on the S&P 500 stocks in the underlying portfolio, less accumulated expenses of the SPDR Trust.  DIAMONDs operate similarly to SPDRs, except that DIAMONDs are intended to track the price performance and dividend yield of the Dow Jones Industrial Average. Unlike traditional mutual funds, ETFs are traded like a stock on a securities exchange and may be purchased or sold throughout the trading day based upon their market price.  This characteristic of an ETF is a risk separate and distinct from the risk that its net asset value (“NAV”) will decrease.

Shares of other ETFs and exchange-traded notes (“ETNs”) may also be purchased by the Funds.  An ETF is an investment company registered under the 1940 Act that holds a portfolio of securities designed to track the performance of a particular index.  ETFs sell and redeem their shares at NAV in large blocks (typically 50,000 of its shares) called “creation units.”  Shares representing fractional interests in these creation units are listed for trading on national securities exchanges and can be purchased and sold in the secondary market in lots of any size at any time during the trading day.  Some ETFs are subject to percentage investment limitations imposed by the 1940 Act, except to the extent that investments in such ETFs are exempt from percentage limitations, pursuant to Securities and Exchange Commission (“SEC”) Order, in which case they will not be subject to any such investment limitation.  Investments in ETFs involve certain inherent risks generally associated with

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investments in a broadly-based portfolio of securities including: (1) risks that the general level of securities prices may decline, thereby adversely affecting the value of each unit of the ETF; (2) an ETF may not fully replicate the performance of its benchmark index because of the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or number of securities held; (3) an ETF may also be adversely affected by the performance of the specific index, market sector or group of industries on which it is based; and (4) an ETF may not track an index as well as a traditional index fund because ETFs are valued by the market and, therefore, there may be a difference between the market value and the ETF’s NAV.  An ETN is a structured debt security that represents an unsecured general obligation of the issuer.

Generally, under the 1940 Act, a fund may not acquire shares of another investment company (including ETFs) if, immediately after such acquisition, (i) such fund would hold more than 3% of the other investment company’s total outstanding shares, (ii)  such fund’s investment in securities of the other investment company would be more than 5% of the value of the total assets of the fund, or (iii)  more than 10% of such fund’s total assets would be invested in investment companies.  Under certain conditions, a fund may invest in registered and unregistered money market funds in excess of these limitations.  The SEC has granted orders for exemptive relief to certain ETFs that permit investments in those ETFs by other investment companies (such as the Funds) in excess of these limits.  The Equity Fund and the Mid-Cap Fund may invest in ETFs that have received such exemptive orders from the SEC, pursuant to the conditions specified in such orders.  In accordance with Section 12(d)(1)(F)(i) of the 1940 Act, the Funds may also invest in ETFs that have not received such exemptive orders and in other investment companies in excess of these limits, as long as the Funds (and all of their affiliated persons, including the Adviser) do not acquire more than 3% of the total outstanding stock of such ETF or other investment company, unless otherwise permitted to do so pursuant to permission granted by the SEC.  If a Fund seeks to redeem shares of an ETF or investment company purchased in reliance on Section 12(d)(1)(F), the ETF is not obligated to redeem an amount exceeding 1% of the ETF’s outstanding shares during a period of less than 30 days.  To the extent the Funds invest in securities of other investment companies, Fund shareholders would indirectly pay a portion of the operating costs of such companies.  These costs include management, brokerage, shareholder servicing and other operational expenses.  Indirectly, then, shareholders may pay higher operational costs than if they owned the underlying investment companies directly.

Description of Money Market Instruments.  Money market instruments may include U.S. Government Securities or corporate debt obligations (including those subject to repurchase agreements) as described herein, provided that they mature in thirteen months or less from the date of acquisition and are otherwise eligible for purchase by the Funds.  Money market instruments also may include Bankers’ Acceptances and Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper and Variable Amount Demand Master Notes (“Master Notes”).  Bankers’ Acceptances are time drafts drawn on and “accepted” by a bank, which are the customary means of effecting payment for merchandise sold in import-export transactions and are a source of financing used extensively in international trade.  When a bank “accepts” such a time draft, it assumes liability for its payment.  When the Funds acquire a Bankers’ Acceptance, the bank which “accepted” the time draft is liable for payment of interest and principal when due.  The Bankers’ Acceptance, therefore, carries the full faith and credit of such bank.  A Certificate of Deposit (“CD”) is an unsecured interest-bearing debt obligation of a bank.  CDs acquired by the Funds would generally be in amounts of $100,000 or more.  Commercial Paper is an unsecured, short

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term debt obligation of a bank, corporation or other borrower.  Commercial Paper maturity generally ranges from two to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument.  The Funds will invest in Commercial Paper only if it is rated in the highest rating category by any nationally recognized statistical rating organization (“NRSRO”) or, if not rated, if the issuer has an outstanding unsecured debt issue rated in the three highest categories by any NRSRO or, if not so rated, is of equivalent quality in the Adviser’s assessment.  Commercial Paper may include Master Notes of the same quality.  Master Notes are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest. Master Notes are acquired by the Funds only through the Master Note program of the Funds’ custodian, acting as administrator thereof.  The Adviser will monitor, on a continuous basis, the earnings power, cash flow and other liquidity ratios of the issuer of a Master Note held by the Funds.

Commodities.   The Equity Fund and the Mid-Cap Fund may invest in securities (including ETFs) whose performance is linked to the price of an underlying commodity or commodity index.  The performance of indexed securities depends to a great extent on the performance of the commodity in which they invest and involve the risks and pricing characteristics similar to direct investments in that commodity.  Precious metals such as gold, silver, platinum and palladium, have at times been subject to substantial price fluctuations over short periods of time and may be affected by unpredictable monetary and political policies such as currency devaluations or revaluations, economic and social conditions within a country, trade imbalances, or trade or currency restrictions between countries.  Investments in precious metals can present concerns such as delivery, storage, and maintenance, possible illiquidity, and the unavailability of accurate market valuations.  Other types of commodities may be subject to certain risks, including regulatory, economic, environmental and political developments, weather events, natural disasters and market disruptions

Commodity Exchange Act Regulation.  The Funds have claimed an exclusion from the definition of the term “commodity pool” under the Commodity Exchange Act (“CEA”) and, therefore, are not subject to registration or regulation under the CEA.  A Fund claiming the exclusion is limited in its ability to use certain derivatives, such as futures, certain options, and swaps, without the Fund becoming subject to U.S. Commodity Futures Trading Commission (“CFTC”) regulation.  On an annual basis, a Fund is required to reaffirm its eligibility to continue to claim the exclusion.  If a Fund’s use of derivatives would prevent it from claiming the exclusion (or any other exclusion or exemption available under CFTC regulations), then the Adviser may be subject to regulation as a commodity pool operator or commodity trading advisor with respect to the Fund, and the Fund may become subject to regulation by the CFTC.  A Fund may incur additional expenses in complying with the CFTC’s recordkeeping, reporting and disclosure requirements.  However, until the applicable SEC regulations and CFTC regulations relating to investment companies are harmonized, the nature and extent to which CFTC regulations may affect a Fund is uncertain.

Forward Commitment and When-Issued Securities. The Alabama Tax Free Fund may purchase securities on a when-issued basis or for settlement at a future date if the Funds hold sufficient assets to meet the purchase price. In such purchase transactions the Fund will not accrue interest on the purchased security until the actual settlement. Similarly, if a security is sold for a forward date, the Fund will not accrue the interest until the settlement of the sale. When-issued security purchases and forward commitments have a higher degree of risk of price movement before settlement due to the extended time period between the execution and settlement of the purchase or sale. As a result, the exposure to the counterparty of the purchase or sale is increased. Although the Fund would

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generally purchase securities on a forward commitment or when-issued basis with the intention of taking delivery, the Fund may sell such a security prior to the settlement date if the Adviser felt such action was appropriate.  In such a case, the Fund could incur a short-term gain or loss.

Borrowing.  Each Fund may borrow, temporarily, up to 5% of its total assets for extraordinary or emergency purposes and may increase the limit (to one-third of total assets in the case of the Equity Fund and the Mid-Cap Fund and 15% of total assets in the case of the Alabama Tax Free Fund) to meet redemption requests that might otherwise require untimely disposition of portfolio holdings. To the extent the Funds borrow for these purposes, the effects of market price fluctuations on NAV will be exaggerated.  If, while such borrowing is in effect, the value of a Fund’s assets declines, the Fund may be forced to liquidate portfolio securities when it is disadvantageous to do so.  The Funds would incur interest and other transaction costs in connection with such borrowing.  No Fund will make any additional investments while its outstanding borrowings exceed 5% of the current value of its total assets.

Unseasoned Issuers.  Each Fund may invest in the securities of unseasoned issuers, that is, companies having an operating history of less than three years (including predecessors and, in the case of fixed income securities, guarantors).  The management of such companies frequently does not have substantial business experience.  Furthermore, they may be competing with other companies that are well established, more experienced and better financed.  The securities of unseasoned companies may have a limited trading market, which may adversely affect disposition. If other investors attempt to dispose of such holdings when a Fund desires to do so, the Fund could receive lower prices than might otherwise be obtained.  Because of these and other risks, investment in unseasoned issuers is limited to no more than 5% of each Fund’s total assets.

Short Sales Against the Box.  Each Fund may make short sales “against the box.” In a short sale, a Fund sells stock which it does not own, making delivery with securities "borrowed" from a broker.  The Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement.  When a Fund engages in a short sale "against the box," the Fund owns or has the right to obtain without additional cost an equal amount of the security being sold short.  The Funds may make a short sale against the box as a hedging technique, when the Adviser believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund, or when the Fund wants to sell the security at an attractive current price. In such case, any future losses in the Fund's long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position.  The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Fund owns.  There will be certain  additional  transaction costs associated with short sales against the box, but  the Funds will endeavor to offset these costs with the income from the investment  of  the  cash  proceeds  of  short  sales.  While each Fund has reserved the right to make short sales “against the box,” the Adviser has no present intention of engaging in such transactions for the Alabama Tax Free Fund during the coming year.

Focused Investments.  The greater a Fund’s exposure to (or focus on) any single type of investment, including investment in a given industry, sector, country, region or type of security, the greater the impact the performance of that investment will have on a Fund’s performance.  To the extent a Fund has greater exposure to any single type of investment, the Fund’s potential for loss (or gain) will be greater than if its portfolio were invested more broadly in many types of investments.

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Real Estate Investment Trusts (“REITs”).  While the Funds will not invest in real estate directly, they may be subject to risks similar to those associated with real estate investments because of their ability to purchase securities of companies in the real estate industry.   A REIT is a pooled investment vehicle that invests primarily in income producing real estate or real estate related loans or interests.  REITs are subject to the strength of the real estate market and could be affected by the following factors: overbuilding and increased competition; increases in property taxes and operating expenses; declines in the value of real estate; lack of availability of equity and debt financing to refinance maturing debt; vacancies due to economic conditions and tenant bankruptcies; losses due to costs resulting from environmental contamination and its related clean-up; changes in interest rates; changes in zoning laws; casualty or condemnation losses; variation in rental income; changes in neighborhood values and functional obsolescence and appeal of properties to tenants.  Other REITs that operate as property leasing companies for a particular industry, such as the wireless network or timber industries, are more dependent on the strength of their underlying industry than the strength of the real estate market.   A number of corporations operating in businesses unrelated to real estate (including owners of billboards, landfills, casinos and document storage facilities) have converted to a REIT structure or spun-off assets into REITs in order to take advantage of federal tax benefits. However, the IRS recently announced that it has formed an internal working group to study the current legal standards it uses to define “real estate” for purposes of firms qualifying as REITS under the tax code.   Until further guidance relating to REIT conversions is issued, the nature and extent to which REIT conversions may affect a Fund is uncertain.

Master Limited Partnerships (“MLPs”).  MLPs are formed as limited partnerships or limited liability companies and taxed as partnerships for federal income tax purposes.  The securities issued by many MLPs are listed and traded on a U.S. exchange.  An MLP typically issues general partner and limited partner interests or managed member and member interests.  The general partner or managing member manages and often controls, has an ownership stake in, and may receive incentive distribution payments from, the MLP.  The limited partners, or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operations and management of the entity and receive cash distributions.

The general partner or managing member may be structured as a private or publicly-traded corporation or other entity.  Due to their structure as partnerships for U.S. federal income tax purposes and the expected character of their income, MLPs generally do not pay federal income taxes.  Currently most MLPs operate in the energy and midstream, natural resources, shipping or real estate sectors.  Equity securities issued by MLPs typically consist of common and subordinated units (which represent the limited partner or member interests) and a general partner or management member interest.

Portfolio Turnover.  Portfolio turnover will not be a limiting factor when the Adviser deems changes appropriate.  By utilizing the approach to investing described herein, it is expected that annual portfolio turnover will generally not exceed 100% with respect to each Fund.  Market conditions may dictate, however, a higher rate of portfolio turnover in a particular year.  The degree of portfolio activity affects the brokerage costs of the Funds and may have an impact on the total amount of taxable distributions to shareholders.

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MUNICIPAL OBLIGATIONS

Description of Municipal Obligations.  Municipal Obligations include bonds, notes and commercial paper issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from federal income taxes (without regard to whether the interest thereon is also exempt from the personal income taxes of any state).  Municipal Obligation bonds are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Municipal Obligation bonds may be issued include refunding outstanding obligations, obtaining funds for general operating expenses, and obtaining funds to loan to other public institutions and facilities.  In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide privately-operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity.  Such obligations are included within the term Municipal Obligations if the interest paid thereon qualifies as exempt from federal income tax.  Other types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute Municipal Obligations, although the current federal tax laws place substantial limitations on the size of such issues.

The two principal classifications of Municipal Obligation bonds are “general obligation” and “revenue” bonds.  General obligation bonds are secured by the issuer’s pledge of its good faith, credit and taxing power for the payment of principal and interest.  The payment of the principal of and interest on such bonds may be dependent upon an appropriation by the issuer’s legislative body.  The characteristics and enforcement of general obligation bonds vary according to the law applicable to the particular issuer.  Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source.  Industrial development bonds which are Municipal Obligations are in most cases revenue bonds and do not generally constitute the pledge of the credit of the issuer of such bonds.

Municipal Obligation notes generally are used to provide for short-term capital needs and generally have maturities of one year or less.  Municipal Obligation notes include:

1.           Tax Anticipation Notes.  Tax Anticipation Notes are issued to finance working capital needs of municipalities.  Generally, they are issued in anticipation of various tax revenues, such as income, sales, use and business taxes, and are payable from these specific future taxes.

2.           Revenue Anticipation Notes.  Revenue Anticipation Notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under Federal Revenue Sharing Programs.

3.           Bond Anticipation Notes.  Bond Anticipation Notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the Notes.

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Issues of commercial paper typically represent short-term, unsecured, negotiable promissory notes. These obligations are issued by agencies of state and local governments to finance seasonal working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt.  In most cases, Municipal Obligation commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

The yields on Municipal Obligations are dependent on a variety of factors, including  supply and demand, liquidity and general conditions of the Municipal Obligation market, size of a particular offering, the maturity of the obligation and rating (if any) of the issue.

Factors Affecting Alabama Municipal Obligations.  The following information regarding certain economic, financial and legal matters pertaining to Alabama is drawn primarily from official statements relating to securities offerings of Alabama and other publicly available documents, dated as of various dates prior to the date of this Statement of Additional Information and do not purport to be complete descriptions.  Data regarding the financial condition of Alabama State government may not be relevant to Municipal Obligations issued by political subdivisions of Alabama.  Moreover, the general economic conditions discussed may or may not affect issuers of the obligations.  The Trust has not independently verified this information.

Alabama’s automotive manufacturing industry was launched in 1997 and has become the fastest growing segment of Alabama’s manufacturing economy.  The state hosts three original equipment manufacturers, two major engine producers and more than 90 automotive suppliers.  Development of the automotive sector provided an important life to the state’s economy at a time when long-standing textiles and apparel manufacturing industries were in decline.  After ten years of expansion, the state’s automotive industry began to slide and production in 2009 dropped by 40%.  The repercussions on industry employment were widespread and resulted in layoffs and reduced hours in many plants.  Alabama’s automotive industry is poised for a comeback due to improved processes and new and improved products across the three original equipment manufacturers and the supporting supplier network.   Shipments of transportation equipment, the state’s top export product, rose $1.6 billion in 2012, an increase of 27%.  Demand for vehicles produced in Alabama is expected to stay strong and production is expected to continue in 2013 at the current level.

Among other leading manufacturing industries in Alabama have been pulp and paper and chemicals, the development and growth of which have been made possible by abundant rainfall (the mean annual average of which varies between 52 and 68 inches) and a high pulpwood growth rate (averaging approximately one-half cord per acre per year).  In recent years Alabama has been one of the largest producers of timber in the nation and its wood pulp and paper industry has been naturally complemented by a growing chemical industry.  Mining, oil and gas production, food processing, textiles and apparel, rubber and plastics, printing and publishing, steel, manufactured housing, machinery and service industries are also important to Alabama’s economy.  Coal mining and the textile industry have both been in decline in recent years.

In recent years, the importance of service industries to Alabama’s economy has increased significantly.  The major service industries in Alabama are the general health care industries, most notably represented by the University of Alabama medical complex in Birmingham and the high technology research and development industries concentrated in the Huntsville area.  Among the service industries, job gains in 2012 were predominately associated with professional and business services, educational and health services, leisure and hospitality, wholesale trade, retail and local

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governments.  While the job gains are encouraging, many of the growing sectors tend to pay relatively lower wages and offer fewer benefits, thereby restraining consumer and business demand.

While Alabama entered the 2008-2009 recession later than the nation, the decline has been steeper and the return to job growth is coming more slowly.  Significant slowdowns in consumer and business spending, tight lending conditions and weakness in both commercial and residential real estate markets have dampened the state’s growth.  The state’s economy is estimated to expand by approximately 2% in 2013, which is near or slightly below the growth rate in 2012.  During the twelve months ended March 2013, the state gained a total of 6,900 jobs with the largest gains in goods producing businesses.  Although the construction industry had a net loss of 3,100 jobs, an improving residential and commercial real estate market could support additional payrolls in primary and fabricated metals and wood products manufacturing.  However, with consumer spending and business growth still sluggish, and uncertainties about fiscal policies and the implementation of federal healthcare legislation, most employers are expected to remain cautious about new hiring and capital investment.  For the first six months of fiscal 2013, appropriations to the Alabama Education Trust Fund, which is primarily funded from income and sales taxes, increased by only 0.4%.  At the same time, appropriations to the state’s  General Fund, directed toward non-education related spending, declined by approximately 12.7%.

The Attorney General’s Office has reviewed the status of pending lawsuits and reports that an adverse decision in a number of cases may have a material adverse effect on the State’s financial position.

In November 2011, Jefferson County Alabama filed for bankruptcy court protection, having over $5 billion in total indebtedness, making it the largest municipal bankruptcy in U.S. history.  The county’s debt escalated in the mid 2000’s when corrupt bond issuance deals to upgrade its sewer system fueled multibillion dollar debt and led to 22 convictions of bribery and fraud.  The county has negotiated privately with many of its creditors and expects to file a plan of adjustment in 2013.  The county reduced its spending in its current fiscal year by $107 million by closing jails, ending in-patient care at a Birmingham hospital and reducing its payroll by 1,300.  Because taxation in Alabama is controlled by the state legislature, the ability of the county to restore its budget will be dependent upon legislative action to provide a stable long-term source of general revenues.  As of the date of this Statement of Additional Information, the Alabama Tax Free Fund does not hold any Jefferson County debt obligations.

Industrial Revenue Bonds.  The Alabama Tax Free Fund may invest from time to time a portion of its assets in industrial revenue bonds (referred to under current tax law as private activity bonds), and also may invest a portion of its assets in revenue bonds issued for housing, including multi-family housing, health care facilities or electric utilities, at times when the relative value of issues of such a type is considered, in the judgment of the Adviser, to be more favorable than that of other available types of issues, taking into consideration the particular restrictions on investment flexibility arising from the investment objective of the Fund of providing current income exempt from personal income taxes of Alabama (as well as federal income taxes).  Therefore, investors should also be aware of the risks which these investments may entail. Industrial revenue bonds are issued by various state and local agencies to finance various projects.

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Housing revenue bonds typically are issued by a state, county or local housing authority and are secured only by the revenues of mortgages originated by the authority using the proceeds of the bond issue.  Because of the impossibility of precisely predicting demand for mortgages from the proceeds of such an issue, there is a risk that the proceeds of the issue will be in excess of demand, which would result in early retirement of the bonds by the issuer.  Moreover, such housing revenue bonds depend upon the cash flow from the underlying mortgages for their repayment, which cannot be precisely predicted when the bonds are issued.  Any difference in the actual cash flow from such mortgages from the assumed cash flow could have an adverse impact upon the ability of the issuer to make scheduled payments of principal and interest on the bonds, or could result in early retirement of the bonds.  Additionally, such bonds depend in part on scheduled payments of principal and interest upon reserve funds established from the proceeds of the bonds, assuming certain rates of return on investment of such reserve funds.  If the assumed rates of return are not realized because of changes in interest rate levels or for other reasons, the actual cash flow for scheduled payments of principal and interest on the bonds may be inadequate. The financing of multi-family housing projects is affected by a variety of factors, including satisfactory completion of construction within cost constraints, the achievement and maintenance of a sufficient level of occupancy, sound management of the developments, timely and adequate increases in rents to cover increases in operating expenses, including taxes, utility rates and maintenance costs, changes in applicable laws and governmental regulations and social and economic trends.

Electric utilities face problems in financing large construction programs in an inflationary period, cost increases and delay occasioned by environmental considerations (particularly with respect to nuclear facilities), difficulty in obtaining fuel at reasonable prices, the cost of competing fuel sources, difficulty in obtaining sufficient rate increases and other regulatory problems, the effect of energy conservation and difficulty of the capital market to absorb utility debt.

Health care facilities include life care facilities, nursing homes and hospitals.  Life care facilities are alternative forms of long-term housing for the elderly which offer residents the independence of condominium life style and, if needed, the comprehensive care of nursing home services.  Bonds to finance these facilities have been issued by various state industrial development authorities.  Because the bonds are secured only by the revenues of each facility, and not by state or local government tax payments, they are subject to a wide variety of risks.  Primarily, the projects must maintain adequate occupancy levels to be able to provide revenues adequate to maintain debt service payments.  Moreover, in the case of life care facilities, because a portion of housing, medical care and other services may be financed by an initial deposit, there may be risk if the facility does not maintain adequate financial reserves to secure estimated actuarial liabilities.  The ability of management to accurately forecast inflationary cost pressures weighs importantly in this process.  The facilities may also be affected by regulatory cost restrictions applied to health care delivery in general, particularly state regulations or changes in Medicare and Medicaid payments or qualifications, or restrictions imposed by medical insurance companies.  They may also face competition from alternative health care or conventional housing facilities in the private or public sector. Hospital bond ratings are often based on feasibility studies which contain projections of expenses, revenues and occupancy levels.  A hospital’s gross receipts and net income available to service its debt are influenced by demand for hospital services, the ability of the hospital to provide the services required, management capabilities, economic developments in the service area, efforts by insurers and government agencies to limit rates and expenses, confidence in the hospital, service area economic developments, competition, availability and expense of malpractice insurance, Medicaid and Medicare funding, and possible federal legislation limiting the rates of increase of hospital charges.

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The Alabama Tax Free Fund may also invest in bonds for industrial and other projects, such as sewage or solid waste disposal or hazardous waste treatment facilities.  Financing for such projects will be subject to inflation and other general economic factors as well as construction risks including labor problems, difficulties with construction sites and the ability of contractors to meet specifications in a timely manner.  Because some of the materials, processes and wastes involved in these projects may include hazardous components, there are risks associated with their production, handling and disposal.

Variable Rate Securities.  The Alabama Tax Free Fund may invest in Municipal Obligations that bear interest at rates that are adjusted periodically to market rates.  The market value of fixed coupon securities fluctuates with changes in prevailing interest rates, increasing in value when interest rates decline and decreasing in value when interest rates rise.  The value of variable rate securities, however, is less affected by changes in prevailing interest rates because of the periodic adjustment of their coupons to a market rate.  The shorter the period between adjustments, the smaller the impact of interest rate fluctuations on the value of these securities.  The market value of tax-exempt variable rate securities usually tends toward par (100% of face value) at interest rate adjustment time.

Put Bonds.  The Alabama Tax Free Fund may invest in Municipal Obligations (including securities with variable interest rates) that may be redeemed or sold back (put) to the issuer of the security or a third party at face value prior to stated maturity.  This type of security will normally trade as if maturity is the earlier put date, even though stated maturity is longer.

Zero Coupon Bonds.  Municipal Obligations in which the Alabama Tax Free Fund may invest include zero coupon bonds and deferred interest bonds.  Zero coupon bonds and deferred interest bonds are debt obligations that are issued at a significant discount from face value.  While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance.  Zero coupon bonds and deferred interest bonds benefit the issuer by mitigating its need for cash to meet debt service, but they also require a higher rate of return to attract investors who are willing to defer receipt of such cash.  Such investments may experience greater volatility in market value than debt obligations that make regular payments of interest.  The Fund will accrue income on such investments for tax and accounting purposes, which is distributable to shareholders.

Municipal Lease Obligations.  The Alabama Tax Free Fund may invest in municipal lease obligations, installment purchase contract obligations, and certificates of participation in such obligations (collectively, “lease obligations”).  A lease obligation does not constitute a general obligation of the municipality for which the municipality’s taxing power is pledged, although the lease obligation is ordinarily backed by the municipality’s covenant to budget for the payments due under the lease obligation.  Certain lease obligations contain “non-appropriation” clauses which provide that the municipality has no obligation to make lease obligation payments in future years unless money is appropriated for such purpose on a yearly basis.  A risk peculiar to these municipal lease obligations is the possibility that a municipality will not appropriate funds for lease payments.  Although “non-appropriation” lease obligations are secured by the leased property, disposition of

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the property in the event of foreclosure might prove difficult.  The Adviser will seek to minimize these risks by not investing more than 10% of the total assets of the Fund in lease obligations that contain “non-appropriation” clauses.  In evaluating a potential investment in such a lease obligation, the Adviser will consider: (1) the credit quality of the obligor, (2) whether the underlying property is essential to a government function, and (3) whether the lease obligation contains covenants prohibiting the obligor from substituting similar property if the obligor fails to make appropriations for the lease obligation.  Municipal lease obligations may be determined to be liquid in accordance with guidelines established under the supervision of the Board of Trustees and other factors the Adviser may determine to be relevant to such determination.  In determining the liquidity of municipal lease obligations, the Adviser will consider a variety of factors including: (1) the willingness of dealers to bid for the security; (2) the number of dealers willing to purchase or sell the obligation and the number of other potential buyers; (3) the frequency of trades and quotes for the obligation; and (4) the nature of the marketplace trades.  In addition, the Adviser will consider factors unique to particular lease obligations affecting their marketability.  These include the general creditworthiness of the municipality, the importance of the property covered by the lease to the municipality, and the likelihood that the marketability of the obligation will be maintained throughout the time the obligation is held by the Fund.

The Board of Trustees is responsible for supervising the determination of the credit quality of unrated municipal lease obligations on an ongoing basis, including an assessment of the likelihood that the lease will not be cancelled.

DESCRIPTION OF BOND RATINGS

The various ratings used by the NRSROs are described below.  A rating by an NRSRO represents the organization’s opinion as to the credit quality of the security being traded.  However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer.  Consequently, the Adviser believes that individual analysts give different weightings to the various factors involved in credit analysis, and the quality of fixed-income securities in which the Funds may invest should be continuously reviewed.  A rating is not a recommendation to purchase, sell or hold a security because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one NRSRO, each rating is evaluated independently.  Ratings are based on current information furnished by the issuer or obtained from other sources that are considered reliable by the NRSROs.  Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

Description of Moody’s Investors Service, Inc.’s Bond Ratings:

Aaa:	Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.
Aa:	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A:	Obligations rated A are considered upper-medium grade and are subject to low credit risk.
Baa:	Obligations Baa are subject to moderate credit risk. They are considered medium grade and as such may possess certain speculative characteristics.

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Ba:	Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.
Moody’s appends numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through Caa.  The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Description of Standard & Poor’s Ratings Services’ Definitions:

AAA:	An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
AA:	An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
A:
An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB:
An obligation rated ‘BBB’ exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Description of Fitch Ratings:

Ratings of individual securities or financial obligations of a corporate issuer address relative vulnerability to default on an ordinal scale.  In addition, for financial obligations in corporate finance, a measure of recovery given default on that liability is also included in the rating assessment.  This notably applies to covered bond ratings, which incorporate both an indication of the probability of default and of the recovery given a default of this debt instrument.  The relationship between issuer scale and obligation scale assumes a historical average recovery of between 30% - 50% on the senior, unsecured obligations of an issuer.  As a result, individual obligations of entities, such as corporations, are assigned ratings higher, lower, or the same as that entity’s issuer rating.

AAA: Highest credit quality
‘AAA’ ratings denote the lowest expectation of credit risk.  They are assigned only in cases of exceptionally strong capacity for payment of financial commitments.  This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality	AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

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A: High credit quality
A’ ratings denote expectations of low credit risk.  The capacity for payment of financial commitments is considered strong.  This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Good credit quality
‘BBB’ ratings indicate that expectations of credit risk are currently low.  The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

The modifiers “+” or “-“ may be appended to a rating to denote relative status within major rating categories.  Such suffixes are not added the “AAA obligation rating category.

Credit quality in the markets for lower rated fixed income securities can change unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks posed by a particular security. The Adviser believes that the yields from the lower rated securities purchased by the Funds will more than compensate for any additional risk.  During periods of deteriorating economic conditions or increased interest rates, trading in the secondary market for lower rated securities may become thin and market liquidity may be significantly reduced.  Under such conditions, valuation of the securities at fair value becomes more difficult and judgment plays a greater role.  Beside credit and liquidity concerns, prices for lower rated securities may be affected by legislative and regulatory developments.

INVESTMENT LIMITATIONS

The Funds have adopted certain fundamental investment limitations designed to reduce the risk of an investment in the Funds.  These limitations may not be changed with respect to any Fund without the affirmative vote of a majority of the outstanding voting shares of such Fund.  For purposes of the discussion of these fundamental investment limitations, the term “majority” of the outstanding shares of a Fund means the lesser of (i) 67% of the Fund’s outstanding shares represented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented, or (ii) more than 50% of the Fund’s outstanding shares.

Under these fundamental limitations, each of the Equity Fund and the Mid-Cap Fund may not:

(1)
Issue senior securities, borrow money or pledge its assets, except that it may borrow from banks as a temporary measure (a) for extraordinary or emergency purposes, in amounts not exceeding 5% of either Fund’s total assets, or (b) in order to meet redemption requests which might otherwise require untimely disposition of portfolio securities if, immediately after such borrowing, the value of a Fund’s assets, including all borrowings then outstanding, less its liabilities (excluding all borrowings), is equal to at least 300% of the aggregate amount of borrowings then outstanding, and may pledge its assets to secure all such borrowings;

(2)	Invest more than 5% of the value of its total assets in the securities of any one issuer or purchase more than 10% of the outstanding voting securities or of any class of securities of any one issuer;

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(3)
Invest 25% or more of the value of its total assets in any one industry or group of industries (except that securities of the U.S. Government, its agencies and instrumentalities are not subject to these limitations);

(4)
Invest in the securities of any issuer if any of the officers or trustees of the Trust or its Adviser who own beneficially more than 1/2 of 1% of the outstanding securities of such issuer together own more than 5% of the outstanding securities of such issuer;

(5)	Invest for the purpose of exercising control or management of another issuer;

(6)
Invest in interests in real estate, real estate mortgage loans, oil, gas or other mineral exploration or development programs, except that the Funds may invest in the securities of companies (other than those which are not readily marketable) which own or deal in such things;

(7)	Underwrite securities issued by others, except to the extent a Fund may be deemed to be an underwriter under the federal securities laws in connection with the disposition of portfolio securities;

(8)	Purchase securities on margin (but the Funds may obtain such short-term credits as may be necessary for the clearance of transactions);

(9)
Make short sales of securities or maintain a short position, except short sales “against the box” (A short sale is made by selling a security the Fund does not own. A short sale is “against the box” to the extent that the Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short.);

(10)	Participate on a joint or joint and several basis in any trading account in securities;

(11)
Make loans of money or securities, except that the Funds may invest in repurchase agreements (but repurchase agreements having a maturity of longer than seven days, together with other securities which are not readily marketable, are limited to 10% of the Fund’s net assets);

(12)
Invest in securities of issuers which have a record of less than three years’ continuous operation (including predecessors and, in the case of bonds, guarantors), if more than 5% of its total assets would be invested in such securities;

(13)
Write, acquire or sell puts, calls or combinations thereof, or purchase or sell commodities, commodities contracts, futures contracts or related options, except that each Fund may write (sell) covered call options against its portfolio securities, and purchase corresponding call options in a closing purchase transaction;

(14)	Invest in restricted securities; or

(15)	Acquire foreign securities, except that the Funds may acquire foreign securities sold as American Depository Receipts without limit.

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Under these fundamental limitations, the Alabama Tax Free Fund may not:

(1)
Issue senior securities, borrow money or pledge its assets, except that it may borrow from banks as a temporary measure (a) for extraordinary or emergency purposes, in amounts not exceeding 5% of the Fund’s total assets, or (b) in order to meet redemption requests which might otherwise require untimely disposition of portfolio securities, in amounts not exceeding 15% of its total assets, and may pledge its assets to secure all such borrowings;

(2)	Invest for the purpose of exercising control or management of another issuer;

(3)
Invest in interests in real estate, real estate mortgage loans, oil, gas or other mineral exploration or development programs, except that the Fund may invest in the securities of companies (other than those which are not readily marketable) which own or deal in such things;

(4)	Underwrite securities issued by others, except to the extent the Fund may be deemed to be an underwriter under the federal securities laws in connection with the disposition of portfolio securities;

(5)	Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions);

(6)	Participate on a joint or joint and several basis in any trading account in securities;

(7)	Make loans of money or securities, except that the Fund may invest in repurchase agreements;

(8)
Invest in securities of issuers which have a record of less than three years’ continuous operation (including predecessors and, in the case of bonds, guarantors), if more than 5% of its total assets would be invested in such securities;

(9)
Make short sales of securities or maintain a short position, except short sales “against the box” (A short sale is made by selling a security the Fund does not own.  A short sale is “against the box” to the extent that the Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short.);

(10)	Write, acquire or sell commodities, commodities contracts, futures contracts or related options;

(11)
Invest, with respect to at least 50% of its total assets, more than 5% in the securities of any one issuer (other than the U.S. Government, its agencies or instrumentalities) or acquire more than 25% of the outstanding voting securities of any issuer; or

(12)
Invest more than 15% of its net assets in securities subject to legal or contractual restrictions on resale or for which there are no readily available market quotations or in other illiquid securities.

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Percentage restrictions stated as an investment policy or investment limitation apply at the time of investment; if a later increase or decrease in percentage beyond the specified limits results from a change in securities values or total assets, it will not be considered a violation.  However, in the case of the borrowing limitation (limitation number 1, above), each Fund will, to the extent necessary, reduce its existing borrowings (within 3 days, excluding Sundays and holidays) to comply with the limitation.

TRUSTEES AND OFFICERS

Overall responsibility for management of the Trust rests with the Board of Trustees.  The Trustees, in turn, elect the officers of the Trust.  The Trustees serve until their retirement at age 75, subject to periodic review, and the officers are elected annually.  The following is a list of the Trustees and executive officers of the Trust.  John P. Ackerly, IV and John T. Bruce, as affiliated persons of investment advisers to the Trust, are “interested persons” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act (“Interested Trustees”).

Name, Address and Age	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years and Directorships of Various Companies	Number of Portfolios in Trust Overseen by Trustee
Interested Trustees:
John P. Ackerly, IV One James Center, 901 E. Cary Street Richmond, Virginia 23219 Year of Birth: 1963	Since July 2012	Trustee; President of The Davenport Funds	Senior Vice President of Davenport & Company LLC	11
John T. Bruce 800 Main Street Lynchburg, Virginia 24504 Year of Birth: 1953	Since September 1988	Trustee; President of the Flippin, Bruce & Porter Funds	President, Director and member of Executive Committee of Flippin, Bruce & Porter, Inc.	11
Independent Trustees:
Robert S. Harris, Ph. D. 100 Darden Boulevard Charlottesville, Virginia 22903 Year of Birth: 1949	Since January 2007	Trustee	C. Stewart Sheppard Professor of Business Administration at The Darden Graduate School of Business Administration at the University of Virginia; consultant to corporations and government agencies	11
J. Finley Lee, Jr., Ph.D. 448 Pond Apple Drive North Naples, Florida 34119 Year of Birth: 1939	Since September 1988	Trustee	Retired Julian Price Professor Emeritus, University of North Carolina	11
Richard L. Morrill, Ph.D. 28 Westhampton Way Richmond, Virginia 23173 Year of Birth: 1939	Since March 1993	Trustee	Chancellor of the University of Richmond; Director of Tredegar Corporation (plastics manufacturer); President of the Teagle Foundation; (charitable foundation) until July 2013; Director of Albemarle Corporation (polymers and chemicals manufacturer) until May 2012.	11
Harris V. Morrissette 100 Jacintoport Boulevard Saraland, Alabama 36571 Year of Birth: 1959	Since March 1993	Trustee	President of China Doll Rice and Beans, Inc and Dixie Lily Foods; Director of International Shipholding Corporation (cargo transportation); Director of Trustmark National Bank (bank holding company); Chairman of Azalea Aviation, Inc. (airplane fueling) until January 2012	11

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Executive Officers:
Margaret H. Alves 210 St. Joseph Street Mobile, Alabama 36602 Year of Birth: 1972	Since February 2006	Compliance Officer of The Government Street Funds	Chief Compliance Officer and Director of Leavell Investment Management, Inc.
Tina H. Bloom 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246 Year of Birth: 1968	Since August 2006	Chief Compliance Officer and Secretary	Director of Fund Administration of Ultimus Fund Solutions, LLC (the Trust’s administrator);Vice President of Ultimus Fund Distributors, LLC (the Trust’s principal underwriter)
Austin Brockenbrough, III 1802 Bayberry Court, Suite 400 Richmond, Virginia 23226 Year of Birth: 1937	Since September 1988	Vice President of The Jamestown Funds	President and Managing Director of Lowe, Brockenbrough & Company, Inc.; Director of Wilkinson O’Grady & Co. Inc. (global asset manager); Trustee of the Trust from 1988 until 2012.
Charles M. Caravati, III 1802 Bayberry Court, Suite 400 Richmond, Virginia 23226 Year of Birth: 1965	Since January 1996	President of The Jamestown Balanced Fund and The Jamestown Equity Fund	Managing Director of Lowe, Brockenbrough & Company, Inc.
I. Lee Chapman, IV One James Center, 901 E. Cary Street Richmond, Virginia 23219 Year of Birth: 1971	Since November 2010	Vice President of The Davenport Funds	President and Chief Executive Officer of Davenport & Company LLC since 2012; previously served as Senior Vice President of Davenport & Company LLC
Robert G. Dorsey 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246 Year of Birth: 1957	Since November 2000	Vice President	Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC
John M. Flippin 800 Main Street Lynchburg, Virginia 24504 Year of Birth: 1942	Since September 1988	Vice President of the Flippin, Bruce & Porter Funds	Director of Flippin, Bruce & Porter, Inc.
John H. Hanna, IV 800 Main Street Lynchburg, Virginia 24504 Year of Birth: 1955	Since February 2007	Vice President of the Flippin, Bruce & Porter Funds	Vice President, Director and member of Executive Committee of Flippin, Bruce & Porter, Inc.
Timothy S. Healey 2712 18th Place South Birmingham, Alabama 35209 Year of Birth: 1953	Since January 1995	Vice President of The Government Street Funds	Executive Vice President and Chief Investment Officer of Leavell Investment Management, Inc.
Mary S. Hope 210 St. Joseph Street Mobile, Alabama 36602 Year of Birth: 1963	Since August 2008	Vice President of The Government Street Funds	Vice President and Portfolio Manager of Leavell Investment Management, Inc.
Joseph A. Jennings, III 1802 Bayberry Court, Suite 400 Richmond, Virginia 23219 Year of Birth: 1962	Since June 2005	President of The Jamestown Tax Exempt Virginia Fund	Portfolio Manager of Lowe, Brockenbrough & Company, Inc.
Thomas W. Leavell 210 St. Joseph Street Mobile, Alabama 36602 Year of Birth: 1943	Since February 2004	President of The Government Street Funds	President and Chief Executive Officer of Leavell Investment Management, Inc.
David J. Marshall 800 Main Street Lynchburg Virginia 24504 Year of Birth: 1956	Since February 2007	Vice President of the Flippin, Bruce & Porter Funds	Secretary, Director and member of Executive Committee of Flippin, Bruce & Porter, Inc.
Denise C. Peters One James Center, 901 E. Cary Street Richmond, Virginia 23219 Year of Birth: 1956	Since February 2007	Compliance Officer of The Davenport Funds	First Vice President and Chief Compliance Officer for Davenport Asset Management Division of Davenport & Company LLC

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R. Gregory Porter, III 800 Main Street Lynchburg, Virginia 24504 Year of Birth: 1941	Since September 1988	Vice President of the Flippin, Bruce & Porter Funds	Director of Flippin, Bruce & Porter, Inc.
Page T. Reece 1802 Bayberry Court, Suite 400 Richmond, Virginia 23226 Year of Birth: 1957	Since September 2004	Compliance Officer of The Jamestown Funds	Chief Compliance Officer and Director of Operations of Lowe, Brockenbrough & Company, Inc.
Teresa L. Sanderson 800 Main Street Lynchburg, Virginia 24504 Year of Birth: 1963	Since September 2004	Compliance Officer of the Flippin, Bruce & Porter Funds	Chief Compliance Officer and a Principal of Flippin, Bruce & Porter, Inc.
Mark J. Seger 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246 Year of Birth: 1962	Since November 2000	Treasurer	Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC
George L. Smith, III One James Center, 901 E. Cary Street Richmond, Virginia 23219 Year of Birth: 1976	Since February 2011	Vice President of The Davenport Funds	Senior Vice President of Davenport & Company LLC
Connie R. Taylor 1802 Bayberry Court, Suite 400 Richmond, Virginia 23226 Year of Birth: 1950	Since March 1993	Vice President of The Jamestown Balanced Fund and The Jamestown Equity Fund	Account Administrator of Lowe, Brockenbrough & Company, Inc.
Lawrence B. Whitlock, Jr. 1802 Bayberry Court, Suite 400 Richmond, Virginia 23226 Year of Birth: 1948	Since February 2002	Vice President of The Jamestown Balanced Fund and The Jamestown Equity Fund	Managing Director of Lowe, Brockenbrough & Company, Inc.

Trustees’ Ownership of Fund Shares.  The following table shows each Trustee’s beneficial ownership of shares of the Funds and, on an aggregate basis, of shares of all funds within the complex overseen by the Trustee.  Information is provided as of December 31, 2012 .

Name of Trustee	Dollar Range of Shares of the Funds Owned by Trustee	Aggregate Dollar Range of Shares of All Funds In Trust Overseen by Trustee
John Ackerly, IV	None	$50,001 - $100,000

John T. Bruce	None	Over $100,000

Independent Trustees:
Robert S. Harris	Equity Fund: $1 – $10,000 Mid-Cap Fund: None Alabama Tax Free Fund: None	$1 – $10,000

J. Finley Lee, Jr.	None	None

Richard L. Morrill	None	Over $100,000

Harris V. Morrissette	Equity Fund: Over $100,000 Mid-Cap Fund: $10,001 - $50,000 Alabama Tax Free Fund: Over $100,000	Over $100,000

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As of July 8, 2013, the Trustees and officers of the Trust as a group owned beneficially (i.e., had voting and/or investment power) less than 1% of the outstanding shares of each Fund.

Trustee Compensation.  No director, officer or employee of an investment adviser or principal underwriter of the Trust will receive any compensation from the Trust for serving as an officer or Trustee of the Trust, except that the Trust may compensate its Chief Compliance Officer (“CCO”) regardless of whether such Officer is affiliated with an investment adviser or principal underwriter.  Effective July 1, 2013, each Trustee who is not affiliated with an investment adviser or principal underwriter of the Trust (“Independent Trustee”) receives from the Trust an annual retainer of $10,000, payable quarterly; a fee of $1,500 for attendance at each meeting of the Board of Trustees (except that such fee is $2,500 for in-person meetings attended by the Chairman of the Board); and $1,000 for attendance at each meeting of any committee of the Board (except that such fee is $1,500 for the committee chairman); plus reimbursement of travel and other expenses incurred in attending meetings.  The annual retainer will be increased to $12,000 on July 1, 2014. The fees are split equally among all of the funds in the Trust.

The following table provides compensation amounts paid to the Independent Trustees during the fiscal year ended March 31, 2013:

Trustee	Aggregate Compensation From the Funds	Pension or Retirement Benefits Accrued	Estimated Annual Benefits Upon Retirement	Total Compensation From all Funds within the Trust
Charles M. Caravati, Jr.*	$1,909	None	None	$ 7,000
Robert S. Harris	6,000	None	None	22,000
J. Finley Lee, Jr.	5,591	None	None	20,500
Richard L. Morrill	5,865	None	None	21,500
Harris V. Morrissette	5,455	None	None	20,000

*	Retired from the Board as of June 30, 2012

Leadership Structure and Qualifications of Trustees

The Board of Trustees consists of six Trustees, four of whom are Independent Trustees.  The Board is responsible for the oversight of eleven series, or funds, of the Trust.  In addition to the Funds, the Trust consists of the FBP Equity & Dividend Plus Fund and the FBP Appreciation & Income Opportunity Fund, which are managed by Flippin, Bruce & Porter, Inc. of Lynchburg, Virginia; The Jamestown Balanced Fund, The Jamestown Equity Fund and The Jamestown Tax Exempt Virginia Fund, which are managed by Lowe, Brockenbrough & Company, Inc. of Richmond, Virginia; and The Davenport Core Fund, Davenport Value & Income Fund and Davenport Equity Opportunities Fund, which are managed by Davenport & Company LLC of Richmond, Virginia. The Board has engaged these investment advisers to oversee the management of the funds on a day-to-day basis.  The Board is responsible for overseeing the investment advisers and the Trust’s other service providers in the operations of the funds in accordance with the 1940 Act, other applicable federal and state laws, and the Trust’s Agreement and Declaration of Trust.

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The Board meets in person or by telephone at regularly scheduled meetings four times throughout the year.  In addition, the Trustees may meet in person or by telephone at special meetings or on an informal basis at other times.  The Independent Trustees also meet at least quarterly without the presence of any representatives of management.  The Board has established three standing committees and may also establish ad hoc committees or working groups from time to time to assist the Board in fulfilling its oversight responsibilities.  The Independent Trustees have also engaged independent legal counsel, and may from time to time engage consultants and other advisors to assist them in performing their oversight responsibilities.

The Board of Trustees is led by its Chairman, Dr. Robert S. Harris.   As Chairman, Dr. Harris has primary responsibility for setting the agenda for each Board meeting, presiding at each Board meeting and acting as the Board’s liaison with the various investment advisers.  The Board reviews its structure regularly and believes that its leadership structure, including having a majority of Independent Trustees, coupled with the responsibilities undertaken by Dr. Harris as Chairman, is appropriate and in the best interests of the Trust, given the specific characteristics of the Trust.  These characteristics include having a structure consisting of four distinct fund complexes, each having its own investment adviser and compliance officer at the fund complex level.  The Board of Trustees also believes its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from Fund management.

Board Committees.   The Board has established an Audit Committee, a Governance, Nomination and Compensation Committee and a Qualified Legal Compliance Committee.  The Board of Trustees has determined that its committees help ensure that the funds have effective and independent governance and oversight.  The members of each Committee are the four Independent Trustees:  Robert S. Harris, J. Finley Lee, Jr., Richard L. Morrill and Harris V. Morrissette.  Dr. Richard L. Morrill serves as the Chairman of the Audit Committee and Dr. J. Finley Lee serves as Chairman of the Governance, Nomination and Compensation Committee and the Qualified Legal Compliance Committee. The Chairmanship of each Committee is rotated periodically.  Each Committee Chairman has primary responsibility for setting the agendas and presides at all meetings of the Committee for which he serves as Chairman.  Each Committee Chairman facilitates communications and coordination between the Independent Trustees and management with respect to the matters overseen by that Committee.

Audit Committee
The Audit Committee (i) oversees the Trust’s accounting and financial reporting policies and practices, its internal controls and, as appropriate in its judgment, the internal controls of certain service providers; (ii) oversees the quality and objectivity of the financial statements of each of the funds and the independent audits thereof; (iii) acts as liaison between the Trust’s independent registered public accounting firm and the full Board; (iv) pre-approves the scope and cost of the audit and non-audit services provided by the Trust’s independent registered public accounting firm; and (v) resolves any issues arising under the Trust’s Code of Ethics for Principal Executive and Senior Financial Officers.  The Audit Committee met three times during the fiscal year ended March 31, 2013 .

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Governance, Nomination and Compensation Committee
The Governance, Nomination and Compensation Committee is responsible for (i) selecting and nominating persons to serve as Independent Trustees; (ii) determining the level of compensation for the Independent Trustees; (iii) reviewing information relating to the investment advisory, underwriting and other contracts with third party service providers and making recommendations to the Board; (iv) monitoring the activities of the CCO and making recommendations to the Board with respect to the compliance policies and procedures of the Trust and its service providers; (v) reviewing the responsibilities of the committees of the Board and evaluating whether there is a need for additional or combined committees; and (vi) evaluating the performance of the Board of Trustees. The Governance, Nomination and Compensation Committee will review shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing, addressed to the Committee at the Trust’s offices and meet any minimum qualifications that may be adopted by the Committee.  The Governance, Nomination and Compensation Committee met three times during the fiscal year ended March 31, 2013 .

Qualified Legal Compliance Committee
The Qualified Legal Compliance Committee is responsible for receiving and investigating reports from attorneys representing the Trust of material violations of securities laws, a material breach of fiduciary duty or a similar material violation.  The Qualified Legal Compliance Committee did not meet during the fiscal year ended March 31, 2013 because no such reports were made during that period.

Qualifications of the Trustees.  The Governance, Nomination and Compensation Committee reviews the experience, qualifications, attributes and skills of potential candidates for nomination or election by the Board.  In evaluating a candidate for nomination or election as a Trustee, the Committee takes into account the contribution that the candidate would be expected to make to the diverse mix of experience, qualifications, attributes and skills that the Committee believes contribute to good governance for the Trust.  In addition, the Trustees are subject to periodic evaluation for their continued service on the Board.  On a staggered three-year basis, members of the Governance, Nomination and Compensation Committee review the qualifications of each Trustee, evaluate his contributions to the Board and make a recommendation as to whether such Trustee should continue to serve on the Board.  The Board has concluded, based on each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with the other Trustees, that each Trustee is qualified to serve on the Board.  The Board of Trustees believes that the Trustees’ ability to review critically, evaluate, question and discuss information provided to them; to interact effectively with the advisers, other service providers, legal counsel and independent public accountants; and to exercise effective business judgment in the performance of their duties as Trustees, support this conclusion.  In determining that a particular Trustee is and will continue to be qualified to serve as a Trustee, the Board considers a variety of criteria, none of which, in isolation, is controlling.

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Mr. John Ackerly, IV
Mr. John Ackerly, IV is Senior Vice President of Davenport & Company, the investment adviser to the Davenport Funds.  Prior to joining Davenport & Company in 1994, he worked as a portfolio manager for Central Fidelity Bank.  Mr. Ackerly is a member of the Executive Committee for Davenport & Company and also serves on the Board of Directors.  He is President of the Davenport Funds and past president of the Richmond Society of Financial Analysts.  Mr. Ackerly earned an undergraduate degree from the University of Virginia and earned an M.B.A degree from Virginia Commonwealth University.  He is a Chartered Financial Analyst and has over 25 years of experience in the investment management profession.  He has served as a Trustee since 2012.  The Board has concluded that Mr. Ackerly is suitable to serve as a Trustee because of his professional investment and business experience and his academic background.

Mr. John T. Bruce
Mr. John T. Bruce is a founding partner and the President of Flippin, Bruce & Porter, Inc., the investment adviser to the Flippin, Bruce & Porter Funds.  From 1979 until 1985 he served as a Vice President and Portfolio Manager at Capitoline Investment Services, Inc.  Mr. Bruce holds a B.S. degree in Finance from Virginia Polytechnic Institute and State University and is a former trustee of the Virginia Tech Foundation. He is a Chartered Financial Analyst and a Chartered Investment Counselor and has 36 years of experience in the investment management profession.  He has served as a Trustee since 1988.  The Board has concluded that Mr. Bruce is suitable to serve as a Trustee because of his past service and experience as a Trustee of the Trust, his professional investment and business experience, and his academic background.

Dr. Robert S. Harris
Dr. Robert S. Harris, Ph.D. is the C. Stewart Sheppard Professor of Business at The Darden Graduate School of Business Administration at the University of Virginia where from 2001 until 2005, he served as Dean.  Dr. Harris teaches courses in financial management and policies and valuation in financial markets.  His research has focused on corporate finance, financial market analysis and mergers and acquisitions.  He has been widely published in leading academic and practitioner journals and has authored financial textbooks.  Dr. Harris has been an active consultant and advisor to corporations and government agencies and has held a range of offices in professional societies.  He previously served as Chief Learning Officer and Vice President of United Technologies Corporation.  Dr. Harris earned a B.A. degree (summa cum laude) from Davidson College and a doctorate in economics from Princeton University.  He has served as a Trustee of the Trust since 2007.  The Board has concluded that Dr. Harris is suitable to serve as a Trustee because of his past service and experience as a Trustee of the Trust, his distinguished academic background and positions of leadership, and his business experience.

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Dr. J. Finley Lee, Jr.
Dr. J. Finley Lee, Jr., Ph.D. has been a financial consultant for many years and was previously the Julian Price Professor at the Kenan-Flagler Business School at The University of North Carolina at Chapel Hill.  Dr. Lee earned an undergraduate degree from Davidson College and an M.A. degree from the University of Florida, and earned his Ph.D. as a Huebner Fellow at the Wharton School of the University of Pennsylvania.  He has served as a Trustee of the Trust since 1988.  The Board has concluded that Dr. Lee is suitable to serve as a Trustee because of his past service and experience as a Trustee of the Trust, his distinguished academic background, and his business experience.

Dr. Richard L. Morrill
Dr. Richard L. Morrill, Ph.D. serves as Chancellor at the University of Richmond.  He was president of the University of Richmond from 1988 to 1998 and previously was president of Salem College and Centre College.  Dr. Morrill has written four books on issues of values, ethics and decision-making in higher education and has published many articles and made numerous presentations on strategic planning and leadership for colleges and universities. He has served as a board member and audit committee member of Central Fidelity Banks, Inc. and as Treasurer of The Association of American Colleges and Universities. He was President of the Teagle Foundation (charitable foundation) from 2010 to 2013.   Dr. Morrill currently is President of the board of the Richmond Symphony Foundation and a board member of the Library of Virginia Foundation.  He is a director of the Tredegar Corporation (manufacturing firm) and was a director of the Albemarle Corporation (manufacturer of specialty chemicals) until May 2012.  Dr. Morrill received his B.A. degree in History from Brown University, his B.D. in Religious Thought from Yale University in 1964, and his Ph.D. in Religion from Duke University Graduate School of Arts and Sciences.  He has served as a Trustee of the Trust since 1993.  The Board has concluded that Dr. Morrill is suitable to serve as a Trustee because of his past service and experience as a Trustee of the Trust, his distinguished academic background and expertise in the subjects of ethics and strategic planning, and his service and leadership roles on other boards.

Mr. Harris V. Morrissette
Mr. Harris V. Morrissette has served as president and chief executive officer of several privately held businesses.  He serves as a director of International Shipholding Corporation (cargo transportation) and Trustmark National Bank (a bank holding company), and as a board member of White-Spunner Construction, Inc.  He previously served as a director of EnergySouth, Inc. until its merger with Sempra Energy in 2008 and chairman of Azalea Aviation, Inc. (airplane fueling) until 2012.  He is a board member of a number of not-for-profit organizations, among them the Business Council of Alabama and the Economic Development Partnership of Alabama.  Mr. Morrissette holds a B.S. degree from The University of Alabama. He

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has served as a Trustee of the Trust since 1993. The Board has concluded that Mr. Morrissette is suitable to serve as a Trustee because of his past service and experience as a Trustee of the Trust, his extensive business experience, and his service on other boards.

Risk Oversight. An integral part of the Board’s overall responsibility for overseeing the management and operations of the Trust is the Board’s oversight of the risk management of the Trust’s investment programs and business affairs.  The funds are subject to a number of risks, such as investment risk, credit risk, valuation risk, operational risk, and legal, compliance and regulatory risk.  The Trust, the investment advisers and the other service providers have implemented various processes, procedures and controls to identify risks to the funds, to lessen the probability of their occurrence and to mitigate any adverse effect should they occur.  Different processes, procedures and controls are employed with respect to different types of risks.  These systems include those that are embedded in the conduct of the regular operations of the Board and in the regular responsibilities of the officers of the Trust and the other service providers.
The Board of Trustees exercises oversight of the risk management process through the Board itself and through the various committees.  In addition to adopting, and periodically reviewing, policies and procedures designed to address risks to the funds, the Board of Trustees requires management of the investment advisers and the Trust, including the Trust’s CCO, to report to the Board and the committees on a variety of matters, including matters relating to risk management, at regular and special meetings.  The Board and the committees receive regular reports from the Trust’s independent public accountants on internal control and financial reporting matters.  On at least an annual basis, the Independent Trustees meet separately with the Trust’s CCO outside the presence of management, to discuss issues related to compliance.  Furthermore, the Board receives a quarterly report from the Trust’s CCO regarding the operation of the compliance policies and procedures of the Trust and its primary service providers.  The Trust’s CCO is supported by four compliance officers, each of whom serve at the fund complex level, and periodically attend Board meetings.  The Board also receives quarterly reports from the investment advisers on the investments and securities trading of the funds, including their investment performance, as well as reports regarding the valuation of the funds’ securities.  In addition, in its annual review of the funds’ advisory agreements, the Board reviews information provided by the investment advisers relating to their operational capabilities, financial condition and resources.  The Board also conducts an annual self-evaluation that includes a review of its effectiveness in overseeing the number of funds in the Trust and the effectiveness of its committee structure.

Although the risk management policies of the investment advisers and the Trust’s other service providers are designed to be effective, those policies and their implementation vary among service providers and over time, and there is no guarantee that they will be effective.  Not all risks that may affect the Trust can be identified or processes and controls developed to eliminate or mitigate their occurrence or effects, and some risks are simply beyond the control of the Trust, the investment advisers or their affiliates, or other service providers to the Trust.  The Board may at any time, and in its sole discretion, change the manner in which it conducts its risk oversight role.

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INVESTMENT ADVISER

Leavell Investment Management, Inc. (the “Adviser”) supervises each Fund’s investments pursuant to an Investment Advisory Agreement (the “Advisory Agreement”) described in the Prospectus.  Each Fund’s Advisory Agreement is effective until April 1, 2014 and is subject to annual approval by the Board of Trustees or by vote of a majority of the Fund’s outstanding voting securities, provided such continuance is also approved by a majority of the Independent Trustees by vote cast in person at a meeting called for the purpose of voting on such approval.  The Advisory Agreement is terminable without penalty on sixty days notice by the Board of Trustees of the Trust or by the Adviser.  The Advisory Agreement provides that it will terminate automatically in the event of its assignment.

Compensation of the Adviser with respect to the Equity Fund, based upon the Fund’s average daily net assets, is at the following annual rates: 0.60%; on the first $100 million, and 0.50% on assets over $100 million. For the fiscal years ended March 31, 2013, 2012 and 2011, the Equity Fund paid the Adviser advisory fees of $445,602, $387,078 and $353,570, respectively.

Compensation of the Adviser with respect to the Mid-Cap Fund is at the annual rate of 0.75% of the Fund’s average daily net assets.  For the fiscal years ended March 31, 2013, 2012 and 2011, the Mid-Cap Fund paid the Adviser  advisory fees of $301,556, $279,725 and $254,028, respectively.

Compensation of the Adviser with respect to the Alabama Tax Free Fund, based upon the Fund’s average daily net assets, is at the following annual rates: 0.35% on the first $100 million; and 0.25% on assets over $100 million.  For the fiscal years ended March 31, 2013, 2012 and 2011, the Alabama Tax Free Fund paid the Adviser advisory fees of $64,208, (which was net of voluntary fee waivers of $31,299), $52,540 (which was net of voluntary fee waivers of $37,290) and $66,618 (which was net of voluntary fee waivers of $33,675), respectively.

The Adviser was organized as an Alabama corporation in 1979.  By reason of his position as an officer and stockholder, Thomas W. Leavell controls the Adviser and may directly or indirectly receive benefits from the advisory fees paid to the Adviser.  In addition to acting as adviser to the Funds, the Adviser also provides investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts and individuals.

The Adviser provides a continuous investment program for the Funds, including investment research and management with respect to all securities, investments, cash and cash equivalents of the Funds.  The Adviser determines what securities and other investments will be purchased, retained or sold by the Funds, and does so in accordance with the investment objectives and policies of the Funds as described herein and in the Prospectus. The Adviser places all securities orders for the Funds, determining with which broker, dealer, or issuer to place the orders.  The Adviser must adhere to the brokerage policies of the Funds in placing all orders, the substance of which policies are that the Adviser must seek at all times the most favorable price and execution for all securities brokerage transactions.  The Adviser also provides, at its own expense, certain executive officers to the Trust, and pays the entire cost of distributing the Funds’ shares.

The Adviser may enter into arrangements with certain brokerage firms and financial institutions to provide administrative, shareholder sub-accounting and other services, including sales-related services.  The Funds may compensate these organizations for their administrative and shareholder

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sub-accounting (but not sales-related) services based on the number of customer accounts maintained in the Funds by such organizations.  The Adviser, not the Funds, may further compensate these organizations for their sales-related services; however, the payment of such compensation by the Adviser will not affect the expense ratios of the Funds.

Portfolio Managers

Other Accounts Managed (as of March 31, 2013 )

The Portfolio Managers are also responsible for the day-to-day management of other accounts, as indicated in the following table.  None of these accounts has an advisory fee based on the performance of the account.  Each Portfolio Manager’s name is followed by the name of the Fund(s) for which the Portfolio Manager is responsible for providing investment advisory services.

Name of Portfolio Manager	Type of Accounts	Number of Other Accounts Managed	Total Assets in Other Accounts Managed	Number of Accounts with Advisory Fee Based on Performance	Total Assets in Accounts with Advisory Fee Based on Performance
Thomas W. Leavell Government Street Equity Fund Government Street Mid-Cap Fund	Registered investment companies: Other pooled investment vehicles: Other accounts:	0 0 270	$ 0 $ 0 $514,320,788	0 0 0	$ 0 $ 0 $ 0
Timothy S. Healey Government Street Mid-Cap Fund Alabama Tax Free Bond Fund	Registered investment companies: Other pooled investment vehicles: Other accounts:	0 0 178	$ 0 $ 0 $250,707,566	0 0 0	$ 0 $ 0 $ 0
Richard E. Anthony, Jr. Government Street Mid-Cap Fund	Registered investment companies: Other pooled investment vehicles: Other accounts:	0 0 271	$ 0 $ 0 $92,128,924	0 0 0	$ 0 $ 0 $ 0
Michael J. Hofto Government Street Mid-Cap Fund	Registered investment companies: Other pooled investment vehicles: Other accounts:	0 0 243	$ 0 $ 0 $136,254,328	0 0 0	$ 0 $ 0 $ 0

Potential Conflicts of Interest

The investment strategy of the Funds and other accounts managed by the Portfolio Managers are similar.  The Adviser, as well as the Funds, has policies and procedures designed to address conflicts in allocation of investment opportunities between a Fund and other accounts managed by the Adviser.  These policies are designed to ensure equitable treatment of all accounts.  In addition, procedures are in place to monitor personal trading by the Portfolio Managers to ensure that the interests of the Adviser’s clients come first.

Compensation

The Portfolio Managers are compensated by the Adviser with a fixed salary, as well as a 401(k) matching contribution.  The Adviser may also pay a discretionary bonus and/or profit sharing contribution as determined yearly by company management.  Both forms of compensation (fixed and discretionary) are based upon management’s evaluation of an individual’s job performance

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within the context of an overall job description.  Portfolio management of the Funds is just one of many components contained within a job description for a Portfolio Manager.  No form of compensation, fixed or discretionary, is directly based upon the Funds’ performance or the value of the Funds’ assets.

Ownership of Fund Shares

The following table indicates, as of March 31, 2013 , the dollar value of shares beneficially owned by the Portfolio Managers of the Fund or Funds for which the Portfolio Manager serves.

Name of Portfolio Manager	Dollar Value of Fund Shares Beneficially Owned
Thomas W. Leavell	The Government Street Equity Fund – Over $1,000,000 The Government Street Mid-Cap Fund - $500,001 – $1,000,000
Timothy S. Healey	The Government Street Mid-Cap Fund - $100,001 – $500,000 The Alabama Tax Free Bond Fund - $1 – $10,000
Richard E. Anthony, Jr.	The Government Street Mid-Cap Fund - $10,001-$50,000
Michael J. Hofto	The Government Street Mid-Cap Fund - $50,001-$100,000

ADMINISTRATOR

The Trust retains Ultimus Fund Solutions, LLC (the “Administrator”), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, to provide the Funds with administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services.  The Administrator maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of each Fund’s shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. The Administrator also provides accounting and pricing services to the Funds and supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services.  The Administrator supervises the preparation of tax returns, reports to shareholders of the Funds, reports to and filings with the SEC and state securities commissions, and materials for meetings of the Board of Trustees.

For the performance of these services, each Fund pays the Administrator a fee at the annual rate of 0.15% of the average value of its daily net assets up to $25 million, 0.125% of such assets from $25 million to $50 million, and 0.10% of such assets in excess of $50 million.  The minimum fee is $4,500 per month with respect to each of the Equity Fund and the Mid-Cap Fund and $4,000 per month with respect to the Alabama Tax Free Fund.  In addition, the Funds pay out-of-pocket expenses, including but not limited to, postage, envelopes, checks, drafts, forms, reports, record storage, communication lines and all costs of external pricing services.  For the fiscal years ended March 31, 2013, 2012 and 2011, the Equity Fund paid administration fees to the Administrator of $93,135, $83,412 and $76,930, respectively; the Mid-Cap Fund paid administration fees to the Administrator of $56,615, $53,047 and $49,787, respectively; and the Alabama Tax Free Fund paid administration fees to the Administrator of $44,000, $42,000 and $42,644, respectively.

Under the terms of a Compliance Consulting Agreement between the Trust and the Administrator, the Administrator provides an individual to serve as the Trust’s CCO.  For these services, the Funds pay the Administrator an annual base fee of $18,600 plus an asset-based fee equal to 0.01% per annum

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on aggregate average net assets in excess of $100 million.  In addition, the Funds reimburse the Administrator for any out-of-pocket expenses incurred for these services.  For the fiscal years ended March 31, 2013, 2012 and 2011, the Equity Fund paid compliance service fees to the Administrator of $8,409, $7,825 and $7,270, respectively; the Mid-Cap Fund paid compliance service fees to the Administrator of $7,365, $7,263 and $6,810, respectively; and the Alabama Tax Free Fund paid compliance service fees to the Administrator of $7,000, $7,006 and $6,704, respectively.

DISTRIBUTOR

Ultimus Fund Distributors, LLC (the “Distributor”), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as principal underwriter for the Funds pursuant to a Distribution Agreement. Shares are sold on a continuous basis by the Distributor.  The Distributor has agreed to use its best efforts to solicit orders for the sale of Fund shares, but it is not obliged to sell any particular amount of shares.  The Distribution Agreement provides that, unless sooner terminated, it will continue in effect so long as such continuance is approved at least annually (i) by the Board of Trustees or a vote of a majority of the outstanding shares, and (ii) by a majority of the Trustees who are not “interested persons” of the Trust or of the Distributor by vote cast in person at a meeting called for the purpose of voting on such approval.  The Distribution Agreement may be terminated by the Funds at any time, without the payment of any penalty, by vote of a majority of the Board of Trustees of the Trust or by vote of a majority of the outstanding shares of the Funds on sixty days written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on sixty days written notice to the Trust.  The Distribution Agreement will automatically terminate in the event of its assignment.  The Distributor is an affiliate of the Administrator and Robert G. Dorsey and Mark J. Seger are each Managing Directors of the Distributor and officers of the Trust.

OTHER SERVICE PROVIDERS

The firm of Ernst & Young LLP, independent registered public accounting firm, 312 Walnut Street, Suite 1900, Cincinnati, Ohio 45202, has been retained by the Board of Trustees to perform an independent audit of the financial statements of the Trust and to advise the Trust as to matters of accounting and federal and state income taxation, as requested.

Sullivan & Worcester LLP, One Post Office Square, Boston, Massachusetts 02109, serves as legal counsel to the Trust and the Independent Trustees.

The Custodian of the Funds’ assets is U.S. Bank NA, 425 Walnut Street, Cincinnati, Ohio 45202.  The Custodian holds all cash and securities of the Funds (either in its possession or in its favor through “book entry systems” authorized by the Trustees in accordance with the 1940 Act), collects all income and effects all securities transactions on behalf of the Funds.

PORTFOLIO SECURITIES AND BROKERAGE

It is the Funds’ practice to seek the best price and execution for all portfolio securities transactions.  The Adviser (subject to the general supervision of the Board of Trustees) directs the execution of the Funds’ portfolio transactions.

The Alabama Tax Free Fund’s fixed income portfolio transactions will normally be principal transactions executed in over-the-counter markets and will be executed on a “net” basis, which may

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include a dealer markup. The Equity Fund and the Mid-Cap Fund’s common stock portfolio transactions will normally be exchange traded and will be effected through broker-dealers who will charge brokerage commissions.  Options will also normally be exchange traded involving the payment of commissions.  With respect to securities traded only in the over-the-counter market, orders will be executed on a principal basis with primary market makers in such securities except where better prices or executions may be obtained on an agency basis or by dealing with other than a primary market maker.

During the fiscal years ended March 31, 2013, 2012 and 2011, the total brokerage commissions paid by the Equity Fund were $16,738, $14,782 and $12,617, respectively.  During the fiscal years ended March 31, 2013, 2012 and 2011, the total brokerage commissions paid by the Mid-Cap Fund were $3,336, $3,265 and $5,880, respectively.  No brokerage commissions were paid by the Alabama Tax Free Fund during each of the last three fiscal years.

Subject to the requirements of the 1940 Act and procedures adopted by the Board of Trustees, the Funds may execute portfolio transactions through any broker or dealer and pay brokerage commissions to a broker (i) which is an affiliated person of the Trust, or (ii) which is an affiliated person of such person, or (iii) an affiliated person of which is an affiliated person of the Trust or the Adviser.

While there is no formula, agreement or undertaking to do so, a portion of the Funds’ brokerage commissions may, in the discretion of the Adviser, be allocated to those brokers or dealers that provide the Adviser with research services.  The types of research services that the Adviser may obtain include, but are not limited to, investment recommendations, financial, economic, political, fundamental and technical market and interest rate data, and other statistical or research services.  Much of the information so obtained may also be used by the Adviser for the benefit of the other clients it may have.  Conversely, the Funds may benefit from such transactions effected for the benefit of other clients.  In all cases, the Adviser is obligated to effect transactions for the Funds based upon obtaining the most favorable price and execution.  Factors considered by the Adviser in determining whether the Funds will receive the most favorable price and execution include, among other things: the size of the order, the broker’s ability to effect and settle the transaction promptly and efficiently and the Adviser’s perception of the broker’s reliability, integrity and financial condition.

As of March 31, 2013, the Equity Fund held common stock issued by the parent company of J.P. Morgan Securities LLC (the market value of which was $1,186,500) and the Equity Fund and the Mid-Cap Fund held an exchange traded note sponsored by J.P. Morgan Securities LLC, the market value of which was $2,364,960 and $1,227,960, respectively).  In addition, the Equity Fund held common stock issued by the parent company of Wells Fargo Prime Services, LLC, the market value of which was $795,285.  J.P. Morgan Securities LLC and Wells Fargo Prime Services, LLC are two of the Trust’s “regular broker-dealers” as defined in the 1940 Act.

Codes of Ethics.  The Trust, the Adviser and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act which permits personnel subject to the Code of Ethics to invest in securities, including securities that may be purchased or held by the Funds.  The Codes of Ethics adopted by the Trust, the Adviser and the Distributor are on public file with, and are available from, the SEC.

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SPECIAL SHAREHOLDER SERVICES

As noted in the Prospectus, the Funds offer the following shareholder services:

Regular Account.  The regular account allows for voluntary investments to be made at any time. When an investor makes an initial investment in the Funds, a shareholder account is opened in accordance with the investor’s registration instructions.  Each time there is a transaction in a shareholder account, such as an additional investment or the reinvestment of a dividend or distribution, the shareholder will receive a statement showing the transaction.

Automatic Investment Plan.  The automatic investment plan enables shareholders to make regular periodic investments in shares through automatic charges to their checking account.  With shareholder authorization and bank approval, the Administrator will automatically charge the checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the NAV on or about the fifteenth and/or the last business day of the month as indicated on the Account Application.  The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Administrator.

Systematic Withdrawal Plan.  Shareholders owning shares with a value of $10,000 or more may establish a Systematic Withdrawal Plan. A shareholder may receive monthly or bi-monthly payments, in amounts of not less than $100 per payment, by authorizing the Funds to redeem the necessary number of shares periodically (on the 15th and/or last business day of the month).  Payments may be made directly to an investor’s account with a commercial bank or other depository institution via an Automated Clearing House (“ACH”) transaction.

Instructions for establishing this service are included in the Account Application or are available by calling the Funds.  Payment may also be made by check payable to the designated recipient and mailed within 7 days of the withdrawal date.  If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the application (see “Signature Guarantees” in the Prospectus).  A corporation (or partnership) must also submit a “Corporate Resolution” (or “Certification of Partnership”) indicating the names, titles and required number of signatures authorized to act on its behalf.  The Application must be signed by a duly authorized officer(s) and the corporate seal affixed.  No redemption fees are charged to shareholders under this plan.  Costs in conjunction with the administration of the plan are borne by the Funds.

Shareholders should be aware that such systematic withdrawals may deplete or use up entirely their initial investment.  In addition, systematic withdrawals may result in realized long-term or short-term capital gains or losses, or, in certain circumstances, may be treated as dividends for tax purposes. The Systematic Withdrawal Plan may be terminated at any time by the Funds upon sixty days written notice or by a shareholder upon written notice to the Funds. Applications and further details may be obtained by calling the Funds at 1-866-738-1125, or by writing to:

The Government Street Funds
Shareholder Services
P.O. Box 46707
Cincinnati, Ohio 45246-0707

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Transfer of Registration.  To transfer shares to another owner, send a written request to the Funds at the address shown herein. Your request should include the following:  (1) the Fund name and existing account registration; (2) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registration; (3) the new account registration, address, social security or taxpayer identification number and how dividends and capital gains are to be distributed; (4) signature guarantees (see the Prospectus under the heading “Signature Guarantees”); and (5) any additional documents that are required for transfer by corporations, administrators, executors, trustees, guardians, etc.  If you have any questions about transferring shares, call or write the Funds.

PURCHASE OF SHARES

The purchase price of shares of each Fund is the NAV next determined after the order is received in proper form.  An order received prior to the close of the regular session of trading on the New York Stock Exchange (the “Exchange”), generally 4:00 p.m. Eastern time, will be executed at the price computed on the date of receipt; and an order received after that time will be executed at the price computed on the next Business Day.  An order to purchase shares is not binding on the Funds until it has been confirmed in writing (or unless other arrangements have been made with the Funds, for example in the case of orders utilizing wire transfer of funds) and payment has been received.

Due to Internal Revenue Service regulations, applications without social security or tax identification numbers will not be accepted.  If, however, you have already applied for a social security or tax identification number at the time of completing your account application, the application should so indicate.  The Funds are required to, and will, withhold taxes on all distributions and redemption proceeds if the number is not delivered to the Funds within 60 days.

Each Fund reserves the right in its sole discretion (i) to suspend the offering of its shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund and its shareholders, and (iii) to reduce or waive the minimum for initial and subsequent investments under some circumstances, including circumstances where certain economies can be achieved in sales of Fund shares.

Purchases in Kind.  The Funds may accept securities in lieu of cash in payment for the purchase of shares of the Funds.  The acceptance of such securities is at the sole discretion of the Adviser based upon the suitability of the securities accepted for inclusion as a long term investment of the Funds, the marketability of such securities, and other factors that the Adviser may deem appropriate.  If accepted, the securities will be valued using the same criteria and methods to determine NAV as described in the Prospectus.

Employees and Affiliates of the Funds.  The Funds have adopted initial investment minimums for the purpose of reducing the cost to the Funds (and consequently to the shareholders) of communicating with and servicing their shareholders.  However, a reduced minimum initial investment requirement of $1,000 applies to Trustees, officers and employees of the Funds, the Adviser and certain parties related thereto, including clients of the Adviser or any sponsor, officer, committee member thereof, or the immediate family of any of them.  In addition, accounts having the same mailing address may be aggregated for purposes of the minimum investment if shareholders consent in writing to share a single mailing of shareholder reports, proxy statements (but each such shareholder would receive his/her own proxy) and other Fund literature.

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REDEMPTION OF SHARES

Each Fund may suspend redemption privileges or postpone the date of payment (i) during any period that the Exchange is closed, or trading on the Exchange is restricted as determined by the SEC, (ii) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or to fairly determine the value of its assets, and (iii) for such other periods as the SEC may permit.

No charge is made by the Funds for redemptions, although the Trustees could impose a redemption charge in the future.  Any redemption may be for more or less than the amount of the shareholder’s investment depending on the market value of the securities held by the Funds.

There is currently no charge by the Funds for wire redemptions. However, the Funds reserve the right, upon thirty days written notice, to make reasonable charges for wire redemptions.  All charges will be deducted from your account by redemption of shares in your account.  Your bank or brokerage firm may also impose a charge for processing the wire.  In the event that wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

Redemptions in Kind.  The Funds may redeem their shares by payment in kind when circumstances exist which would, in the opinion of the Adviser, make it in the best interests of the Funds and their shareholders to do so.  In such case, the Adviser, under the supervision of the Board of Trustees and in accordance with the Trust’s procedures, may authorize payment to be made in portfolio securities or other property of the Funds.  Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing NAV.  An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein each Fund commits to pay redemptions in cash, rather than in kind, to any shareholder of record of the Funds who redeems during any ninety day period, the lesser of (a) $250,000 or (b) one percent (1%) of a Fund’s net assets at the beginning of such period unless the shareholder consents to receiving the entire distribution in kind.  Shareholders receiving portfolio securities in a redemption in kind may incur brokerage costs when these securities are sold.  It is the Adviser’s intention, at the present time, to reimburse shareholders for their brokerage costs and any other fees or losses incurred by them in selling such securities immediately upon receipt thereof.  This practice will apply to all redemptions in kind affected upon a particular day; however, the Adviser may determine to discontinue this practice at any time without notice to shareholders.

NET ASSET VALUE DETERMINATION

Under the 1940 Act, the Trustees are responsible for overseeing the good faith determination of the fair value of the securities and other assets of the Funds, and they have adopted procedures to do so, as follows.  The NAV of each Fund is determined as of the close of the regular session of trading on the Exchange (currently 4:00 p.m. Eastern time) on each “Business Day.”  A Business Day means any day, Monday through Friday, except for the following holidays:  New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Fourth of July, Labor Day, Thanksgiving Day and Christmas.  NAV is determined by dividing the total value of all Fund securities and other assets, less liabilities, by the total number of shares then outstanding.  NAV includes interest on fixed income securities, which is accrued daily.

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FUND EXPENSES

Each Fund pays all expenses not assumed by the Adviser, including its advisory fees.  Fund expenses include, among others, the fees and expenses, if any, of the Independent Trustees, fees of the Custodian, interest expense, taxes, brokerage fees and commissions, fees and expenses of the Funds’ shareholder servicing operations, fees and expenses of qualifying and registering the Funds’ shares under federal and state securities laws, expenses of preparing, printing and distributing prospectuses and reports to existing shareholders, auditing and legal expenses, insurance expenses, association dues, fees and expenses of the Trust’s CCO, and the expense of shareholders’ meetings and proxy solicitations.  The Funds are also liable for any nonrecurring expenses as may arise such as litigation to which the Funds may be a party.  The Funds may be obligated to indemnify the Trustees and officers with respect to such litigation.  All expenses of a Fund are accrued daily on the books of the Fund at a rate which, to the best of its belief, is equal to the actual expenses expected to be incurred by the Fund in accordance with generally accepted accounting practices.

General Trust expenses are allocated among the Trust’s series, or funds, which allocation may be based on relative net assets of each fund (on the date the expense is paid) or the nature of the services performed and the relative applicability to each fund.

ADDITIONAL TAX INFORMATION

Taxation of the Funds.  Each Fund has qualified and intends to qualify annually for the special tax treatment afforded a “regulated investment company” (“RIC”) under Subchapter M of the Internal Revenue Code of 1986 (the “Code”) so that it does not pay federal taxes on income and capital gains distributed to shareholders.  Among its requirements to qualify under Subchapter M, each Fund must distribute annually at least 90% of its net investment income.  In addition to this distribution requirement, each Fund must (1) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, certain other income (including but not limited to gains from option, futures and forward contracts) derived with respect to its business of investing in stock, securities or currencies, or from net income derived from an interest in a qualified publicly traded partnership (“PTP”); and (2) diversify its holdings so that at the end of each quarter of its taxable year the following two conditions are met: (a) at least 50% of the value of the Fund’s total assets is represented by cash, U.S. Government securities, securities of other RICs and other securities (for this purpose such other securities will qualify only if the Fund’s investment is limited in respect to any issuer to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of the value of the Fund’s total assets is invested in securities (other than U.S. Government securities or securities of other RICs) of any one issuer, the securities of any two or more issuers that the Fund controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified PTPs.  For these purposes, a qualified PTP is generally a PTP other than one where at least 90% of its gross income is gross income that would otherwise be qualifying income for a RIC.

While the above requirements are aimed at qualification of the Funds as RICs under Subchapter M of the Code, the Funds also intend to comply with certain requirements of the Code to avoid liability for federal income and excise tax. If the Funds remain qualified under Subchapter M, they will not be subject to federal income tax to the extent they distribute their taxable net investment

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income and net realized capital gains.  A nondeductible 4% federal excise tax will be imposed on each Fund to the extent it does not distribute at least 98% of its ordinary taxable income for a calendar year, plus 98.2% of its capital gain net taxable income for the one year period ending each October 31, plus certain undistributed amounts from prior years.  While each Fund intends to distribute its taxable income and capital gains in a manner so as to avoid imposition of the federal excise and income taxes, there can be no assurance that the Funds indeed will make sufficient distributions to avoid entirely imposition of federal excise or income taxes.  If a Fund fails to qualify as a RIC for any year, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and its distributions (including capital gains distributions) generally will be taxable as ordinary income dividends to its shareholders, subject to the dividends received deduction for corporate shareholders and the provisions relating to qualified dividend income.  The Board of Trustees reserves the right not to maintain the qualification of the Funds as RICs if it determines such course of action to be beneficial to shareholders.

Based on the recently enacted Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”), there is a remedy for failure of the Subchapter M asset diversification test, if the failure was due to reasonable cause and not willful neglect, subject to certain divestiture and procedural requirements and the payment of a tax.  The Modernization Act also sets forth a de minimis exception to a potential failure of the Subchapter M asset diversification test, which would require corrective action but no tax.  In addition, the Modernization Act allows for the remedy of a failure of the source-of-income requirement, if the failure was due to reasonable cause and not willful neglect, subject to certain procedural requirements and the payment of a tax.

Each Fund’s net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards.  Capital losses arising in taxable years beginning on or before December 22, 2010 (“pre-2011”) may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction.  In the year pre-2011 losses are carried forward, such losses are treated as short-term capital losses that first offset short-term capital gains and then offset long-term capital gains. Capital losses arising in taxable years after December 22, 2010 may be utilized indefinitely to offset net realized capital gains, if any, prior to distributing such gains to shareholders and their character is retained as short-term or long-term losses.  In addition, capital losses arising in taxable years after December 22, 2010 must be utilized prior to any losses arising on or before December 22, 2010.   As of March 31, 2013, the Alabama Tax Free Fund had a short-term capital loss carryforward for federal income tax purposes of $23,075 and a long-term capital loss carryforward for federal income tax purposes of $17,045, both of which may be carried forward indefinitely.  In addition, the Alabama Tax Free Fund had net realized losses of $9,733 during the period November 1, 2012 through March 31, 2013 (“post-October losses”) which are treated for federal income tax purposes as arising during the Fund’s tax year ending March 31, 2014.  These capital loss carryforwards and post-October losses are available to offset realized capital gains in future years, thereby reducing future taxable gains distributions.

Should additional series, or funds, be created by the Trustees, each fund would be treated as a separate tax entity for federal income tax purposes.

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Tax Status of the Funds’ Dividends and Distributions.  Individual shareholders may benefit from lower rates applicable to long-term capital gains on certain distributions that are attributable to certain dividends received by the Funds from U.S. corporations and certain foreign corporations (“Qualified Dividends”).  Long-term capital gains are generally taxable to individuals at a maximum rate of 20%, with lower rates potentially applicable to taxpayers depending on their income levels. Currently, the American Taxpayer Relief Act of 2012 requires individual taxpayers with taxable incomes above $400,000 ($450,000 for married taxpayers, $425,000 for heads of households) to be subject to a 20% rate of tax on long-term capital gains and Qualified Dividends. Taxpayers that are not in such highest tax bracket continue to be subject to a maximum 15% rate of tax on long-term capital gains and Qualified Dividends. These rates may change over time.  Distributions of net short-term capital gains that exceed net long-term capital losses will generally be taxable as ordinary income. In addition,  for an individual shareholder to benefit from the lower tax rate on Qualified Dividends (either 15% or 20%, depending on income levels), the shareholder must hold shares in the Fund, and the Fund must hold shares in the dividend-paying corporation, at least 61 days during a prescribed period.  Under current IRS practice, the prescribed period is the 121-day period beginning 60 days before the date on which the shareholder or the Fund, as the case may be, becomes entitled to receive the dividend.  Furthermore, in determining the holding period for this purpose, any period during which the recipient’s risk of loss is offset by means of options, short sales or similar instruments is not included.  Additionally, an individual shareholder would not benefit from the lower tax rate to the extent it or the Fund is obligated (e.g., pursuant to a short sale) to make related payments with respect to positions in substantially similar or related property.

 Certain U.S. shareholders, including individuals and estates and trusts whose income exceeds certain levels, will be subject to an additional 3.8% Medicare tax on all or a portion of their “net investment income,” which should include dividends from the Funds and net gains from the disposition of shares of the Funds.  U.S. shareholders are urged to consult their own tax advisors regarding the implications of the additional Medicare tax resulting from an investment in the Funds.

For corporate shareholders, the dividends received deduction, if applicable, should apply to a portion of the dividends paid by each Fund.  Each Fund will send shareholders information each year on the tax status of dividends and disbursements.  A dividend or capital gains distribution paid shortly after shares have been purchased, although in effect a return of investment, is subject to federal income taxation.  Dividends from net investment income, along with capital gains, will be taxable to shareholders, whether received in cash or shares and regardless of how long you have held your Fund shares, even if they reduce the NAV of shares below your cost and thus in effect result in a return of a part of your investment.

As of January 1, 2012, federal law requires that mutual fund companies report their shareholders’ cost basis, gain/loss, and holding period to the IRS on the Funds’ shareholders’ Consolidated Form 1099s when “covered” shares are sold.  Covered shares are any regulated investment company shares acquired on or after January 1, 2012 and any such shares acquired before January 1, 2012 are considered non-covered shares.  In response to this federal law, the Funds chose “average cost,” which is the mutual fund industry standard, as the Funds’ default tax lot identification for all shareholders.  Average cost will be the method used for reporting the redemption of any covered shares on your Consolidated Form 1099 unless you select a different tax lot identification method.  You may choose a method different than average cost as long as you do so at the time of your purchase or upon the redemption of covered shares.  Please keep in mind that the Funds are not responsible for providing you with cost basis information on shares acquired prior to January 1, 2012.

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Effective January 1, 2014, the Funds will be required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends and (effective January 1, 2017) redemption proceeds made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of Treasury of U.S.-owned foreign investment accounts.  Shareholders may be requested to provide additional information to the Funds to enable the Funds to determine whether withholding is required.

Profits on closing purchase transactions and premiums on lapsed calls written are considered capital gains for financial reporting purposes and short-term gains for federal income tax purposes.  When short-term gains are distributed to shareholders, they are taxed as ordinary income.

With respect to the Alabama Tax Free Fund, since federal and Alabama income tax laws exempt income from qualifying municipal bond obligations, income dividends attributable to such obligations are exempt from such taxes.  A report will be distributed to shareholders as of December 31st of each year outlining the percentage of income dividends which qualify for such tax exemptions.

Sale, Exchange or Redemption of Fund Shares.   A sale, exchange or redemption of shares of the Funds by a shareholder is generally a taxable event.  For federal income tax purposes, any loss upon the sale of shares of the Funds held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gains distributions received by the shareholder.  In addition, any loss upon the sale of shares of the Alabama Tax Free Fund held for six months or less will be disallowed for both federal and Alabama income tax purposes to the extent of any dividends received by the shareholder exempt from federal income tax, even though, in the case of Alabama, some portion of such dividends actually may have been subject to Alabama income tax.

Shareholders should consult their tax advisors regarding the federal, state, local and foreign tax consequences resulting from the ownership of shares of the Funds.

GENERAL INFORMATION ABOUT THE TRUST

The Funds are no-load series of Williamsburg Investment Trust, an open-end management investment company organized as a Massachusetts business trust in July 1988.  The Equity Fund and the Mid-Cap Fund are each diversified portfolios of the Trust and the Alabama Tax Free Fund is a non-diversified portfolio. The Board of Trustees has overall responsibility for management of the Funds under the laws of Massachusetts governing the responsibilities of trustees of business trusts.  The Declaration of Trust of the Trust currently provides for the shares of eleven funds, or series, to be issued.  The Trustees are permitted to create additional series, or funds, at any time.

Shares of the Funds, when issued, are fully paid and non-assessable and have no preemptive or conversion rights.  Shareholders are entitled to one vote for each full share and a fractional vote for each fractional share held.  Shares have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees and, in this event, the holders of the remaining shares voting will not be able to elect any Trustees.  The Trustees will hold office indefinitely, except that:  (1) any Trustee may resign or retire and (2) any Trustee may be removed with or without cause at any time (a) by a written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; or (b) by vote of shareholders holding not less than two-thirds of the outstanding shares of the Trust, cast in person or by proxy at a

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meeting called for that purpose; or (c) by a written declaration signed by shareholders holding not less than two-thirds of the outstanding shares of the Trust and filed with the Trust’s custodian.  Shareholders have certain rights, as set forth in the Declaration of Trust, including the right to call a meeting of the shareholders for the purpose of voting on the removal of one or more Trustees.  Shareholders holding not less than ten percent (10%) of the shares then outstanding may require the Trustees to call such a meeting and the Trustees are obligated to provide certain assistance to shareholders desiring to communicate with other shareholders in such regard (e.g., providing access to shareholder lists, etc.).  Shareholder inquiries may be made in writing, addressed to the Funds at the address contained in this Statement of Additional Information.  In case a vacancy or an anticipated vacancy shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to the provisions of Section 16(a) of the 1940 Act.  The Trust does not expect to hold annual meetings of shareholders.

Upon liquidation of the Trust or a particular fund of the Trust, holders of the outstanding shares of the fund being liquidated shall be entitled to receive, in proportion to the number of shares of the fund held by them, the excess of that fund’s assets over its liabilities.  On any matter submitted to a vote of shareholders, all shares of the Trust then issued and outstanding and entitled to vote, irrespective of the fund, shall be voted in the aggregate and not by fund, except (i) when required by the 1940 Act, shares shall be voted by individual fund; and (ii) when the matter does not affect any interest of a particular fund, then only shareholders of the affected fund or funds shall be entitled to vote thereon.  Examples of matters which affect only a particular fund could be a proposed change in the fundamental investment objectives or policies of that fund or a proposed change in the investment advisory agreement for a particular fund.

Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust.  The Declaration of Trust, therefore, contains provisions which are intended to mitigate such liability.

Stock certificates will not be issued for your shares.  Evidence of ownership will be given by issuance of periodic account statements which will show the number of shares owned.

Proxy Voting Policies and Procedures.   The Trust and the Adviser have adopted Proxy Voting Policies and Procedures that describe how the Funds intend to vote proxies relating to portfolio securities.  The Proxy Voting Policies and Procedures of the Trust and the Adviser are attached to this Statement of Additional Information as Appendix A.  Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling toll-free 1-866-738-1125, or on the SEC’s website at http://www.sec.gov.

Portfolio Holdings Disclosure Policy.  The Board of Trustees of the Trust has adopted policies to govern the circumstances under which disclosure regarding securities held by the Funds, and disclosure of purchases and sales of such securities, may be made to shareholders of the Funds or other persons.  The Trust’s CCO is responsible for monitoring the use and disclosure of information relating to portfolio securities.  Although no material conflicts of interest are believed to exist that could disadvantage the Funds or their shareholders, various safeguards have been implemented to protect the Funds and their shareholders from conflicts of interest, including: the adoption of codes of ethics pursuant to Rule 17j-1 under the 1940 Act designed to prevent fraudulent, deceptive or manipulative acts by officers and employees of the Trust, the Adviser and the Distributor in

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connection with their personal securities transactions; the adoption by the Adviser and the Distributor of insider trading policies and procedures designed to prevent their employees’ misuse of material non-public information; and the adoption by the Trust of a Code of Ethics for Principal Executive and Senior Financial Officers that requires the Trust’s Principal Executive Officer(s), Principal Financial Officer(s) and Principal Accounting Officer(s) to report to the Board any affiliations or other relationships that could potentially create a conflict of interest with the Funds.

•
Public disclosure regarding the securities held by the Funds (“Portfolio Securities”) is made quarterly in Annual Reports and Semi-Annual Reports to shareholders, and in quarterly holdings reports on Form N-Q (“Official Reports”).  Except for such Official Reports and as otherwise expressly permitted herein or required by applicable law, shareholders and other persons may not be provided with information regarding Portfolio Securities held, purchased or sold by the Funds.

•
Each of the Fund’s ten largest holdings as of the end of the most recent calendar quarter is included as part of a Quarterly Update which is posted at www.leavellinvestments.com.  The Quarterly Update is typically posted to the website within 30 days of the end of each calendar quarter.  The website is open to the general public.

•
Information regarding Portfolio Securities and other information regarding the investment activities of the Funds is disclosed to rating and ranking organizations for use in connection with their rating or ranking of the Funds.  Currently, the Funds are providing portfolio information to five different rating or ranking organizations.  These organizations offer various services to investors.  Each disclosure arrangement has been approved by the CCO.  The CCO found that this disclosure was in the best interest of shareholders and serves a legitimate business interest of the Funds.

•
In the event a Fund processes a shareholder’s redemption request in-kind, the Fund may, under certain circumstances, provide portfolio holdings information to such shareholder to the extent necessary to allow the shareholder to prepare for the receipt of such portfolio securities.

Below is a table listing the groups that are currently receiving portfolio information along with the types of information received, conditions or restrictions on use, timing of disclosure and any compensation received for providing portfolio information.

Name of Rating or Ranking Group	Information Provided	Timing of Release and Conditions or Restrictions on Use	Receipt of Compensation or other Consideration by the Funds or Affiliated Party
Morningstar, Inc.	CUSIP, description, shares/par, market value	Provided monthly, with a 30-day lag. No formal conditions or restrictions.	None
Lipper	CUSIP, description, shares/par
Provided monthly, with a 30-day lag.  No formal conditions or restrictions.   Lipper indicates that it will not trade based on the Funds’ portfolio information, and it prohibits its employees from any such trading.
None
Bloomberg L.P.	CUSIP, shares/par, market value
Provided monthly, with a 15-day lag.  No formal conditions or restrictions.  Bloomberg indicates that it requires all employees to sign confidentiality agreements acknowledging all information received during their employment must be used for legitimate business purposes only.
None

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Standard & Poors, Inc.	CUSIP, description, shares/par, market value, coupon, maturity date, % of total net assets
Provided monthly, with a 30-day lag.  No formal conditions or restrictions.  S&P indicates that its employees are required to follow a code of business conduct that prohibits them from using portfolio information for anything other than performing their job responsibilities, and S&P employees must certify annually that they have followed this code of business conduct.
None
Thomson Reuters	CUSIP, shares/par, market value, cost basis
Provided quarterly, with a 15-day lag.  No formal conditions or restrictions.  Thomson Reuters indicates that it requires all employees to sign confidentiality agreements acknowledging that all information received during their employment must be used for legitimate business purposes only.
None

The CCO has concluded that providing portfolio information to these rating or ranking organizations does not pose a significant risk to the Funds or their shareholders.

•
These policies relating to disclosure of the Funds’ Portfolio Securities do not prohibit: (i) disclosure of information to the Adviser or other Fund service providers, including but not limited to the Funds’ administrator, distributor, custodian, legal counsel, accountants, proxy service, financial printer/typesetter and proxy voting service, or to brokers and dealers in connection with the Funds’ purchase and sale of Portfolio Securities; and (ii) disclosure of holdings of or transactions in Portfolio Securities by a Fund that is made on the same basis to all shareholders of the Fund.

•
The CCO may approve other arrangements, not described herein, under which information relating to Portfolio Securities held by a Fund, or purchased or sold by a Fund (other than information contained in Official Reports), is disclosed to any shareholder or other person.  The CCO shall approve such an arrangement only if she concludes (based on a consideration of the information to be disclosed, the timing of the disclosure, the intended use of the information and other relevant factors) that the arrangement is reasonably necessary to aid in conducting the ongoing business of the Funds and is unlikely to affect adversely the Funds or any shareholder of the Funds and is in the best interests of shareholders and subject to a confidentiality agreement and prohibition of trading based upon material non-public information.

•
Neither the Adviser nor the Trust (or any affiliated person, employee, officer, trustee or director of the Adviser or the Trust) may receive any direct or indirect compensation in consideration of the disclosure of information relating to Portfolio Securities held, purchased or sold by the Funds.

•
The CCO shall inform the Board of Trustees of any arrangements that are approved by the CCO pursuant to these policies, and the rationale supporting such approval, at the next regular quarterly meeting of the Board of Trustees following such approval.  At least annually, the CCO shall provide the Board of Trustees with a report as to compliance with these policies.

Principal Holders of Fund Shares.   As of July 8, 2013, Charles Schwab & Co., Inc., 211 Main Street, San Francisco, California 94105, owned of record 75.86% of the outstanding shares of the

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Equity Fund, 78.31% of the outstanding shares of the Mid-Cap Fund and 71.57% of the outstanding shares of the Alabama Tax Free Fund.  As a result, Charles Schwab & Co., Inc. may be deemed to control each Fund.  As of July 8, 2013, National Financial Services, LLC, 248 East Capitol Street, Jackson, Mississippi, owned of record 11.61% of the outstanding shares of the Mid-Cap Fund and 7.83% of the outstanding shares of the Alabama Tax Free Fund.

CALCULATION OF PERFORMANCE DATA

Each Fund may, from time to time, advertise certain total return information.  The average annual total returns of each Fund are computed by finding the average compounded rates of return over the 1-, 5-, and 10-year periods (or for the period of a Fund’s operations) that would equate the initial amount invested to the ending redeemable value (after adjusting for the reinvestment of any income dividends and capital gain distributions).  In particular, the average annual total returns of a Fund (“T”) are computed by using the redeemable value at the end of a specified period of time (“ERV”) of a hypothetical initial investment of $1,000 (“P”) over a period of time (“n”) according to the formula P (l+T)n = ERV.  Average annual total returns may also be calculated (i) after taxes on distributions and (ii) after taxes on distributions and redemption of Fund shares at the end of the period.  The calculations assume deduction of all taxes due on such Fund distributions.  The ending redeemable value is determined by assuming a complete redemption at the end of the period covered by the computation and, in the case of returns after taxes on distributions and redemption of Fund shares, includes the deduction of capital gains taxes resulting from the redemption or, if appropriate, an adjustment to take into account the tax benefit from any capital losses that may have resulted from the redemption.  After-tax returns are calculated using the highest applicable individual federal marginal tax rate in effect on the reinvestment date of a distribution.  The tax rates used correspond to the tax character of each component of the distributions (that is, the ordinary income tax rate for ordinary income distributions and the long-term capital gains rate for capital gains distributions).  The tax rates may vary over the course of the measurement period.  State and local tax liabilities are disregarded, as are the effect of phaseouts of certain exemptions, deductions and credits at various income levels and the impact of the federal alternative minimum income tax.  Actual after-tax returns will depend on an investor’s tax situation and may differ from those shown.  The after-tax returns are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The Funds’ past performance, before and after taxes, is not necessarily an indication of how the Funds will perform in the future.

The table below shows each Fund’s average annual total returns for periods ended March 31, 2013:

Equity Fund		Mid-Cap Fund		Alabama Tax Free Fund
One Year	9.93%	One Year	13.35%	One Year	1.64%
Five Years	5.46%	Five Years	8.80%	Five Years	2.82%
Ten Years	7.84%	Since Inception (11-17-03)	8.57%	Ten Years	2.72%

In addition, each Fund may advertise other total return performance data (“Nonstandardized Return”).  Nonstandardized Return shows a percentage rate of return encompassing all elements of return (i.e., income and capital appreciation or depreciation) and assumes reinvestment of all dividends and capital gain distributions.  Nonstandardized Return may consist of a cumulative percentage of return, actual year-by-year rates or any combination thereof.

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From time to time, each Fund may advertise its yield.  A yield quotation is based on a 30-day (or one month) period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

Yield = 2[(a-b/cd + 1)6 - 1]
Where:
a = dividends and interest earned during the period
b = expenses accrued for the period (net of reimbursements)
c = the average daily number of shares outstanding during the period that were entitled to receive dividends
d = the maximum offering price per share on the last day of the period

Solely for the purpose of computing yield, dividend income is recognized by accruing 1/360 of the stated dividend rate of the security each day that a Fund owns the security.  Generally, interest earned (for the purpose of “a” above) on debt obligations is computed by reference to the yield to maturity of each obligation held based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day prior to the start of the 30-day (or one month) period for which yield is being calculated, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest).   The yields of the Equity Fund, the Mid-Cap Fund, and the Alabama Tax Free Fund for the 30 days ended March 31, 2013 were 1.09%, 0.46% and 0.80%, respectively.

The tax-equivalent yield of the Alabama Tax Free Fund is computed by using the tax-exempt yield figure and dividing by one minus the applicable tax rate.  The Alabama Tax Free Fund’s tax-equivalent yield for the 30 days ended March 31, 2013, based on the highest marginal combined federal and Alabama income tax rate, was 1.31%.

The Funds’ performance may be compared in advertisements, sales literature and other communications to the performance of other mutual funds having similar objectives or to standardized indices or other measures of investment performance.  In particular, the Equity Fund and the Mid-Cap Fund may compare their performance to the S&P 500 Index and the S&P MidCap 400 Index, respectively, which are generally considered to be representative of the performance of unmanaged large-cap and mid-cap common stocks that are publicly traded in the United States securities markets.  Comparative performance may also be expressed by reference to rankings or broad groups of mutual funds, as prepared or tracked and published by mutual fund monitoring services, such as Lipper or Morningstar, Inc., or by one or more newspapers, newsletters or financial periodicals.  Performance comparisons may be useful to investors who wish to compare the Funds’ past performance to that of other mutual funds and investment products.  Of course, past performance is not a guarantee of future results.

•
Lipper ranks funds in various fund categories by making comparative calculations using total return.  Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in NAV over a specific period of time.

45

•	Morningstar, Inc. rates mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for one month.

Investors may use such indices in addition to the Funds’ Prospectus to obtain a more complete view of the Funds’ performance before investing.  Of course, when comparing the Funds’ performance to any index, factors such as composition of the index and prevailing market conditions should be considered in assessing the significance of such comparisons.  When comparing funds using reporting services or total return, investors should take into consideration any relevant differences in funds such as permitted portfolio compositions and methods used to value portfolio securities and compute offering price. Advertisements and other sales literature for the Funds may quote total returns that are calculated on non-standardized base periods.  The total returns represent the historic change in the value of an investment in the Funds assuming reinvestment of dividends and distributions over a specified period of time.

From time to time the Funds may include in advertisements and other communications information, charts, and illustrations relating to inflation and the effects of inflation on the dollar, including the purchasing power of the dollar at various rates of inflation.  The Funds may also disclose from time to time information about their portfolio allocation and holdings at a particular date (including ratings of securities assigned by independent rating services such as Standard & Poor’s Ratings Services and Moody’s Investors Service, Inc.).  The Funds may also depict the historical performance of the securities in which the Funds may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indices of those investments, or economic indicators.  The Funds may also present their performance and other investment characteristics, such as volatility or a temporary defensive posture, in light of the Adviser’s view of current or past market conditions or historical trends.  The Funds may also include in advertisements and in materials furnished to present and prospective shareholders statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed to meet specific financial goals, such as saving for retirement, children’s education, or other future needs.

FINANCIAL STATEMENTS AND REPORTS

The financial statements of the Funds will be audited each year by an independent registered public accounting firm. Shareholders will receive annual audited and semiannual (unaudited) reports when published, and will receive written confirmation of all confirmable transactions in their account.  A copy of the Annual Report will accompany this Statement of Additional Information whenever the Statement of Additional Information is requested by a shareholder or prospective investor.  The financial statements of the Funds for the year ended March 31, 2013 , together with the report of Ernst & Young LLP thereon, are incorporated herein by reference to the Annual Report of the Funds.

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APPENDIX A

WILLIAMSBURG INVESTMENT TRUST

POLICIES AND PROCEDURES FOR VOTING PROXIES

1.         Purpose.  The purpose of this memorandum is to describe the policies and procedures for voting proxies received from issuers whose securities are held by the Trust.  These policies and procedures are to be implemented by the Investment Advisers to the various Funds.

2.         Definitions

(a)           Proxy.  A proxy permits a shareholder to vote without being present at annual or special meetings.  A proxy is the form whereby a person who is eligible to vote on corporate matters transmits written instructions for voting or transfers the right to vote to another person in place of the eligible voter.  Proxies are generally solicited by management, but may be solicited by dissident shareholders opposed to management’s policies or strategies.

(b)           Proxy Manager.  Proxy manager, as used herein, refers to the individual, individuals or committee of individuals appointed by the Investment Advisers to the various Funds as being responsible for supervising and implementing these Policies and Procedures.

3.         Policy for Voting Proxies.

(a)           Fiduciary Considerations.  Proxies are voted solely in the interests of the shareholders of the Trust.  Any conflict of interest must be resolved in the way that will most benefit the shareholders.

(b)           Management Recommendations.  Since the quality and depth of management is a primary factor considered when investing in a company, the recommendation of management on any issue should be given substantial weight.

The vote with respect to most issues presented in proxy statements should be cast in accordance with the position of the company’s management, unless it is determined that supporting management’s position would adversely affect the investment merits of owning the stock.  However, each issue should be considered on its own merits, and the position of the company’s management should not be supported in any situation where it is found not to be in the best interests of the Trust’s shareholders.

4.         Conflicts of Interest.   The Trust recognizes that under certain circumstances the Investment Advisers may have a conflict of interest in voting proxies on behalf of the various Funds.  Such circumstances may include, but are not limited to, situations where the Investment Adviser or one or more of its affiliates, including officers, directors and employees, has or is seeking a client relationship with the issuer of the security that is the subject of the proxy vote.  The Investment Adviser shall periodically inform its employees that they are under an obligation to be aware of the potential for conflicts of interest on the part of the Investment Adviser with respect to voting proxies on behalf of the Funds, both as a result of the employee’s personal relationships and

47

due to circumstances that may arise during the conduct of the Investment Adviser’s business, and to bring conflicts of interest of which they become aware to the attention of the proxy manager.  The Investment Adviser shall not vote proxies relating to such issuers on behalf of the Funds until it has determined that the conflict of interest is not material or a method of resolving such conflict of interest has been determined in the manner described below.  A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence the Adviser’s decision-making in voting a proxy.  Materiality determinations will be based upon an assessment of the particular facts and circumstances.  If the proxy manager determines that a conflict of interest is not material, the Investment Adviser may vote proxies notwithstanding the existence of a conflict.  If the conflict of interest is determined to be material, either (i) the conflict shall be disclosed to the Audit Committee and the Investment Adviser shall follow the instructions of the Audit Committee or (ii) the Investment Adviser shall vote the issue in question based upon the recommendation of an independent third party under a contractual arrangement approved by the Audit Committee. The proxy manager shall keep a record of all materiality decisions and report them to the Audit Committee on a quarterly basis.

5.         Routine Proposals.  Proxies for routine proposals (such as election of directors, selection of independent public accountants, stock splits and increases in capital stock) should generally be voted in favor of management.

6.         Non-routine Proposals.

(a)           Guidelines on Anti-takeover Issues.  Since anti-takeover proposals generally reduce shareholders’ rights, the vote with respect to these proposals should generally be “against.”  During review of the proposal, if it is concluded that the proposal is beneficial to shareholders, a vote for the proposal should be cast.  This may (but is not required to) be the case for staggered board and fair price amendments. Other anti-takeover issues include supermajority rules, superstock, poison pills and greenmail.

(b)           Guidelines on Social and Political Issues.  Social and political issues should be reviewed on a case by case basis.  Votes should generally be cast with management on social or political issues, subject to review by the proxy manager appointed by the Investment Adviser who shall be the portfolio manager, securities analyst or other investment professional.

7.         Proxy Manager Approval.  Votes on non-routine matters (including the matters in paragraph 5 and mergers, stock option and other compensation plans) and votes against a management’s recommendations are subject to approval by the proxy manager.

8.         Proxy Voting Procedures.  Proxy voting will be conducted in compliance with the policies and practices described in this memorandum and is subject to the proxy manager’s supervision.  A reasonable effort should be made to obtain proxy material and to vote in a timely fashion.  Records should be maintained regarding the voting of proxies under these Policies and Procedures.

9.         Report to the Board.  On an annual basis, the proxy manager or his designee will report in writing to the Board of Trustees on the general manner in which proxy proposals relating to anti-takeover, social and political issues were voted, as well as proposals that were voted in opposition to management’s recommendations.

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10.       Investment Advisers’ Voting Procedures. The Trust acknowledges that the Investment Advisers to the various Funds have adopted voting policies and procedures for their clients which have been delivered to the Trust.  To the extent that such policies and procedures are consistent with these Policies and Procedures, the Investment Advisers may implement them with respect to voting proxies on behalf of the various Funds.  However, the provisions of paragraph 4 of these Policies and Procedures relating to conflicts of interest shall supercede any comparable provisions of the Investment Advisers’ policies and procedures.

As adopted November 1, 2004

49

Leavell Investment Management, Inc.
IA Policies and Procedures Manual

Proxy Voting

Policy

Proxy voting policies and procedures are required by Rule 275.206(4)-6 of The Investment Advisors Act of 1940.  The policy and procedures which follows are effective August 1, 2003 and supersede all previous policies.

General Policy

This policy is designed to guide Leavell Investment Management, Inc., (LIM) in its fiduciary responsibility to vote proxies, where directed by the client, in a manner which best serves the ownership interest of the shareholder.  In doing so, LIM believes that its focus should be primarily concerned with maximizing the value of client portfolios relative to appropriate risk controls and to the agreed upon objectives for the accounts.  LIM normally votes in support of company management, but it votes against proposals which it believes to impact negatively the value of its clients’ ownership of the company’s stock.  Further, it is LIM’s policy to vote against proposals which appear overly complex or which are presented in such a manner that the shareholder’s best interest is not readily attainable.

Background

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised.

Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 275.206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser’s interests and those of its clients; (b) to disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) to describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser’s proxy voting activities when the adviser does have proxy voting authority.

Responsibility

Portfolio managers have the responsibility of determining how proxies will be voted.  Thomas W. Leavell is the firm’s designated Proxy Manager and will make specific assignments of certain companies to a portfolio manager to review and vote that company’s proxies.  In an instance where the vote of an item does not clearly conform to the perceived best interest of the shareholder, the specified portfolio manager is responsible for consulting with other portfolio managers to arrive at a consensus as to how the proxy will be voted.  Ultimate responsibility for the vote resides with the appointed portfolio manager.

Procedure

Proxy Voting Policy Regarding:

Routine Proposals:

Routine proposals are generally those which do not change the structure, bylaws, or operations of the company.  These proposals are generally voted “for” with management.  Examples of such items include:

•   Approval of Auditors
•   Changes of Date and Place of Annual Meeting
•   Election of Directors
•   Changes in Company Name
•   Indemnification Provision for Directors
•   Stock Splits
•   Share Repurchases

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Non-Routine Proposals

Issues in this category are potentially more likely to affect the value of a shareholder’s investment.  Each item in this category is reviewed on a case-by-case basis.  Again, the fiduciary responsibility to vote the proxy “for” or “against” is governed by the attempt to best serve the ownership interest of the client.

•   Mergers and Acquisitions
•   Issuance of Securities to Meet Ongoing Corporate Capital Needs
•   Restructuring
•   Re-incorporation
•   Increase in number of Directors
•   Stock Option Plans
•   Management Compensation
•   “Golden Parachutes”
•   Board Structure (Inside vs. Outside Directors)
•   Cumulative Voting
•   “Poison Pills”
•   Director Stock Ownership Requirements
•   Incentive Plans
•   Tender Offers
•   Debt Restructuring
•   Director Tenure
•   Stock Option Repricing
•   Stock Option Expensing
•   Retirement Plans
•   Social Issues

Conflicts of Interest

LIM occasionally may be subject to conflicts of interest in the voting of proxies due to business or personal relationships which it maintains with persons and/or companies having an interest in the outcome of certain votes.

If any employee of LIM at any time becomes aware of any potential or actual conflict of interest relating to a particular proxy proposal, he/she shall promptly report such conflict to the Proxy Manager or to the Compliance Officer.  Conflicts of interest will be handled in various ways depending on the type and materiality.  For example:

1.	Potential conflicts which fall into the “Routine Proposal” category will usually be voted “for” management’s position.

2.
In the “Non-Routine Proposal” category the potential conflict will be evaluated on a case-by-case basis.  If it is the consensus of at least two reviewers that there is not a conflict, then in such event the proxy will be voted in accordance with normal voting procedures.  If, however, it is determined that a conflict exists, then in such event the matter will be submitted to the client, and the proxy will be voted pursuant to the direction of the client.

Proxy Voting Records

According to guidelines provided in Rule 275.206(4)-6 of the Investment Advisors Act of 1940:

1.	Proxy voting records will be maintained electronically by LIM for five years subsequent to the activity.

2.
Proxy records may be obtained by any client of LIM by requesting them in writing from the Compliance Officer at P.O. Box 1307, Mobile, Alabama 36633.  Requests also may be processed through the e-mail address: tleavell@leavellinvestments.com.

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STATEMENT OF ADDITIONAL INFORMATION

THE JAMESTOWN FUNDS

THE JAMESTOWN BALANCED FUND – Ticker: JAMBX
THE JAMESTOWN EQUITY FUND – Ticker: JAMEX
THE JAMESTOWN TAX EXEMPT VIRGINIA FUND – Ticker: JTEVX

Series of
WILLIAMSBURG INVESTMENT TRUST

August 1, 2013

FUND OBJECTIVES, INVESTMENTS, STRATEGIES AND RISKS	2
MUNICIPAL OBLIGATIONS	9
DESCRIPTION OF BOND RATINGS	16
INVESTMENT LIMITATIONS	18
TRUSTEES AND OFFICERS	21
INVESTMENT ADVISER	31
ADMINISTRATOR	33
DISTRIBUTOR	34
OTHER SERVICE PROVIDERS	34
PORTFOLIO SECURITIES AND BROKERAGE	35
SPECIAL SHAREHOLDER SERVICES	36
PURCHASE OF SHARES	37
REDEMPTION OF SHARES	38
NET ASSET VALUE DETERMINATION	39
FUND EXPENSES	39
ADDITIONAL TAX INFORMATION	39
GENERAL INFORMATION ABOUT THE TRUST	43
CALCULATION OF PERFORMANCE DATA	46
FINANCIAL STATEMENTS AND REPORTS	48
POLICIES AND PROCEDURES FOR VOTING PROXIES	49

This Statement of Additional Information is not a prospectus and should only be read in conjunction with the Prospectus of The Jamestown Funds dated August 1, 2013 .  This Statement of Additional Information is incorporated by reference in its entirety into the Prospectus.  The Prospectus may be obtained from the Funds, at no charge, by writing to Williamsburg Investment Trust, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, or by calling toll-free 1-866-738-1126.

FUND OBJECTIVES, INVESTMENTS, STRATEGIES AND RISKS

The Jamestown Balanced Fund (the “Balanced Fund”), The Jamestown Equity Fund (the “Equity Fund”) and The Jamestown Tax Exempt Virginia Fund (the “Tax Exempt Virginia Fund”) are three separate investment portfolios of Williamsburg Investment Trust (the “Trust”).  All information contained herein applies to each of the Funds unless otherwise noted.

The investment objectives and principal strategies of the Funds are described in the Prospectus.  Supplemental information about these strategies is set forth below.  Certain capitalized terms used herein are defined in the Prospectus.

Foreign Securities.  Because of the inherent risk of foreign securities over domestic issues, the Funds will not invest in foreign investments except those traded domestically as American Depositary Receipts (“ADRs”).  ADRs are receipts typically issued by an American bank or trust company that evidence ownership of underlying securities issued by a foreign corporation.  The Funds may invest in foreign securities if Lowe, Brockenbrough & Co., Inc. (the “Adviser”) believes such investment would be consistent with the Funds’ investment objectives.  The same factors would be considered in selecting foreign securities as with domestic securities, as discussed in the Prospectus.  Foreign securities investment presents special considerations not typically associated with investments in domestic securities. Foreign taxes may reduce income. Currency exchange rates and regulations may cause fluctuation in the value of foreign securities.  Foreign securities are subject to different regulatory environments than in the United States and, compared to the United States, there may be a lack of uniform accounting, auditing and financial reporting standards, less volume and liquidity and more volatility, less public information, and less regulation of foreign issuers.  Countries have been known to expropriate or nationalize assets, and foreign investments may be subject to political, financial or social instability or adverse diplomatic developments.  There may be difficulties in obtaining service of process on foreign issuers and difficulties enforcing judgments against such issuers with respect to claims under U.S. securities laws.  Favorable or unfavorable differences between U.S. and foreign economies could affect foreign securities values.  The U.S. Government has, in the past, discouraged certain foreign investments by U.S. investors through taxation or other restrictions and it is possible that such restrictions could be imposed again.  In addition to these risks, foreign economies may be less stable than the U.S. economy.  For example, European Union member countries that use the Euro as their currency (Eurozone countries) lack the ability to implement an independent monetary policy and may be significantly affected by requirements that limit their fiscal options.  Eurozone country Greece defaulted on its national debt in March 2012 in a restructuring that forced investors to write off more than 100 billion Euros of debt.  Other Eurozone countries, including Ireland, Portugal, Italy and Spain, are facing significant economic strains, some of which may have negative long-term effects for their economies and the economies of other European countries.

Warrants and Rights.  Warrants are essentially options to purchase equity securities at specific prices and are valid for a specific period of time.  Prices of warrants do not necessarily move in concert with the prices of the underlying securities.  Rights are similar to warrants but generally have a short duration and are distributed directly by the issuer to its shareholders.  Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

U.S. Government Securities.  The Funds may invest in debt obligations that are issued or guaranteed by the U.S. Government, its agencies and instrumentalities (“U.S. Government Securities”) as described herein.  U.S. Government Securities include the following securities: (1) U.S. Treasury obligations of various interest rates, maturities and issue dates, such as U.S. Treasury bills (mature in one year or less), U.S. Treasury notes (mature in one to seven years), and U.S. Treasury bonds (mature in more than seven years), the payments of principal and interest of which are all backed by the full faith and credit of the U.S. Government; (2) obligations issued or guaranteed by U.S. Government agencies or instrumentalities, some of which are backed by the full faith and credit of the U.S. Government, e.g., obligations of the Government National Mortgage Association (“GNMA”), the Farmers Home Administration and the Export Import Bank; some of which do not carry the full faith and credit of the U.S. Government but which are supported by the right of the issuer to borrow from the U.S. Government, e.g., obligations of the Tennessee Valley Authority, the U.S. Postal Service, the Federal National Mortgage Association (“FNMA”), and the Federal Home Loan Mortgage Corporation (“FHLMC”); and some of which are backed only by the credit of the issuer itself, e.g., obligations of the Student Loan Marketing Association, the Federal Home Loan Banks and the Federal Farm Credit Bank; and (3) any of the foregoing purchased subject to repurchase agreements as described herein. The guarantee of the U.S. Government does not extend to the yield or value of U.S. Government Securities or the Funds’ shares.

Obligations of GNMA, FNMA and FHLMC may include direct pass-through “Certificates,” representing undivided ownership interests in pools of mortgages.  Such Certificates are guaranteed as to payment of principal and interest (but not as to price and yield) by the U.S. Government or the issuing agency.  Mortgage Certificates are subject to more rapid prepayment than their stated maturity date would indicate; their rate of prepayment tends to accelerate during periods of declining interest rates and, as a result, the proceeds from such prepayments may be reinvested in instruments that have lower yields.  To the extent such securities were purchased at a premium, such prepayments could result in capital losses.

In August 2011, Standard & Poor’s lowered the long-term sovereign credit rating of U.S. Government securities from AAA to AA+ and also downgraded the long-term credit ratings of U.S. government-sponsored enterprises.  Continued concerns over the extent of the government’s debt and fiscal burdens have prompted Standard & Poor’s to warn of future downgrades.  A downgrade of the ratings of U.S. Government securities could result in higher interest rates, disrupt the capital markets and generally have a negative impact on the U.S. economy.  Any downgrade of the credit rating of the securities issued by the U.S. government may result in a downgrade of securities issued by its agencies or instrumentalities, including government sponsored entities.

Repurchase Agreements.  The Funds may acquire U.S. Government Securities subject to repurchase agreements.  A repurchase transaction occurs when, at the time a Fund purchases a security, it also resells it to the vendor (normally a member bank of the Federal Reserve System or a registered Government Securities dealer).  The Fund  must deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed upon date in the future.  Such securities, including any securities so substituted, are referred to as the “Repurchase Securities.”  The repurchase price exceeds the purchase price by an amount that reflects an agreed upon market interest rate effective for the period of time during which the repurchase agreement is in effect.

The majority of these transactions run day to day and the delivery pursuant to the resale typically will occur within one to five days of the purchase.  The Funds’ risk is limited to the ability of the vendor to pay the agreed upon sum upon the delivery date.  In the event of bankruptcy or other default by the vendor, there may be possible delays and expenses in liquidating the instrument purchased, decline in its value and loss of interest to the extent that the proceeds from the sale and accrued interest on the security are less than the resale price provided in the repurchase agreement.  These risks are minimized when the Funds hold a perfected security interest in the Repurchase Securities and can therefore sell the instrument promptly.  Under guidelines adopted by the Trustees, the Adviser will carefully consider the creditworthiness of a vendor during the term of the repurchase agreement.  Repurchase agreements are considered as loans collateralized by the Repurchase Securities, such agreements being defined as “loans” under the Investment Company Act of 1940 (the “1940 Act”).  The return on such “collateral” may be more or less than that from the repurchase agreement.  The market value of the resold securities will be monitored so that the value of the “collateral” is at all times at least equal to the value of the loan, including the accrued interest earned thereon.  All Repurchase Securities will be held by the Funds’ custodian either directly or through a securities depository.  Each Fund will not enter into a repurchase agreement that will cause more than 10% of its net assets to be invested in repurchase agreements that extend beyond seven days and other illiquid securities.

Collateralized Mortgage Obligations and Other Mortgage-Related Securities.  The Balanced Fund may invest in collateralized mortgage obligations (“CMOs”) which are generally backed by mortgage pass-through securities or whole mortgage loans.  CMOs are usually structured into classes of varying maturities and principal payment priorities.  The prepayment sensitivity of each class may or may not resemble that of the CMOs’ collateral depending on the maturity and structure of that class.  CMOs pay interest and principal (including prepayments) monthly, quarterly or semiannually.  Most CMOs are AAA rated, reflecting the credit quality of the underlying collateral; however, some classes carry greater price risk than that of their underlying collateral.  The Adviser will invest in CMO classes only if their characteristics and interest rate sensitivity fit the investment objectives and policies of the Fund.

In addition to the mortgage pass-through securities and the CMOs mentioned above, the Balanced Fund may also invest in other mortgage derivative products if the Adviser views them to be consistent with the overall policies and objectives of the Fund.  Current offerings include “principal only” (PO) and “interest only” (IO) Stripped Mortgage Backed Securities (“SMBS”).  POs and IOs are created when a mortgage pass-through certificate is separated into two securities – one security representing a claim to principal distributions and the other representing a claim to the corresponding interest payments.  As prepayments on the underlying mortgage loans rise (typically when interest rates fall), the PO security holders receive their principal sooner than expected, which serves to increase the POs’ yield.  The IO security holders receive interest payments only on the outstanding principal amount of the underlying mortgage loans.  Therefore, if prepayments on the notional principal on the IO rise, the IO’s price will fall.  As POs generally benefit from declining interest rates and IOs generally benefit from rising interest rates, these securities can provide an effective way to stabilize portfolio value.

SMBS are much more sensitive to prepayment fluctuations than are regular mortgage-backed securities and therefore involve more risk.  Due to the deep discounted prices of SMBS, any mismatch in actual versus anticipated prepayments of principal will significantly increase or decrease the yield to maturity.  In general, changes in interest rate levels will have the greatest effect on prepayments.  Sufficiently high prepayments could result in purchasers of IOs not recovering the full amount of their initial investment.

The Adviser expects that governmental, government related and private entities may create other mortgage-related securities offering mortgage pass-through and mortgage collateralized instruments in addition to those described herein.  As new types of mortgage securities are developed and offered to the investment community, the Adviser will, consistent with the Fund’s investment objectives, policies and quality standards, consider making investments in such new types of mortgage-related securities.

Asset-Backed Securities.   The Balanced Fund may invest in asset-backed securities backed by various loans, such as automobile loans, home equity loans, credit card receivables, marine loans, recreational vehicle loans and manufactured housing loans.  Typically, asset-backed securities represent undivided fractional interests in a pool whose assets consist of loans and security interests in the collateral securing the loans.  Payments of principal and interest on asset-backed securities are passed through monthly to certificate holders.  In some cases, asset-backed securities are divided into senior and subordinated classes so as to enhance the quality of the senior class.  Underlying loans are subject to prepayment, which may reduce the overall return to certificate holders.  If the subordinated classes are exhausted and the full amounts due on underlying loans are not received because of unanticipated costs, depreciation, damage or loss of the collateral securing the contracts, or other factors, certificate holders may experience delays in payment or losses on asset-backed securities.  The Balanced Fund may invest in other asset-backed securities that may be developed in the future.

Zero Coupon and Original Issue Discount (“OID”) Bonds.  The Balanced Fund may invest in zero coupon and original issue discount bonds, which are typically offered without coupons or with very low coupons.  These bonds will typically be more interest rate sensitive than a comparable maturity current coupon bond.  The majority of zero coupon bonds have been created when a qualified U.S. Government Security is exchanged for a series of “Strips” through the Federal Reserve Bank.  Strips have been created from, among others, U.S. Treasury and Financing Corporation securities.  A number of U.S. Government Securities have also been repackaged by broker-dealers or commercial banks into trusts that issue zero coupon receipts such as U.S. Treasury Receipts (“TRs”) or Treasury Investment Growth Receipts (“TIGRs”).  Zero coupon and original issue discount bonds generate income under generally accounting principles, but do not generate cash flow, resulting in the possibility that the Fund may be required to sell portfolio securities to make distributions as required under Subchapter M of the Internal Revenue Code.

Variable and Floating Rate Securities.  The Funds may invest in variable or floating rate securities which adjust the interest rate paid at periodic intervals based on an interest rate index.  Typically, floating rate securities use as their benchmark an index such as the 1, 3 or 6 month LIBOR, 3, 6 or 12 month Treasury bills, or the Federal Funds rate.  Resets of the rates can occur at predetermined intervals or whenever changes in the benchmark index occur.

Shares of Other Investment Companies.   Each Fund may invest in shares of other investment companies.   Each Fund will not purchase securities of other investment companies, except through purchases in the open market involving only customary brokerage commissions.  With respect to the Balanced Fund and the Equity Fund, such other investment companies may include Standard & Poor’s Depository Receipts (“SPDRs”) and shares of the DIAMONDS Trust (“DIAMONDs”). SPDRs are exchange-traded securities that represent ownership of the SPDR Trust, a long-term unit investment trust that has been established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the Standard & Poor’s Composite Stock Price Index. Holders of SPDRs are entitled to receive proportionate quarterly distributions corresponding to the dividends which accrue on the S&P 500 stocks in the underlying portfolio, less accumulated expenses of the SPDR Trust.  DIAMONDs operate similarly to SPDRs, except that the DIAMONDS Trust is intended to track the price performance and dividend yield of the Dow Jones Industrial Average. Unlike traditional mutual funds, SPDRs and DIAMONDs are traded like a stock on a securities exchange and may be purchased or sold throughout the trading day based upon their market price. This characteristic of SPDRs and DIAMONDs is a risk separate and distinct from the risk that the net asset value (“NAV”) will decrease.

Shares of other exchange-traded funds (“ETFs”) may also be purchased by the Funds.  An ETF is an investment company registered under the 1940 Act that holds a portfolio of securities designed to track the performance of a particular index.  ETFs sell and redeem their shares at NAV in large blocks (typically 50,000 of its shares) called “creation units.”  Shares representing fractional interests in these creation units are listed for trading on national securities exchanges and can be purchased and sold in the secondary market in lots of any size at any time during the trading day.  Some ETFs are subject to percentage investment limitations imposed by the 1940 Act, except to the extent that investments in such ETFs are exempt from percentage limitations, pursuant to Securities and Exchange Commission (“SEC”) Order, in which case they will not be subject to any such investment limitation.  Investments in ETFs involve certain inherent risks generally associated with investments in a broadly-based portfolio of securities including: (1) risks that the general level of securities prices may decline, thereby adversely affecting the value of each unit of the ETF; (2) an ETF may not fully replicate the performance of its benchmark index because of the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or number of securities held; (3) an ETF may also be adversely affected by the performance of the specific index, market sector or group of industries on which it is based; and (4) an ETF may not track an index as well as a traditional index fund because ETFs are valued by the market and, therefore, there may be a difference between the market value and the ETF’s NAV.

The Equity Fund and the Balanced Fund will not purchase securities of other investment companies if as a result more than 5% of a Fund’s total assets would be invested in such securities.  The Tax Exempt Virginia Fund does not presently intend to invest more than 10% of its total assets in securities of other investment companies.

To the extent the Funds invest in securities of other investment companies, Fund shareholders would indirectly pay a portion of the operating costs of such companies.  These costs include management, brokerage, shareholder servicing and other operational expenses.  Indirectly, then, shareholders may pay higher operational costs than if they owned the underlying investment companies directly.

Description of Money Market Instruments.  Money market instruments may include U.S. Government Securities or corporate debt obligations (including those subject to repurchase agreements) as described herein, provided that they mature in thirteen months or less from the date of acquisition and are otherwise eligible for purchase by the Funds.  Money market instruments also may include Bankers’ Acceptances and Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper and Variable Amount Demand Master Notes (“Master Notes”).  Bankers’ Acceptances are time drafts drawn on and “accepted” by a bank, which are the customary means of effecting payment for merchandise sold in import-export transactions and are a source of financing used extensively in international trade.  When a bank “accepts” such a time draft, it assumes liability for its payment.  When the Funds acquire a Bankers’ Acceptance, the bank which “accepted” the time draft is liable for payment of interest and principal when due.  The Bankers’ Acceptance, therefore, carries the full faith and credit of such bank.  A Certificate of Deposit (“CD”) is an unsecured interest-bearing debt obligation of a bank.  CDs acquired by the Funds would generally be in amounts of $100,000 or more.  Commercial Paper is an unsecured, short term debt obligation of a bank, corporation or other borrower.  Commercial Paper maturity generally ranges from two to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument.  The Funds will invest in Commercial Paper only if it is rated in the highest rating category by any nationally recognized statistical rating organization (“NRSRO”) or, if not rated, if the issuer has an outstanding unsecured debt issue rated in the three highest categories by any NRSRO or, if not so rated, is of equivalent quality in the Adviser’s assessment.  Commercial Paper may include Master Notes of the same quality.  Master Notes are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest. Master Notes are acquired by the Funds only through the Master Note program of the Funds’ custodian, acting as administrator thereof.  The Adviser will monitor, on a continuous basis, the earnings power, cash flow and other liquidity ratios of the issuer of a Master Note held by the Funds.

Forward Commitment and When-Issued Securities.  The Balanced Fund and the Tax Exempt Virginia Fund may purchase securities on a when-issued basis or for settlement at a future date if the Funds hold sufficient assets to meet the purchase price.  In such purchase transactions the Funds will not accrue interest on the purchased security until the actual settlement. Similarly, if a security is sold for a forward date, the Funds will accrue the interest until the settlement of the sale. When-issued security purchases and forward commitments have a higher degree of risk of price movement before settlement due to the extended time period between the execution and settlement of the purchase or sale.  As a result, the exposure to the counterparty of the purchase or sale is increased.  Although the Funds would generally purchase securities on a forward commitment or when-issued basis with the intention of taking delivery, the Funds may sell such a security prior to the settlement date if the Adviser felt such action was appropriate.  In such a case, the Funds could incur a short-term gain or loss.

Borrowing.  Each Fund may borrow, temporarily, up to 5% of its total assets for extraordinary or emergency purposes and may increase the limit (to one-third of total assets in the case of the Balanced Fund and the Equity Fund, and 15% of total assets in the case of the Tax Exempt

Virginia Fund) to meet redemption requests that might otherwise require untimely disposition of portfolio holdings. To the extent the Funds borrow for these purposes, the effects of market price fluctuations on NAV will be exaggerated.  If, while such borrowing is in effect, the value of a Fund’s assets declines, the Fund may be forced to liquidate portfolio securities when it is disadvantageous to do so.  The Funds would incur interest and other transaction costs in connection with such borrowing.  No Fund will make any additional investments while its outstanding borrowings exceed 5% of the current value of its total assets.

Commodity Exchange Act Regulation.  The Funds have claimed an exclusion from the definition of the term “commodity pool” under the Commodity Exchange Act (“CEA”) and, therefore, are not subject to registration or regulation under the CEA.  A Fund claiming the exclusion is limited in its ability to use certain derivatives, such as futures, certain options, and swaps, without the Fund becoming subject to U.S. Commodity Futures Trading Commission (“CFTC”) regulation.  On an annual basis, a Fund is required to reaffirm its eligibility to continue to claim the exclusion.  If a Fund’s use of derivatives would prevent it from claiming the exclusion (or any other exclusion or exemption available under CFTC regulations), then the Adviser may be subject to regulation as a commodity pool operator or commodity trading advisor with respect to the Fund, and the Fund may become subject to regulation by the CFTC.  A Fund may incur additional expenses in complying with the CFTC’s recordkeeping, reporting and disclosure requirements.  However, until the applicable SEC regulations and CFTC regulations relating to investment companies are harmonized, the nature and extent to which CFTC regulations may affect a Fund is uncertain.

Focused Investments.  The greater a Fund’s exposure to (or focus on) any single type of investment, including investment in a given industry, sector, country, region or type of security, the greater the impact the performance of that investment will have on a Fund’s performance.  To the extent a Fund has greater exposure to any single type of investment, the Fund’s potential for loss (or gain) will be greater than if its portfolio were invested more broadly in many types of investments.

Real Estate Investment Trusts (“REITs”).  While the Funds will not invest in real estate directly, they may be subject to risks similar to those associated with real estate investments because of their ability to purchase securities of companies in the real estate industry.   A REIT is a pooled investment vehicle that invests primarily in income producing real estate or real estate related loans or interests.  REITs are subject to the strength of the real estate market and could be affected by the following factors: overbuilding and increased competition; increases in property taxes and operating expenses; declines in the value of real estate; lack of availability of equity and debt financing to refinance maturing debt; vacancies due to economic conditions and tenant bankruptcies; losses due to costs resulting from environmental contamination and its related clean-up; changes in interest rates; changes in zoning laws; casualty or condemnation losses; variation in rental income; changes in neighborhood values and functional obsolescence and appeal of properties to tenants.  Other REITs that operate as property leasing companies for a particular industry, such as the wireless network or timber industry, are more dependent on the strength of their underlying industry than the strength of the real estate market.  A number of corporations operating in businesses unrelated to real estate (including owners of billboards, landfills, casinos and document storage facilities) have converted to a REIT structure or spun-off assets into REITs in order to take advantage of federal tax benefits. However, the IRS recently announced that it has formed an internal working group to study the current legal standards it uses to define “real estate” for purposes of firms qualifying as REITS under the tax code.   Until further guidance relating to REIT conversions is issued, the nature and extent to which REIT conversions may affect a Fund is uncertain.

Portfolio Turnover.  Portfolio turnover will not be a limiting factor when the Adviser deems changes appropriate.  By utilizing the approach to investing described herein, it is expected that annual portfolio turnover will generally not exceed 100% with respect to each Fund.  Market conditions may dictate, however, a higher rate of portfolio turnover in a particular year.  The degree of portfolio activity affects the brokerage costs of the Funds and may have an impact on the total amount of taxable distributions to shareholders.

MUNICIPAL OBLIGATIONS

Description of Municipal Obligations.  Municipal Obligations include bonds, notes and commercial paper issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from federal income taxes (without regard to whether the interest thereon is also exempt from the personal income taxes of any state).  Municipal Obligation bonds are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Municipal Obligation bonds may be issued include refunding outstanding obligations, obtaining funds for general operating expenses, and obtaining funds to loan to other public institutions and facilities.  In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide privately-operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity.  Such obligations are included within the term Municipal Obligations if the interest paid thereon qualifies as exempt from federal income tax.  Other types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute Municipal Obligations, although the current federal tax laws place substantial limitations on the size of such issues.

The two principal classifications of Municipal Obligation bonds are “general obligation” and “revenue” bonds.  General obligation bonds are secured by the issuer’s pledge of its good faith, credit and taxing power for the payment of principal and interest.  The payment of the principal of and interest on such bonds may be dependent upon an appropriation by the issuer’s legislative body.  The characteristics and enforcement of general obligation bonds vary according to the law applicable to the particular issuer.  Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source.  Industrial development bonds which are Municipal Obligations are in most cases revenue bonds and do not generally constitute the pledge of the credit of the issuer of such bonds.

Municipal Obligation notes generally are used to provide for short-term capital needs and generally have maturities of one year or less.  Municipal Obligation notes include:

1.           Tax Anticipation Notes.  Tax Anticipation Notes are issued to finance working capital needs of municipalities.  Generally, they are issued in anticipation of various tax revenues, such as income, sales, use and business taxes, and are payable from these specific future taxes.

2.           Revenue Anticipation Notes.  Revenue Anticipation Notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under Federal Revenue Sharing Programs.

3.           Bond Anticipation Notes.  Bond Anticipation Notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the Notes.

Issues of commercial paper typically represent short-term, unsecured, negotiable promissory notes.  These obligations are issued by agencies of state and local governments to finance seasonal working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt.  In most cases, Municipal Obligation commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

The yields on Municipal Obligations are dependent on a variety of factors, including general market conditions, supply and demand, liquidity and general conditions of the Municipal Obligation market, size of a particular offering, the maturity of the obligation and rating (if any) of the issue.

Factors Affecting Virginia Municipal Obligations.  The following information regarding certain economic, financial and legal matters pertaining to Virginia is drawn primarily from official statements relating to securities offerings of Virginia and other publicly available documents, dated as of various dates prior to the date of this Statement of Additional Information, and do not purport to be complete descriptions.  Data regarding the financial condition of Virginia State government may not be relevant to Municipal Obligations issued by political subdivisions of Virginia.  Moreover, the general economic conditions discussed may or may not affect issuers of the obligations.  The Trust has not independently verified this information.

The Constitution of Virginia limits the ability of the Commonwealth to create debt and requires a balanced budget.  General obligations of cities, towns and counties in Virginia are payable from the general revenues of the entity issuing such obligations, including ad valorem tax revenues on property within the jurisdiction.  The obligation to levy taxes could be enforced by mandamus, but such a remedy may be impracticable and difficult to enforce.  Under the Code of Virginia, a holder of any general obligation bond in default may file an affidavit setting forth such default with the Governor.  If, after investigating, the Governor determines that such default exists, he is directed to order the State Comptroller to withhold State funds appropriated and payable to the entity and apply the amount so withheld to unpaid principal and interest.  The Commonwealth, however, has no obligation to provide any additional funds necessary to pay such principal and interest.

The economy of Virginia is broadly-based and encompasses the service, wholesale and retail trade, government and manufacturing sectors.  With Northern Virginia, considered a part of the Washington, D.C. metropolitan area, and Hampton Roads, which has the nation’s largest concentration of military installations, the federal government has a strong economic impact on Virginia’s economy.  Virginia is affected by changes in levels of federal funding and financial support of certain industries as well as by federal spending cutbacks, as approximately 20% of all jobs in Virginia are dependent on military spending.  In August 2011, Moody’s revised Virginia’s credit outlook to negative because of its significant levels of federal government employment and defense related spending.  In response to the federal budget uncertainties, the Commonwealth created the Federal Action Contingency Trust Fund and deposited $30 million to assist in mitigating the potential effect of federal budget uncertainties on the Virginia economy.  In addition, the Governor instructed Cabinet Secretaries to prepare and submit plans for 4% reductions in General Fund spending for fiscal year 2014.  On July 19, 2013 Moody’s revised its outlook on Virginia’s Aaa credit rating to “stable.”

While the national recession has affected state revenues, Virginia continues to fare better than the nation, which is attributable in part to its well-educated workforce and proximity to the nation’s capital, its importance as a defense contractor, the positive role of the deepwater port at Hampton Roads and its strategic location on the eastern seaboard.  Virginia also has significant concentrations of high-technology employers, predominately in the Northern Virginia area.  The Commonwealth’s unemployment rate of 6.0% in 2012 was much lower than the national average of 8.5% and Virginia ranked tenth among all states in March 2013. In the last decade, the Southside and Southwest regions have routinely experienced higher rates of unemployment than other areas, largely due to the loss of manufacturing jobs, many in textiles, and limited economic growth. In 2012, Virginia ranked 9th among the states in per capita personal income.

The Commonwealth continues to take a conservative approach to financial operations, which include periodic revenue forecast updates and careful attention to the level of its debt obligations.  Virginia completed its June 30, 2012 fiscal year with a combined ending fund balance of $4.4 billion, an increase of $1 billion from the prior year.  As of March 31, 2013, the Commonwealth had a Standard & Poor’s rating of AAA, a Moody’s rating of Aaa, and a Fitch rating of AAA on its general obligation bonds. There can be no assurance that the economic conditions on which these ratings are based will continue or that particular bond issues may not be adversely affected by changes in economic or political conditions.  Further, the credit of the Commonwealth is not material to the ability of political subdivisions and private entities to make payments on the obligations described below.

Revenue bonds issued by Virginia political subdivisions include (1) revenue bonds payable exclusively from revenue producing governmental enterprises and (2) industrial revenue bonds, college and hospital revenue bonds and other “private activity bonds” which are essentially non-governmental debt issues and which are payable exclusively by private entities such as non-profit organizations and business concerns of all sizes.  State and local governments have no obligation to provide for payment of such private activity bonds and in many cases would be legally prohibited from doing so.  The value of such private activity bonds may be affected by a wide variety of factors relevant to particular localities or industries, including economic developments outside of Virginia.

Lease obligations issued by Virginia are customarily subject to “non-appropriation” clauses which allow the municipality, or other public entity, to terminate its lease obligations if moneys to make the lease payments are not appropriated for that purpose.  Legal principles may restrict the enforcement of lease financing provisions limiting the municipal issuer’s ability to utilize property similar to that leased in the event debt service is not appropriated.

Chapter 9 of the United States Bankruptcy Code, which applies to bankruptcies by political subdivisions, limits the filing under that chapter to political subdivisions that have been specifically authorized to do so under applicable state law.  The Trust is not aware of any statute in Virginia that gives any such authorization to political subdivisions in Virginia.  Bonds payable exclusively by private entities may be subject to the provisions of the United States Bankruptcy Code other than Chapter 9.

Although revenue obligations of the Commonwealth or its political subdivisions may be payable from a specific project or source, including lease rentals, there can be no assurance that future economic difficulties and the resulting impact on Commonwealth and local government finances will not adversely affect the market value of the portfolio of the Fund or the ability of the respective obligors to make timely payments of principal and interest on such obligations.

With respect to Virginia Municipal Obligations that are backed by a letter of credit issued by a foreign or domestic bank, the ultimate source of payment is the bank.  Investment in foreign banks may involve risks not present in domestic investments.  These include the fact that the foreign bank may be subject to different, and in some cases less comprehensive, regulatory, accounting, financial reporting and disclosure standards than domestic banks.

When Virginia Municipal Obligations are insured by a municipal bond insurer, there are certain risks that the bond insurance policy typically does not cover.  For example, some insurance policies do not insure against loss resulting from:  (1) a pre-payment premium; (2) an optional or mandatory redemption (other than sinking fund redemptions); (3) an accelerated payment; (4) a payment of the purchase price of Virginia Municipal Obligations upon tender thereof; and (5) a preference.  Certain municipal bond insurers may not insure against nonpayment of principal of or interest on Virginia Municipal Obligations resulting from the insolvency, negligence or any other act or omission of a paying agent for Virginia Municipal Obligations.  Also, the capitalization of the various municipal bond insurers is not uniform.  If an insurer of Virginia Municipal Obligations must make payments pursuant to its bond insurance policy, such payments could be limited by, among other things, such companies’ capitalization and insurance regulatory authorities.

A negative factor affecting the municipal bond market is lingering uncertainty regarding monoline insurers that guarantee the timely repayment of bond principal and interest if an issuer were to default.  Insured municipal bonds, which constitute about half of the $2.5 trillion municipal bond market, were favored by investors for their AAA credit ratings that enhanced both creditworthiness and liquidity of insured bonds.  Since late 2007, certain monoline insurers have come under substantial pressure due to their exposure to structured financial products including significant subprime mortgage risk.  Recent downgrades to credit ratings of many monoline insurance companies could compromise the related guarantees that they provide to a large portion of the municipal market.  These ratings cuts have led to credit ratings downgrades of the bonds they insure.  Investors may assess insured bonds based on the credit risk of the underlying issuer of the bonds, giving little to no value to the bond insurance.  The market price and liquidity of certain insured bonds may be negatively affected.  The municipal bond market faced dramatic changes in 2008 as the auction-rate market froze, underlying municipal ratings lost their credibility and large providers of market liquidity vanished.  Although several of these factors have run their course and are no longer pressuring the market lower, there can be no assurance that the market will not further deteriorate.   As of March 31, 2013, the Tax Exempt Virginia Fund had approximately 32% of its net assets invested in municipal bonds with bond insurance.

The rights of the holders of Virginia Municipal Obligations and the enforceability of Virginia Municipal Obligations and the financing documents may be subject to (1) bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights, in effect now or after the date of the issuance of Virginia Municipal Obligations, to the extent constitutionally applicable; (2) principles of equity; and (3) the exercise of judicial discretion.

The Commonwealth, its officials and employees are named as defendants in legal proceedings which occur in the normal course of governmental operations, some involving substantial amounts. It is not possible at the present time to estimate the ultimate outcome or liability, if any, of the Commonwealth with respect to these lawsuits. However, the ultimate liability resulting from these suits is not expected to have a material, adverse effect on the financial condition of the Commonwealth.

Industrial Revenue Bonds.  The Tax Exempt Virginia Fund may invest from time to time a portion of its assets in industrial revenue bonds (referred to under current tax law as private activity bonds), and also may invest a portion of its assets in revenue bonds issued for housing, including multi-family housing, health care facilities or electric utilities, at times when the relative value of issues of such a type is considered, in the judgment of the Adviser, to be more favorable than that of other available types of issues, taking into consideration the particular restrictions on investment flexibility arising from the investment objective of the Fund of providing current income exempt from personal income taxes of Virginia (as well as federal income taxes).  Therefore, investors should also be aware of the risks which these investments may entail. Industrial revenue bonds are issued by various state and local agencies to finance various projects.

Housing revenue bonds typically are issued by a state, county or local housing authority and are secured only by the revenues of mortgages originated by the authority using the proceeds of the bond issue.  Because of the impossibility of precisely predicting demand for mortgages from the proceeds of such an issue, there is a risk that the proceeds of the issue will be in excess of demand, which would result in early retirement of the bonds by the issuer.  Moreover, such housing revenue bonds depend upon the cash flow from the underlying mortgages for their repayment, which cannot be precisely predicted when the bonds are issued.  Any difference in the actual cash flow from such mortgages from the assumed cash flow could have an adverse impact upon the ability of the issuer to make scheduled payments of principal and interest on the bonds, or could result in early retirement of the bonds.  Additionally, such bonds depend in part on scheduled payments of principal and interest upon reserve funds established from the proceeds of the bonds, assuming certain rates of return on investment of such reserve funds.  If the assumed rates of return are not realized because of changes in interest rate levels or for other reasons, the actual cash flow for scheduled payments of principal and interest on the bonds may be inadequate. The financing of multi-family housing projects is affected by a variety of factors, including satisfactory completion of construction within cost constraints, the achievement and maintenance of a sufficient level of occupancy, sound management of the developments, timely and adequate increases in rents to cover increases in operating expenses, including taxes, utility rates and maintenance costs, changes in applicable laws and governmental regulations and social and economic trends.

Electric utilities face problems in financing large construction programs in an inflationary period, cost increases and delay occasioned by environmental considerations (particularly with respect to nuclear facilities), difficulty in obtaining fuel at reasonable prices, the cost of competing fuel sources, difficulty in obtaining sufficient rate increases and other regulatory problems, the effect of energy conservation and difficulty of the capital market to absorb utility debt.

Health care facilities include life care facilities, nursing homes and hospitals.  Life care facilities are alternative forms of long-term housing for the elderly which offer residents the independence of condominium life style and, if needed, the comprehensive care of nursing home services.  Bonds to finance these facilities have been issued by various state industrial development authorities.  Because the bonds are secured only by the revenues of each facility, and not by state or local government tax payments, they are subject to a wide variety of risks.  Primarily, the projects must maintain adequate occupancy levels to be able to provide revenues adequate to maintain debt service payments.  Moreover, in the case of life care facilities, because a portion of housing, medical care and other services may be financed by an initial deposit, there may be risk if the facility does not maintain adequate financial reserves to secure estimated actuarial liabilities.  The ability of management to accurately forecast inflationary cost pressures weighs importantly in this process.  The facilities may also be affected by regulatory cost restrictions applied to health care delivery in general, particularly state regulations or changes in Medicare and Medicaid payments or qualifications, or restrictions imposed by medical insurance companies.  They may also face competition from alternative health care or conventional housing facilities in the private or public sector. Hospital bond ratings are often based on feasibility studies which contain projections of expenses, revenues and occupancy levels.  A hospital’s gross receipts and net income available to service its debt are influenced by demand for hospital services, the ability of the hospital to provide the services required, management capabilities, economic developments in the service area, efforts by insurers and government agencies to limit rates and expenses, confidence in the hospital, service area economic developments, competition, availability and expense of malpractice insurance, Medicaid and Medicare funding, and possible federal legislation limiting the rates of increase of hospital charges.

The Tax Exempt Virginia Fund may also invest in bonds for industrial and other projects, such as sewage or solid waste disposal or hazardous waste treatment facilities.   Financing for such projects will be subject to inflation and other general economic factors as well as construction risks including labor problems, difficulties with construction sites and the ability of contractors to meet specifications in a timely manner.  Because some of the materials, processes and wastes involved in these projects may include hazardous components, there are risks associated with their production, handling and disposal.

Variable Rate Securities.  The Tax Exempt Virginia Fund may invest in Municipal Obligations that bear interest at rates that are adjusted periodically to market rates.  The market value of fixed coupon securities fluctuates with changes in prevailing interest rates, increasing in value when interest rates decline and decreasing in value when interest rates rise.  The value of variable rate securities, however, is less affected by changes in prevailing interest rates because of the periodic adjustment of their coupons to a market rate.  The shorter the period between adjustments, the smaller the impact of interest rate fluctuations on the value of these securities.  The market value of tax-exempt variable rate securities usually tends toward par (100% of face value) at interest rate adjustment time.

Put Bonds.  The Tax Exempt Virginia Fund may invest in Municipal Obligations (including securities with variable interest rates) that may be redeemed or sold back (put) to the issuer of the security or a third party at face value prior to stated maturity.  This type of security will normally trade as if maturity is the earlier put date, even though stated maturity is longer.

Zero Coupon Bonds.  Municipal Obligations in which the Tax Exempt Virginia Fund may invest include zero coupon bonds and deferred interest bonds.  Zero coupon bonds and deferred interest bonds are debt obligations that are issued at a significant discount from face value.  While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance.  Zero coupon bonds and deferred interest bonds benefit the issuer by mitigating its need for cash to meet debt service, but they also require a higher rate of return to attract investors who are willing to defer receipt of such cash.  Such investments may experience greater volatility in market value than debt obligations that make regular payments of interest.  The Fund will accrue income on such investments for tax and accounting purposes, which is distributable to shareholders.

Municipal Lease Obligations.  The Tax Exempt Virginia Fund may invest in municipal lease obligations, installment purchase contract obligations, and certificates of participation in such obligations (collectively, “lease obligations”).  A lease obligation does not constitute a general obligation of the municipality for which the municipality’s taxing power is pledged, although the lease obligation is ordinarily backed by the municipality’s covenant to budget for the payments due under the lease obligation.  Certain lease obligations contain “non-appropriation” clauses which provide that the municipality has no obligation to make lease obligation payments in future years unless money is appropriated for such purpose on a yearly basis.  A risk peculiar to these municipal lease obligations is the possibility that a municipality will not appropriate funds for lease payments.  Although “non-appropriation” lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult.  The Adviser will seek to minimize these risks by not investing more than 10% of the total assets of the Fund in lease obligations that contain “non-appropriation” clauses.  In evaluating a potential investment in such a lease obligation, the Adviser will consider: (1) the credit quality of the obligor, (2) whether the underlying property is essential to a government function, and (3) whether the lease obligation contains covenants prohibiting the obligor from substituting similar property if the obligor fails to make appropriations for the lease obligation.  Municipal lease obligations may be determined to be liquid in accordance with guidelines established under the supervision of the Board of Trustees and other factors the Adviser may determine to be relevant to such determination.  In determining the liquidity of municipal lease obligations, the Adviser will consider a variety of factors including: (1) the willingness of dealers to bid for the security; (2) the number of dealers willing to purchase or sell the obligation and the number of other potential buyers; (3) the frequency of trades and quotes for the obligation; and (4) the nature of the marketplace trades.  In addition, the Adviser will consider factors unique to particular lease obligations affecting their marketability.  These include the general creditworthiness of the municipality, the importance of the property covered by the lease to the municipality, and the likelihood that the marketability of the obligation will be maintained throughout the time the obligation is held by the Fund.

The Board of Trustees is responsible for supervising the determination of the credit quality of unrated municipal lease obligations on an ongoing basis, including an assessment of the likelihood that the lease will not be cancelled.

DESCRIPTION OF BOND RATINGS

The various ratings used by the NRSROs are described below.  A rating by an NRSRO represents the organization’s opinion as to the credit quality of the security being traded.  However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer.  Consequently, the Adviser believes that individual analysts give different weightings to the various factors involved in credit analysis and the quality of fixed-income securities in which the Funds may invest should be continuously reviewed.  A rating is not a recommendation to purchase, sell or hold a security because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one NRSRO, each rating is evaluated independently.  Ratings are based on current information furnished by the issuer or obtained from other sources that are considered reliable by the NRSROs.  Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

Description of Moody’s Investors Service, Inc.’s Bond Ratings:

Aaa:	Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.
Aa:	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A:	Obligations rated A are considered upper-medium grade and are subject to low credit risk.
Baa:	Obligations Baa are subject to moderate credit risk. They are considered medium grade and as such may possess certain speculative characteristics.
Moody’s appends numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through Caa.  The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Description of Standard & Poor’s Ratings Services’ Definitions:

AAA:	An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
AA:	An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
A:
An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB:
An obligation rated ‘BBB’ exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Description of Fitch Ratings:

Ratings of individual securities or financial obligations of a corporate issuer address relative vulnerability to default on an ordinal scale.  In addition, for financial obligations in corporate finance, a measure of recovery given default on that liability is also included in the rating assessment.  This notably applies to covered bond ratings, which incorporate both an indication of the probability of default and of the recovery given a default of this debt instrument.  The relationship between issuer scale and obligation scale assumes a historical average recovery of between 30% - 50% on the senior, unsecured obligations of an issuer.  As a result, individual obligations of entities, such as corporations, are assigned ratings higher, lower, or the same as that entity’s issuer rating.

AAA: Highest credit quality
‘AAA’ ratings denote the lowest expectation of credit risk.  They are assigned only in cases of exceptionally strong capacity for payment of financial commitments.  This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality	AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A: High credit quality
A’ ratings denote expectations of low credit risk.  The capacity for payment of financial commitments is considered strong.  This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Good credit quality
‘BBB’ ratings indicate that expectations of credit risk are currently low.  The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

The modifiers “+” or “-“ may be appended to a rating to denote relative status within major rating categories.  Such suffixes are not added the “AAA obligation rating category.

Credit quality in the markets for lower rated fixed income securities can change unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks posed by a particular security. The Adviser believes that the yields from the lower rated securities purchased by the Funds will more than compensate for any additional risk.  During periods of deteriorating economic conditions or increased interest rates, trading in the secondary market for lower rated securities may become thin and market liquidity may be significantly reduced.  Under such conditions, valuation of the securities at fair value becomes more difficult and judgment plays a greater role.  Beside credit and liquidity concerns, prices for lower rated securities may be affected by legislative and regulatory developments.

Credit quality in the markets for lower rated fixed income securities can change unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks posed by a particular security. The Adviser believes that the yields from the lower rated securities purchased by the Funds will more than compensate for any additional risk.  During periods of deteriorating economic conditions or increased interest rates, trading in the secondary market for lower rated securities may become thin and market liquidity may be significantly reduced.  Under such conditions, valuation of the securities at fair value becomes more difficult and judgment plays a greater role.  Beside credit and liquidity concerns, prices for lower rated securities may be affected by legislative and regulatory developments.

INVESTMENT LIMITATIONS

The Funds have adopted certain fundamental investment limitations designed to reduce the risk of an investment in the Funds.  These limitations may not be changed with respect to any Fund without the affirmative vote of a majority of the outstanding voting shares of such Fund.  For purposes of the discussion of these fundamental investment limitations, the term “majority” of the outstanding shares of a Fund means the lesser of (i) 67% of the Fund’s outstanding shares represented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented, or (ii) more than 50% of the Fund’s outstanding shares.

Under these fundamental limitations, each of the Balanced Fund and the Equity Fund may not:

1.
Issue senior securities, borrow money or pledge its assets, except that it may borrow from banks as a temporary measure (a) for extraordinary or emergency purposes, in amounts not exceeding 5% of the Fund’s total assets, or (b) in order to meet redemption requests which might otherwise require untimely disposition of portfolio securities if, immediately after such borrowing, the value of a Fund’s assets, including all borrowings then outstanding, less its liabilities (excluding all borrowings), is equal to at least 300% of the aggregate amount of borrowings then outstanding, and may pledge its assets to secure all such borrowings;

2.
Invest in restricted securities, or invest more than 10% of a Fund’s assets in other illiquid securities, including repurchase agreements maturing in over seven days, and other securities for which there is no established market or for which market quotations are not readily available;

3.	Acquire foreign securities, except that the Funds may acquire foreign securities sold as American Depositary Receipts in amounts not in excess of 5% of each Fund’s assets;

4.
Purchase securities of other investment companies, except through purchases in the open market involving only customary brokerage commissions and as a result of which not more than 5% of a Fund’s total assets would be invested in such securities, or except as part of a merger, consolidation or other acquisition;

5.
Invest more than 5% of the value of its total assets in the securities of any one corporate issuer or purchase more than 10% of the outstanding voting securities or of any class of securities of any one corporate issuer;

6.
Invest 25% or more of the value of its total assets in any one industry or group of industries (except that securities of the U.S. Government, its agencies and instrumentalities are not subject to these limitations);

7.
Invest in the securities of any issuer if any of the officers or trustees of the Trust or its Adviser who own beneficially more than 1/2 of 1% of the outstanding securities of such issuer together own more than 5% of the outstanding securities of such issuer;

8.	Invest for the purpose of exercising control or management of another issuer;

9.
Invest in interests in real estate, real estate mortgage loans, oil, gas or other mineral exploration or development programs, except that the Funds may invest in the securities of companies (other than those which are not readily marketable) which own or deal in such things, and the Funds may invest in certain mortgage backed securities as described in the Prospectus;

10.	Underwrite securities issued by others, except to the extent a Fund may be deemed to be an underwriter under the federal securities laws in connection with the disposition of portfolio securities;

11.	Purchase securities on margin (but the Funds may obtain such short-term credits as may be necessary for the clearance of transactions);

12.
Make short sales of securities or maintain a short position, except short sales “against the box”  (A short sale is made by selling a security the Fund does not own. A short sale is “against the box” to the extent that the Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short.);

13.	Participate on a joint or joint and several basis in any trading account in securities;

14.	Make loans of money or securities, except that the Funds may invest in repurchase agreements;

15.	Invest in securities of issuers which have a record of less than three years’ continuous operation (including predecessors and, in the case of bonds, guarantors); or

16.	Write, acquire or sell puts, calls or combinations thereof, or purchase or sell commodities, commodities contracts, futures contracts, warrants on commodities or related options.

Under these fundamental limitations, the Tax Exempt Virginia Fund may not:

1.
Issue senior securities, borrow money or pledge its assets, except that it may borrow from banks as a temporary measure (a) for extraordinary or emergency purposes, in amounts not exceeding 5% of the Fund’s total assets, or (b) in order to meet redemption requests which might otherwise require untimely disposition of portfolio securities, in amounts not exceeding 15% of its total assets, and may pledge its assets to secure all such borrowings;

2.	Invest for the purpose of exercising control or management of another issuer;

3.
Invest in interests in real estate, real estate mortgage loans, oil, gas or other mineral exploration or development programs, except that the Fund may invest in the securities of companies (other than those which are not readily marketable) which own or deal in such things;

4.	Underwrite securities issued by others, except to the extent the Fund may be deemed to be an underwriter under the federal securities laws in connection with the disposition of portfolio securities;

5.	Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions);

6.	Make short sales of securities or maintain a short position, except short sales “against the box”;

7.	Participate on a joint or joint and several basis in any trading account in securities;

8.	Make loans of money or securities, except that the Fund may invest in repurchase agreements;

9.	Invest in securities of issuers which have a record of less than three years’ continuous operation (including predecessors and, in the case of bonds, guarantors);

10.	Write, purchase or sell commodities, commodities contracts, futures contracts or related options;

11.
Invest, with respect to at least 50% of its total assets, more than 5% in the securities of any one issuer (other than the U.S. Government, its agencies or instrumentalities) or acquire more than 25% of the outstanding voting securities of any issuer; or

12.	Invest in restricted securities.

Percentage restrictions stated as an investment policy or investment limitation apply at the time of investment; if a later increase or decrease in percentage beyond the specified limits results from a change in securities values or total assets, it will not be considered a violation.  However, in the case of the borrowing limitation (limitation number 1, above), each Fund will, to the extent necessary, reduce its existing borrowings (within 3 days, excluding Sundays and holidays) to comply with the limitation.

While the Funds have reserved the right to make short sales “against the box” (limitation number 12, above for the Balanced Fund and the Equity Fund and limitation number 6, above for the Tax Exempt Virginia Fund), the Adviser has no present intention of engaging in such transactions at this time or during the coming year.

TRUSTEES AND OFFICERS

Overall responsibility for management of the Trust rests with the Board of Trustees.  The Trustees, in turn, elect the officers of the Trust.  The Trustees serve until their retirement at age 75, subject to periodic review, and the officers are elected annually.  The following is a list of the Trustees and executive officers of the Trust.  John P. Ackerly, IV and John T. Bruce, as affiliated persons of investment advisers to the Trust, are “interested persons” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act (“Interested Trustees”).

Name, Address and Age	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years and Directorships of Various Companies	Number of Portfolios in Trust Overseen by Trustee
Interested Trustees:
John P. Ackerly, IV One James Center, 901 E. Cary Street Richmond, Virginia 23219 Year of Birth: 1963	Since July 2012	Trustee; President of The Davenport Funds	Senior Vice President of Davenport & Company LLC	11
John T. Bruce 800 Main Street Lynchburg, Virginia 24504 Year of Birth: 1953	Since September 1988	Trustee; President of the Flippin, Bruce & Porter Funds	President, Director and member of Executive Committee of Flippin, Bruce & Porter, Inc.	11
Independent Trustees:
Robert S. Harris, Ph. D. 100 Darden Boulevard Charlottesville, Virginia 22903 Year of Birth: 1949	Since January 2007	Trustee	C. Stewart Sheppard Professor of Business Administration at The Darden Graduate School of Business Administration at the University of Virginia; consultant to corporations and government agencies	11
J. Finley Lee, Jr., Ph.D. 448 Pond Apple Drive North Naples, Florida 34119 Year of Birth: 1939	Since September 1988	Trustee	Retired Julian Price Professor Emeritus, University of North Carolina	11

Richard L. Morrill, Ph.D. 28 Westhampton Way Richmond, Virginia 23173 Year of Birth: 1939	Since March 1993	Trustee	Chancellor of the University of Richmond; Director of Tredegar Corporation (plastics manufacturer). President of the Teagle Foundation; (charitable foundation) until July 2013; Director of Albemarle Corporation (polymers and chemicals manufacturer) until May 2012	11
Harris V. Morrissette 100 Jacintoport Boulevard Saraland, Alabama 36571 Year of Birth: 1959	Since March 1993	Trustee	President of China Doll Rice and Beans, Inc and Dixie Lily Foods; Director of International Shipholding Corporation (cargo transportation); Director of Trustmark National Bank (bank holding company); Chairman of Azalea Aviation, Inc. (airplane fueling) until January 2012	11
Executive Officers:
Margaret H. Alves 210 St. Joseph Street Mobile, Alabama 36602 Year of Birth: 1972	Since February 2006	Compliance Officer of The Government Street Funds	Chief Compliance Officer and Director of Leavell Investment Management, Inc.
Tina H. Bloom 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246 Year of Birth: 1968	Since August 2006	Chief Compliance Officer and Secretary	Director of Fund Administration of Ultimus Fund Solutions, LLC (the Trust’s administrator);Vice President of Ultimus Fund Distributors, LLC (the Trust’s principal underwriter)
Austin Brockenbrough, III 1802 Bayberry Court, Suite 400 Richmond, Virginia 23226 Year of Birth: 1937	Since September 1988	Vice President of The Jamestown Funds	President and Managing Director of Lowe, Brockenbrough & Company, Inc.: Director of Wilkinson O’Grady & Co., Inc. (global asset manager); Trustee of the Trust from 1988 until 2012.
Charles M. Caravati, III 1802 Bayberry Court, Suite 400 Richmond, Virginia 23226 Year of Birth: 1965	Since January 1996	President of The Jamestown Balanced Fund and The Jamestown Equity Fund	Managing Director of Lowe, Brockenbrough & Company, Inc.
I. Lee Chapman, IV One James Center, 901 E. Cary Street Richmond, Virginia 23219 Year of Birth: 1971	Since November 2010	Vice President of The Davenport Funds	President and Chief Executive Officer of Davenport & Company LLC since 2012; previously served as Senior Vice President of Davenport & Company LLC
Robert G. Dorsey 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246 Year of Birth: 1957	Since November 2000	Vice President	Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC

John M. Flippin 800 Main Street Lynchburg, Virginia 24504 Year of Birth: 1942	Since September 1988	Vice President of the Flippin, Bruce & Porter Funds	Director of Flippin, Bruce & Porter, Inc.
John H. Hanna, IV 800 Main Street Lynchburg, Virginia 24504 Year of Birth: 1955	Since February 2007	Vice President of the Flippin, Bruce & Porter Funds	Vice President, Director and member of Executive Committee of Flippin, Bruce & Porter, Inc.
Timothy S. Healey 800 Shades Creek Parkway, Suite 585 Birmingham, Alabama 35209 Year of Birth: 1953	Since January 1995	Vice President of The Government Street Funds	Executive Vice President and Chief Investment Officer of Leavell Investment Management, Inc.
Mary S. Hope 210 St. Joseph Street Mobile, Alabama 36602 Year of Birth: 1963	Since August 2008	Vice President of The Government Street Funds	Vice President and Portfolio Manager of Leavell Investment Management, Inc.
Joseph A. Jennings, III 1802 Bayberry Court, Suite 400 Richmond, Virginia 23219 Year of Birth: 1962	Since June 2005	President of The Jamestown Tax Exempt Virginia Fund	Portfolio Manager of Lowe, Brockenbrough & Company, Inc.
Thomas W. Leavell 210 St. Joseph Street Mobile, Alabama 36602 Year of Birth: 1943	Since February 2004	President of The Government Street Funds	President and Chief Executive Officer of Leavell Investment Management, Inc.
David J. Marshall 800 Main Street Lynchburg Virginia 24504 Year of Birth: 1956	Since February 2007	Vice President of the Flippin, Bruce & Porter Funds	Secretary, Director and member of Executive Committee of Flippin, Bruce & Porter, Inc.
Denise C. Peters One James Center 901 E. Cary Street Richmond, Virginia 23219 Year of Birth: 1956	Since February 2007	Compliance Officer of The Davenport Funds	First Vice President and Chief Compliance Officer for Davenport Asset Management Division of Davenport & Company LLC
R. Gregory Porter, III 800 Main Street Lynchburg, Virginia 24504 Year of Birth: 1941	Since September 1988	Vice President of the Flippin, Bruce & Porter Funds	Director of Flippin, Bruce & Porter, Inc.
Page T. Reece 1802 Bayberry Court, Suite 400 Richmond, Virginia 23226 Year of Birth: 1957	Since September 2004	Compliance Officer of The Jamestown Funds	Chief Compliance Officer and Director of Operations of Lowe, Brockenbrough & Company, Inc.
Teresa L. Sanderson 800 Main Street Lynchburg, Virginia 24504 Year of Birth: 1963	Since September 2004	Compliance Officer of the Flippin, Bruce & Porter Funds	Chief Compliance Officer and a Principal of Flippin, Bruce & Porter, Inc.

Mark J. Seger 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246 Year of Birth: 1962	Since November 2000	Treasurer	Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC
George L. Smith, III One James Center 901 E. Cary Street Richmond, Virginia 23219 Year of Birth: 1976	Since February 2011	Vice President of The Davenport Funds	Senior Vice President of Davenport & Company LLC
Connie R. Taylor 1802 Bayberry Court, Suite 400 Richmond, Virginia 23226 Year of Birth: 1950	Since March 1993	Vice President of The Jamestown Balanced Fund and The Jamestown Equity Fund	Account Administrator of Lowe, Brockenbrough & Company, Inc.
Lawrence B. Whitlock, Jr. 1802 Bayberry Court, Suite 400 Richmond, Virginia 23226 Year of Birth: 1948	Since February 2002	Vice President of The Jamestown Balanced Fund and The Jamestown Equity Fund	Managing Director of Lowe, Brockenbrough & Company, Inc.

Trustees’ Ownership of Fund Shares.  The following table shows each Trustee’s beneficial ownership of shares of the Funds and, on an aggregate basis, of shares of all funds within the Trust overseen by the Trustee.  Information is provided as of December 31, 2012 .

Name of Trustee	Dollar Range of Shares of the Funds Owned by Trustee	Aggregate Dollar Range of Shares of All Funds in Trust Overseen by Trustee
John P. Ackerly, IV	None	$50,001 – $100,000

John T. Bruce	None	Over $100,000
Independent Trustees:
Robert S. Harris	None	$1 – $10,000

J. Finley Lee, Jr.	None	None

Richard L. Morrill	Balanced Fund: Over $100,000 Equity Fund: $50,001 – $100,000 Tax Exempt Virginia Fund: None	Over $100,000

Harris V. Morrissette	Balanced Fund: $10,001 – $50,000 Equity Fund: $10,001 – $50,000 Tax Exempt Virginia Fund: None	Over $100,000

As of July 8, 2013, the Trustees and officers of the Trust as a group owned beneficially (i.e., had voting and/or investment power) 13.23% of the outstanding shares of the Balanced Fund, 4.55% of the outstanding shares of the Equity Fund and 1.96% of the outstanding shares of the Tax Exempt Virginia Fund.

Trustee Compensation.  No director, officer or employee of an investment adviser or principal underwriter of the Trust will receive any compensation from the Trust for serving as an officer or Trustee of the Trust, except that the Trust may compensate its Chief Compliance Officer (the “CCO”) regardless of whether such Officer is affiliated with an investment adviser or principal underwriter.  Effective July 1, 2013, each Trustee who is not affiliated with an investment adviser or principal underwriter of the Trust (“Independent Trustee”) receives from the Trust an annual retainer of $10,000, payable quarterly; a fee of $1,500 for attendance at each meeting of the Board of Trustees (except that such fee is $2,500 for in-person meetings attended by the  Chairman of the Board); and $1,000 for attendance at each meeting of any committee of the Board (except that such fee is $1,500 for the committee chairman); plus reimbursement of travel and other expenses incurred in attending meetings.  The annual retainer will increase to $12,000 on July 1, 2014.  The fees are split equally among all of the funds in the Trust.

The following table provides compensation amounts paid to the Independent Trustees during the fiscal year ended March 31, 2013:

Trustee	Aggregate Compensation From the Funds	Pension or Retirement Benefits Accrued	Estimated Annual Benefits Upon Retirement	Total Compensation From all Funds within the Trust
Charles M. Caravati, Jr.*	$ 1,909	None	None	$ 7,000
Robert S. Harris	6,000	None	None	22,000
J. Finley Lee, Jr.	5,591	None	None	20,500
Richard L. Morrill	5,864	None	None	21,500
Harris V. Morrissette	5,455	None	None	20,000

*	Retired from the Board as of June 30, 2012

Leadership Structure and Qualifications of Trustees

The Board of Trustees consists of six Trustees, four of whom are Independent Trustees.  The Board is responsible for the oversight of eleven series, or funds, of the Trust.  In addition to the Funds, the Trust consists of the FBP Equity & Dividend Plus Fund and the FBP Appreciation & Income Opportunities Fund, which are managed by Flippin, Bruce & Porter, Inc. of Lynchburg, Virginia; The Government Street Equity Fund, The Government Street Mid-Cap Fund and The Alabama Tax Free Bond Fund, which are managed by Leavell Investment Management, Inc. of Mobile, Alabama; and The Davenport Core Fund, Davenport Value & Income Fund and Davenport Equity Opportunities Fund, which are managed by Davenport & Company LLC of Richmond, Virginia.  The Board has engaged these investment advisers to oversee the management of the funds on a day-to-day basis.  The Board is responsible for overseeing the investment advisers and the Trust’s other service providers in the operations of the funds in accordance with the 1940 Act, other applicable federal and state laws, and the Trust’s Agreement and Declaration of Trust.

The Board meets in person or by telephone at regularly scheduled meetings four times throughout the year.  In addition, the Trustees may meet in person or by telephone at special meetings or on an informal basis at other times.  The Independent Trustees also meet at least quarterly without the presence of any representatives of management.  The Board has established three standing committees and may also establish ad hoc committees or working groups from time to time to assist the Board in fulfilling its oversight responsibilities.  The Independent Trustees have also engaged independent legal counsel, and may from time to time engage consultants and other advisors to assist them in performing their oversight responsibilities.

The Board of Trustees is led by its Chairman, Dr. Robert S. Harris.  As Chairman, Dr. Harris has primary responsibility for setting the agenda for each Board meeting, presiding at each Board meeting and acting as the Board’s liaison with the various investment advisers.  The Board reviews its structure regularly and believes that its leadership structure, including having a majority of Independent Trustees, coupled with the responsibilities undertaken by Dr. Harris as Chairman, is appropriate and in the best interests of the Trust, given the specific characteristics of the Trust.  These characteristics include having a structure consisting of four distinct fund complexes, each having its own investment adviser and compliance officer at the fund complex level.  The Board of Trustees also believes its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from Fund management.

Board Committees.  The Board has established an Audit Committee, a Governance, Nomination and Compensation Committee and a Qualified Legal Compliance Committee.  The Board of Trustees has determined that its committees help ensure that the funds have effective and independent governance and oversight.  The members of each Committee are the four Independent Trustees:  Robert S. Harris, J. Finley Lee, Jr., Richard L. Morrill and Harris V. Morrissette.  Dr. Richard L. Morrill serves as the Chairman of the Audit Committee and Dr. J. Finley Lee, Jr. serves as Chairman of the Governance, Nomination and Compensation Committee and the Qualified Legal Compliance Committee. The Chairmanship of each Committee is rotated periodically.  Each Committee Chairman has primary responsibility for setting the agendas and presides at all meetings of the Committee for which he serves as Chairman.  Each Committee Chairman facilitates communications and coordination between the Independent Trustees and management with respect to the matters overseen by that Committee.

Audit Committee
The Audit Committee (i) oversees the Trust’s accounting and financial reporting policies and practices, its internal controls and, as appropriate in its judgment, the internal controls of certain service providers; (ii) oversees the quality and objectivity of the financial statements of each of the funds and the independent audits thereof; (iii) acts as liaison between the Trust’s independent registered public accounting firm and the full Board; (iv) pre-approves the scope and cost of the audit and non-audit services provided by the Trust’s independent registered public accounting firm; and (v) resolves any issues arising under the Trust’s Code of Ethics for Principal Executive and Senior Financial Officers.  The Audit Committee met three times during the fiscal year ended March 31, 2013 .

Governance, Nomination and Compensation Committee
The Governance, Nomination and Compensation Committee is responsible for (i) selecting and nominating persons to serve as Independent Trustees; (ii) determining the level of compensation for the Independent Trustees; (iii) reviewing information relating to the investment advisory, underwriting and other contracts with third party service providers and making recommendations to the Board; (iv) monitoring the activities of the CCO and making recommendations to the Board with respect to the compliance policies and procedures of the Trust and its service providers; (v) reviewing the responsibilities of the committees of the Board and evaluating whether there is a need for additional or combined committees; and (vi) evaluating the performance of the Board of Trustees. The Governance, Nomination and Compensation Committee will review shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing, addressed to the Committee at the Trust’s offices and meet any minimum qualifications that may be adopted by the Committee.  The Governance, Nomination and Compensation Committee met three times during the fiscal year ended March 31, 2013 .

Qualified Legal Compliance Committee
The Qualified Legal Compliance Committee is responsible for receiving and investigating reports from attorneys representing the Trust of material violations of securities laws, a material breach of fiduciary duty or a similar material violation.  The Qualified Legal Compliance Committee did not meet during the fiscal year ended March 31, 2013 because no such reports were made during that period.

Qualifications of the Trustees. The Governance, Nomination and Compensation Committee reviews the experience, qualifications, attributes and skills of potential candidates for nomination or election by the Board.  In evaluating a candidate for nomination or election as a Trustee, the Committee takes into account the contribution that the candidate would be expected to make to the diverse mix of experience, qualifications, attributes and skills that the Committee believes contribute to good governance for the Trust.  In addition, the Trustees are subject to periodic evaluation for their continued service on the Board.  On a staggered three-year basis, members of the Governance, Nomination and Compensation Committee review the qualifications of each Trustee, evaluate his contributions to the Board and make a recommendation as to whether such Trustee should continue to serve on the Board.  The Board has concluded, based on each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with the other Trustees, that each Trustee is qualified to serve on the Board.  The Board of Trustees believes that the Trustees’ ability to review critically, evaluate, question and discuss information provided to them; to interact effectively with the advisers, other service providers, legal counsel and independent public accountants; and to exercise effective business judgment in the performance of their duties as Trustees, support this conclusion.  In determining that a particular Trustee is and will continue to be qualified to serve as a Trustee, the Board considers a variety of criteria, none of which, in isolation, is controlling.

Mr. John Ackerly, IV
Mr. John Ackerly, IV is Senior Vice President of Davenport & Company, the investment adviser to the Davenport Funds.  Prior to joining Davenport & Company in 1994, he worked as a portfolio manager for Central Fidelity Bank.  Mr. Ackerly is a member of the Executive Committee for Davenport & Company and also serves on the Board of Directors.  He is President of the Davenport Funds and past president of the Richmond Society of Financial Analysts.  Mr. Ackerly earned an undergraduate degree from the University of Virginia and earned an M.B.A degree from Virginia Commonwealth University.  He is a Chartered Financial Analyst and has over 25 years of experience in the investment management profession.  He has served as a Trustee since 2012.  The Board has concluded that Mr. Ackerly is suitable to serve as a Trustee because of his professional investment and business experience and his academic background.

Mr. John T. Bruce
Mr. John T. Bruce is a founding partner and the President of Flippin, Bruce & Porter, Inc., the investment adviser to the Flippin, Bruce & Porter Funds.  From 1979 until 1985 he served as a Vice President and Portfolio Manager at Capitoline Investment Services, Inc.  Mr. Bruce holds a B.S. degree in Finance from Virginia Polytechnic Institute and State University and is a former trustee of the Virginia Tech Foundation. He is a Chartered Financial Analyst and a Chartered Investment Counselor and has 36 years of experience in the investment management profession.  He has served as a Trustee since 1988.  The Board has concluded that Mr. Bruce is suitable to serve as a Trustee because of his past service and experience as a Trustee of the Trust, his professional investment and business experience, and his academic background.

Dr. Robert S. Harris
Dr. Robert S. Harris, Ph.D. is the C. Stewart Sheppard Professor of Business at The Darden Graduate School of Business Administration at the University of Virginia where from 2001 until 2005, he served as Dean.  Dr. Harris teaches courses in financial management and policies and valuation in financial markets.  His research has focused on corporate finance, financial market analysis and mergers and acquisitions.  He has been widely published in leading academic and practitioner journals and has authored financial textbooks.  Dr. Harris has been an active consultant and advisor to corporations and government agencies and has held a range of offices in professional societies.  He previously served as Chief Learning Officer and Vice President of United Technologies Corporation.  Dr. Harris earned a B.A. degree (summa cum laude) from Davidson College and a doctorate in economics from Princeton University.  He has served as a Trustee of the Trust since 2007.  The Board has concluded that Dr. Harris is suitable to serve as a Trustee because of his past service and experience as a Trustee of the Trust, his distinguished academic background and positions of leadership, and his business experience.

Dr. J. Finley Lee, Jr.
Dr. J. Finley Lee, Jr., Ph.D. has been a financial consultant for many years and was previously the Julian Price Professor at the Kenan-Flagler Business School at The University of North Carolina at Chapel Hill.  Dr. Lee earned an undergraduate degree from Davidson College and an M.A. degree from the University of Florida, and earned his Ph.D. as a Huebner Fellow at the Wharton School of the University of Pennsylvania.  He has served as a Trustee of the Trust since 1988.  The Board has concluded that Dr. Lee is suitable to serve as a Trustee because of his past service and experience as a Trustee of the Trust, his distinguished academic background, and his business experience.

Dr. Richard L. Morrill
Dr. Richard L. Morrill, Ph.D. serves as Chancellor at the University of Richmond.  He was president of the University of Richmond from 1988 to 1998 and previously was president of Salem College and Centre College.  Dr. Morrill has written four books on issues of values, ethics and decision-making in higher education and has published many articles and made numerous presentations on strategic planning and leadership for colleges and universities. He has served as a board member and audit committee member of Central Fidelity Banks, Inc. and as Treasurer of The Association of American Colleges and Universities.   He was President of the Teagle Foundation (charitable foundation) from 2010 to 2013.   Dr. Morrill currently is President of the board of the Richmond Symphony Foundation and a board member of the Library of Virginia Foundation.  He is a director of the Tredegar Corporation (manufacturing firm) and was a director of the Albemarle Corporation (manufacturer of specialty chemicals) until May 2012.  Dr. Morrill received his B.A. degree in History from Brown University, his B.D. in Religious Thought from Yale University in 1964, and his Ph.D. in Religion from Duke University Graduate School of Arts and Sciences.  He has served as a Trustee of the Trust since 1993.  The Board has concluded that Dr. Morrill is suitable to serve as a Trustee because of his past service and experience as a Trustee of the Trust, his distinguished academic background and expertise in the subjects of ethics and strategic planning, and his service and leadership roles on other boards.

Mr. Harris V. Morrissette
Mr. Harris V. Morrissette has served as president and chief executive officer of several privately held businesses.  He serves as a director of International Shipholding Corporation (cargo transportation) and Trustmark National Bank (a bank holding company), and as a board member of White-Spunner Construction, Inc.  He previously served as a director of EnergySouth, Inc. until its merger with Sempra Energy in 2008 and chairman of Azalea Aviation, Inc. (airplane fueling) until 2012.  He is a board member of a number of not-for-profit organizations, among them the Business Council of Alabama and the Economic Development Partnership of Alabama.  Mr. Morrissette holds a B.S. degree from The University of Alabama.  He has served as a Trustee of the Trust since 1993.  The Board has concluded that Mr. Morrissette is suitable to serve as a Trustee because of his past service and experience as a Trustee of the Trust, his extensive business experience, and his service on other boards.

Risk Oversight. An integral part of the Board’s overall responsibility for overseeing the management and operations of the Trust is the Board’s oversight of the risk management of the Trust’s investment programs and business affairs.  The funds are subject to a number of risks, such as investment risk, credit risk, valuation risk, operational risk, and legal, compliance and regulatory risk.  The Trust, the investment advisers and the other service providers have implemented various processes, procedures and controls to identify risks to the funds, to lessen the probability of their occurrence and to mitigate any adverse effect should they occur.  Different processes, procedures and controls are employed with respect to different types of risks.  These systems include those that are embedded in the conduct of the regular operations of the Board and in the regular responsibilities of the officers of the Trust and the other service providers.

The Board of Trustees exercises oversight of the risk management process through the Board itself and through the various committees.  In addition to adopting, and periodically reviewing, policies and procedures designed to address risks to the funds, the Board of Trustees requires management of the investment advisers and the Trust, including the Trust’s CCO, to report to the Board and the committees on a variety of matters, including matters relating to risk management, at regular and special meetings.  The Board and the committees receive regular reports from the Trust’s independent public accountants on internal control and financial reporting matters.  On at least an annual basis, the Independent Trustees meet separately with the Trust’s CCO outside the presence of management, to discuss issues related to compliance.  Furthermore, the Board receives a quarterly report from the Trust’s CCO regarding the operation of the compliance policies and procedures of the Trust and its primary service providers.  The Trust’s CCO is supported by four compliance officers, each of whom serve at the fund complex level, and periodically attend Board meetings.  The Board also receives quarterly reports from the investment advisers on the investments and securities trading of the funds, including their investment performance, as well as reports regarding the valuation of the funds’ securities.  In addition, in its annual review of the funds’ advisory agreements, the Board reviews information provided by the investment advisers relating to their operational capabilities, financial condition and resources.  The Board also conducts an annual self-evaluation that includes a review of its effectiveness in overseeing the number of funds in the Trust and the effectiveness of its committee structure.

Although the risk management policies of the investment advisers and the Trust’s other service providers are designed to be effective, those policies and their implementation vary among service providers and over time, and there is no guarantee that they will be effective.  Not all risks that may affect the Trust can be identified or processes and controls developed to eliminate or mitigate their occurrence or effects, and some risks are simply beyond the control of the Trust, the investment advisers or their affiliates, or other service providers to the Trust.  The Board may at any time, and in its sole discretion, change the manner in which it conducts its risk oversight role.

INVESTMENT ADVISER

Lowe, Brockenbrough & Company, Inc. (the “Adviser”) supervises each Fund’s investments pursuant to an Investment Advisory Agreement (the “Advisory Agreement”) described in the Prospectus.  Each Fund’s Advisory Agreement is effective until April 1, 2014 and is subject to annual approval by the Board of Trustees or by vote of a majority of the Fund’s outstanding voting securities, provided such continuance is also approved by a majority of the Independent Trustees by vote cast in person at a meeting called for the purpose of voting on such approval.  The Advisory Agreement is terminable without penalty on sixty days notice by the Board of Trustees of the Trust or by the Adviser.  The Advisory Agreement provides that it will terminate automatically in the event of its assignment.

Compensation of the Adviser with respect to the Balanced Fund, based upon the Fund’s average daily net assets, is at the following annual rates: 0.65% on the first $250 million; 0.60% on the next $250 million; and 0.55% on assets over $500 million. For the fiscal years ended March 31, 2013, 2012 and 2011, the Balanced Fund paid the Adviser advisory fees of $119,498 (which was net of voluntary fee waivers of $1,500), $124,674 and $136,446, respectively.

Compensation of the Adviser with respect to the Equity Fund, based upon the Fund’s average daily net assets, is at the following annual rates: on the first $500 million, 0.65%; and on assets over $500 million, 0.55%.  For the fiscal years ended March 31, 2013, 2012 and 2011, the Equity Fund paid the Adviser advisory fees of $172,346, $172,613 and $168,610, respectively.

Compensation of the Adviser with respect to the Tax Exempt Virginia Fund, based upon the Fund’s average daily net assets, is at the following annual rates: on the first $250 million, 0.40%; on the next $250 million, 0.35%; and on assets over $500 million, 0.30%.  For the fiscal years ended March 31, 2013, 2012 and 2011, the Tax Exempt Virginia Fund paid the Adviser advisory fees of $96,603 (which was net of voluntary fee waivers of $22,351),  $96,590 (which was net of voluntary fee waivers of $24,147) and $102,611 (which was net of voluntary fee waivers of $23,462), respectively.

The Adviser, organized as a Virginia corporation in 1970, is controlled by its majority shareholder, Austin Brockenbrough, III.  As an affiliate of the Adviser, Mr. Brockenbrough may directly or indirectly receive benefits from the advisory fees paid to the Adviser.  In addition to acting as adviser to the Funds, the Adviser also provides investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts and individuals.

The Adviser provides a continuous investment program for the Funds, including investment research and management with respect to all securities, investments, cash and cash equivalents of the Funds.  The Adviser determines what securities and other investments will be purchased, retained or sold by the Funds, and does so in accordance with the investment objectives and policies of the Funds as described herein and in the Prospectus. The Adviser places all securities orders for the Funds, determining with which broker, dealer, or issuer to place the orders.  The Adviser must adhere to the brokerage policies of the Funds in placing all orders, the substance of which policies are that the Adviser must seek at all times the most favorable price and execution for all securities brokerage transactions.  The Adviser also provides, at its own expense, certain executive officers to the Trust, and pays the entire cost of distributing Fund shares.

The Adviser may enter into arrangements with certain brokerage firms and financial institutions to provide administrative, shareholder sub-accounting and other services, including sales-related services.  The Funds may compensate these organizations for their administrative and shareholder sub-accounting (but not sales-related) services based on the number of customer accounts maintained in the Funds by such organizations.  The Adviser, not the Funds, may further compensate these organizations for their sales-related services; however, the payment of such compensation by the Adviser will not affect the expense ratios of the Funds.

Portfolio Managers

Other Accounts Managed (as of March 31, 2013)

The Portfolio Managers are also responsible for the day-to-day management of other accounts, as indicated in the following table.  None of these accounts has an advisory fee based on the performance of the account.  Each Portfolio Manager’s name is followed by the name of the  Funds for which the Portfolio Manager is responsible for providing investment advisory services.

Name of Portfolio Manager	Type of Accounts	Number of Other Accounts Managed	Total Assets in Other Accounts Managed	Number of Accounts with Advisory Fee Based on Performance	Total Assets in Accounts with Advisory Fee Based on Performance
Charles M. Caravati, III Jamestown Balanced Fund Jamestown Equity Fund	Registered investment companies: Other pooled investment vehicles: Other accounts:	0 1 74	$ 0 $10 million $85 million	0 0 0	$ 0 $ 0 $ 0
Lawrence B. Whitlock, Jr. Jamestown Balanced Fund Jamestown Equity Fund	Registered investment companies: Other pooled investment vehicles: Other accounts:	0 0 129	$ 0 $ 0 $272 million	0 0 0	$ 0 $ 0 $ 0
Joseph A. Jennings, III Jamestown Balanced Fund Jamestown Tax-Exempt Virginia Fund	Registered investment companies: Other pooled investment vehicles: Other accounts:	0 0 192	$ 0 $ 0 $171 million	0 0 0	$ 0 $ 0 $ 0

Potential Conflicts of Interest

The Portfolio Managers generally oversee other advisory accounts that adhere to an investment strategy similar to that of the Fund or Funds for which they serve.  Conflicts of interest may arise in connection with the management of a Fund’s investments, the management of other advisory accounts, and personal trading by Portfolio Managers.  The Adviser has an obligation to allocate investment opportunities to all of its clients, including the Funds, in a manner that is fair and equitable over time.  Policies and procedures have been adopted to ensure this equitable allocation among clients.  In addition, procedures are in place to monitor personal trading by the Portfolio Managers to ensure that the interests of the Adviser’s clients come first.

Compensation

The Adviser compensates the Portfolio Managers of the Funds with a combination of fixed salary, annual profit sharing contribution and an incentive bonus.  Incentive bonuses are based on the Adviser’s profitability and the Portfolio Manager’s contribution to the Adviser.  The fixed salary component represents the majority of the annual compensation.

Ownership of Fund Shares

The following table indicates, as of March 31, 2013 , the dollar value of shares beneficially owned by the Portfolio Managers of the Fund or Funds for which the Portfolio Manager serves.

Name of Portfolio Manager	Dollar Value of Fund Shares Beneficially Owned
Charles M. Caravati, III	Jamestown Balanced Fund - $500,001 – $1 million Jamestown Equity Fund $ 50,001 – $100,000
Lawrence B. Whitlock, Jr.	Jamestown Balanced Fund - None Jamestown Equity Fund - $100,001 - $500,000
Joseph A. Jennings, III	Jamestown Balanced Fund - None Jamestown Tax Exempt Virginia Fund - None

ADMINISTRATOR

The Trust retains Ultimus Fund Solutions, LLC (the “Administrator”), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, to provide the Funds with administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services.  The Administrator maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of each Fund’s shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions.  The Administrator also provides accounting and pricing services to the Funds and supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services.  The Administrator supervises the preparation of tax returns, reports to shareholders of the Funds, reports to and filings with the SEC and state securities commissions, and materials for meetings of the Board of Trustees.

For the performance of these services, each Fund pays the Administrator a fee at the annual rate of 0.15% of the average value of its daily net assets up to $25 million, 0.125% of such assets from $25 million to $50 million, and 0.10% of such assets in excess of $50 million.  The minimum fee is $4,500 per month with respect to each of the Balanced Fund and the Equity Fund and $4,000 per month with respect to the Tax Exempt Virginia Fund.  In addition, the Funds pay out-of-pocket expenses, including but not limited to, postage, envelopes, checks, drafts, forms, reports, record storage, communication lines and all costs of external pricing services.  For the fiscal years ended March 31, 2013, 2012 and 2011, the Balanced Fund paid administration fees to the Administrator of $50,000, $48,000 and $48,000, respectively; the Equity Fund paid administration fees to the Administrator of $50,000, $48,000 and $48,000, respectively; and the Tax Exempt Virginia Fund paid administration fees to the Administrator of $45,548, $43,991 and $45,759, respectively.

Under the terms of a Compliance Consulting Agreement between the Trust and the Administrator, the Administrator provides an individual to serve as the Trust’s CCO.  For these services, the Funds pay the Administrator an annual base fee of $18,600 plus an asset-based fee equal to 0.01% per annum on aggregate average net assets in excess of $100 million.  In addition, the Funds reimburse the Administrator for any out-of-pocket expenses incurred for these services.  For the fiscal years ended March 31, 2013, 2012 and 2011, the Balanced Fund paid compliance service fees to the Administrator of $6,200, $6,200 and $6,384, respectively; the Equity Fund paid compliance service fees to the Administrator of $6,200, $6,200 and $6,384, respectively; and the Tax Exempt Virginia Fund paid compliance service fees to the Administrator of $6,200, $6,200 and $6,384, respectively.

DISTRIBUTOR

Ultimus Fund Distributors, LLC (the “Distributor”), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as principal underwriter for the Funds pursuant to a Distribution Agreement. Shares are sold on a continuous basis by the Distributor.  The Distributor has agreed to use its best efforts to solicit orders for the sale of Fund shares, but it is not obliged to sell any particular amount of shares.  The Distribution Agreement provides that, unless sooner terminated, it will continue in effect so long as such continuance is approved at least annually (i) by the Board of Trustees or a vote of a majority of the outstanding shares, and (ii) by a majority of the Trustees who are not “interested persons” of the Trust or of the Distributor by vote cast in person at a meeting called for the purpose of voting on such approval.  The Distribution Agreement may be terminated by the Funds at any time, without the payment of any penalty, by vote of a majority of the Board of Trustees of the Trust or by vote of a majority of the outstanding shares of the Funds on sixty days written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on sixty days written notice to the Trust.  The Distribution Agreement will automatically terminate in the event of its assignment.  The Distributor is an affiliate of the Administrator and Robert G. Dorsey and Mark J. Seger are each Managing Directors of the Distributor and officers of the Trust.

OTHER SERVICE PROVIDERS

The firm of Ernst & Young LLP, independent registered public accounting firm, 312 Walnut Street, Suite 1900, Cincinnati, Ohio 45202, has been retained by the Board of Trustees to perform an independent audit of the financial statements of the Trust and to advise the Trust as to matters of accounting and federal and state income taxation, as requested.

Sullivan & Worcester LLP, One Post Office Square, Boston Massachusetts 02109, serves as legal counsel to the Trust and the Independent Trustees.

The Custodian of the Funds’ assets is U.S. Bank NA, 425 Walnut Street, Cincinnati, Ohio 45202.  The Custodian holds all cash and securities of the Funds (either in its possession or in its favor through “book entry systems” authorized by the Trustees in accordance with the 1940 Act), collects all income and effects all securities transactions on behalf of the Funds.

PORTFOLIO SECURITIES AND BROKERAGE

It is the Funds’ practice to seek the best price and execution for all portfolio securities transactions.  The Adviser (subject to the general supervision of the Board of Trustees) directs the execution of the Funds’ portfolio transactions.

The Funds’ fixed income portfolio transactions will normally be principal transactions executed in over-the-counter markets on a “net” basis, which may include a dealer markup. The Funds’ common stock portfolio transactions will normally be exchange traded and effected through broker-dealers who charge brokerage commissions.  Options will also normally be exchange traded involving the payment of commissions.  With respect to securities traded only in the over-the-counter market, orders will be executed on a principal basis with primary market makers in such securities except where better prices or executions may be obtained on an agency basis or by dealing with other than a primary market maker.

During the fiscal years ended March 31, 2013, 2012 and 2011, the total brokerage commissions paid by the Balanced Fund were $8,476, $10,818 and $16,864, respectively.  During the fiscal years ended March 31, 2013, 2012 and 2011, the total brokerage commissions paid by the Equity Fund were $18,667, $20,109 and $33,103, respectively.  During the fiscal years ended March 31, 2013, 2012 and 2011, the total brokerage commissions paid by the Tax Exempt Virginia Fund were $0, $0 and $500, respectively.

Subject to the requirements of the 1940 Act and procedures adopted by the Board of Trustees, the Funds may execute portfolio transactions through any broker or dealer and pay brokerage commissions to a broker (i) which is an affiliated person of the Trust, or (ii) which is an affiliated person of such person, or (iii) an affiliated person of which is an affiliated person of the Trust or the Adviser.

While there is no formula, agreement or undertaking to do so, a portion of the Funds’ brokerage commissions may, in the discretion of the Adviser, be allocated to those brokers or dealers that provide the Adviser with research services.  The types of research services that the Adviser may obtain include, but are not limited to, investment recommendations, financial, economic, political, fundamental and technical market and interest rate data, and other statistical or research services.  Much of the information so obtained may also be used by the Adviser for the benefit of the other clients it may have.  Conversely, the Funds may benefit from such transactions effected for the benefit of other clients.  In all cases, the Adviser is obligated to effect transactions for the Funds based upon obtaining the most favorable price and execution.  Factors considered by the Adviser in determining whether the Funds will receive the most favorable price and execution include, among other things: the size of the order, the broker’s ability to effect and settle the transaction promptly and efficiently and the Adviser’s perception of the broker’s reliability, integrity and financial condition.   During the fiscal year ended March 31, 2013, the amount of brokerage transactions and related commissions directed to brokers because of research services provided was $7,059,580 and $8,476, respectively, for the Balanced Fund and $15,711,105 and $18,667, respectively, for the Equity Fund.

In order to reduce the total operating expenses of the Balanced Fund and the Equity Fund, a portion of each Fund’s operating expenses have been paid through an arrangement with a third party broker-dealer who is compensated through commission trades. Payment of expenses by the broker-dealer is based on a percentage of commissions earned.  Expenses reimbursed through the brokerage arrangement during the fiscal year ended March 31, 2013 were $10,500 and $12,000 for the Balanced Fund and the Equity Fund, respectively.

As of March 31, 2013, the Funds held the following securities issued by the parent company of J.P. Morgan Securities, LLC, a “regular broker-dealer” of the Trust, as defined in the 1940 Act:

Fund	Type of Security	Regular Broker-Dealer	Market Value as of March 31, 2013
Balanced Fund	Common Stock Debt	J.P. Morgan Securities LLC J.P. Morgan Securities LLC	$ 317,982 $ 115,804
Equity Fund	Common Stock	J.P. Morgan Securities LLC	$ 626,472

Codes of Ethics.   The Trust, the Adviser and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act which permits personnel subject to the Code of Ethics to invest in securities, including securities that may be purchased or held by the Funds.  The Codes of Ethics adopted by the Trust, the Adviser and the Distributor are on public file with, and are available from, the SEC.

SPECIAL SHAREHOLDER SERVICES

As noted in the Prospectus, the Funds offer the following shareholder services:

Regular Account.  The regular account allows for voluntary investments to be made at any time. When an investor makes an initial investment in the Funds, a shareholder account is opened in accordance with the investor’s registration instructions.  Each time there is a transaction in a shareholder account, such as an additional investment or the reinvestment of a dividend or distribution, the shareholder will receive a statement showing the transaction.

Automatic Investment Plan. The automatic investment plan enables shareholders to make regular periodic investments in shares through automatic charges to their checking account.  With shareholder authorization and bank approval, the Administrator will automatically charge the checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the NAV on or about the fifteenth and/or the last business day of the month as indicated on the Account Application.  The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Administrator.

Systematic Withdrawal Plan.  Shareholders owning shares with a value of $10,000 or more may establish a Systematic Withdrawal Plan.  A shareholder may receive monthly or bi-monthly payments, in amounts of not less than $100 per payment, by authorizing the Funds to redeem the necessary number of shares periodically (on the 15th and/or the last business day of the month).  Payments may be made directly to an investor’s account with a commercial bank or other depository institution via an Automated Clearing House (“ACH”) transaction.

Instructions for establishing this service are included in the Account Application or are available by calling the Funds.  Payments may also be made by check made payable to the designated recipient and mailed within 7 days of the withdrawal date.  If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the Application (see “Signature Guarantees” in the Prospectus).  A corporation (or partnership) must also submit a “Corporate Resolution” (or “Certification of Partnership”) indicating the names, titles and required number of signatures authorized to act on its behalf.  The Application must be signed by a duly authorized officer(s) and the corporate seal affixed.  No redemption fees are charged to shareholders under this plan.  Costs in conjunction with the administration of the plan are borne by the Funds.  Shareholders should be aware that such systematic withdrawals may deplete or use up entirely their initial investment.  In addition, systematic withdrawals may result in realized long-term or short-term capital gains or losses, or, in certain circumstances, may be treated as dividends for tax purposes.  The Systematic Withdrawal Plan may be terminated at any time by the Funds upon sixty days written notice or by a shareholder upon written notice to the Funds. Applications and further details may be obtained by calling the Funds at 1-866-738-1126, or by writing to:

The Jamestown Funds
Shareholder Services
P.O. Box 46707
Cincinnati, Ohio 45246-0707

Transfer of Registration.  To transfer shares to another owner, send a written request to the Funds at the address shown herein. Your request should include the following:  (1) the Fund name and existing account registration; (2) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registration; (3) the new account registration, address, social security or taxpayer identification number and how dividends and capital gains are to be distributed; (4) signature guarantees (see the Prospectus under the heading “Signature Guarantees”); and (5) any additional documents that are required for transfer by corporations, administrators, executors, trustees, guardians, etc.  If you have any questions about transferring shares, call or write the Funds.

PURCHASE OF SHARES

The purchase price of shares of each Fund is the NAV next determined after the order is received in proper form.  An order received prior to the close of the regular session of trading on the New York Stock Exchange (the “Exchange”), generally 4:00 p.m. Eastern time, will be executed at the price computed on the date of receipt; and an order received after that time will be executed at the price computed on the next Business Day.  An order to purchase shares is not binding on the Funds until it has been confirmed in writing (or unless other arrangements have been made with the Funds, for example in the case of orders utilizing wire transfer of funds) and payment has been received.

Due to Internal Revenue Service regulations, applications without social security or tax identification numbers will not be accepted.  If, however, you have already applied for a social security or tax identification number at the time of completing your account application, the application should so indicate.  The Funds are required to, and will, withhold taxes on all distributions and redemption proceeds if the number is not delivered to the Funds within 60 days.

Each Fund reserves the right in its sole discretion (i) to suspend the offering of its shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund and its shareholders, and (iii) to reduce or waive the minimum for initial and subsequent investments under some circumstances, including circumstances where certain economies can be achieved in sales of Fund shares.

Purchases in Kind.  The Funds may accept securities in lieu of cash in payment for the purchase of shares of the Funds.  The acceptance of such securities is at the sole discretion of the Adviser based upon the suitability of the securities accepted for inclusion as a long term investment of the Funds, the marketability of such securities, and other factors that the Adviser may deem appropriate.  If accepted, the securities will be valued using the same criteria and methods to determine NAV as described in the Prospectus.

Employees and Affiliates of the Funds. The Funds have adopted initial investment minimums for the purpose of reducing the cost to the Funds (and consequently to the shareholders) of communicating with and servicing their shareholders.  However, a reduced minimum initial investment requirement of $1,000 applies to Trustees, officers and employees of the Funds, the Adviser and certain parties related thereto, including clients of the Adviser or any sponsor, officer, committee member thereof, or the immediate family of any of them.  In addition, accounts having the same mailing address may be aggregated for purposes of the minimum investment if shareholders consent in writing to share a single mailing of shareholder reports, proxy statements (but each such shareholder would receive his/her own proxy) and other Fund literature.

REDEMPTION OF SHARES

Each Fund may suspend redemption privileges or postpone the date of payment (i) during any period that the Exchange is closed, or trading on the Exchange is restricted as determined by the SEC, (ii) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or to fairly determine the value of its assets, and (iii) for such other periods as the SEC may permit.

No charge is made by the Funds for redemptions, although the Trustees could impose a redemption charge in the future.  Any redemption may be for more or less than the amount of the shareholder’s investment depending on the market value of securities held by the Funds.

There is currently no charge by the Funds for wire redemptions. However, the Funds reserve the right, upon thirty days written notice, to make reasonable charges for wire redemptions.  All charges will be deducted from your account by redemption of shares in your account.  Your bank or brokerage firm may also impose a charge for processing the wire.  In the event that wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

Redemptions in Kind.  The Funds do not intend, under normal circumstances, to redeem their securities by payment in kind.  It is possible, however, that conditions may exist which would, in the opinion of the Adviser, make it in the best interests of the Funds and their shareholders to do

so.  The Board of Trustees has authorized payment to be made in portfolio securities or other property of the Funds.  Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the NAV.  Shareholders receiving them would incur brokerage costs when these securities are sold.  An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein each Fund commits to pay redemptions in cash, rather than in kind, to any shareholder of record of the Funds who redeems during any ninety day period, the lesser of (a) $250,000 or (b) one percent (1%) of a Fund’s net assets at the beginning of such period unless the shareholder consents to receiving the entire distribution in kind.

NET ASSET VALUE DETERMINATION

Under the 1940 Act, the Trustees are responsible for overseeing the good faith determination of the fair value of the securities and other assets of the Funds, and they have adopted procedures to do so, as follows. The NAVof each Fund is determined as of the close of the regular session of trading on the Exchange (currently 4:00 p.m. Eastern time) on each “Business Day.”  A Business Day means any day, Monday through Friday, except for the following holidays:  New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Fourth of July, Labor Day, Thanksgiving Day and Christmas.  NAV is determined by dividing the total value of all Fund securities and other assets, less liabilities, by the total number of shares then outstanding.  NAV includes interest on fixed income securities, which is accrued daily.

FUND EXPENSES

Each Fund pays all expenses not assumed by the Adviser, including its advisory fees.  Fund expenses include, among others, the fees and expense, if any, of the Independent Trustees, fees of the Custodian, interest expense, taxes, brokerage fees and commissions, fees and expenses of the Funds’ shareholder servicing operations, fees and expenses of qualifying and registering the Funds’ shares under federal and state securities laws, expenses of preparing, printing and distributing prospectuses and reports to existing shareholders, auditing and legal expenses, insurance expenses, association dues, fees and expenses of the Trust’s CCO, and the expense of shareholders’ meetings and proxy solicitations.  The Funds are also liable for any nonrecurring expenses as may arise such as litigation to which the Funds may be a party.  The Funds may be obligated to indemnify the Trustees and officers with respect to such litigation.  All expenses of a Fund are accrued daily on the books of the Fund at a rate which, to the best of its belief, is equal to the actual expenses expected to be incurred by the Fund in accordance with generally accepted accounting practices.

General Trust expenses are allocated among the Trust’s series, or funds, which allocation may be based on relative net assets of each fund (on the date the expense is paid) or the nature of the services performed and the relative applicability to each fund.

ADDITIONAL TAX INFORMATION

Taxation of the Funds.  Each Fund has qualified and intends to qualify annually for the special tax treatment afforded a “regulated investment company” (“RIC”) under Subchapter M of the Internal Revenue Code of 1986 (the “Code”) so that it does not pay federal taxes on income and capital gains distributed to shareholders.  Among the requirements to qualify under Subchapter

M, each Fund must distribute annually at least 90% of its net investment income.  In addition to this distribution requirement, each Fund must (1) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, certain other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currencies, or from net income derived from an interest in a qualified publicly traded partnership (“PTP”); and (2) diversify its holdings so that at the end of each quarter of its taxable year the following two conditions are met: (a) at least 50% of the value of the Fund’s total assets is represented by cash, U.S. Government securities, securities of other RICs and other securities (for this purpose such other securities will qualify only if the Fund’s investment is limited in respect to any issuer to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of the value of the Fund’s total assets is invested in securities (other than U.S. Government securities or securities of other RICs) of any one issuer, the securities of any two or more issuers that the Fund controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified PTPs.  For these purposes, a qualified PTP is generally a PTP other than one where at least 90% of its gross income is gross income that would otherwise be qualifying income for a RIC.

While the above requirements are aimed at qualification of the Funds as RICs under Subchapter M of the Code, the Funds also intend to comply with certain requirements of the Code to avoid liability for federal income and excise tax. If the Funds remain qualified under Subchapter M, they will not be subject to federal income tax to the extent they distribute their taxable net investment income and net realized capital gains.  A nondeductible 4% federal excise tax will be imposed on each Fund to the extent it does not distribute at least 98% of its ordinary taxable income for a calendar year, plus 98.2% of its capital gain net taxable income for the one year period ending each October 31, plus certain undistributed amounts from prior years.  While each Fund intends to distribute its taxable income and capital gains in a manner so as to avoid imposition of the federal excise and income taxes, there can be no assurance that the Funds indeed will make sufficient distributions to avoid entirely imposition of federal excise or income taxes.  If a Fund fails to qualify as a RIC for any year, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and its distributions (including capital gains distributions) generally will be taxable as ordinary income dividends to its shareholders, subject to the dividends received deduction for corporate shareholders and the provisions relating to qualified dividend income.  The Board of Trustees reserves the right not to maintain the qualification of the Funds as RICs if it determines such course of action to be beneficial to shareholders.

Based on the recently enacted Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”), there is a remedy for failure of the Subchapter M asset diversification test, if the failure was due to reasonable cause and not willful neglect, subject to certain divestiture and procedural requirements and the payment of a tax.  The Modernization Act also sets forth a de minimis exception to a potential failure of the Subchapter M asset diversification test, which would require corrective action but no tax.  In addition, the Modernization Act allows for the remedy of a failure of the source-of-income requirement, if the failure was due to reasonable cause and not willful neglect, subject to certain procedural requirements and the payment of a tax.

Each Fund’s net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards.  Capital losses arising in taxable years beginning on or before December 22, 2010 (“pre-2011”) may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction.  In the year pre 2011 losses are carried forward, such losses are treated as short-term capital losses that first offset short-term capital gains and then offset long-term capital gains.  Capital losses arising in taxable years after December 22, 2010 may be utilized indefinitely to offset net realized capital gains, if any, prior to distributing such gains to shareholders.  In addition, capital losses arising in taxable years after December 22, 2010 must be utilized prior to any losses arising on or before December 22, 2010.

Should additional series, or funds, be created by the Trustees, each fund would be treated as a separate tax entity for federal income tax purposes.

Tax Status of the Funds’ Dividends and Distributions.   Individual shareholders may benefit from lower rates applicable to long-term capital gains on certain distributions that are attributable to certain dividends received by the Funds from U.S. corporations and certain foreign corporations (“Qualified Dividends”).  Long-term capital gains are generally taxable to individuals at a maximum rate of 20%, with lower rates potentially applicable to taxpayers depending on their income levels. Currently, the American Taxpayer Relief Act of 2012 requires individual taxpayers with taxable incomes above $400,000 ($450,000 for married taxpayers, $425,000 for heads of households) to be subject to a 20% rate of tax on long-term capital gains and Qualified Dividends. Taxpayers that are not in such highest tax bracket continue to be subject to a maximum 15% rate of tax on long-term capital gains and Qualified Dividends. These rates may change over time.  Distributions of net short-term capital gains that exceed net long-term capital losses will generally be taxable as ordinary income. In addition,  for an individual shareholder to benefit from the lower tax rate on Qualified Dividends (either 15% or 20%, depending on income levels), the shareholder must hold shares in the Fund, and the Fund must hold shares in the dividend-paying corporation, at least 61 days during a prescribed period.  Under current IRS practice, the prescribed period is the 121-day period beginning 60 days before the date on which the shareholder or the Fund, as the case may be, becomes entitled to receive the dividend.  Furthermore, in determining the holding period for this purpose, any period during which the recipient’s risk of loss is offset by means of options, short sales or similar instruments is not included.  Additionally, an individual shareholder would not benefit from the lower tax rate to the extent it or the Fund is obligated (e.g., pursuant to a short sale) to make related payments with respect to positions in substantially similar or related property.

Certain U.S. shareholders, including individuals and estates and trusts whose income exceeds certain levels, will be subject to an additional 3.8% Medicare tax on all or a portion of their “net investment income,” which should include dividends from the Funds and net gains from the disposition of shares of the Funds.  U.S. shareholders are urged to consult their own tax advisors regarding the implications of the additional Medicare tax resulting from an investment in the Funds.

For corporate shareholders, the dividends received deduction, if applicable, should apply to a portion of the dividends paid by each Fund.  Each Fund will send shareholders information each year on the tax status of dividends and disbursements.  A dividend or capital gains distribution paid shortly after shares have been purchased, although in effect a return of investment, is subject to federal income taxation.  Dividends from net investment income, along with capital gains, will be taxable to shareholders, whether received in cash or shares and regardless of how long you have held your Fund shares, even if they reduce the NAV of shares below your cost and thus in effect result in a return of a part of your investment.

As of January 1, 2012, federal law requires that mutual fund companies report their shareholders’ cost basis, gain/loss, and holding period to the IRS on the Funds’ shareholders’ Consolidated Form 1099s when “covered” shares are sold.  Covered shares are any regulated investment company shares acquired on or after January 1, 2012 and any such shares acquired before January 1, 2012 are considered non-covered shares.  In response to this federal law, the Funds chose “average cost,” which is the mutual fund industry standard, as the Funds’ default tax lot identification for all shareholders.  Average cost will be the method used for reporting the redemption of any covered shares on your Consolidated Form 1099 unless you select a different tax lot identification method.  You may choose a method different than average cost as long as you do so at the time of your purchase or upon the redemption of covered shares.  Please keep in mind that the Funds are not responsible for providing you with cost basis information on shares acquired prior to January 1, 2012.

Effective January 1, 2014, the Funds will be required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends and (effective January 1, 2017) redemption proceeds made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of Treasury of U.S.-owned foreign investment accounts.  Shareholders may be requested to provide additional information to the Funds to enable the Funds to determine whether withholding is required.

Capital gain distributions made by the Tax Exempt Virginia Fund are also subject to Virginia income tax, except to the extent attributable to gains from certain obligations of the Commonwealth of Virginia and its political subdivisions.  Since federal and Virginia income tax laws exempt income from qualifying municipal bond obligations, income dividends attributable to such obligations are exempt from such taxes.  A report will be distributed to each shareholder as of December 31st of each year outlining the percentage of income dividends which qualify for such tax exemptions.

Sale, Exchange or Redemption of Fund Shares.   A sale, exchange or redemption of shares of the Funds by a shareholder is generally a taxable event.  For federal income tax purposes, any loss upon the sale of shares of the Funds held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gains distributions received by the shareholder.  In addition, any loss upon the sale of shares of the Tax Exempt Virginia Fund held for six months or less will be disallowed for both federal and Virginia income tax purposes to the extent of any dividends received by the shareholder exempt from federal income tax, even though, in the case of Virginia, some portion of such dividends actually may have been subject to Virginia income tax.

Shareholders should consult their tax advisors regarding the federal, state, local and foreign tax consequences resulting from the ownership of shares of the Funds.

GENERAL INFORMATION ABOUT THE TRUST

The Funds are no-load series of Williamsburg Investment Trust, an open-end management investment company organized as a Massachusetts business trust in July 1988.  The Balanced Fund and the Equity Fund are each diversified series of the Trust and the Tax Exempt Virginia Fund is a non-diversified series. The Board of Trustees has overall responsibility for management of the Funds under the laws of Massachusetts governing the responsibilities of trustees of business trusts.  The Declaration of Trust of the Trust currently provides for the shares of eleven funds, or series, to be issued.  The Trustees are permitted to create additional series, or funds, at any time.

Shares of the Funds, when issued, are fully paid and non-assessable and have no preemptive or conversion rights.  Shareholders are entitled to one vote for each full share and a fractional vote for each fractional share held.  Shares have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees and, in this event, the holders of the remaining shares voting will not be able to elect any Trustees.  The Trustees will hold office indefinitely, except that:  (1) any Trustee may resign or retire and (2) any Trustee may be removed with or without cause at any time (a) by a written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; or (b) by vote of shareholders holding not less than two-thirds of the outstanding shares of the Trust, cast in person or by proxy at a meeting called for that purpose; or (c) by a written declaration signed by shareholders holding not less than two-thirds of the outstanding shares of the Trust and filed with the Trust’s custodian.  Shareholders have certain rights, as set forth in the Declaration of Trust, including the right to call a meeting of the shareholders for the purpose of voting on the removal of one or more Trustees.  Shareholders holding not less than ten percent (10%) of the shares then outstanding may require the Trustees to call such a meeting and the Trustees are obligated to provide certain assistance to shareholders desiring to communicate with other shareholders in such regard (e.g., providing access to shareholder lists, etc.).  Shareholder inquiries may be made in writing, addressed to the Funds at the address contained in this Statement of Additional Information.  In case a vacancy or an anticipated vacancy shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to the provisions of Section 16(a) of the 1940 Act.  The Trust does not expect to hold annual meetings of shareholders.

Upon liquidation of the Trust or a particular fund of the Trust, holders of the outstanding shares of the fund being liquidated shall be entitled to receive, in proportion to the number of shares of the fund held by them, the excess of that fund’s assets over its liabilities.  On any matter submitted to a vote of shareholders, all shares of the Trust then issued and outstanding and entitled to vote, irrespective of the fund, shall be voted in the aggregate and not by fund, except (i) when required by the 1940 Act, shares shall be voted by individual fund; and (ii) when the matter does not affect any interest of a particular fund, then only shareholders of the affected fund or funds shall be entitled to vote thereon.  Examples of matters which affect only a particular fund could be a proposed change in the fundamental investment objectives or policies of that fund or a proposed change in the investment advisory agreement for a particular fund.

Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust.  The Declaration of Trust,

therefore, contains provisions that are intended to mitigate such liability.

Stock certificates will not be issued for your shares.  Evidence of ownership will be given by issuance of periodic account statements which will show the number of shares owned.

Proxy Voting Policies and Procedures.   The Trust and the Adviser have adopted Proxy Voting Policies and Procedures that describe how the Funds intend to vote proxies relating to portfolio securities.  The Proxy Voting Policies and Procedures of the Trust and the Adviser are attached to this Statement of Additional Information as Appendix A.  Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling toll-free 1-866-738-1126, or on the SEC’s website at http://www.sec.gov.

Portfolio Holdings Disclosure Policy.  The Board of Trustees of the Trust has adopted policies to govern the circumstances under which disclosure regarding securities held by the Funds, and disclosure of purchases and sales of such securities, may be made to shareholders of the Funds or other persons.  The Trust’s CCO is responsible for monitoring the use and disclosure of information relating to portfolio securities.  Although no material conflicts of interest are believed to exist that could disadvantage the Funds or their shareholders, various safeguards have been implemented to protect the Funds and their shareholders from conflicts of interest, including: the adoption of codes of ethics pursuant to Rule 17j-1 under the 1940 Act designed to prevent fraudulent, deceptive or manipulative acts by officers and employees of the Trust, the Adviser and the Distributor in connection with their personal securities transactions; the adoption by the Adviser and the Distributor of insider trading policies and procedures designed to prevent their employees’ misuse of material non-public information; and the adoption by the Trust of a Code of Ethics for Principal Executive and Senior Financial Officers that requires the Trust’s Principal Executive Officer(s), Principal Financial Officer(s) and Principal Accounting Officer(s) to report to the Board any affiliations or other relationships that could potentially create a conflict of interest with the Funds.

•
Public disclosure regarding the securities held by the Funds (“Portfolio Securities”) is made quarterly in Annual Reports and Semi-Annual Reports to shareholders, and in quarterly holdings reports on Form N-Q (“Official Reports”).  Except for such Official Reports and as otherwise expressly permitted herein or required by applicable law, shareholders and other persons may not be provided with information regarding Portfolio Securities held, purchased or sold by the Funds.

•
Each of the Funds posts a complete listing of its Portfolio Securities as of the end of each month at www.jamestownfunds.com.  The listings of Portfolio Securities are made available within 10 business days of the end of each month.  The listings of Portfolio Securities on the website are available to the general public.

•
Information regarding Portfolio Securities is disclosed to the following rating and ranking organizations: Morningstar Inc., Lipper and Bloomberg L.P.  The Funds have not entered into confidentiality or trading prohibition agreements with these organizations; however, the Funds make available information about their Portfolio Securities to the general public (via the Funds’ website) in advance of any release of such information to these organizations.

•
In the event a Fund processes a shareholder’s redemption request in-kind, the Fund may, under certain circumstances, provide portfolio holdings information to such shareholder to the extent necessary to allow the shareholder to prepare for the receipt of such portfolio securities.

•
These policies relating to disclosure of the Funds’ Portfolio Securities do not prohibit: (i) disclosure of information to the Adviser or to other Fund service providers, including but not limited to the Funds’ administrator, distributor, custodian, legal counsel, accountants, pricing service, financial printer/typesetter and proxy voting service, or to brokers and dealers in connection with the Funds’ purchase and sale of Portfolio Securities; and (ii) disclosure of holdings of or transactions in Portfolio Securities by a Fund that is made on the same basis to all shareholders of the Fund.

The CCO of the Trust may approve other arrangements, not described herein, under which information relating to Portfolio Securities held by a Fund, or purchased or sold by a Fund (other than information contained in Official Reports), is disclosed to any shareholder or other person.  The CCO shall approve such an arrangement only if she concludes (based on a consideration of the information to be disclosed, the timing of the disclosure, the intended use of the information and other relevant factors) that the arrangement is reasonably necessary to aid in conducting the ongoing business of the Funds and is unlikely to affect adversely the Funds or any shareholder of the Funds and is in the best interests of shareholders and subject to a confidentiality agreement and prohibition of trading based upon material non-public information.

Neither the Adviser nor the Trust (or any affiliated person, employee, officer, trustee or director of the Adviser or the Trust) may receive any direct or indirect compensation in consideration of the disclosure of information relating to Portfolio Securities held, purchased or sold by the Funds.

The CCO shall inform the Board of Trustees of any arrangements that are approved by the CCO pursuant to these policies, and the rationale supporting such approval, at the next regular quarterly meeting of the Board of Trustees following such approval.  At least annually, the CCO shall provide the Board of Trustees with a report as to compliance with these policies.

Principal Holders of Fund Shares.  As of July 8, 2013, Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, California 94104, owned of record 36.05% of the outstanding shares of the Balanced Fund, 52.59% of the outstanding shares of the Equity Fund and 78.60% of the outstanding shares of the Tax Exempt Virginia Fund. As a result, Charles Schwab & Co., Inc. may be deemed to control each Fund.  As of July 8, 2013, Lawrence B. and Anne-Marie I. Schwartz, 1 Welwyn Place, Richmond, Virginia 23229, owned of record 10.31% of the outstanding shares of the Balanced Fund; Jesse D. Bowles, 2307 Crescent Avenue, Charlotte, North Carolina 28207, owned of record 7.55% of the outstanding shares of the Balanced Fund; and John M. Street, 315 Cheswick Lane, Richmond, Virginia 23229, owned of record 5.03% of the outstanding shares of the Tax Exempt Virginia Fund.

CALCULATION OF PERFORMANCE DATA

Each Fund may, from time to time, advertise certain total return information.  The average annual total returns of each Fund are computed by finding the average compounded rates of return over the 1-, 5-, and 10-year periods (or the period of a Fund’s operations) that would equate the initial amount invested to the ending redeemable value (after adjusting for the reinvestment of any income dividends and capital gain distributions). In particular, the average annual total returns of a Fund (“T”) are computed by using the redeemable value at the end of a specified period of time (“ERV”) of a hypothetical initial investment of $1,000 (“P”) over a period of time (“n”) according to the formula P (l+T)n = ERV.

Average annual total returns may also be calculated (i) after taxes on distributions and (ii) after taxes on distributions and redemption of Fund shares at the end of the period.  The calculations assume deduction of all taxes due on such Fund distributions.  The ending redeemable value is determined by assuming a complete redemption at the end of the period covered by the computation and, in the case of returns after taxes on distributions and redemption of Fund shares, includes the deduction of capital gains taxes resulting from the redemption or, if appropriate, an adjustment to take into account the tax benefit from any capital losses that may have resulted from the redemption.  After-tax returns are calculated using the highest applicable individual federal marginal tax rate in effect on the reinvestment date of a distribution.  The tax rates used correspond to the tax character of each component of the distributions (that is, the ordinary income tax rate for ordinary income distributions and the long-term capital gains rate for capital gains distributions).  The tax rates may vary over the course of the measurement period.  State and local tax liabilities are disregarded, as are the effect of phaseouts of certain exemptions, deductions and credits at various income levels and the impact of the federal alternative minimum income tax.  Actual after-tax returns will depend on an investor’s tax situation and may differ from those shown.  The after-tax returns are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The Funds’ past performance, before and after taxes, is not necessarily an indication of how the Funds will perform in the future.

The table shows each Fund’s average annual total returns for periods ended March 31, 2013:

Balanced Fund		Equity Fund		Tax Exempt Virginia Fund
One Year	8.68%	One Year	11.84%	One Year	1.88%
Five Years	4.40%	Five Years	4.01%	Five Years	3.79%
Ten Years	6.27%	Ten Years	7.23%	Ten Years	3.24%

In addition, each Fund may advertise other total return performance data (“Nonstandardized Return”).  Nonstandardized Return shows as a percentage rate of return encompassing all elements of return (i.e., income and capital appreciation or depreciation) and it assumes reinvestment of all dividends and capital gain distributions.  Nonstandardized Return may consist of a cumulative percentage of return, actual year-by-year rates or any combination thereof.

From time to time, each Fund may advertise its yield.  A yield quotation is based on a 30-day (or one month) period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

Yield = 2[(a-b/cd + 1)6 - 1]
Where:
a = dividends and interest earned during the period
b = expenses accrued for the period (net of reimbursements)
c = the average daily number of shares outstanding during the period that were entitled to receive dividends
d = the maximum offering price per share on the last day of the period

Solely for the purpose of computing yield, dividend income is recognized by accruing 1/360 of the stated dividend rate of the security each day that a Fund owns the security.  Generally, interest earned (for the purpose of “a” above) on debt obligations is computed by reference to the yield to maturity of each obligation held based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day prior to the start of the 30-day (or one month) period for which yield is being calculated, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest).   The yields of the Balanced Fund, the Equity Fund and the Tax Exempt Virginia Fund for the 30 days ended March 31, 2013 were 0.30%, 0.65% and 1.42%, respectively.

The tax-equivalent yield of the Tax Exempt Virginia Fund is computed by using the tax-exempt yield figure and dividing by one minus the applicable tax rate.   The Tax Exempt Virginia Fund’s tax-equivalent yield for the 30 days ended March 31, 2013, based on the highest marginal combined federal and Virginia income tax rate, was 2.33%.

The Funds’ performance may be compared in advertisements, sales literature and other communications to the performance of other mutual funds having similar objectives or to standardized indices or other measures of investment performance.  In particular, the Balanced Fund and the Equity Fund may compare their performance to the S&P 500 Index, which is generally considered to be representative of the performance of unmanaged common stocks that are publicly traded in the United States securities markets.  Comparative performance may also be expressed by reference to rankings or broad groups of mutual funds, as prepared or tracked and published by mutual fund monitoring services, such as Lipper or Morningstar, Inc., or by one or more newspapers, newsletters or financial periodicals.  Performance comparisons may be useful to investors who wish to compare the Funds’ past performance to that of other mutual funds and investment products.  Of course, past performance is not a guarantee of future results.

Lipper ranks funds in various fund categories by making comparative calculations using total return.  Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in NAV over a specific period of time.

Morningstar, Inc. rates mutual funds of all types, according to their risk-adjusted returns.  The maximum rating is five stars, and ratings are effective for one month.

Investors may use such indices and averages in addition to the Funds’ Prospectus to obtain a more complete view of the Funds’ performance before investing.  Of course, when comparing the Funds’ performance to any index, factors such as composition of the index and prevailing market conditions should be considered in assessing the significance of such comparisons.  When comparing funds using reporting services or total return, investors should take into consideration any relevant differences in funds such as permitted portfolio compositions and methods used to value portfolio securities and compute offering price.  Advertisements and other sales literature for the Funds may quote total returns that are calculated on non-standardized base periods.  The total returns represent the historic change in the value of an investment in the Funds assuming reinvestment of dividends and distributions over a specified period of time.

From time to time the Funds may include in advertisements and other communications information, charts, and illustrations relating to inflation and the effects of inflation on the dollar, including the purchasing power of the dollar at various rates of inflation.  The Funds may also disclose from time to time information about their portfolio allocation and holdings at a particular date (including ratings of securities assigned by independent rating services such as Standard & Poor’s Ratings Services and Moody’s Investors Service, Inc.).  The Funds may also depict the historical performance of the securities in which the Funds may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indices of those investments, or economic indicators.  The Funds may also present their performance and other investment characteristics, such as volatility or a temporary defensive posture, in light of the Adviser’s view of current or past market conditions or historical trends.  The Funds may also include in advertisements and in materials furnished to present and prospective shareholders statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed to meet specific financial goals, such as saving for retirement, children’s education, or other future needs.

FINANCIAL STATEMENTS AND REPORTS

The financial statements of the Funds will be audited each year by an independent registered public accounting firm.  Shareholders will receive annual audited and semiannual (unaudited) reports when published, and will receive written confirmation of all confirmable transactions in their account.  A copy of the Annual Report will accompany this Statement of Additional Information whenever the Statement of Additional Information is requested by a shareholder or prospective investor.  The financial statements of the Funds for the year ended March 31, 2013 , together with the report of Ernst & Young LLP thereon, are incorporated herein by reference to the Annual Report of the Funds.

APPENDIX A

WILLIAMSBURG INVESTMENT TRUST

POLICIES AND PROCEDURES FOR VOTING PROXIES

1.         Purpose.  The purpose of this memorandum is to describe the policies and procedures for voting proxies received from issuers whose securities are held by the Trust.  These policies and procedures are to be implemented by the Investment Advisers to the various Funds.

2.         Definitions

(a)           Proxy.  A proxy permits a shareholder to vote without being present at annual or special meetings.  A proxy is the form whereby a person who is eligible to vote on corporate matters transmits written instructions for voting or transfers the right to vote to another person in place of the eligible voter.  Proxies are generally solicited by management, but may be solicited by dissident shareholders opposed to management’s policies or strategies.

(b)           Proxy Manager.  Proxy manager, as used herein, refers to the individual, individuals or committee of individuals appointed by the Investment Advisers to the various Funds as being responsible for supervising and implementing these Policies and Procedures.

3.         Policy for Voting Proxies.

(a)           Fiduciary Considerations.  Proxies are voted solely in the interests of the shareholders of the Trust.  Any conflict of interest must be resolved in the way that will most benefit the shareholders.

(b)           Management Recommendations.  Since the quality and depth of management is a primary factor considered when investing in a company, the recommendation of management on any issue should be given substantial weight.

The vote with respect to most issues presented in proxy statements should be cast in accordance with the position of the company’s management, unless it is determined that supporting management’s position would adversely affect the investment merits of owning the stock.  However, each issue should be considered on its own merits, and the position of the company’s management should not be supported in any situation where it is found not to be in the best interests of the Trust’s shareholders.

4.         Conflicts of Interest.   The Trust recognizes that under certain circumstances the Investment Advisers may have a conflict of interest in voting proxies on behalf of the various Funds.  Such circumstances may include, but are not limited to, situations where the Investment Adviser or one or more of its affiliates, including officers, directors and employees, has or is seeking a client relationship with the issuer of the security that is the subject of the proxy vote.  The Investment Adviser shall periodically inform its employees that they are under an obligation to be aware of the potential for conflicts of interest on the part of the Investment Adviser with respect to voting proxies on behalf of the Funds, both as a result of the employee’s personal relationships and due to circumstances that may arise during the conduct of the Investment Adviser’s business, and to bring conflicts of interest of which they become aware to the attention of the proxy manager.  The Investment Adviser shall not vote proxies relating to such issuers on behalf of the Funds until it has determined that the conflict of interest is not material or a method of resolving such conflict of interest has been determined in the manner described below.  A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence the Adviser’s decision-making in voting a proxy.  Materiality determinations will be based upon an assessment of the particular facts and circumstances.  If the proxy manager determines that a conflict of interest is not material, the Investment Adviser may vote proxies notwithstanding the existence of a conflict.  If the conflict of interest is determined to be material, either (i) the conflict shall be disclosed to the Audit Committee and the Investment Adviser shall follow the instructions of the Audit Committee or (ii) the Investment Adviser shall vote the issue in question based upon the recommendation of an independent third party under a contractual arrangement approved by the Audit Committee. The proxy manager shall keep a record of all materiality decisions and report them to the Audit Committee on a quarterly basis.

5.         Routine Proposals.  Proxies for routine proposals (such as election of directors, selection of independent public accountants, stock splits and increases in capital stock) should generally be voted in favor of management.

6.         Non-routine Proposals.

(a)             Guidelines on Anti-takeover Issues.  Since anti-takeover proposals generally reduce shareholders’ rights, the vote with respect to these proposals should generally be “against.”  During review of the proposal, if it is concluded that the proposal is beneficial to shareholders, a vote for the proposal should be cast.  This may (but is not required to) be the case for staggered board and fair price amendments.  Other anti-takeover issues include supermajority rules, superstock, poison pills and greenmail.

(b)             Guidelines on Social and Political Issues.  Social and political issues should be reviewed on a case by case basis.  Votes should generally be cast with management on social or political issues, subject to review by the proxy manager appointed by the Investment Adviser who shall be the portfolio manager, securities analyst or other investment professional.

7.         Proxy Manager Approval.  Votes on non-routine matters (including the matters in paragraph 5 and mergers, stock option and other compensation plans) and votes against a management’s recommendations are subject to approval by the proxy manager.

8.         Proxy Voting Procedures.  Proxy voting will be conducted in compliance with the policies and practices described in this memorandum and is subject to the proxy manager’s supervision.  A reasonable effort should be made to obtain proxy material and to vote in a timely fashion.  Records should be maintained regarding the voting of proxies under these Policies and Procedures.

9.         Report to the Board.  On an annual basis, the proxy manager or his designee will report in writing to the Board of Trustees on the general manner in which proxy proposals relating to anti-takeover, social and political issues were voted, as well as proposals that were voted in opposition to management’s recommendations.

10.       Investment Advisers’ Voting Procedures. The Trust acknowledges that the Investment Advisers to the various Funds have adopted voting policies and procedures for their clients which have been delivered to the Trust.  To the extent that such policies and procedures are consistent with these Policies and Procedures, the Investment Advisers may implement them with respect to voting proxies on behalf of the various Funds.  However, the provisions of paragraph 4 of these Policies and Procedures relating to conflicts of interest shall supercede any comparable provisions of the Investment Advisers’ policies and procedures.

As adopted November 1, 2004

Lowe, Brockenbrough & Co., Inc. (the “Adviser”) and The Jamestown Funds (the “Funds”)

Proxy Voting Policies and Procedures

Lowe, Brockenbrough & Co., Inc, The Jamestown Balanced Fund, The Jamestown Equity Fund and The Jamestown Tax Exempt Virginia Fund, each of which is a series of Williamsburg Investment Trust (the “Trust”), intend to exercise a voice on behalf of shareholders and clients in matters of corporate governance through the proxy voting process.  The Funds and the Adviser take their fiduciary responsibilities very seriously and believe the right to vote proxies is a significant asset of shareholders and clients.  The Funds and the Adviser exercise their voting responsibilities as a fiduciary, solely with the goal of maximizing the value of shareholders’ and clients’ investments.

The Trust’s board of trustees has delegated to the Adviser the responsibility of overseeing voting policies and decisions for the Funds.   The Adviser’s proxy voting principles for the Funds and its other clients are summarized below, with specific examples of voting decisions for the types of proposals that are most frequently presented.

General policy for voting proxies

The Adviser will vote proxies solely in the interests of its clients.  Any conflict of interest must be resolved in the way that will most benefit its clients.  The Adviser will consider each issue on its own merits, and the position of a company’s management will not be supported in any situation where it is found not to be in the best interests of its clients.  Proxy voting, absent any unusual circumstances or conflicts of interest, will be conducted in accordance with the procedures set forth below.

Conflicts of interest

The Adviser recognizes that under certain circumstances it may have a conflict of interest in voting proxies on behalf of its clients.  Such circumstances may include, but are not limited to, situations where the Adviser, including officers, directors and employees, has or is seeking a client relationship with the issuer of the security that is the subject of the proxy vote.  The Adviser shall periodically inform its employees that they are under an obligation to be aware of the potential for conflicts of interest on the part of the Adviser with respect to voting proxies on behalf of clients, both as a result of the employee’s personal relationships and due to circumstances that may arise during the conduct of the Adviser’s business, and to bring conflicts of interest of which they become aware to the attention of the Proxy Manager. The Adviser shall not vote proxies relating to such issuers on behalf of its client accounts until it has determined that the conflict of interest is not material or a method of resolving such conflict of interest has been agreed upon by the Management Committee or by the Williamsburg Trust Audit Committee (Audit Committee) for securities held by the Jamestown Funds.  A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence the Adviser’s decision-making in voting a proxy.  Materiality determinations will be based upon an assessment of the particular facts and circumstances.  If the Proxy Committee determines that a conflict of interest is not material, the Adviser may vote proxies notwithstanding the existence of a conflict.  If the conflict of interest is determined to be material, the conflict shall be disclosed to the Management Committee or to the Audit Committee for Jamestown Fund securities and the ballot will be voted per the Egan-Jones recommendation.   The Proxy Manager shall keep a record of all such votes.

In March 2006, the Advisor entered into an agreement with Egan-Jones to provide proxy voting recommendations.  The Advisor shall vote in accordance with the Egan-Jones recommendation unless the Advisor determines an alternative vote shall better serve client interest or unless a client has provided specific voting instructions.  The Advisor shall maintain records of all such votes.

Proxy voting process

The Adviser has designated a Proxy Manager and Committee.  Proxy voting is subject to the supervision of the Proxy Manager.  Reasonable efforts will be made to obtain proxy materials and to vote in a timely fashion. Records will be maintained regarding the voting of proxies under these policies and procedures.

WILLIAMSBURG INVESTMENT TRUST

PART C.	OTHER INFORMATION

Item 28.	Exhibits

(a)	Agreement and Declaration of Trust — Incorporated herein by reference to Registration Statement on Form N-1A

(b)	Bylaws — Incorporated herein by reference to Registration Statement on Form N-1A

(c)	Incorporated herein by reference to Agreement and Declaration of Trust and Bylaws

(d)	(i)	Investment Advisory Agreement for The Jamestown Equity Fund — Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 29 filed on August 1, 1997

(ii)	Investment Advisory Agreement for The Jamestown Balanced Fund — Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 29 filed on August 1, 1997

(iii)	Investment Advisory Agreement for The Jamestown Tax Exempt Virginia Fund — Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 29 filed on August 1, 1997

(iv)
Investment Advisory Agreement for the FBP Appreciation & Income Opportunities Fund (formerly the FBP Balanced Fund and the FBP Contrarian Balanced Fund) — Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 40 filed on August 2, 2004

(v)
Investment Advisory Agreement for the FBP Equity & Dividend Plus Fund (formerly the FBP Value Fund and the FBP Contrarian Equity Fund) — Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 40 filed on August 2, 2004

(vi)	Investment Advisory Agreement for The Government Street Equity Fund — Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 41 filed on November 15, 2004

(vii)	Investment Advisory Agreement for The Alabama Tax Free Bond Fund — Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 41 filed on November 15, 2004

(viii)	Investment Advisory Agreement for The Government Street Mid-Cap Fund — Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 40 filed on July 29, 2004

(ix)	Investment Advisory Agreement for The Davenport Core Fund (formerly The Davenport Equity Fund) — Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 31 filed on July 31, 1998

(x)	Investment Advisory Agreement for the Davenport Value & Income Fund — Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 51 filed on July 29, 2011

(xi)	Investment Advisory Agreement for the Davenport Equity Opportunities Fund — Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 51 filed on July 29, 2011

(e)	Distribution Agreement with Ultimus Fund Distributors, LLC — Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 54 filed on July 30, 2012

(f)	Inapplicable

(g)	(i)	Custody Agreement with U.S. Bank, N.A. (formerly Star Bank) — Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 26 filed on August 1, 1996

(ii)	Amendment to Custody Agreement – Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 51 filed on July 29, 2011

(h)	(i)	Mutual Fund Services Agreement with Ultimus Fund Solutions, LLC, revised December 1, 2012 — Filed herewith

(ii)	Compliance Consulting Agreement with Ultimus Fund Solutions, LLC — Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 45 filed on July 27, 2007

(i)	Opinion and Consent of Counsel relating to Issuance of Shares — Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 51 filed on July 29, 2011

(j)	Consent of Independent Registered Public Accounting Firm — Filed herewith

(k)	Inapplicable

(l)	Inapplicable

(m)	Inapplicable

(n)	Inapplicable

(o)	Reserved

(p)	(i)	Code of Ethics of The Jamestown Funds — Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 45 filed on July 27, 2007

(ii)	Code of Ethics of Lowe, Brockenbrough & Company, Inc. — Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 51 filed on July 29, 2011

(iii)	Code of Ethics of the Flippin, Bruce & Porter Funds — Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 47 filed on July 29, 2009.

(iv)	Code of Ethics of Flippin, Bruce & Porter, Inc. — Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 44 filed on July 28, 2006

(v)	Code of Ethics of The Government Street Funds — Filed herewith

(vi)	Code of Ethics of Leavell Investment Management, Inc. — Filed herewith

(vii)	Code of Ethics of The Davenport Funds — Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 51 filed on July 29, 2011

(viii)	Code of Ethics of Davenport & Company LLC — Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 47 filed on July 29, 2009

(ix)	Code of Ethics of Ultimus Fund Distributors, LLC — Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 54 filed on July 30, 2012

Item 29.	Persons Controlled by or Under Common Control with Registrant

No person is directly or indirectly controlled by or under common control with the Registrant.

Item 30.	Indemnification

Article VIII of the Registrant’s Agreement and Declaration of Trust provides for indemnification of officers and Trustees as follows:

SECTION 8.4 Indemnification of Trustees and Officers.  Subject to the limitations set forth in this Section 8.4, the Trust shall indemnify (from the assets of the Fund or Funds to which the conduct in question relates) each of its Trustees and officers, including persons who serve at the Trust’s request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (referred to hereinafter, together with such person’s heirs, executors, administrators or other legal representatives, as a “covered person”) against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants’ and counsel fees, incurred by any covered person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such covered person may be or may have been involved as a party or otherwise or with which such covered person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, except with respect to any matter as to which it has been determined that such covered person (i) did not act in good faith in the reasonable belief that his action was in or not opposed to the best interests of the Trust or

(ii) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office (either and both of the conduct described in clauses (i) and (ii) above being referred to hereinafter as “Disabling Conduct”).  A determination that the covered person is entitled to indemnification may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that such covered person was not liable by reason of Disabling Conduct, (ii) dismissal of a court action or an administrative action against such covered person for insufficiency of evidence of Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, that such covered person was not liable by reason of Disabling Conduct by (a) vote of a majority of a quorum of Trustees who are neither “interested persons” of the Trust as the quoted phrase is defined in Section 2(a) (19) of the Investment Company Act of 1940 nor parties to the action, suit or other proceeding on the same or similar grounds is then or has been pending or threatened (such quorum of such Trustees being referred to hereinafter as the “Disinterested Trustees”), or (b) an independent legal counsel in a written opinion.  Expenses, including accountants’ and counsel fees so incurred by any such covered person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time by the Fund or Funds to which the conduct in question related in advance of the final disposition of any such action, suit or proceeding; provided, that the covered person shall have undertaken to repay the amounts so paid if it is ultimately determined that indemnification of such expenses is not authorized under this Article VIII and if (i) the covered person shall have provided security for such undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of the Independent Trustees, or an independent legal counsel in a written opinion, shall have determined, based on a review of readily available facts (as opposed to a full inquiry), that there is reason to believe that the covered person ultimately will be entitled to indemnification hereunder.

SECTION 8.5 Compromise Payment.  As to any matter disposed of by a compromise payment by any covered person referred to in Section 8.4 hereof, pursuant to a consent decree or otherwise, no such indemnification either for said payment or for any other expenses shall be provided unless such indemnification shall be approved (i) by a majority of the Disinterested Trustees or (ii) by an independent legal counsel in a written opinion.  Approval by the Independent Trustees pursuant to clause (ii) shall not prevent the recovery from any covered person of any amount paid to such covered person in accordance with either of such clauses as indemnification if such covered person is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that such covered person’s action was in or not opposed to the best interests of the Trust or to have been liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such covered person’s office.

SECTION 8.6 Indemnification Not Exclusive.  The right of indemnification provided by this Article VIII shall not be exclusive of or affect any of the rights to which any such covered person may be entitled.  Nothing contained in this Article VIII shall affect any rights to indemnification to which personnel of the Trust, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person.

The Registrant’s Investment Advisory Agreements provide for indemnification of each of the Advisors as follows:

8.(b) Indemnification of Advisor.  Subject to the limitations set forth in this Subsection 8(b), the Trust shall indemnify, defend and hold harmless (from the assets of the Fund or Funds to which the conduct in question relates) the Advisor against all loss, damage and liability, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants’ and counsel fees, incurred by the Advisor in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, related to or resulting from this Agreement or the performance of services hereunder, except with respect to any matter as to which it has been determined that the loss, damage or liability is a direct result of (i) a breach of fiduciary duty with respect to the receipt of  compensation for services; or (ii) willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by it of its duties under this Agreement (either and both of the conduct described in clauses (i) and (ii) above being referred to hereinafter as “Disabling Conduct”).  A determination that the Advisor is entitled to indemnification may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Advisor was not liable by reason of Disabling Conduct, (ii) dismissal of a court action or an administrative proceeding against the Advisor for insufficiency of evidence of Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, that the Advisor was not liable by reason of Disabling Conduct by: (a) vote of a majority of a quorum of Trustees who are neither “interested persons” of the Trust as the quoted phrase is defined in Section 2 (a) (19) of the Investment Company Act of 1940 nor parties to the action, suit or other proceeding on the same or similar grounds that is then or has been pending or threatened (such quorum of such Trustees being referred to hereinafter as the “Independent Trustees”), or (b) an independent legal counsel in a written opinion.  Expenses, including accountants’ and counsel fees so incurred by the Advisor (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time by the Fund or Funds to which the conduct in question related in advance of the final disposition of any such action, suit or proceeding; provided, that the Advisor shall have undertaken to repay the amounts so paid if it is ultimately determined that indemnification of such expenses is not authorized under this Subsection 8(b) and if (i) the Advisor shall have provided security for such undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of the Independent Trustees, or an independent legal counsel in a written opinion, shall have determined, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Advisor ultimately will be entitled to indemnification hereunder.

As to any matter disposed of by a compromise payment by the Advisor referred to in this Subsection 8(b), pursuant to a consent decree or otherwise, no such indemnification either for said payment or for any other expenses shall be provided unless such indemnification shall be approved (i) by a majority of the Independent Trustees or (ii) by an independent legal counsel in a written opinion.  Approval by the Independent Trustees pursuant to clause (i) shall not prevent the recovery from the Advisor of any amount paid to the Advisor in accordance with either of such clauses as indemnification if the Advisor is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that the Advisor’s action was in or not opposed to the best interests of the Trust or to have been liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in its conduct under the Agreement.

The right of indemnification provided by this Subsection 8(b) shall not be exclusive of or affect any of the rights to which the Advisor may be entitled.  Nothing contained in this Subsection 8(b) shall affect any rights to indemnification to which Trustees, officers or other personnel of the Trust, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person.

The Board of Trustees of the Trust shall take all such action as may be necessary and appropriate to authorize the Trust hereunder to pay the indemnification required by this Subsection 8(b) including, without limitation, to the extent needed, to determine whether the Advisor is entitled to indemnification hereunder and the reasonable amount of any indemnity due it hereunder, or employ independent legal counsel for that purpose.

8.(c) The provisions contained in Section 8 shall survive the expiration or other termination of this Agreement, shall be deemed to include and protect the Advisor and its directors, officers, employees and agents and shall inure to the benefit of its/their respective successors, assigns and personal representatives.

The Distribution Agreement with Ultimus Fund Distributors, LLC (the “Distributor”) provides that the Distributor, its directors, officers, employees, partners, shareholders and control persons shall not be liable for any error of judgment or mistake of law or for any loss suffered by Registrant in connection with the matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of any of such persons in the performance of Distributor’s duties or from the reckless disregard by any of such persons of Distributor’s obligations and duties under the Agreement.  Registrant will advance attorneys’ fees or other expenses incurred by any such person in defending a proceeding, upon the undertaking by or on behalf of such person to repay the advance if it is ultimately determined that such person is not entitled to indemnification.

The Registrant maintains a standard mutual fund and investment advisory professional and directors and officers liability policy.  The policy provides coverage to the Registrant and its Trustees and officers.  Coverage under the policy includes losses by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.  The Registrant may not pay for insurance which protects its Trustees and officers against liabilities arising from action involving willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their offices.

Item 31.	Business and Other Connections of the Investment Advisers

Lowe, Brockenbrough & Company, Inc. (“LB&C”), 1802 Bayberry Court, Suite 400, Richmond, Virginia 23226, is a registered investment adviser providing investment advisory services to three series of Registrant:  The Jamestown Balanced Fund, The Jamestown Equity Fund and The Jamestown Tax Exempt Virginia Fund (the “Jamestown Funds”).  LB&C also provides investment advisory services to corporations, trusts, pension and profit sharing plans, other business and institutional accounts, and individuals.  The following list sets forth the directors and officers of LB&C and the business and other connections of a substantial nature engaged in at any time during the past two years:

i.	Austin Brockenbrough, III—Chairman and Managing Director of LB&C
▪	Vice President of The Jamestown Funds. Trustee of Registrant until June 2012

ii.	Lawrence B. Whitlock, Jr.—Managing Director of LB&C
▪	Vice President of The Jamestown Balanced Fund and The Jamestown Equity Fund

iii.	David A. Lyons— Chief Operating Officer and Managing Director of LB&C

iv.	Charles M. Caravati, III—Chief Investment Officer and Managing Director of LB&C
▪	President of The Jamestown Balanced Fund and The Jamestown Equity Fund

v.	William R. Claiborne—Managing Director of LB&C

vi.	Austin Brockenbrough, IV – President and Managing Director of LB&C

vii.	Joseph A. Jennings, III – Managing Director of LB&C
▪	President of The Jamestown Tax Exempt Virginia Fund

viii.	Page T. Reece—Chief Compliance Officer and Managing Director of LB&C
▪	Compliance Officer of The Jamestown Funds

ix.	J. Ros Bowers, Jr. – Managing Director of LB&C

x.	Christopher J. Dion, CFA – Managing Director of LB&C

xi.	Robert R. Burke – Managing Director of LB&C

Flippin, Bruce & Porter, Inc. (“FBP”), 800 Main Street, Suite 202, Lynchburg, Virginia 24505, is a registered investment adviser providing investment advisory services to two series of Registrant: the FBP Equity & Dividend Plus Fund the FBP Appreciation & Income Opportunities Fund (the “FBP Funds”).  FBP also provides investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts, and individuals.  The following list sets forth the directors and officers of FBP and the business and other connections of a substantial nature engaged in at any time during the past two years:

(i)	John T. Bruce—President, Director and member of Executive Committee of FBP
▪	President of the FBP Funds

(ii)	John M. Flippin—Director of FBP
▪	Vice President of the FBP Funds

(iii)	Robert G. Porter, III—Director of FBP
▪	Vice President of the FBP Funds

(iv)	David J. Marshall—Portfolio Manager, Director and member of Executive Committee of FBP
▪	Vice President of the FBP Funds

(v)	John H. Hanna, IV—Director of Marketing and member of Executive Committee of FBP
▪	Vice President of the FBP Funds

(vi)	Teresa L. Sanderson—Chief Compliance Officer of FBP
•	Compliance Officer of the FBP Funds

(vii)	Michael E. Watson—Treasurer and Controller of FBP

(viii)	Norman D. Darden, III —Member of Executive Committee of FBP

Leavell Investment Management, Inc. (“LIM”), 210 St. Joseph Street, Mobile, Alabama 36602, is a registered investment adviser providing investment advisory services to three series of Registrant: The Government Street Equity Fund, The Government Street Mid-Cap Fund and The Alabama Tax Free Bond Fund (the “Government Street Funds”).  LIM also provides investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts, and individuals.  The following list sets forth the directors and officers of LIM and the business and other connections of a material nature engaged in at any time during the past two years:

(i)	Thomas W. Leavell—President, Chief Executive Officer and Director of LIM
•	President of The Government Street Funds

(ii)	Timothy S. Healey—Executive Vice President, Chief Investment Officer and Director of LIM
•	Vice President of The Government Street Mid-Cap Fund and The Alabama Tax Free Bond Fund

(iii)	Janet R. Hayes—Executive Vice President, Chief Operating Officer and Director of LIM

(iv)	Michael C. Teel—Senior Vice President of LIM

(v)	Mary S. Hope—Vice President of LIM
•	Vice President of The Government Street Funds

(vi)	Richard E. Anthony—Vice President of LIM

(vii)	Richard M. Stimpson—Vice President of LIM

(viii)	Michael J. Hofto—Vice President, Chief Financial Officer and Treasurer of LIM

(ix)	Margaret H. Alves—Chief Compliance Officer, Secretary and Director of LIM
•	Vice President of The Government Street Funds

(x)	John M. Williams—Vice President of LIM

(xi)	Andrew A. Saunders — Director of LIM

Davenport & Company LLC (“Davenport”), One James Center, Richmond, Virginia 23285, is a registered investment adviser providing investment advisory services to three series of Registrant, The Davenport Core Fund, Davenport Value & Income Fund and Davenport Equity Opportunities Fund (the “Davenport Funds”).  Davenport is a registered broker-dealer and also provides investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts, and individuals.  The following list sets forth the directors and officers of Davenport and the business and other connections of a material nature engaged in at any time during the past two years:

(i)	Coleman Wortham, III— Chairman and a Director of Davenport

(ii)	John P. Ackerly, IV—Senior Vice President and a Director of Davenport
▪	Trustee of Registrant and President of The Davenport Funds

(iii)	Michael S. Beall—Executive Vice President and a Director of Davenport

(iv)	James M. Traudt—Senior Vice President and a Director of Davenport

(v)	David M. West—Senior Vice President and a Director of Davenport

(vi)	Edward R. Lawton, Jr.—Senior Vice President and a Director of Davenport

(vii)	Joseph L. Keiger, III—Senior Vice President and a Director of Davenport

(viii)	Edward Trigg Brown, Jr.—Executive Vice President and a Director of Davenport

(ix)	Ann M. Richmond—Senior Vice President, Treasurer and a Director of Davenport

(x)	Kenneth S. Gregory—Senior Vice President and a Director of Davenport

(xi)	Henry L. Valentine, III—Senior Vice President and a Director of Davenport

(xii)	Eugene M. Valentine, Jr.—Senior Vice President and a Director of Davenport

(xiii)	Lucy W. Hooper—Executive Vice President and a Director of Davenport

(xiv)	Robert F. Mizell—Executive Vice President, Chief Financial Officer and a Director of Davenport

(xv)	William R. Barksdale, IV—Senior Vice President and a Director of Davenport

(xvi)	William M. Noftsinger, Jr.—Senior Vice President and a Director of Davenport

(xvii)	Brian A. McCormack—Senior Vice President, Chief Compliance Officer and AML Compliance Officer of Davenport

(xviii)	David P. Rose—Senior Vice President and a Director of Davenport

(xix)	W. David Gorsline, Jr.—Senior Vice President and a Director of Davenport

(xx)	Robert B. Giles—Executive Vice President and a Director of Davenport

(xxi)	David C. Anderson—Senior Vice President and a Director of Davenport

(xxii)	Richard M. Coradi—Senior Vice President and a Director of Davenport

(xxiii)	Richard E. Dolan, III—Senior Vice President and a Director of Davenport

(xxiv)	Kathleen R. Holman—Executive Vice President, Chief Administrative Officer and a Director of Davenport

(xxv)	Richard W. Jones, IV—Senior Vice President and a Director of Davenport

(xxvi)	Andrew J. Jowdy, Sr.—Senior Vice President and a Director of Davenport

(xxvii)	Maura J. LaVay—Senior Vice President and a Director of Davenport

(xxviii)	Timothy S. Taylor—Senior Vice President and a Director of Davenport

(xxix)	Rodney D. Rullman—Senior Vice President and a Director of Davenport

(xxx)	Michael J.D. Kane—Senior Vice President and a Director of Davenport

(xxxi)	Courtney E. Rogers—Senior Vice President and a Director of Davenport

(xxxii)	James E. Crawley—Senior Vice President and a Director of Davenport

(xxxiii)	Sean J. Allburn—Senior Vice President and a Director of Davenport

(xxxiv)	Edin Terzimehic—Assistant Vice President of Davenport

(xxxv)	Denise C. Peters—First Vice President and Chief Compliance Officer for Investment Advisory Services of Davenport
•	Compliance Officer of The Davenport Funds

(xxxviii)	Joseph W. Paucke —Senior Vice President and a Director of Davenport

(xxxix)	Kevin G. Boll, Jr.—Senior Vice President and a Director of Davenport

(xl)	George L. Smith, III—Senior Vice President and a Director of Davenport
▪	Vice President of The Davenport Funds

(xli)	Irving L. Chapman, IV—President, Chief Executive Officer and a Director of Davenport
▪	Vice President of The Davenport Funds

(xlii)	Gary W. Scott—Senior Vice President and a Director of Davenport

(xliii)	Cleighton L. Hilbert, Jr.—Senior Vice President and a Director of Davenport

(xliv)	William R. Hershey—Senior Vice President and a Director of Davenport

(xlv)	Edward F. Cole, III—Senior Vice President and a Director of Davenport

(xlvi)	John G. Vine—Senior Vice President and a Director of Davenport

(xlvii)	William F. Calliott —Senior Vice President and a Director of Davenport

Item 32.	Principal Underwriters

(a)
Ultimus Fund Distributors, LLC (the “Distributor”) also acts as the principal underwriter for Hussman Investment Trust, The Investment House Funds, The Cutler Trust, Profit Funds Investment Trust, The Berwyn Funds, Schwartz Investment Trust, TFS Capital Investment Trust, CM Advisors Family of Funds, The Piedmont Investment Trust, Gardner Lewis Investment Trust, Stralem Fund, AlphaMark Investment Trust, Papp Investment Trust, The First Western Funds Trust and Ultimus Managers Trust, other open-end investment companies.

(b)
The following list sets forth the directors and executive officers of the Distributor.  The address of the Distributor and the persons named below is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

Name	Position with Distributor	Position with Registrant
Robert G. Dorsey	President/Managing Director	Vice President

Mark J. Seger	Treasurer/Managing Director	Treasurer

Tina H. Bloom	Vice President	Chief Compliance Officer/Secretary

Wade R. Bridge	Vice President	Assistant Secretary

Stephen L. Preston	Chief Compliance Officer	Vice President/AML Compliance Officer

Craig J. Hunt	Vice President	None

Jeffrey Moeller	Vice President	None

Nancy Aleshire	Vice President	None

Doug Jones	Vice President	None

Kristine M. Limbert	Vice President	None

(c)	Inapplicable

Item 33.	Location of Accounts and Records

Accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder will be maintained by the Registrant at its principal executive office located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.  Certain records, including records relating to the physical possession of Registrant’s securities, may be maintained at the main offices of Registrant’s investment advisers and custodian.

Item 34.	Management Services Not Discussed in Parts A or B

Not Applicable

Item 35.	Undertakings

Not Applicable

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this Registration Statement to be signed below on its behalf by the undersigned, thereunto duly authorized, in the City of Cincinnati and State of Ohio on the 29th day of July, 2013.

WILLIAMSBURG INVESTMENT TRUST

By:	/s/ Tina H. Bloom
Tina H. Bloom
Secretary/Chief Compliance Officer

The term “Williamsburg Investment Trust” means and refers to the Trustees from time to time serving under the Agreement and Declaration of Trust of the Registrant dated July 18, 1988, as amended, a copy of which is on file with the Secretary of The Commonwealth of Massachusetts.  The obligations of the Registrant hereunder are not binding personally upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Registrant, but bind only the trust property of the Registrant, as provided in the Agreement and Declaration of Trust of the Registrant.  The execution of this Registration Statement has been authorized by the Trustees of the Registrant and this Registration Statement has been signed by an authorized officer of the Registrant, acting as such, and neither such authorization by such Trustees nor such execution by such officer shall be deemed to have been made by any of them, but shall bind only the trust property of the Registrant as provided in its Declaration of Trust.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title		Date

Robert S. Harris.*	Chairman of the Board and Trustee		July 29, 2013

/s/ Mark J. Seger	Treasurer		July 29, 2013
Mark J. Seger

		By:	/s/ Tina H. Bloom
Tina H. Bloom
John T. Bruce*	Trustee		Attorney-in-fact*
July 29, 2013
J. Finley Lee, Jr.*	Trustee

Richard L. Morrill*	Trustee

Harris V. Morrissette*	Trustee

John P. Ackerly, IV*	Trustee

INDEX TO EXHIBITS

Item 28(h)(i)	Mutual Fund Services Agreement with Ultimus Fund Services, LLC

Item 28(j)	Consent of Independent Registered Public Accounting Firm

Item 28(p)(v)	Code of Ethics of The Government Street Funds

Item 28(p)(vi)	Code of Ethics of Leavell Investment Management, Inc